            As filed with the Securities and Exchange Commission on May 26, 2006
                                                Securities Act File No. 33-41694
                                       Investment Company Act File No. 811-06352

================================================================================

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM N-1A

           Registration Statement Under The Securities Act Of 1933           /X/

                         Pre-Effective Amendment No.                         / /

                       Post-Effective Amendment No. 88                       /X/

                                     and/or

       Registration Statement Under The Investment Company Act Of 1940       /X/

                              Amendment No. 99                               /X/
                        (Check appropriate box or boxes)

                              ING SERIES FUND, INC.
                 (Exact Name of Registrant Specified in Charter)
                          7337 E. Doubletree Ranch Road
                              Scottsdale, AZ 85258
                    (Address of Principal Executive Offices)
       Registrant's Telephone Number, Including Area Code: (800) 992-0180

          Huey P. Falgout, Jr.                               With copies to:
          ING Investments, LLC                           Philip H. Newman, Esq.
     7337 E. Doubletree Ranch Road                        Goodwin Procter, LLP
          Scottsdale, AZ 85258                               Exchange Place
(Name and Address of Agent for Service)                     53 State Street
                                                            Boston, MA 02109

                                   ----------

 It is proposed that this filing will become effective (check appropriate box):

/ / Immediately upon filing pursuant to paragraph (b)

/ / On (date), pursuant to paragraph (b)

/ / 60 days after filing pursuant to paragraph (a)(1)

/X/ On July 31, 2006, pursuant to paragraph (a)(1)

/ / 75 days after filing pursuant to paragraph (a)(2)

/ / on (date), pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

/ / This post-effective amendment designated a new effective date for a previously filed post-effective amendment.

================================================================================

                              ING SERIES FUND, INC.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement consists of the following papers and documents:

-    Cover Sheet

-    Contents of Registration Statement

-    Explanatory Note

-    Supplement dated July 31, 2006

- ING Aeltus Money Market Fund's Class A, Class B and Class C Prospectus dated July 31, 2006

-    ING Aeltus Money Market Fund's Class I Prospectus dated July 31, 2006

-    Brokerage Cash Reserves Prospectus dated July 31, 2006

- ING Aeltus Money Market Fund's Class A, Class B, Class C, and Class I Statement of Additional Information dated July 31, 2006

-    Brokerage Cash Reserves Statement of Additional Information dated July 31,
     2006

-    Part C

-    Signature Page

                                EXPLANATORY NOTE

     This Post-Effective Amendment No. 88 to the Registration Statement ("Amendment") on Form N-1A for ING Series Fund, Inc. ("Registrant") is being filed under Rule 485(a) under the Securities Act of 1933, as amended, for the purpose of updating the disclosure in compliance with annual updating requirements to ING Aeltus Money Market Fund's Class A, Class B and Class C Prospectus, Class I Prospectus, Class A, Class B, Class C and Class I Statement of Additional Information; and Brokerage Cash Reserves' Prospectus and related Statement of Additional Information.

                              ING SERIES FUND, INC.
                                 ("REGISTRANT")

                        Supplement dated July 31, 2006 to
     ING Aeltus Money Market Fund's Class A, Class B and Class C Prospectus,
           Class I Prospectus and Brokerage Cash Reserves' Prospectus,
                            each dated July 31, 2006

The Prospectuses for the Registrant are hereby supplemented with the following information relating to "Information Regarding Trading of ING's U.S. Mutual Funds."

INFORMATION REGARDING TRADING OF ING'S U.S. MUTUAL FUNDS

As discussed in earlier supplements, ING Investments, LLC ("Investments"), the adviser to the ING Funds, has reported to the Boards of Directors/Trustees (the "Boards") of the ING Funds that, like many U.S. financial services companies, Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. Investments has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, Investments reported that management of U.S. affiliates of ING Groep N.V., including Investments (collectively, "ING"), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING's internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING's variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Boards.

Investments has advised the Boards that most of the identified arrangements were initiated prior to ING's acquisition of the businesses in question in the U.S. Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, Investments has advised the Boards that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

In September 2005, ING Funds Distributor, LLC ("IFD"), the distributor of certain ING Funds, settled an administrative proceeding with the NASD regarding three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered into formal and informal arrangements that permitted frequent trading. Under the terms of the Letter of Acceptance, Waiver and Consent ("AWC") with the NASD, under which IFD neither admitted nor denied the allegations or findings, IFD consented to the following sanctions: (i) a censure; (ii) a fine of $1.5 million; (iii) restitution of approximately $1.44 million to certain ING Funds for losses attributable to excessive trading described in the AWC; and
(iv) agreement to make certification to NASD regarding the review and establishment of certain procedures.

In addition to the arrangements discussed above, Investments reported to the Boards that, at this time, these instances include the following, in addition to the arrangements subject to the AWC discussed above:

     - Aeltus Investment Management, Inc. (a predecessor entity to ING Investment Management Co.) identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

     - ReliaStar Life Insurance Company ("ReliaStar") entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

     - In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters, you may consult the Form 8-K and Form 8-K/A for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the Securities and Exchange Commission (the "SEC") on October 29, 2004 and September 8, 2004. These Forms 8-K and Forms 8-K/A can be accessed through the SEC's Web site at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Boards are the only instances of such trading respecting the ING Funds.

Investments reported to the Boards that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, Investments advised the Boards that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING's acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, Investments reported that given ING's refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

     - ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING's internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the SEC. Investments reported to the Boards that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

     - ING updated its Code of Conduct for employees reinforcing its employees' obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

     - The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

     - ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.

     - ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

     REQUESTS FOR INFORMATION FROM NEW YORK ATTORNEY GENERAL

     As has been widely reported in the media, the New York Attorney General's office ("NYAG") is conducting broad investigations regarding insurance quoting and brokerage practices. ING U.S. has been subpoenaed in this regard, and is cooperating fully with these NYAG requests for information.

     ING U.S. believes that its practices are consistent with our business principles and our commitment to our customers.

     At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

     There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

[GRAPHIC]


PROSPECTUS

PROSPECTUS


JULY 31, 2006

CLASS A, CLASS B AND CLASS C

MONEY MARKET FUND

- ING AELTUS MONEY MARKET FUND


THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT INVESTING IN CLASS A, CLASS B AND CLASS C SHARES OF ING AELTUS MONEY MARKET FUND. YOU SHOULD READ IT CAREFULLY BEFORE YOU INVEST, AND KEEP IT FOR FUTURE REFERENCE. PLEASE NOTE THAT YOUR INVESTMENT: IS NOT A BANK DEPOSIT, IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC"), THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY AND IS AFFECTED BY MARKET FLUCTUATIONS. THERE IS NO GUARANTEE THAT THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. AS WITH ALL MUTUAL FUNDS, THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS THE SEC JUDGED WHETHER THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR ADEQUATE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


[ING LOGO]

                                                                   WHAT'S INSIDE
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[GRAPHIC]

INVESTMENT OBJECTIVE

[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES

[GRAPHIC]

RISKS

[GRAPHIC]

HOW THE FUND HAS PERFORMED

[GRAPHIC]

WHAT YOU PAY TO INVEST


These pages contain a description of the Fund included in this Prospectus, including the Fund's investment objective, principal investment strategies and risks.


You'll also find:


HOW THE FUND HAS PERFORMED. A chart that shows the Fund's financial performance for the past ten years (or since inception, if shorter).

WHAT YOU PAY TO INVEST. A list of the fees and expenses you pay -- both directly and indirectly -- when you invest in the Fund.



INTRODUCTION TO ING AELTUS MONEY MARKET FUND                                   1

ING Aeltus Money Market Fund                                                   2

WHAT YOU PAY TO INVEST                                                         4

SHAREHOLDER GUIDE                                                              6

MANAGEMENT OF THE FUND                                                        15

MORE INFORMATION ABOUT RISKS                                                  16

DIVIDENDS, DISTRIBUTIONS AND TAXES                                            19

FINANCIAL HIGHLIGHTS                                                          20

WHERE TO GO FOR MORE INFORMATION                                      Back Cover

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                    INTRODUCTION TO ING AELTUS MONEY MARKET FUND

--------------------------------------------------------------------------------

THIS PROSPECTUS IS DESIGNED TO HELP YOU MAKE INFORMED DECISIONS ABOUT YOUR INVESTMENTS.


   ING Aeltus Money Market Fund seeks high current return, consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 net asset value per share. The Fund invests primarily in high quality money market instruments.

   It may be a suitable investment if you:

   - seeks high current return, consistent with the preservation of capital and liquidity.


[SIDENOTE]


Risk is the potential that your investment will lose money or not earn as much as you hope. All mutual funds have varying degrees of risk, depending on the securities in which they invest. Please read this Prospectus carefully to be sure you understand the principal investment strategies and risks associated with the Fund. You should consult the Statement of Additional Information ("SAI") for a complete list of the investment strategies and risks.


[GRAPHIC]


If you have any questions about the Fund, please call your investment professional or us at 1-800-992-0180.


[GRAPHIC]
                          If you have any questions, please call 1-800-992-0180.


                                  Introduction to ING Aeltus Money Market Fund 1

                                                                         ADVISER
                                                            ING Investments, LLC

                                                                     SUB-ADVISER
ING AELTUS MONEY MARKET FUND                       ING Investment Management Co.
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

[GRAPHIC]

The Fund seeks to provide investors with a high level of current income, consistent with preservation of capital and liquidity and the maintenance of a stable $1.00 net asset value per share.

PRINCIPAL INVESTMENT STRATEGIES

[GRAPHIC]

The Fund will operate as a diversified fund and invest in a portfolio of high-quality, U.S. dollar denominated short-term debt securities that are determined by the Sub-Adviser to present minimal credit risks. The Fund may maintain a rating from one or more rating agencies that provide ratings on money market funds. There can be no assurance that the Fund will maintain any particular rating or maintain it with a particular rating agency. To maintain a rating, the Sub-Adviser may manage the Fund more conservatively than if it was not rated.

Portfolio investments of the Fund are valued based on the amortized cost valuation method pursuant to Rule 2a-7 under the Investment Company Act of 1940 ("Rule 2a-7"). Obligations in which the Fund invests generally have remaining maturities of 397 days or less, although upon satisfying certain conditions of Rule 2a-7, the Fund may, to the extent otherwise permissible, invest in instruments subject to repurchase agreements and certain variable and floating rate obligations that bear longer final maturities. The dollar-weighted average portfolio maturity of the Fund will not exceed 90 days.

The Fund will invest in obligations permitted to be purchased under Rule 2a-7 including, but not limited to, (i) U.S. government securities and obligations of its agencies or instrumentalities; (ii) commercial paper, mortgage- and asset-backed securities, repurchase agreements, guaranteed investment contracts, municipal securities, loan participation interests, and medium-term notes; (iii) other money market mutual funds; and (iv) the following domestic Yankee-dollar and Euro-dollar obligations: certificates of deposit, time deposits, bankers acceptances, and other promissory notes, including floating and variable rate obligations issued by U.S. or foreign bank holding companies, and their bank subsidiaries, branches and agencies. The Fund may invest more than 25% of its total assets in instruments issued by domestic banks. The Fund may significantly invest in securities issued by financial services companies, including among other entities, banks and bank holding companies, investment banks, trust companies, insurance companies, finance companies, and broker-dealers.

The Fund may purchase securities on a when-issued basis and purchase or sell them on a forward commitment basis. The Fund may also invest in variable rate master demand obligations, which are unsecured demand notes that permit the underlying indebtedness to vary, and provide for periodic adjustments in the interest rate.

In choosing investments for the Fund, the Sub-Adviser employs a highly disciplined, four step investment process designed to ensure preservation of capital and liquidity as well as adherence to regulatory requirements. The four steps are:

-  First, a formal list of high-quality issuers is actively maintained;


- Second, securities of issuers on the approved list which meet maturity guidelines and are rated first tier (I.E., they are given the highest short-term rating by at least two nationally recognized statistical rating organizations, or by a single rating organization if a security is rated only by that organization, or are determined to be of comparable quality by the Sub-Adviser pursuant to guidelines approved by the Fund's Board of Directors), are selected for investment;


- Third, diversification is continuously monitored to ensure that regulatory limits are not exceeded; and

- Finally, portfolio maturity decisions are made based upon expected cash flows, income opportunities available in the market and expectations of future interest rates.

RISKS

[GRAPHIC]

The Fund is subject to the risks associated with investing in debt securities.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


CREDIT AND INTEREST RATE -- money market funds, like the Fund, are subject to less credit and interest rate risk than other income funds because they invest in short-term debt securities of the highest quality. Nevertheless, the value of the Fund's investments may fall when interest rates rise and the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt.

PREPAYMENT -- the Fund may invest in mortgage-related securities, which can be paid off early if the borrowers on the underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, the Fund will be forced to reinvest this money at lower yields.

CONCENTRATION IN THE FINANCIAL SERVICES SECTOR -- the risks of concentrating in investments in the financial services sector include, but are not limited to the following: credit risk, interest rate risks, and regulatory risk (the impact of state or federal legislation and regulations). In addition, to the extent that the Fund concentrated in the banking industry, the risks described above may be greater.


FOREIGN INVESTING -- Euro- and Yankee-dollar investments involve certain risks that are different from investments in domestic obligations of U.S. banks. These risks may include unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls or other governmental restrictions that might affect payment of principal or interest. In addition, foreign banks are not regulated by U.S. banking authorities and are generally not bound by financial reporting standards comparable to U.S. banks.

REPURCHASE AGREEMENTS -- repurchase agreements involve the purchase by the Fund of a security that the seller has agreed to buy back. If the seller defaults and the collateral value declines, the Fund might incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time.

MORTGAGE-RELATED SECURITIES -- the prices of mortgage-related securities are sensitive to changes in interest rates and changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, the price of the mortgage-related security may fall.

U.S. GOVERNMENT SECURITIES -- some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations of the U.S. Treasury such as U.S. Treasury notes, bills and bonds, as well as indirect obligations including Government National Mortgage Association ("GNMA"), the Small Business Administration and the Farmers Home Administration, among others. Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury, including Federal Financing Bank, The Federal Home Loan Banks and the U.S. Postal Services. Still others are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. These include Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation and the Federal Farm Credit Banks, among others. Consequently, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. No assurance can be given that the U.S. government would provide financial support to such agencies if needed. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. government have less credit risk.

A more detailed discussion of the risks associated with investing in the Fund is available in the "More Information About Risks" section.

2 ING Aeltus Money Market Fund

                                                    ING AELTUS MONEY MARKET FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED

[GRAPHIC]


The following information is intended to help you understand the risks of investing in the Fund. The value of your shares in the Fund will fluctuate depending on the Fund's investment performance. The bar chart and table below show the changes in the Fund's performance from year to year and the table compares the Fund's performance to the performance of a broad measure of market performance for that same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.


The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

[CHART]


                       YEAR BY YEAR TOTAL RETURNS(%)(1)(2)
                (FOR THE PERIODS ENDED DECEMBER 31 OF EACH YEAR)


1996        5.41
1997        5.45
1998        5.32
1999        4.98
2000        6.07
2002        3.85
2002        1.27
2003        0.52
2004        0.79
2005        [ ]


            BEST AND WORST QUARTERLY PERFORMANCE DURING THIS PERIOD:



                          Best:  [ ] quarter [ ]: [ ]%
                          Worst: [ ] quarter [ ]: [ ]%



    The Fund's Class A shares' year-to-date total return as of June 30, 2006:
                                      [ ]%



The table below provides some indication of the risks of investing in the Fund by showing how the Fund's Class A shares' average annual total returns for different calendar periods compared to the returns of the iMoneyNet First Tier Retail Index. It is not possible to invest directly in the index.

                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)
                    (FOR THE PERIOD ENDED DECEMBER 31, 2005)



                                                                             10 YEARS
                                                     1 YEAR   5 YEARS   (OR LIFE OF CLASS)
     Class A                                     %    [ ]       [ ]            [ ]
     iMoneyNet First Tier Retail Index(3)        %    [ ]       [ ]            [ ]
     Class B(4)                                  %    [ ]       [ ]            [ ]
     iMoneyNet First Tier Retail Index(3)        %    [ ]       [ ]            [ ](5)
     Class C(6)                                  %    [ ]       [ ]            [ ]
     iMoneyNet First Tier Retail Index(3)        %    [ ]       [ ]            [ ](7)



(1) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and ING Investment Management Co., the former investment adviser, serves as sub-adviser.

(2) On February 2, 1998, the Fund redesignated Adviser Class shares as Class A shares. Class A, Class B and Class C shares commenced operations on April 15, 1994, March 1, 1999 and June 30, 1998, respectively.

(3) The iMoneyNet First Tier Retail Index is an unmanaged index that includes the most broadly based money market funds.

(4) Reflects deduction of the deferred sales charge of 5.00%, 2.00% and 1.00%, for the 1 year, 5 year and life of class returns, respectively.

(5)  The Index Return for Class B shares is for the period beginning March 1,
     1999.

(6)  Reflects deduction of deferred sales charge of 1.00% for 1 year returns.

(7)  The Index Return for Class C shares is for the period beginning July 1,
     1998.

For the Fund's current 7 day yield and current 7 day effective yield, please call the Fund at (800) 992-0180.

[GRAPHIC]
                          If you have any questions, please call 1-800-992-0180.

                                                  ING Aeltus Money Market Fund 3

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

[GRAPHIC]


There are two types of fees and expenses when you invest in mutual funds: fees, including sales charges you pay directly when you buy or sell shares, and operating expenses paid each year by the Fund. The tables that follow show the fees and the estimated operating expenses for the Fund. These estimated expenses are based on the expenses paid by the Fund in the fiscal year ended March 31, 2006. Actual expenses paid by the Fund may vary from year to year.


FEES YOU PAY DIRECTLY


                                                     CLASS A   CLASS B   CLASS C
--------------------------------------------------------------------------------
MAXIMUM SALES CHARGE ON YOUR INVESTMENT (AS A %         none      none      none
 OF OFFERING PRICE)(1)

MAXIMUM DEFERRED SALES CHARGE (AS A % OF
 PURCHASE OR SALES PRICE, WHICHEVER IS LESS)            none      5.00(2)   1.00(3)



(1) The Fund does not impose any front-end sales charge (load) on reinvested dividends or distributions.
(2) A contingent deferred sales charge ("CDSC") is imposed upon redemptions within 6 years from purchase. The fee has scheduled reductions after the first year. Please see page [ ].
(3)  A CDSC is imposed upon redemptions within 1 year from purchase.

OPERATING EXPENSES PAID EACH YEAR BY THE FUND(1)

(as a % of average net assets)

CLASS A


                                         DISTRIBUTION                   TOTAL
                                         AND SERVICE                    FUND         WAIVERS,
                            MANAGEMENT     (12b-1)        OTHER       OPERATING   REIMBURSEMENTS     NET
FUND                           FEE           FEES       EXPENSES(2)   EXPENSES    AND RECOUPMENT   EXPENSES
-----------------------------------------------------------------------------------------------------------
ING Aeltus Money Market   %    0.40           --            [ ]          [ ]            --           [ ]



CLASS B



                                         DISTRIBUTION                   TOTAL
                                         AND SERVICE                    FUND         WAIVERS,
                            MANAGEMENT     (12b-1)        OTHER       OPERATING   REIMBURSEMENTS     NET
FUND                           FEE           FEES       EXPENSES(2)   EXPENSES    AND RECOUPMENT   EXPENSES
-----------------------------------------------------------------------------------------------------------
ING Aeltus Money Market   %    0.40           1.00          [ ]          [ ]            --          [ ](3)



CLASS C



                                         DISTRIBUTION                   TOTAL
                                         AND SERVICE                    FUND         WAIVERS,
                            MANAGEMENT     (12b-1)        OTHER       OPERATING   REIMBURSEMENTS     NET
FUND                           FEE           FEES       EXPENSES(2)   EXPENSES    AND RECOUPMENT   EXPENSES
-----------------------------------------------------------------------------------------------------------
ING Aeltus Money Market   %    0.40           --            [ ]          [ ]            --           [ ]



(1) These tables show the estimated operating expenses for the Fund by class as a ratio of expenses to average daily net assets. These estimated expenses are based on the Fund's actual operating expenses for its most recently completed fiscal year, as adjusted for contractual changes, if any, and fee waivers to which ING Investments, LLC the investment adviser to the Fund, has agreed.
(2) ING Funds Services, LLC receives an annual administrative fee equal to 0.08% of the Fund's average daily net assets.
(3) Excludes voluntary waiver of a portion of the 12b-1 fee made by the Distributor during the fiscal year ended March 31, 2005. There is no certainty this waiver will occur in the future. If the voluntary waiver of [ ]% would have been included, net expenses would be [ ]%.


4 What You Pay to Invest

                                                          WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

[GRAPHIC]

EXAMPLES


The Examples that follow are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Each Example assumes that you invested $10,000, that you reinvested all your dividends, that the Fund earned an average annual return of 5.00%, and that annual operating expenses remained at the current level. Keep in mind that this is only an estimate -- actual expenses and performance may vary.


CLASS A


FUND                                    1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------
ING Aeltus Money Market              $   [ ]        [ ]        [ ]         [ ]



CLASS B



                                   IF YOU SELL YOUR SHARES          IF YOU DON'T SELL YOUR SHARES
                              ----------------------------------  ----------------------------------
FUND                          1 YEAR  3 YEARS  5 YEARS  10 YEARS  1 YEAR  3 YEARS  5 YEARS  10 YEARS
----------------------------------------------------------------------------------------------------
ING Aeltus Money Market    $   [ ]      [ ]      [ ]       [ ]     [ ]      [ ]      [ ]       [ ]



CLASS C



                                   IF YOU SELL YOUR SHARES          IF YOU DON'T SELL YOUR SHARES
                              ----------------------------------  ----------------------------------
FUND                          1 YEAR  3 YEARS  5 YEARS  10 YEARS  1 YEAR  3 YEARS  5 YEARS  10 YEARS
----------------------------------------------------------------------------------------------------
ING Aeltus Money Market    $   [ ]      [ ]      [ ]       [ ]     [ ]      [ ]      [ ]       [ ]


[GRAPHIC]
                          If you have any questions, please call 1-800-992-0180.

                                                        What You Pay to Invest 5

SHAREHOLDER GUIDE                                         CHOOSING A SHARE CLASS
--------------------------------------------------------------------------------


ING PURCHASE OPTIONS

You may select from up to three separate classes of shares: Class A, Class B and Class C. The Fund also offers Class I shares that are not offered in this Prospectus.


CLASS A


-  No front-end sales charge; all your money goes to work for you right away.

CLASS B


-  No front-end sales charge; all your money goes to work for you right away.

-  Distribution and service (12b-1) fees of 1.00%.

-  A contingent deferred sales charge (CDSC), as described on the next page.

- Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

CLASS C

-  No front-end sales charge; all your money goes to work for you right away.


-  A 1.00% CDSC on shares sold within one year of purchase.


- No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

When choosing between classes, you should carefully consider:

-  how long you plan to hold shares of the Fund;

-  the amount of your investment;

- the expenses you'll pay for each class, including ongoing annual expenses along with the initial sales charge or the CDSC; and

-  whether you qualify for any sales charge discounts.


The relative impact of the initial sales charge and ongoing annual expenses will depend on the length of time a share is held. Higher distribution fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower net asset value ("NAV") than Class A shares.


Class B shares and Class C shares are not intended for purchase in excess of $100,000 and $1,000,000, respectively. Purchase orders from an individual investor for Class B shares and Class C shares in excess of $100,000 and $1,000,000, respectively, will be declined.


Because the Fund may not be able to identify an individual investor's trading activities when investing through omnibus account arrangements, you and/or your investment professional are responsible for ensuring that your investment in Class B shares or Class C shares does not exceed the maximum of $100,000 or $1,000,000, respectively. The Fund cannot ensure that it will identify purchase orders that would cause your investment in Class B shares or Class C shares to exceed the maximum allowed amount. When investing through such arrangements, you and/or your investment professional should be diligent in determining that you have selected the appropriate share class for you.

You and/or your investment professional also should take care to assure that you are receiving any sales charge reductions or other benefits to which you may be entitled. As an example, as is discussed below, you may be able to reduce a Class A sales charge payable by aggregating purchases to achieve breakpoint discounts. The Fund uses the net amount invested when determining whether a shareholder has reached the required investment amount in order to be eligible for a breakpoint discount. In order to ensure that you are receiving any applicable sales charge reduction, it may be necessary for you to inform the Fund or your financial intermediary of the existence of other accounts that may be eligible to be aggregated. The SAI discusses specific classes of investors who may be eligible for a reduced sales charge. In addition, more information regarding sales charges and applicable breakpoints may be found on the Fund's website by going to www.ingfunds.com, clicking on the "Fund Information" link, and then using the "Shareholder Guides" link found under the "Related Topics" section and selecting the Fund's link. Finally, there are classes that are not available in this Prospectus that may be more appropriate for you. Please review the disclosure about all of the available Fund classes carefully. Before investing, you should discuss which class of shares is right for you with your investment professional and review the prospectus for that share class.


DISTRIBUTION AND SHAREHOLDER SERVICE FEES


To pay for the cost of promoting the Fund and servicing your shareholder account, Class B shares of the Fund have adopted a Rule 12b-1 plan, which requires fees to be paid out of the assets of this share class. Because the fees are paid on an ongoing basis, over time the fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

HOW ING GROEP N.V. COMPENSATES INTERMEDIARIES FOR SELLING ING MUTUAL FUNDS


ING mutual funds are distributed by ING Funds Distributor, LLC ("Distributor"). The Distributor is a broker-dealer that is licensed to sell securities. The Distributor generally does not sell directly to the public but sells and markets its products through intermediaries such as other broker-dealers. Each ING mutual fund also has an investment adviser ("Adviser") who is responsible for managing the money invested in each of the mutual funds. Both of these entities may compensate an intermediary for selling ING mutual funds.


Only persons licensed with the National Association of Securities Dealers ("NASD") as a registered representative (often referred to as a broker or financial advisor) and associated with a specific broker-dealer may sell an ING mutual fund to you. The Distributor has agreements in place with each of these broker-dealers defining specifically what those broker-dealers will be paid for the sale of a particular ING mutual fund. Those broker-dealers then pay the registered representative who sold you the mutual fund some or all of what they receive from ING Groep N.V. ("ING Groep") (NYSE: ING). They may receive a payment when the sale is made and can, in some cases, continue to receive payments while you are invested in the mutual fund.


6 Shareholder Guide

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The Fund's Adviser or the Distributor, out of its own resources and without additional cost to the Fund or its shareholders, may provide additional cash or non-cash compensation to intermediaries selling shares of the Fund, including affiliates of the Adviser and the Distributor. The payments made under these arrangements are paid by the Adviser or the Distributor. Because the Fund is sub-advised by an ING Groep entity, ING Groep may retain more revenue than on those funds it must pay to have sub-advised by non-affiliated entities. Management personnel of ING Groep may receive additional compensation if the overall amount of investments in funds advised by ING Groep meets certain target levels or increases over time.


The Distributor may pay, from its own resources, additional fees to these brokers-dealers or other financial institutions, including affiliated entities. These additional fees paid to intermediaries may take the following forms: (1) a percentage of that entity's customer assets invested in ING mutual funds; or (2) as a percentage of that entity's gross sales; or (3) some combination of these payments. These payments may, depending on the broker-dealer's satisfaction of the required conditions, be periodic and may be up to (1) 0.30% per annum of the value of the Fund's shares held by the broker-dealer's customers or (2) 0.20% of the value of the Fund's shares sold by the broker-dealer during a particular period. In accordance with these practices, if you invested $10,000, the Distributor could pay a maximum of $30 for that sale. If that initial investment averages a value of $10,000 over the year, the Distributor could pay a maximum of $20 on those assets.


The Adviser or the Distributor may provide additional cash or non-cash compensation to third parties selling our mutual funds, including affiliated companies. This may take the form of cash incentives and non-cash compensation, and may include but is not limited to: cash; merchandise; trips; occasional entertainment; meals or tickets to a sporting event; client appreciation events; payment for travel expenses (including meals and lodging) to pre-approved training and education seminars; and payment for advertising and sales campaigns. The Distributor may also pay concessions in addition to those described above to broker-dealers so that ING mutual funds are made available by that broker-dealer for their customers. Sub-Advisers of the Fund may contribute to non-cash compensation arrangements.


Not all mutual funds pay the same amount to the broker-dealers who sell their mutual funds. Broker-dealers can receive different payments based on the mutual funds they offer, the companies with whom they are doing business, and how much they sell. What these broker-dealers are paid also varies depending on the class of mutual fund you purchase.


The top 25 firms we paid to sell our mutual funds, as of the end of the last calendar year are: Advest Inc.; A.G. Edwards & Sons; Charles Schwab & Co. Inc.; Citigroup; Directed Services Inc.; Financial Network Investment Corporation; First Clearing LLC; H&R Block Financial Advisors; ING DIRECT Securities, Inc.; ING Financial Advisors LLC; ING Financial Partners Inc.; ING Life Insurance and Annuity Company; Legg Mason Wood Walker Inc.; Linsco/Private Ledger Corporation; Merrill Lynch; Morgan Stanley Dean Witter; National Financial Services Corporation; Oppenheimer & Co.; Pershing Sweep; Primevest Financial Services Inc.; Raymond James Financial Services; RBC Dain Rauscher Inc.; UBS Financial Services Inc.; Wachovia Securities Inc.; and Wells Fargo Investments.


Your registered representative or broker-dealer could have a financial interest in selling you a particular mutual fund, or the mutual funds of a particular company, to increase the compensation they receive. Please make sure you read fully each mutual fund prospectus and discuss any questions you have with your registered representative.

SALES CHARGE CALCULATION


CLASS A

There is no sales charge if you purchase Class A Shares of the Fund. However, if the Class A shares are exchanged for shares of another ING Fund, you will be charged the applicable sales load for that fund upon the exchange.

CLASS B AND CLASS C

Class B and Class C shares are offered at their NAV per share without any initial sales charge. However, you may be charged a CDSC on shares that you sell within a certain period of time after you bought them. The amount of the CDSC is based on the lesser of the net asset value of the shares at the time of purchase or redemption. There is no CDSC on shares acquired through the reinvestment of dividends and capital gains distributions. The CDSCs are as follows:


CLASS B DEFERRED SALES CHARGE

                                CDSC ON SHARES
YEARS AFTER PURCHASE              BEING SOLD
1st year                             5.00%
2nd year                             4.00
3rd year                             3.00
4th year                             3.00
5th year                             2.00
6th year                             1.00
After 6th year                       none

CLASS C DEFERRED SALES CHARGE

                                CDSC ON SHARES
YEARS AFTER PURCHASE              BEING SOLD
1st year                             1.00%
After 1st year                       none


To keep your CDSC as low as possible, each time you place a request to redeem shares the Fund will first redeem shares in your account that are not subject to a CDSC and then will sell shares that have the lowest CDSC.

SALES CHARGE WAIVERS

CDSC WAIVERS. If you notify the Transfer Agent at the time of redemption, the CDSC for Class B and Class C shares will be waived in the following cases:


- Redemptions following the death or permanent disability of a shareholder if made within one year of death or the initial determination of permanent disability. The waiver is available only for shares held at the time of death or initial determination of permanent disability.

[GRAPHIC]
                          If you have any questions, please call 1-800-992-0180.

                                                             Shareholder Guide 7

SHAREHOLDER GUIDE                                         CHOOSING A SHARE CLASS

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- Redemptions pursuant to a Systematic Withdrawal Plan, up to a maximum of 12% per year of a shareholder's account value based on the value of the account at the time the plan is established and annually thereafter, provided all dividends and distributions are reinvested and the total redemptions do not exceed 12% annually.


- Mandatory distributions from an employer sponsored tax-deferred retirement plan or an individual retirement account ("IRA").

-  Reinvestment of dividends and capital gains distributions.


If you think you may be eligible for a CDSC waiver, contact your investment professional or a Shareholder Services Representative.

REINSTATEMENT PRIVILEGE. If you sell Class B or Class C shares of the Fund, you may be eligible for a full or prorated credit of CDSCs paid on the sale when an investment up to the same amount in the same share class occurs within 90 days of the eligible sale. Reinstated Class B and Class C shares will retain their original cost and purchase date for purposes of the CDSC. This privilege can be used only once per calendar year. If you want to use the Reinstatement Privilege, contact your investment professional or a Shareholder Services Representative, or see the SAI for more information.


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HOW TO PURCHASE SHARES                                         SHAREHOLDER GUIDE

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PURCHASE OF SHARES


The minimum initial investment amounts for the Fund are as follows:


-  Non-retirement accounts: $1,000

-  Retirement accounts: $250

- Pre-Authorized Investment Plan: $1,000 to open; you must invest at least $100 a month.


- Certain omnibus accounts (accounts of investors who purchase fund shares through certain financial intermediaries where the share holdings are held in the name of the financial intermediary): $250

There are no investment minimums for any subsequent investments.


Make your investment using the methods outlined in the table on the right.


The Fund and the Distributor reserve the right to reject any purchase order. Please note that cash, travelers checks, third-party checks, money orders and checks drawn on non-U.S. banks (even if payment may be effected through a U.S.
bank) will not be accepted. The Fund and the Distributor reserve the right to waive minimum investment amounts. The Fund reserves the right to liquidate sufficient shares to recover annual transfer agent fees or to close your account and redeem your shares should you fail to maintain your account value at a minimum of $1,000 ($250 for IRAs).


CUSTOMER IDENTIFICATION


To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens an account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

What this means for you: The Fund and the Distributor must obtain the following information for each person that opens an account:


-  Name;

-  Date of birth (for individuals);

- Physical residential address (although post office boxes are still permitted for mailing); and

- Social security number, taxpayer identification number, or other identifying number.

You may also be asked to show your driver's license, passport or other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and all other non-natural persons.


FEDERAL LAW PROHIBITS THE FUND, THE DISTRIBUTOR AND OTHER FINANCIAL INSTITUTIONS FROM OPENING ACCOUNTS UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE. THEY ALSO MAY BE REQUIRED TO CLOSE YOUR ACCOUNT IF THEY ARE UNABLE TO VERIFY YOUR IDENTITY WITHIN A REASONABLE TIME.


                               INITIAL                   ADDITIONAL
    METHOD                    INVESTMENT                 INVESTMENT
BY CONTACTING          An investment              Visit or consult an
YOUR                   professional with an       investment professional.
INVESTMENT             authorized firm can help
PROFESSIONAL           you establish and
                       maintain your account.

BY MAIL                Visit or consult an        Visit or consult an
                       investment professional.   investment professional.
                       Make check payable to      Fill out the Account
                       the ING Funds and mail     Additions form included
                       it, along with a           on the bottom of your
                       completed Application.     account statement along
                       Please indicate your       with your check payable
                       investment professional    to the ING Funds and mail
                       on the New Account         them to the address on
                       Application.               the account statement.
                                                  Remember to write your
                                                  account number on the
                                                  check.

BY WIRE                Call the ING Operations    Wire the funds in the
                       Department at              same manner described
                       (800) 992-0180 and         under Initial Investment.
                       select Option 4 to
                       obtain an account number
                       and indicate your
                       investment professional
                       on the account.

                       Instruct your bank to
                       wire funds to the Fund
                       in the care of:

                       State Street Bank and
                       Trust Company ABA
                       #101003621 Kansas City,
                       MO credit to: __________
                       (the Fund)
                       A/C #751-8315; for
                       further credit to
                       Shareholder
                       A/C # ________________
                       (A/C # you received over
                       the telephone)
                       Shareholder Name:
                       ________________________
                       (Your Name Here)

                       After wiring funds you
                       must complete the
                       Account Application and
                       send it to:

                       ING Funds
                       P.O. Box 219368
                       Kansas City, MO
                       64121-9368

[GRAPHIC]
                          If you have any questions, please call 1-800-992-0180.

                                                             Shareholder Guide 9

SHAREHOLDER GUIDE                                           HOW TO REDEEM SHARES
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FREQUENT TRADING -- MARKET TIMING


The Fund is intended for long-term investment and not as short-term trading vehicles. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Fund. The Fund reserves the right, in its sole discretion and without prior notice, to reject, restrict or refuse purchase orders whether directly or by exchange, including purchase orders that have been accepted by a shareholder's or retirement plan participant's intermediary, that the Fund determines not to be in the best interest of the Fund.

The Fund believes that market timing or frequent, short-term trading in any account, including a retirement plan account, is not in the best interest of the Fund or its shareholders. Due to the disruptive nature of this activity, it can adversely affect the ability of the Adviser or Sub-Adviser to invest assets in an orderly, long-term manner. Frequent trading can raise Fund expenses through: increased trading and transaction costs; increased administrative costs; and lost opportunity costs. This in turn can have an adverse effect on Fund performance.

The Fund, when investing in foreign securities, may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time the Fund computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Fund's current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on such pricing discrepancies. This is often referred to as "price arbitrage." Such price arbitrage opportunities may also occur in funds which do not invest in foreign securities. For example, if trading in a security held by the Fund is halted and does not resume prior to the time the Fund calculates its NAV, such "stale pricing" presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, funds that hold thinly-traded securities, such as certain smallcapitalization securities, may be exposed to varying levels of pricing arbitrage. The Fund has adopted fair valuation policies and procedures intended to reduce the Fund's exposure to price arbitrage, stale pricing and other potential pricing discrepancies, however, to the extent that the Fund's NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of Fund shares, which negatively affects long-term shareholders.

The Fund's Board of Directors ("Board") has adopted policies and procedures designed to deter frequent, short-term trading in shares of the Fund. Consistent with this policy, the Fund monitors trading activity. Shareholders may make exchanges among their accounts with ING Funds 4 times each year. All exchanges occuring on the same day for all accounts (individual, IRA, 401(k), etc.) beneficially owned by the same shareholder will be treated as a single transaction for these purposes. Subsequent transactions may not be effected within 30 days of the last transaction. In addition, purchase and sale transactions that are the functional equivalent of exchanges will be subject to these limits. On January 1 of each year, the restriction will be reset for all shareholders and any trade restrictions that were placed on an account due to a violation of the policy in the prior year will be removed. The Fund reserves the right to specifically address any trading that might otherwise appear to comply with the restrictions described above if, after consultation with appropriate compliance personnel, it is determined that such trading is nevertheless abusive or adverse to the interests of long-term shareholders. The Fund also reserves the right to modify the frequent trading-market timing policy at any time without prior notice, depending on the needs of the Fund and/or state or federal regulatory requirements.

If an activity is identified as problematic after further investigation, the Fund reserves the right to take any necessary action to deter such activity. Such action may include, but not be limited to: rejecting additional purchase orders, whether directly or by exchange; extending settlement of a redemption up to seven days; rejecting all purchase orders from brokerdealers or their registered representatives suspected of violating the Fund's frequent trading policy; or termination of the selling group agreement or other agreement with brokerdealers or other financial intermediaries associated with frequent trading.

Although the restrictions described above are designed to discourage frequent, short-term trading, none of them alone, nor all of them taken together, can eliminate the possibility that frequent, short-term trading activity in the Fund will occur. Moreover, in enforcing such restrictions, the Fund is often required to make decisions that are inherently subjective. The Fund strives to make these decisions to the best of its abilities in a manner that it believes are in the best interest of shareholders.

Shareholders may invest in the Fund through omnibus account arrangements with financial intermediaries. Such intermediaries include broker-dealers, banks, investment advisers, record-keepers, retirement plans, variable insurance products, trusts and fee-based program accounts. Omnibus accounts generally do not identify customers' trading activity on an individual basis. The ability of the Fund to monitor exchanges made by the underlying shareholders in omnibus accounts maintained by financial intermediaries therefore is severely limited. Consequently, the Fund must rely on the financial intermediary to monitor frequent, short-term trading within the Fund by the financial intermediary's customers. The Fund seeks assurance from the financial intermediary that it has procedures adequate to monitor and address frequent, short-term trading. There is, however, no guarantee that the Fund will be able to identify individual shareholders who may be making frequent, short-term trades or curtail their trading activity. The Fund seek to implement the policies and procedures described above through instructions to the Fund's administrator, ING Funds Services, LLC.


RETIREMENT PLANS


The Fund has available prototype qualified retirement plans for both corporations and self-employed individuals. They also have available prototype IRA, Roth IRA and Simple IRA plans (for both individuals and employers), Simplified Employee


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HOW TO REDEEM SHARES                                           SHAREHOLDER GUIDE
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Pension Plans, Pension and Profit Sharing Plans and Tax Sheltered Retirement Plans for employees of public educational institutions and certain non-profit, tax-exempt organizations. State Street Bank and Trust ("SSB") acts as the custodian under these plans. For further information, contact a Shareholder Services Representative at (800) 992-0180. SSB currently receives a $12 custodial fee annually for the maintenance of such accounts.

You may redeem shares by using the methods outlined in the table on the right.


Under unusual circumstances, the Fund may suspend the right of redemption as allowed by federal securities laws.


SYSTEMATIC WITHDRAWAL PLAN

You may elect to make periodic withdrawals from your account on a regular basis.

-  Your account must have a current value of at least $10,000.

-  Minimum withdrawal amount is $100.

-  You may choose from monthly, quarterly, semi-annual or annual payments.

For additional information, contact a Shareholder Services Representative, or refer to the Account Application or the SAI.

PAYMENTS


Normally, payment for shares redeemed will be made within three days after receipt by the Transfer Agent of a written request in good order. The Fund has the right to take up to seven days to pay your redemption proceeds, and may postpone payment longer in the event of an economic emergency as determined by the SEC. When you place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed at the next determined NAV, but the Fund will not release the proceeds until your purchase payment clears. This may take up to 15 days or more. To reduce such delay, purchases should be made by bank wire or federal funds.

The Fund normally intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, the Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, the Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1.00% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.


        METHOD                                  PROCEDURES
BY CONTACTING YOUR        You may redeem shares by contacting your investment
INVESTMENT PROFESSIONAL   professional. Investment professionals may charge for
                          their services in connection with your redemption
                          request, but neither the Fund nor the Distributor
                          imposes any such charge.

BY MAIL Send a written request specifying the Fund name and share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to redeem to:

                          ING Funds
                          P.O. Box 219368
                          Kansas City, MO 64121-9368

                          If certificated shares have been issued, the certificate must accompany the written request.
                          Corporate investors and other associations must have an appropriate certification on file authorizing redemptions. A suggested form of such certification is provided on the Account Application. A signature guarantee may be required.

BY TELEPHONE --           You may redeem shares by telephone on all accounts
EXPEDITED REDEMPTION      other than retirement accounts, unless you check the
                          box on the Account Application which signifies that
                          you do not wish to use telephone redemptions. To
                          redeem by telephone, call a Shareholder Services
                          Representative at (800) 992-0180.

                          RECEIVING PROCEEDS BY CHECK:

                          You may have redemption proceeds (up to a maximum of $100,000) mailed to an address which has been on record with ING Funds for at least 30 days.

                          RECEIVING PROCEEDS BY WIRE:

                          You may have redemption proceeds (subject to a minimum of $5,000) wired to your pre-designated bank account.
                          You will not be able to receive redemption proceeds by wire unless you check the box on the Account
                          Application which signifies that you wish to receive redemption proceeds by wire and attach a voided check.
                          Under normal circumstances, proceeds will be transmitted to your bank on the business day following receipt of your instructions, provided redemptions may be made. In the event that share certificates have been issued, you may not request a wire redemption by telephone.

[GRAPHIC]
                          If you have any questions, please call 1-800-992-0180.

                                                            Shareholder Guide 11

SHAREHOLDER GUIDE                                           TRANSACTION POLICIES
--------------------------------------------------------------------------------

NET ASSET VALUE


The Fund uses the amortized cost method to value its portfolio securities and seeks to maintain a constant NAV of $1.00 per share, although there may be circumstances under which this goal cannot be achieved. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates or the market value of the security. Although the Board has established procedures designed to stabilize, to the extent reasonably possible, the share price of the Fund, there can be no assurance that the Fund's NAV can be maintained at $1.00 per share. To the extent the Fund invests in other registered investment companies, the Fund's NAV is calculated based on the current NAV of the registered investment company in which the Fund invests.

The NAV per share for each class of the Fund is determined each business day as of the close of regular trading ("Market Close") on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Fund is open for business every day the NYSE is open. The NYSE is closed on all weekends and on national holidays and Good Friday. Fund shares will not be priced on those days. The NAV per share of each class of the Fund is calculated by taking the value of the Fund's assets attributable to that class, subtracting the Fund's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.

PRICE OF SHARES

When you buy shares, you pay the NAV plus any applicable sales charge. When you sell shares, you receive the NAV minus any applicable CDSC. Exchange orders are effected at NAV.

EXECUTION OF REQUESTS

Purchase and sale requests are executed at the next NAV determined after the order is received in proper form by the Transfer Agent or Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth above under "How to Purchase Shares" have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after Market Close, the shares will not be credited until the next business day. For your transaction to be counted on the day you place your order with your broker-dealer or other financial institution, they must receive your order before Market Close and promptly transmit the order to the Transfer Agent or Distributor.


You will receive a confirmation of each new transaction in your account, which also will show you the number of Fund shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Fund will not be issued unless you request them in writing.


TELEPHONE ORDERS


The Fund and its Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Fund and its Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Fund and its Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.


12 Shareholder Guide

TRANSACTION POLICIES                                           SHAREHOLDER GUIDE
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EXCHANGES


You may exchange shares of the Fund for shares of the same class of any other ING Fund, except for ING Corporate Leaders Trust Fund and ING Institutional Prime Money Market Fund, without paying any additional sales charge, except that Class A shares of the Fund and ING Classic Money Market Fund for which no sales charge was paid must pay the applicable sales load on an exchange into Class A shares of another ING Fund. Shares subject to a CDSC will continue to age from the date that the original shares were purchased. You should review the prospectus of the ING Fund you intend to exchange into before exchanging your shares.

The total value of shares being exchanged must at least equal the minimum investment requirement of the ING Fund into which they are being exchanged. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes.

If you exchange into ING Senior Income Fund, your ability to sell or liquidate your investment will be limited. ING Senior Income Fund, is a closed-end interval fund and does not redeem its shares on a daily basis. It is not expected that a secondary market for ING Senior Income Fund's shares will develop, so you will not be able to sell them through a broker or other investment professional. To provide a measure of liquidity, ING Senior Income Fund will normally make monthly repurchase offers for not less than 5.00% of its outstanding common shares. If more than 5.00% of ING Senior Income Fund's common shares are tendered, you may not be able to completely liquidate your holdings in any one month. You also would not have liquidity between these monthly repurchase dates. Investors exercising the exchange privilege with ING Senior Income Fund should carefully review the prospectus of that fund. Investors may obtain a copy of the ING Senior Income Fund prospectus or any other ING Fund prospectus by calling (800) 992-0180 or going to www.ingfunds.com.

In addition to the Fund available in this Prospectus, the Distributor offers many other funds. Shareholders exercising the exchange privilege with any other ING Fund should carefully review the prospectus of that fund before exchanging their shares. For a list of the other funds offered by the Distributor, please see the inside back cover of this Prospectus. Investors may obtain a copy of the prospectus of any ING Fund not discussed in this Prospectus by calling
(800) 992-0180 or going to www.ingfunds.com.

You will automatically have the ability to request an exchange by calling a Shareholder Services Representative unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege. The Fund may change or cancel its exchange policies at any time, upon 60 days' prior written notice to shareholders.


CDSC ON EXCHANGE TO ING SENIOR INCOME FUND


You are not required to pay an applicable CDSC upon an exchange from the Fund described in this Prospectus to the ING Senior Income Fund. However, if you exchange into ING Senior Income Fund and subsequently offer your common shares for repurchase by that fund, the Fund's CDSC will apply. After an exchange into Senior Income Fund, the time period for application of the CDSC will be calculated based on the first date you acquired your shares in the ING Fund.


SYSTEMATIC EXCHANGE PRIVILEGE


With an initial account balance of at least $5,000 and subject to the information and limitations outlined above, you may elect to have a specified dollar amount of shares systematically exchanged, monthly, quarterly, semi-annually or annually (on or about the 10th of the applicable month), from your account to an identically registered account in the same class of any other open-end ING Fund except for ING Corporate Leaders Trust Fund and ING Institutional Prime Money Market Fund. This exchange privilege may be modified at any time or terminated upon 60 days' prior written notice to shareholders.


REDEMPTIONS BY CHECK


Class A shareholders of the Fund and ING Classic Money Market Fund may use checks to effect redemptions. The standard check writing privilege allows checks to be drawn in any amount of $100 or more. Checks drawn in amounts of less than $100, on uncollected funds or on insufficient funds will be returned unpaid to the payee.


The payee of a check may cash or deposit it in the same way as an ordinary bank check. When a check is presented to the agent bank for payment, the agent bank will cause ING to redeem a sufficient number of shares to cover the amount of the check. Shareholders are entitled to dividends on the shares redeemed up until the day on which the check is presented to the agent bank for payment. Copies of previously paid checks are available upon request for a fee of $4.00 per copy.

SMALL ACCOUNTS


Due to the relatively high cost of handling small investments, the Fund reserves the right upon 30 days' prior written notice to redeem, at NAV (less any applicable deferred sales charge), the shares of any shareholder whose account (except for IRAs) has a total value that is less than the Fund minimum. Before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount allowed and will allow the shareholder 30 days to make an additional investment in an amount that will increase the value of the account to at least the minimum before the redemption is processed. Your account will not be closed if its drop in value is due to Fund performance.


ACCOUNT ACCESS

Unless your Fund shares are held through a third-party fiduciary or in an omnibus registration at your bank or brokerage firm, you may be able to access your account

[GRAPHIC]
                          If you have any questions, please call 1-800-992-0180.

                                                            Shareholder Guide 13

SHAREHOLDER GUIDE                                           TRANSACTION POLICIES
--------------------------------------------------------------------------------


information over the internet at www.ingfunds.com or via a touch tone telephone by calling (800) 992-0180 and selecting Option 1. Should you wish to speak with a Shareholder Services Representative, you may call the toll-free number listed above and select Option 2.

PRIVACY POLICY


The Fund has adopted a policy concerning investor privacy. To review the privacy policy, contact a Shareholder Services Representative at (800) 992-0180 and select Option 1, obtain a policy over the internet at www.ingfunds.com or see the privacy promise that accompanies this Prospectus.


HOUSEHOLDING


To reduce expenses, we may mail only one copy of the Fund's Prospectus and each annual and semi-annual shareholder report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (800) 992-0180 or speak to your investment professional. We will begin sending you individual copies 30 days after receiving your request.


PORTFOLIO HOLDINGS DISCLOSURE POLICY


A description of the policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the SAI. The Fund posts its portfolio holdings schedule on its website on a calendar-quarter basis and it is available on the first day of the second month in the next quarter. The portfolio holdings schedule is as of the last day of the month preceding the quarter-end (E.G., the Fund will post the quarter ending June 30 holdings on August 1.) The Fund's portfolio holdings schedule will, at a minimum, remain available on the Fund's website until the Fund files a Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Fund's website is located at www.ingfunds.com.


14 Shareholder Guide

ADVISER AND SUB-ADVISERS                                  MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


ADVISER


ING INVESTMENTS, LLC ("ING INVESTMENTS" OR "ADVISER"), an Arizona limited liability company, serves as the investment adviser to the Fund. ING Investments has overall responsibility for the management of the Fund. ING Investments provides or oversees all investment advisory and portfolio management services for the Fund, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

ING Investments is registered with the SEC as an investment adviser. ING Investments is an indirect wholly-owned subsidiary of ING Groep. ING Groep is one of the largest financial services organizations in the world with approximately 113,000 employees. Based in Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors. ING Investments began investment management in April of 1995, and serves as investment adviser to registered investment companies as well as structured finance vehicles.

As of June 30, 2006, ING Investments managed over $[ ] billion in assets.


The principal address of ING Investments is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.


ING Investments receives a monthly fee for its services based on the average daily net assets of the Fund.

The following table shows the aggregate annual management fees paid by the Fund for the most recent fiscal year as a percentage of the Fund's average daily net assets:



FUND                                                              MANAGEMENT FEE
ING Aeltus Money Market                                                0.40%



For information regarding the basis for the Board's approval of the following investment advisory or investment sub-advisory relationships, please refer to the Fund's annual shareholder report dated March 31, 2006.


SUB-ADVISER


ING Investments has engaged a sub-adviser to provide the day-to-day management of the Fund's portfolio. The sub-adviser has, at least in part, been selected on the basis of its successful application of a consistent, well-defined and long-term investment approach over a period of several market cycles. ING Investments is responsible for monitoring the investment program and performance of the sub-adviser. Under the terms of the sub-advisory agreement, the agreement can be terminated by either ING Investments or the Fund's Board. In the event the sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or ING Investments may assume day-to-day investment management of the Fund.


ING INVESTMENT MANAGEMENT CO.


ING Investment Management Co. ("ING IM" or "Sub-Adviser"), a Connecticut corporation, serves as the Sub-Adviser to the Fund. ING IM is responsible for managing the assets of the Fund in accordance with the Fund's investment objective and policies, subject to oversight by ING Investments and the Fund's Board.


Founded in 1972, ING IM is registered with the SEC as an investment adviser. ING IM is an indirect, wholly-owned subsidiary of ING Groep N.V., and is an affiliate of ING Investments. ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972.


As of June 30, 2006, ING IM managed approximately $[ ] billion in assets. The principal address of ING IM is 230 Park Avenue, New York, New York 10169.


ING AELTUS MONEY MARKET FUND

The following individual is responsible for the day-to-day management of the ING Aeltus Money Market Fund:


David S. Yealy, Portfolio Manager, has managed the Fund since November, 2004. Mr. Yealy joined ING IM in November, 2004 and has over 19 years of investment experience. Prior to joining ING IM, he was a Managing Director with Trusco Capital Management ("Trusco") where he was responsible for over $9 billion of assets under management. Mr. Yealy joined Trusco in 1991 and during his 13-year, tenure he was instrumental in the development and marketing of that firm's cash management business.

ADDITIONAL INFORMATION REGARDING THE PORTFOLIO MANAGER

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Fund.


[GRAPHIC]
                          If you have any questions, please call 1-800-992-0180.


                                                       Management of the Fund 15

MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------


All mutual funds involve risk -- some more than others -- and there is always the chance that you could lose money or not earn as much as you hope. The Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. The following pages discuss the risks associated with certain of the types of securities in which the Fund may invest and certain of the investment practices that the Fund may use. For more information about these and other types of securities and investment techniques that may be used by the Fund, see the SAI.

Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary, which means that the Adviser or Sub-Adviser can decide whether to use them or not. The Fund invests in these securities or uses these techniques as part of the Fund's principal investment strategies. However, the Adviser or Sub-Adviser of the Fund may also use these investment techniques or make investments in securities that are not a part of the Fund's principal investment strategies.


PRINCIPAL RISKS


The principal risks of investing in the Fund are highlighted below. Please see the SAI for a further discussion of the principal and other investment strategies employed by the Fund.

CORPORATE DEBT SECURITIES. Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. When interest rates decline, the value of the Fund's debt securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

One measure of risk for fixed-income securities is duration. Duration is one of the tools used by a portfolio manager in the selection of fixed-income securities. Historically, the maturity of a bond was used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's "interest rate risk" or "volatility." According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. For point of reference, the duration of a noncallable 7.00% coupon bond with a remaining maturity of 5 years is approximately 4.5 years, and the duration of a noncallable 7.00% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation.

FOREIGN SECURITIES. There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of assets of the Fund, including the withholding of dividends.

If the Fund invests in foreign securities, it may enter into foreign currency transactions either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts to have the necessary currencies to settle transactions, to help protect Fund assets against adverse changes in foreign currency exchange rates, or to provide exposure to a foreign currency commensurate with the exposure to securities from that country. Such efforts could limit potential gains that might result from a relative increase in the value of such currencies, and might, in certain cases, result in losses to the Fund. The risks of investing in foreign securities may be greater for emerging markets investments.

MORTGAGE-RELATED SECURITIES. Although mortgage loans underlying a mortgage-backed security may have maturities of up to 30 years, the actual average life of a mortgage-backed security typically will be substantially less because the mortgages will be subject to normal principal amortizations and may be prepaid prior to maturity. Like other fixed-income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed-income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by the Fund. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations, and thus are subject to the risk of default.


16 More Information About Risks

                                                    MORE INFORMATION ABOUT RISKS
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REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase by the Fund of a security that the seller has agreed to repurchase at an agreed upon date and price. If the seller defaults and the collateral value declines, the Fund might incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time.


U.S. GOVERNMENT SECURITIES. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as Federal National Mortgage Association, Federal Home Loan Mortgage Corporation and Federal Home Loan Banks, are backed solely by the entity's own resources or by the ability of the entity to borrow from the U.S. Treasury. No assurance can be given that the U.S. government will provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obliged to do so by law.

OTHER RISKS

BORROWING. Borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the NAV of the Fund, and money borrowed will be subject to interest costs. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.


EMERGING MARKETS INVESTMENTS. Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in countries with an emerging securities market. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable custodial services and settlement practices.

INTERESTS IN LOANS. Participation interests or assignments in secured variable or floating rate loans, which include participation interests in lease financings are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to the Fund's investment. Many loans are relatively illiquid, and may be difficult to value.


LENDING PORTFOLIO SECURITIES. In order to generate additional income, the Fund may lend portfolio securities in an amount up to 33 1/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. When the Fund lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities, and the Fund could incur losses in connection with the investment of such cash collateral. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.

MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed investment portfolio. The Sub-Adviser and the portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

OTHER INVESTMENT COMPANIES. To the extent permitted by the 1940 Act, the Fund may invest up to 10% of its total assets, calculated at the time of purchase, in securities of other investment companies. No more than 5.00% of the Fund's total assets may be invested in the securities of any one investment company nor may it acquire more than 3.00% of the voting securities of any other investment company. These may include exchange-traded funds ("ETFs") and Holding Company Depositary Receipts ("HOLDRs"), among others. ETFs are exchange traded investment companies that are designed to provide investment results corresponding to an equity index and include, among others, Standard & Poor's Depository Receipts ("SPDRs"), Nasdaq-100 Index Tracking Stocks ("QQQQ"), Dow Jones Industrial Average Tracking Stocks ("Diamonds") and iShares exchange-traded funds ("iShares"). The main risk of investing in ETFs is that the value of the underlying securities held by the investment company might decrease. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Additional risks of investments in ETFs include: (i) an active trading market for an ETF's shares may not develop or be maintained or
(ii) trading may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.


PAIRING OFF TRANSACTIONS. A pairing-off transaction occurs when the Fund commits to purchase a security at a future date, and then the Fund pairs-off the purchase with a sale of the same security prior to or on the original settlement date. Whether a pairing-off transaction on a debt security produces a gain depends on the movement of interest rates. If interest rates increase, then the money received upon the sale of the

[GRAPHIC]
                          If you have any questions, please call 1-800-992-0180.

                                                 More Information About Risks 17

MORE INFORMATION ABOUT RISKS
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same security will be less than the anticipated amount needed at the time the commitment to purchase the security at the future date was entered and the Fund will experience a loss.

PERCENTAGE AND RATING LIMITATIONS. Unless otherwise stated, the percentage limitations in this Prospectus apply at the time of investment.


RESTRICTED AND ILLIQUID SECURITIES. If a security is illiquid, the Fund might be unable to sell the security at a time when the Adviser or Sub-Adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. Restricted securities, I.E., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. A reverse repurchase agreement or dollar roll involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for the Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, net asset value will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar rolls, as leveraging techniques, may increase the Fund's yield; however, such transactions also increase the Fund's risk to capital and may result in a shareholder's loss of principal.


18 More Information About Risks

                                              DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS


The Fund generally distributes most or all of its net earnings in the form of dividends and capital gain distributions. Dividends are normally expected to consist primarily of ordinary income. The Fund declares dividends daily and pays them monthly. The Fund distributes capital gains, if any, annually.


DIVIDEND REINVESTMENT


Unless you instruct the Fund to pay you dividends in cash, dividends and distributions paid by the Fund will be reinvested in additional shares of the Fund. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on Class A, Class B or Class C shares of the Fund invested in another ING Fund which offers the same class of shares. If you are a shareholder of ING Prime Rate Trust, whose shares are not held in a broker or nominee account, you may, upon written request, elect to have all dividends invested into a pre-existing Class A shares account of any open-end ING Fund.


TAXES


The following information is meant as a general summary for U.S. shareholders. Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in the Fund.

The Fund will distribute all or substantially all of its net investment income and net capital gains to its shareholders each year. Although the Fund will not be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. Except as described below, it generally does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if the Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate. Dividends attributable to interest rates are not eligible for the reductions in rates described below.

Current tax law provides for a maximum tax rate for individual taxpayers of 15% on long-term gains from sales and from certain qualifying dividends on corporate stock. Although these rate reductions do not apply to corporate taxpayers, such taxpayers may be entitled to a corporate dividends received deduction with respect to their share of eligible domestic corporate dividends received by the Fund. The following are guidelines for how certain distributions by a Fund are generally taxed to individual taxpayers:


- Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

- Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.


- A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.


- Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.


Dividends declared by the Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.


You will receive an annual statement summarizing your dividend and capital gains distributions.


If you buy shares of the Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as a "buying a dividend."


If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.


There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. If your tax basis in your shares exceeds the amount of proceeds you receive from a sale, exchange or redemption of shares, you will recognize a taxable loss on the sale of shares of the Fund. Any loss recognized on shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions that were received with respect to the shares. Additionally, any loss realized on a sale, redemption or exchange of shares of the Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the day shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired. You are responsible for any tax liabilities generated by your transactions.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the current rate of 28% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.


Please see the SAI for further information regarding tax matters.

[GRAPHIC]
                          If you have any questions, please call 1-800-992-0180.

                                           Dividends, Distributions and Taxes 19

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights tables on the following pages are intended to help you understand the Fund's Class A, Class B and Class C shares' financial performance for the past five years or, if shorter, the period of each Class's operations. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). A report of the Fund's independent registered public accounting firm, along with the Fund's financial statements, is included in the Fund's annual shareholder report, which is incorporated by reference into the SAI and is available upon request.


20 Financial Highlights

FINANCIAL HIGHLIGHTS                                ING AELTUS MONEY MARKET FUND
--------------------------------------------------------------------------------


The information in the table below has been derived from the Fund's financial statements. For the years ended March 31, 2006, 2005 and 2004, and the periods ending on or before March 31, 2002, the financial statements have been audited by KPMG LLP, an independent registered public accounting firm. For the year ended March 31, 2003, the financial statements have been audited by another independent registered public accounting firm.



                                                                                            CLASS A
                                                            -----------------------------------------------------------------------
                                                                         YEAR ENDED                      FIVE MONTHS      YEAR
                                                                           MARCH 31,                        ENDED         ENDED
                                                            -----------------------------------------     MARCH 31,    OCTOBER 31,
                                                             2006      2005        2004        2003      2002(1)(2)       2001
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                  $                 1.00        1.00        1.00           1.00           1.00
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                 $                 0.01        0.00**      0.01           0.01           0.05
 Total from investment operations                      $                 0.01        0.00**      0.01           0.01           0.05
LESS DISTRIBUTIONS FROM:
 Net investment income                                 $                 0.01        0.00**      0.01           0.01           0.05
 Total distributions                                   $                 0.01        0.00**      0.01           0.01           0.05
 Net asset value, end of period                        $                 1.00        1.00        1.00           1.00           1.00
 TOTAL RETURN(3)                                       %                 1.17+       0.47+       1.08           0.70           4.58

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                     $              125,642     138,666     174,475        205,147        209,870
 Net expenses after expense reimbursement(4)           %                 0.62        0.73        0.69           0.70           0.64
 Gross expenses prior to expense reimbursement(4)      %                 0.62        0.73        0.69           0.70           0.64
 Net investment income after expense reimbursement(4)  %                 1.16        0.47        1.11           1.67           4.51

                                                                                            CLASS B
                                                            -----------------------------------------------------------------------
                                                                         YEAR ENDED                      FIVE MONTHS      YEAR
                                                                           MARCH 31,                        ENDED         ENDED
                                                            -----------------------------------------     MARCH 31,    OCTOBER 31,
                                                             2006      2005        2004        2003      2002(1)(2)       2001
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                  $                 1.00        1.00        1.00           1.00           1.00
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                 $                 0.01        0.00**      0.00**         0.00**         0.03
 Total from investment operations                      $                 0.01        0.00**      0.00**         0.00**         0.03
LESS DISTRIBUTIONS FROM:
 Net investment income                                 $                 0.01        0.00**      0.00**         0.00**         0.03
 Total distributions                                   $                 0.01        0.00**      0.00**         0.00**         0.03
 Net asset value, end of period                        $                 1.00        1.00        1.00           1.00           1.00
 TOTAL RETURN(3)                                       %                 0.53+       0.17+       0.22           0.29           3.55

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                     $                3,766       4,007       6,063          1,880          1,199
 Net expenses after expense reimbursement(4)           %                 1.24        1.04        1.53           1.70           1.64
 Gross expenses prior to expense reimbursement(4)      %                 1.62        1.73        1.70           1.70           1.64
 Net investment income after expense reimbursement(4)  %                 0.52        0.17        0.19           0.67           3.51


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                          If you have any questions, please call 1-800-992-0180.

                                                 ING Aeltus Money Market Fund 21

ING AELTUS MONEY MARKET FUND                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                                                            CLASS C
                                                            -----------------------------------------------------------------------
                                                                         YEAR ENDED                      FIVE MONTHS      YEAR
                                                                           MARCH 31,                        ENDED         ENDED
                                                            -----------------------------------------     MARCH 31,    OCTOBER 31,
                                                             2006      2005        2004        2003      2002(1)(2)       2001
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                 $                  1.00        1.00        1.00           1.00           1.00
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                $                  0.01        0.00**      0.01           0.01           0.05
 Total from investment operations                     $                  0.01        0.00**      0.01           0.01           0.05
LESS DISTRIBUTIONS FROM:
 Net investment income                                $                  0.01        0.00**      0.01           0.01           0.05
 Total distributions                                  $                  0.01        0.00**      0.01           0.01           0.05
 Net asset value, end of period                       $                  1.00        1.00        1.00           1.00           1.00
 TOTAL RETURN(3):                                     %                  1.17+       0.47+       1.08           0.70           4.58

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                    $                 4,778       5,615       8,419         10,866         12,013
 Net expenses after expense reimbursement(4)          %                  0.62        0.73        0.69           0.70           0.64
 Gross expenses prior to expense reimbursement(4)     %                  0.62        0.73        0.69           0.70           0.64
 Net investment income after expense reimbursement(4) %                  1.14        0.47        1.10           1.67           4.51


(1)  The Fund changed its fiscal year-end from October 31 to March 31.

(2) Effective March 1, 2002, ING Investments became the Adviser of the Fund and ING IM was appointed as Sub-Adviser.

(3) Total return is calculated assuming reinvestment of all dividends and gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(4)  Annualized for periods less than one year.

* Per share data calculated using weighted average number of shares outstanding throughout the period.

**   Amount represents less than $0.01 per share.

+ There was no impact on total return by the reimbursement by affiliate for investment transaction loss.

22 ING Aeltus Money Market Fund

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

In addition to the Fund offered in this Prospectus, the Distributor also offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund's prospectus. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this Prospectus by calling (800) 992-0180 or going to www.ingfunds.com.

DOMESTIC EQUITY AND INCOME FUNDS
ING Balanced Fund
ING Convertible Fund
ING Equity Income Fund
ING Real Estate Fund


DOMESTIC EQUITY GROWTH FUNDS

ING 130/30 Fundamental Research Fund

ING Disciplined LargeCap Fund

ING Fundamental Research Fund

ING Growth Fund
ING LargeCap Growth Fund
ING MidCap Opportunities Fund

ING Opportunistic LargeCap Fund
ING Small Company Fund

ING SmallCap Opportunities Fund


DOMESTIC EQUITY INDEX FUNDS

ING Index Plus LargeCap Fund
ING Index Plus MidCap Fund
ING Index Plus SmallCap Fund

DOMESTIC EQUITY VALUE FUNDS
ING Financial Services Fund
ING LargeCap Value Fund
ING MagnaCap Fund
ING MidCap Value Fund
ING MidCap Value Choice Fund
ING SmallCap Value Fund
ING SmallCap Value Choice Fund


FIXED-INCOME FUNDS

ING GNMA Income Fund
ING High Yield Bond Fund

ING Intermediate Bond Fund

ING National Tax-Exempt Bond Fund

GLOBAL EQUITY FUNDS
ING Global Equity Dividend Fund
ING Global Real Estate Fund
ING Global Science and Technology Fund
ING Global Value Choice Fund

INTERNATIONAL EQUITY FUNDS
ING Emerging Countries Fund
ING Foreign Fund

ING Greater China Fund
ING Index Plus International Equity Fund
ING Capital Appreciation Fund

ING International Fund
ING International Growth Fund

ING International Real Estate Fund

ING International SmallCap Fund
ING International Value Fund
ING International Value Choice Fund
ING Precious Metals Fund
ING Russia Fund


INTERNATIONAL FIXED-INCOME FUND
ING Emerging Markets Fixed Income Fund

INTERNATIONAL FUND-OF-FUNDS
ING Diversified International Fund


LOAN PARTICIPATION FUNDS
ING Senior Income Fund

MONEY MARKET FUNDS
ING Classic Money Market Fund

STRATEGIC ALLOCATION FUNDS

ING Strategic Allocation Conservative Fund
ING Strategic Allocation Growth Fund
ING Strategic Allocation Moderate Fund

WHERE TO GO FOR MORE INFORMATION

YOU'LL FIND MORE INFORMATION ABOUT THE ING FUNDS IN OUR:


ANNUAL/SEMI-ANNUAL SHAREHOLDER REPORTS

In the Fund's annual/semi-annual shareholder reports, you will find a discussion of the recent market conditions and principal investment strategies that significantly affected the Fund's performance during the last fiscal year, the financial statements and the independent registered public accounting firm's reports (in annual shareholder reports only).

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

The SAI contains more detailed information about the Fund. The SAI is legally part of this Prospectus (it is incorporated by reference). A copy has been filed with the SEC.

Please write, call or visit our website for a free copy of the current annual/semi-annual shareholder reports, the SAI or other Fund information. To make shareholder inquiries contact:


THE ING FUNDS

7337 East Doubletree Ranch Road
Scottsdale, AZ 85258-2034

1-800-992-0180

Or visit our website at www.ingfunds.com


This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public Reference Room In Washington, D.C. or call 202-551-8090. Otherwise, you may obtain the information for a fee by contacting the SEC at:


U.S. SECURITIES AND EXCHANGE COMMISSION

Public Reference Section
100 F Street, N.E.
Washington, D.C. 20549-0102


Or at the e-mail address: publicinfo@sec.gov


Or obtain the information at no cost by visiting the SEC's Internet website at www.sec.gov

When contacting the SEC, you will want to refer to the Fund's SEC file number. The file number is as follows:

ING Series Fund, Inc.                                                  811-06352
  ING Aeltus Money Market Fund

[ING LOGO]


                                                      PRPRO-AFIABC (0706-073106)

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PROSPECTUS

PROSPECTUS


JULY 31, 2006


CLASS I


MONEY MARKET FUND

- ING AELTUS MONEY MARKET FUND


THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT INVESTING IN CLASS I SHARES OF ING AELTUS MONEY MARKET FUND. YOU SHOULD READ IT CAREFULLY BEFORE YOU INVEST, AND KEEP IT FOR FUTURE REFERENCE. PLEASE NOTE THAT YOUR INVESTMENT: IS NOT A BANK DEPOSIT, IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC"), THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY AND IS AFFECTED BY MARKET FLUCTUATIONS. THERE IS NO GUARANTEE THAT THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. AS WITH ALL MUTUAL FUNDS, THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS THE SEC JUDGED WHETHER THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR ADEQUATE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


[ING LOGO]

                                                                   WHAT'S INSIDE
--------------------------------------------------------------------------------

[GRAPHIC]

INVESTMENT OBJECTIVE

[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES

[GRAPHIC]

RISKS

[GRAPHIC]

HOW THE FUND HAS PERFORMED

[GRAPHIC]

WHAT YOU PAY TO INVEST


These pages contain a description of the Fund included in this prospectus, including the Fund's investment objective, principal investment strategies and risks.


You'll also find:


HOW THE FUND HAS PERFORMED. A chart that shows the Fund's financial performance for the past ten years (or since inception, if shorter).

WHAT YOU PAY TO INVEST. A list of the fees and expenses you pay -- both directly and indirectly -- when you invest in the Fund.



INTRODUCTION TO ING AELTUS MONEY MARKET FUND                                   1

ING Aeltus Money Market Fund                                                   2

WHAT YOU PAY TO INVEST                                                         4

SHAREHOLDER GUIDE                                                              6

MANAGEMENT OF THE FUND                                                        12

MORE INFORMATION ABOUT RISKS                                                  13

DIVIDENDS, DISTRIBUTIONS AND  TAXES                                           16

FINANCIAL HIGHLIGHTS                                                          17

WHERE TO GO FOR MORE INFORMATION                                      Back Cover

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                    INTRODUCTION TO ING AELTUS MONEY MARKET FUND

--------------------------------------------------------------------------------

THIS PROSPECTUS IS DESIGNED TO HELP YOU MAKE INFORMED DECISIONS ABOUT YOUR INVESTMENTS.


     ING Aeltus Money Market Fund seeks high current return, consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 net asset value per share. The Fund invests primarily in high quality, money market instruments.

     It may be a suitable investment if you:

     - seeks high current return, consistent with the preservation of capital and liquidity.


[SIDENOTE]


Risk is the potential that your investment will lose money or not earn as much as you hope. All mutual funds have varying degrees of risk, depending on the securities in which they invest. Please read this Prospectus carefully to be sure you understand the principal investment strategies and risks associated with the Fund. You should consult the Statement of Additional Information ("SAI") for a complete list of the principal investment strategies and risks.


[GRAPHIC]


If you have any questions about the Fund, please call your investment professional or us at 1-800-992-0180.


[GRAPHIC]

                          If you have any questions, please call 1-800-992-0180.


                                  Introduction to ING Aeltus Money Market Fund 1

                                                                         ADVISER
                                                            ING Investments, LLC

                                                                     SUB-ADVISER
ING AELTUS MONEY MARKET FUND                       ING Investment Management Co.
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

[GRAPHIC]

The Fund seeks to provide investors with a high level of current income, consistent with preservation of capital and liquidity and the maintenance of a stable $1.00 net asset value per share.

PRINCIPAL INVESTMENT STRATEGY

[GRAPHIC]

The Fund will operate as a diversified fund and invest in a portfolio of high-quality, U.S. dollar denominated short-term debt securities that are determined by the Sub-Adviser to present minimal credit risks. The Fund may maintain a rating from one or more rating agencies that provide ratings on money market funds. There can be no assurance that the Fund will maintain any particular rating or maintain it with a particular rating agency. To maintain a rating, the Sub-Adviser may manage the Fund more conservatively than if it was not rated.

Portfolio investments of the Fund are valued based on the amortized cost valuation method pursuant to Rule 2a-7 under the Investment Company Act of 1940 ("Rule 2a-7"). Obligations in which the Fund invests generally have remaining maturities of 397 days or less, although upon satisfying certain conditions of Rule 2a-7, the Fund may, to the extent otherwise permissible, invest in instruments subject to repurchase agreements and certain variable and floating rate obligations that bear longer final maturities. The dollar-weighted average portfolio maturity of the Fund will not exceed 90 days.

The Fund will invest in obligations permitted to be purchased under Rule 2a-7 including, but not limited to, (i) U.S. government securities and obligations of its agencies or instrumentalities; (ii) commercial paper, mortgage- and asset-backed securities, repurchase agreements, guaranteed investment contracts, municipal securities, loan participation interests, and medium-term notes; (iii) other money market mutual funds; and (iv) the following domestic, Yankee-dollar and Euro-dollar obligations: certificates of deposit, time deposits, bankers acceptances, and other promissory notes, including floating and variable rate obligations issued by U.S. or foreign bank holding companies, and their bank subsidiaries, branches and agencies. The Fund may invest more than 25% of its total assets in instruments issued by domestic banks. The Fund may significantly invest in securities issued by financial services companies, including among other entities, banks and bank holding companies, investment banks, trust companies, insurance companies, finance companies, and broker-dealers.

The Fund may purchase securities on a when-issued basis and purchase or sell them on a forward commitment basis. The Fund may also invest in variable rate master demand obligations, which are unsecured demand notes that permit the underlying indebtedness to vary, and provide for periodic adjustments in the interest rate.

In choosing investments for the Fund, the Sub-Adviser employs a highly disciplined, four step investment process designed to ensure preservation of capital and liquidity as well as adherence to regulatory requirements. The four steps are:

-  First, a formal list of high-quality issuers is actively maintained;


- Second, securities of issuers on the approved list which meet maturity guidelines and are rated first tier (I.E., they are given the highest short-term rating by at least two nationally recognized statistical rating organizations, or by a single rating organization if a security is rated only by that organization, or are determined to be of comparable quality by the Sub-Adviser pursuant to guidelines approved by the Fund's Board of Directors), are selected for investment;


- Third, diversification is continuously monitored to ensure that regulatory limits are not exceeded; and

- Finally, portfolio maturity decisions are made based upon expected cash flows, income opportunities available in the market and expectations of future interest rates.

RISKS

[GRAPHIC]

The Fund is subject to the risks associated with investing in debt securities.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


CREDIT AND INTEREST RATE -- money market funds, like the Fund, are subject to less credit and interest rate risk than other income funds because they invest in short term debt securities of the highest quality. Nevertheless, the value of the Fund's investments may fall when interest rates rise and the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt.

PREPAYMENT -- the Fund may invest in mortgage-related securities, which can be paid off early if the borrowers on the underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, the Fund will be forced to reinvest this money at lower yields.

CONCENTRATION IN THE FINANCIAL SERVICES SECTOR -- the risks of concentrating in investments in the financial services sector include, but are not limited to the following: credit risk, interest rate risk, and regulatory risk (the impact of state or federal legislation and regulations). In addition, to the extent that the Fund concentrates in the banking industry, the risks described above may be greater.


FOREIGN INVESTING -- Euro- and Yankee-dollar investments involve certain risks that are different from investments in domestic obligations of U.S. banks. These risks may include unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls or other governmental restrictions that might affect payment of principal or interest. In addition, foreign banks are not regulated by U.S. banking authorities and are generally not bound by financial reporting standards comparable to U.S. banks.

REPURCHASE AGREEMENTS -- repurchase agreements involve the purchase by the Fund of a security that the seller has agreed to buy back. If the seller defaults and the collateral value declines, the Fund might incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time.

MORTGAGE-RELATED SECURITIES -- the prices of mortgage-related securities are sensitive to changes in interest rates and changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, the price of the mortgage-related security may fall.

U.S. GOVERNMENT SECURITIES -- some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations of the U.S. Treasury such as U.S. Treasury notes, bills and bonds, as well as indirect obligations including Government National Mortgage Association ("GNMA"), the Small Business Administration and the Farmers Home Administration, among others. Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury, including Federal Financing Bank, The Federal Home Loan Banks and the U.S. Postal Services. Still others are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. These include Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation and the Federal Farm Credit Banks, among others. Consequently, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. No assurance can be given that the U.S. government would provide financial support to such agencies if needed. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. government have less credit risk.

A more detailed discussion of the risks associated with investing in the Fund is available in the "More Information About Risks" section.

2 ING Aeltus Money Market Fund

                                                    ING AELTUS MONEY MARKET FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED

[GRAPHIC]


The following information is intended to help you understand the risks of investing in the Fund. The value of your shares in the Fund will fluctuate depending on the Fund's investment performance. The bar chart and table below show the changes in the Fund's performance from year to year and the table compares the Fund's performance to the performance of a broad measure of market performance for that same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.


The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

[CHART]


                        YEAR BY YEAR TOTAL RETURNS (%)(1)
                (FOR THE PERIODS ENDED DECEMBER 31 OF EACH YEAR)


1996    5.41
1997    5.45
1998    5.32
1999    4.98
2000    6.07
2001    3.85
2002    1.27
2003    0.52
2004    0.79
2005


            BEST AND WORST QUARTERLY PERFORMANCE DURING THIS PERIOD:



           Best:  [ ]  quarter [ ]:  [ ]%
           Worst: [ ]  quarter [ ]:  [ ]%



The Fund's Class I shares' year-to-date total return as of June 30, 2006: [ ]%



The table below provides some indication of the risks of investing in the Fund by showing how the Fund's Class I shares average annual total returns for different calendar periods compared to the returns of the iMoneyNet First Tier Retail Index. It is not possible to invest directly in the index.

                         AVERAGE ANNUAL TOTAL RETURNS(1)
                    (FOR THE PERIOD ENDED DECEMBER 31, 2005)



                                                   1 YEAR   5 YEARS   10 YEARS
     Class I Return                             %     [ ]       [ ]        [ ]
     iMoneyNet First Tier Retail Index(2)       %     [ ]       [ ]        [ ]



(1) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and ING Investment Management Co., the former investment adviser, serves as sub-adviser.

(2) The iMoneyNet First Tier Retail Index is an unmanaged index that includes the most broadly based money market funds. This Index is intended to be the comparative index for the Fund.



For the Fund's current 7 day yield and current 7 day effective yield, please call the Fund at (800) 992-0180.

[GRAPHIC]

                          If you have any questions, please call 1-800-992-0180.

                                                  ING Aeltus Money Market Fund 3

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

[GRAPHIC]


There are two types of fees and expenses when you invest in mutual funds: fees, including sales charges you pay directly when you buy or sell shares, and operating expenses paid each year by the Fund. The table that follows shows the fees and the estimated operating expenses for Class I shares of the Fund. These estimated expenses are based on the expenses paid by the Fund in the fiscal year ended March 31, 2006. Actual expenses paid by the Fund may vary from year to year.


FEES YOU PAY DIRECTLY

                                                                                       CLASS I
-----------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE ON YOUR INVESTMENT (AS A % OF OFFERING PRICE)                       none
MAXIMUM DEFERRED SALES CHARGE (AS A % OF PURCHASE OR SALES PRICE, WHICHEVER IS LESS)     none


OPERATING EXPENSES PAID EACH YEAR BY THE FUND(1)

(as a % of average net assets)

CLASS I


                                            DISTRIBUTION                     TOTAL
                                            AND SERVICE                       FUND         WAIVERS,
                               MANAGEMENT      (12b-1)          OTHER      OPERATING    REIMBURSEMENTS      NET
FUND                              FEES          FEES         EXPENSES(2)    EXPENSES    AND RECOUPMENT   EXPENSES
------------------------------------------------------------------------------------------------------------------
ING Aeltus Money Market   %       0.40           --              [ ]          [ ]             --            [ ]



(1) This table shows the estimated operating expenses for the Fund as a ratio of expenses to average daily net assets. These estimated expenses are based on the Fund's actual operating expenses for its most recently completed fiscal year, as adjusted for contractual changes, if any, and fee waivers to which ING Investments, LLC the investment adviser to the Fund, has agreed.

(2) ING Funds Services, LLC receives an annual administrative fee equal to 0.08% of the Fund's average daily net assets.


4 What You Pay to Invest

                                                          WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

[GRAPHIC]

EXAMPLE


The Example that follows is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invested $10,000, that you reinvested all your dividends, that the Fund earned an average annual return of 5.00%, and that annual operating expenses remained at the current level. Keep in mind that this is only an estimate -- actual expenses and performance may vary.

CLASS I



FUND                              1 YEAR     3 YEARS     5 YEARS    10 YEARS
----------------------------------------------------------------------------
   ING Aeltus Money Market    $     [ ]        [ ]         [ ]         [ ]


[GRAPHIC]

                          If you have any questions, please call 1-800-992-0180.

                                                        What You Pay to Invest 5

SHAREHOLDER GUIDE                                         HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------

PURCHASE OF SHARES


The minimum initial investment for Class I shares is $1,000,000. Class I shares are available only to (i) qualified retirement plans such as 401(a), 401(k) or other defined contribution plans and defined benefit plans; (ii) insurance companies and foundations investing for their own account; (iii) wrap programs offered by broker-dealers and financial institutions; (iv) accounts of or managed by trust departments; (v) retirement plans affiliated with ING Groep N.V.; (vi) ING Groep N.V. affiliates for purposes of corporate cash management;
(vii) by other ING Funds in the ING Family of Funds; and (viii) shareholders holding Class I shares as of February 28, 2002, as long as they maintain a shareholder account.


Make your investment using the methods outlined in the table on the right.


More information may be found on the Fund's website by going to www.ingfunds.com, clicking on the "Fund Information" link, and then using the "Shareholder Guides" link found under the "Related Topics" section and selecting the appropriate Fund link. Certain Funds offer additional share classes that are not available in this Prospectus that may be more appropriate for you. Please review the disclosure about all of the available Fund classes carefully. Before investing, you should discuss which share class may be right for you with your investment professional and review the Prospectus for those Funds.

The Fund and ING Funds Distributor, LLC ("Distributor") reserve the right to reject any purchase order. Please note that cash, travelers checks, third-party checks, money orders and checks drawn on non-U.S. banks (even if payment may be effected through a U.S. bank) will not be accepted. The Fund and the Distributor reserve the right to waive minimum investment amounts. The Fund and the Distributor reserve the right to liquidate sufficient shares to recover annual transfer agent fees or to close your account and redeem your shares should you fail to maintain your account value at a minimum of $1,000,000.


CUSTOMER IDENTIFICATION


To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens an account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

What this means for you: The Fund and the Distributor must obtain the following information for each person that opens an account:


-  Name;

-  Date of birth (for individuals);

- Physical residential address (although post office boxes are still permitted for mailing); and

- Social security number, taxpayer identification number, or other identifying number.

You may also be asked to show your driver's license, passport or other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other non-natural persons.


FEDERAL LAW PROHIBITS THE FUND, THE DISTRIBUTOR AND OTHER FINANCIAL INSTITUTIONS FROM OPENING ACCOUNTS UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE. THEY ALSO MAY BE REQUIRED TO CLOSE YOUR ACCOUNT IF THEY ARE UNABLE TO VERIFY YOUR IDENTITY WITHIN A REASONABLE TIME.


                                       INITIAL                                 ADDITIONAL
       METHOD                        INVESTMENT                                INVESTMENT
BY CONTACTING         An investment professional with an        Visit or consult an investment
YOUR                  authorized firm can help you establish    professional.
INVESTMENT            and maintain your account.
PROFESSIONAL

BY MAIL               Visit or consult an investment            Fill out the Account Additions form
                      professional. Make your check payable to  included on the bottom of your account
                      the ING Funds and mail it, along with a   statement along with your check payable
                      completed Account Application. Please     to the ING Funds and mail them to the
                      indicate your investment professional on  address on the account statement.
                      the New Account Application.              Remember to write your account number on
                                                                the check.

BY WIRE               Call the ING Operations Department at     Wire the funds in the same manner
                      (800) 992-0180 and select Option 4 to     described under Initial Investment.
                      obtain an account number and indicate
                      your investment professional on the
                      account.

                      Instruct your bank to wire funds to the
                      Fund in the care of:

                      State Street Bank and Trust Company ABA
                      #101003621 Kansas City, MO credit to:
                      ____________ (the Fund) A/C #751-8315;
                      for further credit to Shareholder A/C #
                      ________________ (A/C # you received
                      over the telephone) Shareholder Name:

                      ______________________________________
                      (Your Name Here)

                      After wiring funds you must complete the Account Application and send it to:

                      ING Funds
                      P.O. Box 219368
                      Kansas City, MO
                      64121-9368

6 Shareholder Guide

HOW TO REDEEM SHARES                                           SHAREHOLDER GUIDE
--------------------------------------------------------------------------------


FREQUENT TRADING -- MARKET TIMING

The Fund is intended for long-term investment and not as short-term trading vehicles. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Fund. The Fund reserves the right, in its sole discretion and without prior notice, to reject, restrict or refuse purchase orders whether directly or by exchange, including purchase orders that have been accepted by a shareholder's or retirement plan participant's intermediary, that the Fund determines not to be in the best interest of the Fund.

The Fund believes that market timing or frequent, short-term trading in any account, including a retirement plan account, is not in the best interest of the Fund or its shareholders. Due to the disruptive nature of this activity, it can adversely affect the ability of the Adviser or Sub-Adviser to invest assets in an orderly, long-term manner. Frequent trading can raise Fund expenses through: increased trading and transaction costs; increased administrative costs; and lost opportunity costs. This in turn can have an adverse effect on Fund performance.

The Fund, when investing in foreign securities, may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time the Fund computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Fund's current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on such pricing discrepancies. This is often referred to as "price arbitrage." Such price arbitrage opportunities may also occur in funds which do not invest in foreign securities. For example, if trading in a security held by the Fund is halted and does not resume prior to the time the Fund calculates its NAV, such "stale pricing" presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, funds that hold thinly-traded securities, such as certain smallcapitalization securities, may be exposed to varying levels of pricing arbitrage. The Fund has adopted fair valuation policies and procedures intended to reduce the Fund's exposure to price arbitrage, stale pricing and other potential pricing discrepancies, however, to the extent that the Fund's NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of Fund shares, which negatively affects long-term shareholders.

The Fund's Board of Directors ("Board") has adopted policies and procedures designed to deter frequent, short-term trading in shares of the Fund. Consistent with this policy, the Fund monitors trading activity. Shareholders may make exchanges among their accounts with ING Funds 4 times each year. All exchanges occuring on the same day for all accounts (individual, IRA, 401(k), etc.) beneficially owned by the same shareholder will be treated as a single transaction for these purposes. Subsequent transactions may not be effected within 30 days of the last transaction. In addition, purchase and sale transactions that are the functional equivalent of exchanges will be subject to these limits. On January 1 of each year, the restriction will be reset for all shareholders and any trade restrictions that were placed on an account due to a violation of the policy in the prior year will be removed. The Fund reserves the right to specifically address any trading that might otherwise appear to comply with the restrictions described above if, after consultation with appropriate compliance personnel, it is determined that such trading is nevertheless abusive or adverse to the interests of long-term shareholders. The Fund also reserves the right to modify the frequent trading-market timing policy at any time without prior notice, depending on the needs of the Fund and/or state or federal regulatory requirements.

If an activity is identified as problematic after further investigation, the Fund reserves the right to take any necessary action to deter such activity. Such action may include, but not be limited to: rejecting additional purchase orders, whether directly or by exchange; extending settlement of a redemption up to seven days; rejecting all purchase orders from brokerdealers or their registered representatives suspected of violating the Fund's frequent trading policy; or termination of the selling group agreement or other agreement with brokerdealers or other financial intermediaries associated with frequent trading.

Although the restrictions described above are designed to discourage frequent, short-term trading, none of them alone, nor all of them taken together, can eliminate the possibility that frequent, short-term trading activity in the Fund will occur. Moreover, in enforcing such restrictions, the Fund is often required to make decisions that are inherently subjective. The Fund strives to make these decisions to the best of its abilities in a manner that it believes are in the best interest of shareholders.

Shareholders may invest in the Fund through omnibus account arrangements with financial intermediaries. Such intermediaries include broker-dealers, banks, investment advisers, record-keepers, retirement plans, variable insurance products, trusts and fee-based program accounts. Omnibus accounts generally do not identify customers' trading activity on an individual basis. The ability of the Fund to monitor exchanges made by the underlying shareholders in omnibus accounts maintained by financial intermediaries therefore is severely limited. Consequently, the Fund must rely on the financial intermediary to monitor frequent, short-term trading within the Fund by the financial intermediary's customers. The Fund seeks assurance from the financial intermediary that it has procedures adequate to monitor and address frequent, short-term trading. There is, however, no guarantee that the Fund will be able to identify individual shareholders who may be making frequent, short-term trades or curtail their trading activity. The Fund seeks to implement the policies and procedures described above through instructions to the Fund's administrator, ING Funds Services, LLC.


[GRAPHIC]

                          If you have any questions, please call 1-800-992-0180.

                                                             Shareholder Guide 7

SHAREHOLDER GUIDE                                           HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

RETIREMENT PLANS


The Fund has available prototype qualified retirement plans for both corporations and for self-employed individuals. They also have available prototype IRA, Roth IRA and Simple IRA plans (for both individuals and employers), Simplified Employee Pension Plans, Pension and Profit Sharing Plans and Tax Sheltered Retirement Plans for employees of public educational institutions and certain non-profit, tax-exempt organizations. State Street Bank and Trust Co. ("SSB") acts as the custodian under these plans. For further information, contact a Shareholder Services Representative at (800) 992-0180. SSB currently receives a $12 custodial fee annually for the maintenance of such accounts.


You may redeem shares by using the methods outlined in the table on the right.


Under unusual circumstances, a Fund may suspend the right of redemption as allowed by federal securities laws.


SYSTEMATIC WITHDRAWAL PLAN

You may elect to make periodic withdrawals from your account on a regular basis. Generally,

-  Your account must have a current value of at least $1,000,000.

-  Minimum withdrawal amount is $1,000.

-  You may choose from monthly, quarterly, semi-annual or annual payments.

For additional information, contact a Shareholder Services Representative, or refer to the Account Application or the SAI.

PAYMENTS


Normally, payment for shares redeemed will be made within three days after receipt by the Transfer Agent of a written request in good order. The Fund has the right to take up to seven days to pay your redemption proceeds, and may postpone payment longer in the event of an economic emergency as determined by the SEC. When you place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed at the next determined NAV, but the Fund will not release the proceeds until your purchase payment clears. This may take up to 15 days or more. To reduce such delay, purchases should be made by bank wire or federal funds.

The Fund normally intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, the Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, the Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1.00% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.


        METHOD                                 PROCEDURES
BY CONTACTING         You may redeem shares by contacting your investment
YOUR INVESTMENT       professional. Investment professionals may charge for their
PROFESSIONAL          services in connection with your redemption request, but
                      neither the Fund nor the Distributor imposes any such
                      charge.

BY MAIL Send a written request specifying the Fund name and share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to redeem to:

                      ING Funds
                      P.O. Box 219368
                      Kansas City, MO 64121-9368

                      If certificated shares have been issued, the certificate must accompany the written request. Corporate investors and other associations must have an appropriate certification on file authorizing redemptions. A suggested form of such certification is provided on the Account Application. A signature guarantee may be required.

BY TELEPHONE --       You may redeem shares by telephone on all accounts other
EXPEDITED REDEMPTION  than retirement accounts, unless you check the box on the
                      Account Application which signifies that you do not wish to use telephone redemptions. To redeem by telephone, call a
                      Shareholder Services Representative at (800) 992-0180.

                      RECEIVING PROCEEDS BY CHECK:

                      You may have redemption proceeds (up to a maximum of $100,000) mailed to an address which has been on record with the ING Funds for at least 30 days.

                      RECEIVING PROCEEDS BY WIRE:

                      You may have redemption proceeds (subject to a minimum of $5,000) wired to your pre-designated bank account. You will not be able to receive redemption proceeds by wire unless you check the box on the Account Application which signifies that you wish to receive redemption proceeds by wire and attach a voided check. Under normal circumstances, proceeds will be transmitted to your bank on the business day following receipt of your instructions, provided redemptions may be made. In the event that share certificates have been issued, you may not request a wire redemption by telephone.

8 Shareholder Guide

HOW TO REDEEM SHARES                                           SHAREHOLDER GUIDE
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HOW ING GROEP N.V. COMPENSATES INTERMEDIARIES FOR SELLING ING MUTUAL FUNDS


ING mutual funds are distributed by ING Funds Distributor, LLC ("Distributor"). The Distributor is a broker-dealer that is licensed to sell securities. The Distributor generally does not sell directly to the public but sells and markets its products through intermediaries such as other broker-dealers. Each ING mutual fund also has an investment adviser ("Adviser") who is responsible for managing the money invested in each of the mutual funds. Both of these entities may compensate an intermediary for selling ING mutual funds.


Only persons licensed with the National Association of Securities Dealers ("NASD") as a registered representative (often referred to as a broker or financial advisor) and associated with a specific broker-dealer may sell an ING mutual fund to you. The Distributor has agreements in place with each of these broker-dealers defining specifically what those broker-dealers will be paid for the sale of a particular ING mutual fund. Those broker-dealers then pay the registered representative who sold you the mutual fund some or all of what they receive from ING Groep N.V. ("ING Groep") (NYSE: ING). They may receive a payment when the sale is made and can, in some cases, continue to receive payments while you are invested in the mutual fund.

The Fund's Adviser or the Distributor, out of its own resources and without additional cost to the Fund or its shareholders, may provide additional cash or non-cash compensation to intermediaries selling shares of the Fund, including affiliates of the Adviser and the Distributor. The payments made under these arrangements are paid by the Adviser or the Distributor. Because the Fund is sub-advised by an ING Groep entity, ING Groep may retain more revenue than on those funds it must pay to have sub-advised by non-affiliated entities. Management personnel of ING Groep may receive additional compensation if the overall amount of investments in funds advised by ING Groep meets certain target levels or increases over time.


The Distributor may pay, from its own resources, additional fees to these brokers-dealers or other financial institutions, including affiliated entities. These additional fees paid to intermediaries may take the following forms: (1) a percentage of that entity's customer assets invested in ING mutual funds; or (2) as a percentage of that entity's gross sales; or (3) some combination of these payments. These payments may, depending on the broker-dealer's satisfaction of the required conditions, be periodic and may be up to (1) 0.30% per annum of the value of the Fund's shares held by the broker-dealer's customers or (2) 0.20% of the value of the Fund's shares sold by the broker-dealer during a particular period. In accordance with these practices, if you invested $10,000, the Distributor could pay a maximum of $30 for that sale. If that initial investment averages a value of $10,000 over the year, the Distributor could pay a maximum of $20 on those assets.



The Adviser or the Distributor may provide additional cash or non-cash compensation to third parties selling our mutual funds, including affiliated companies. This may take the form of cash incentives and non-cash compensation, and may include but is not limited to: cash; merchandise; trips; occasional entertainment; meals or tickets to a sporting event; client appreciation events; payment for travel expenses (including meals and lodging) to pre-approved training and education seminars; and payment for advertising and sales campaigns. The Distributor may also pay concessions in addition to those described above to broker-dealers so that ING mutual funds are made available by that broker-dealer for their customers. Sub-Advisers of the Fund may contribute to non-cash compensation arrangements.


Not all mutual funds pay the same amount to the broker-dealers who sell their mutual funds. Broker-dealers can receive different payments based on the mutual funds they offer, the companies with whom they are doing business, and how much they sell. What these broker-dealers are paid also varies depending on the class of mutual fund you purchase.


The top 25 firms we paid to sell our mutual funds, as of the end of the last calendar year are: Advest Inc; A.G. Edwards & Sons; Charles Schwab & Co Inc.; Citigroup; Directed Services Inc.; Financial Network Investment Corporation; First Clearing LLC.; H&R Block Financial Advisors; ING DIRECT Securities, Inc.; ING Financial Advisors LLC; ING Financial Partners Inc.; ING Life Insurance and Annuity Company; Legg Mason Wood Walker Inc.; Linsco/Private Ledger Corporation; Merrill Lynch; Morgan Stanley Dean Witter; National Financial Services Corporation; Oppenheimer & Co.; Pershing Sweep; Primevest Financial Services Inc.; Raymond James Financial Services; RBC Dain Rauscher Inc.; UBS Financial Services Inc.; Wachovia Securities Inc.; and Wells Fargo Investments.


Your registered representative or broker-dealer could have a financial interest in selling you a particular mutual fund, or the mutual funds of a particular company, to increase the compensation they receive. Please make sure you read fully each mutual fund prospectus and discuss any questions you have with your registered representative.

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                          If you have any questions, please call 1-800-992-0180.

                                                             Shareholder Guide 9

SHAREHOLDER GUIDE                                           TRANSACTION POLICIES
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NET ASSET VALUE


The Fund uses the amortized cost method to value its portfolio securities and seeks to maintain a constant NAV of $1.00 per share, although there may be circumstances under which this goal cannot be achieved. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates or the market value of the security. Although the Board has established procedures designed to stabilize, to the extent reasonably possible, the share price of the Fund, there can be no assurance that the Fund's NAV can be maintained at $1.00 per share. To the extent the Fund invests in other registered investment companies, the Fund's NAV is calculated based on the current NAV of the registered investment company in which the Fund invests.

The net asset value ("NAV") per share for each class of the Fund is determined each business day as of the close of regular trading ("Market Close") on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Fund is open for business every day the NYSE is open. The NYSE is closed on all weekends and on national holidays and Good Friday. Fund shares will not be priced on those days. The NAV per share of each class of the Fund is calculated by taking the value of the Fund's assets attributable to that class, subtracting the Fund's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.


PRICE OF SHARES

When you buy shares, you pay the NAV. When you sell shares, you receive the NAV. Exchange orders are effected at NAV.

EXECUTION OF REQUESTS

Purchase and sale requests are executed at the next NAV determined after the order is received in proper form by the Transfer Agent or Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth above under "How to Purchase Shares" have been completed. If you purchase by wire; however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after Market Close, the shares will not be credited until the next business day. For your transaction to be counted on the day you place your order with your broker-dealer or other financial institution, they must receive your order before Market Close and promptly transmit the order to the Transfer Agent or Distributor.


You will receive a confirmation of each new transaction in your account, which also will show you the number of Fund shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Fund will not be issued unless you request them in writing.


TELEPHONE ORDERS


The Fund and its Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Fund and its Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Fund and its Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.


EXCHANGES


You may exchange Class I shares of the Fund for Class I shares of any other ING Fund. You should review the Prospectus of the ING Fund you intend to exchange into before exchanging your shares.

The total value of shares being exchanged must at least equal the minimum investment requirement of the ING Fund into which they are being exchanged. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes.

In addition to the Fund available in this Prospectus, the Distributor offers many other funds. Shareholders exercising the exchange privilege with any other ING Fund should carefully review the prospectus of that fund before exchanging their shares. For a list of the other funds offered by the Distributor, please see the inside back cover of this Prospectus. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this Prospectus by calling
(800) 992-0180 or going to www.ingfunds.com.

You will automatically have the ability to request an exchange by calling a Shareholder Services Representative unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege. The Fund may change or cancel its exchange policies at any time, upon 60 days' prior written notice to shareholders.


SMALL ACCOUNTS


Due to the relatively high cost of handling small investments, the Fund reserves the right upon 30 days' prior written notice to redeem, at NAV, the shares of any shareholder whose account (except for IRAs) has a total value that is less than the Fund minimum. Before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum

10 Shareholder Guide

TRANSACTION POLICIES                                           SHAREHOLDER GUIDE
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amount allowed and will allow the shareholder 30 days to make an additional investment in an amount that will increase the value of the account to at least the minimum before the redemption is processed. Your account will not be closed if its drop in value is due to Fund performance.


ACCOUNT ACCESS

Unless your Fund shares are held through a third-party fiduciary or in an omnibus registration at your bank or brokerage firm, you may be able to access your account information over the internet at www.ingfunds.com, or via touch tone telephone by calling (800) 992-0180 and selecting Option 1. Should you wish to speak with a Shareholder Services Representative you may call the toll-free number listed above and select Option 2.

PRIVACY POLICY


The Fund has adopted a policy concerning investor privacy. To review the privacy policy, contact a Shareholder Services Representative at (800)-992-0180 and select Option 1, obtain a policy over the internet at www.ingfunds.com or see the privacy promise that accompanies this Prospectus.


HOUSEHOLDING


To reduce expenses, we may mail only one copy of the Fund's Prospectus and each annual and semi-annual shareholder report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (800) 992-0180 or speak to your investment professional. We will begin sending you individual copies 30 days after receiving your request.


PORTFOLIO HOLDINGS DISCLOSURE POLICY


A description of the policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the SAI. The Fund posts its portfolio holdings schedule on its website on a calendar-quarter basis and it is available on the first day of the second month in the next quarter. The portfolio holdings schedule is as of the last day of the month preceding the quarter-end (E.G., the Fund will post the quarter ending June 30 holdings on August 1.) The Fund's portfolio holdings schedule will, at a minimum, remain available on the Fund's website until the Fund files a Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Fund's website is located at www.ingfunds.com.


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                                                            Shareholder Guide 11

MANAGEMENT OF THE FUND                                  ADVISER AND SUB-ADVISERS

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ADVISER


ING INVESTMENTS, LLC ("ING INVESTMENTS" OR "ADVISER"), an Arizona limited liability company, serves as the investment adviser to the Fund. ING Investments has overall responsibility for the management of the Fund. ING Investments provides or oversees all investment advisory and portfolio management services for the Fund, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

ING Investments is registered with the SEC as an investment adviser. ING Investments is an indirect wholly-owned subsidiary of ING Groep. ING Groep is one of the largest financial services organizations in the world with approximately 113,000 employees. Based in Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors. ING Investments began investment management in April of 1995, and serves as investment adviser to registered investment companies as well as structured finance vehicles.

As of June 30, 2006, ING Investments managed over $[ ] billion in assets.


The principal address of ING Investments is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.


ING Investments receives a monthly fee for its services based on the average daily net assets of the Fund.

The following table shows the aggregate annual management fees paid by the Fund for the most recent fiscal year as a percentage of the Fund's average daily net assets:



FUND                                       MANAGEMENT FEE
ING Aeltus Money Market                          0.40



For information regarding the basis for the Board's approval of the following investment advisory or sub-advisory relationships, please refer to the Fund's annual shareholder report dated March 31, 2006.


SUB-ADVISERS


ING Investments has engaged a sub-adviser to provide the day-to-day management of the Fund's portfolio. The sub-adviser has, at least in part, been selected on the basis of its successful application of a consistent, well-defined and long-term investment approach over a period of several market cycles. ING Investments is responsible for monitoring the investment program and performance of the sub-adviser. Under the terms of the sub-advisory agreement, the agreement can be terminated by either ING Investments or the Fund's Board. In the event a sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or ING Investments may assume day-to-day investment management of the Fund.


ING INVESTMENT MANAGEMENT CO.


ING Investment Management Co. ("ING IM" or "Sub-Adviser"), a Connecticut corporation, serves as the Sub-Adviser to the Fund. ING IM is responsible for managing the assets of the Fund in accordance with the Fund's investment objective and policies, subject to oversight by ING Investments and the Fund's Board.

Founded in 1972, ING IM is registered with the SEC as an investment adviser. ING IM is an indirect, wholly-owned subsidiary of ING Groep, and is an affiliate of ING Investments. ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972.

As of June 30, 2006, ING IM managed approximately $[ ] billion in assets. The principal address of ING IM is 230 Park Avenue, New York, New York 10169.

ING AELTUS MONEY MARKET FUND


The following individual is responsible for the day-to-day management of the ING Aeltus Money Market Fund.


David S. Yealy, Portfolio Manager, has managed the Fund since November, 2004. Mr. Yealy joined ING IM in November 2004 and has over 19 years of investment experience. Prior to joining ING IM, he was a Managing Director with Trusco Capital Management ("Trusco") where he was responsible for over $9 million of assets under management. Mr. Yealy joined Trusco in 1991 and during his 13-year, tenure he was instrumental in the development and marketing of that firm's cash management business.

ADDITIONAL INFORMATION REGARDING THE PORTFOLIO MANAGER

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Fund.

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All mutual funds involve risk -- some more than others -- and there is always the chance that you could lose money or not earn as much as your hope. The Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. The following pages discuss the risks associated with certain of the types of securities in which the Fund may invest and certain of the investment practices that the Fund may use. For more information about these and other types of securities and investment techniques that may be used by the Fund, see the SAI.

Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary, which means that the Adviser or Sub-Adviser can decide whether to use them or not. The Fund invests in these securities or uses these techniques as part of the Fund's principal investment strategies. However, the Adviser or Sub-Adviser of the Fund may also use these investment techniques or make investments in securities that are not a part of the Fund's principal investment strategies.


PRINCIPAL RISKS


The principal risks of investing in the Fund are highlighted below. Please see the SAI for a further discussion of the principal and other investment strategies employed by the Fund.

CORPORATE DEBT SECURITIES. Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. When interest rates decline, the value of the Fund's debt securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

One measure of risk for fixed-income securities is duration. Duration is one of the tools used by a portfolio manager in the selection of fixed-income securities. Historically, the maturity of a bond was used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's "interest rate risk" or "volatility". According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. For point of reference, the duration of a noncallable 7.00% coupon bond with a remaining maturity of 5 years is approximately 4.5 years, and the duration of a noncallable 7.00% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation.

FOREIGN SECURITIES. There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile that those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of assets of the Fund, including the withholding of dividends.

If the Fund invests in foreign securities, it may enter into foreign currency transactions either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts to have the necessary currencies to settle transactions, to help protect Fund assets against adverse changes in foreign currency exchange rates, or to provide exposure to a foreign currency commensurate with the exposure to securities from that country. Such efforts could limit potential gains that might result from a relative increase in the value of such currencies, and might, in certain cases, result in losses to the Fund. The risks of investing in foreign securities may be greater for emerging markets investments.

MORTGAGE-RELATED SECURITIES. Although mortgage loans underlying a mortgage-backed security may have maturities of up to 30 years, the actual average life of a mortgage-backed security typically will be subject to normal principal amortizations and may be prepaid prior to maturity. Like other fixed-income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed-income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by the Fund. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations, and thus are subject to the risk of default.


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                                                 More Information About Risks 13

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REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase by the Fund of a security that the seller has agreed to repurchase at an agreed upon date and price. If the seller defaults and the collateral value declines, the Fund might incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time.


U.S. GOVERNMENT SECURITIES. Obligations issued by some U.S. Government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as Federal National Mortgage Association, Federal Home Loan Mortgage Corporation and Federal Home Loan Banks, are backed solely by the entity's own resources or by the ability of the entity to borrow from the U.S. Treasury. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, authorities, instrumentalities or sponsored enterprises if it is not obliged to do so by law.


OTHER RISKS


BORROWING. Borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the NAV of the Fund, and money borrowed will be subject to interest costs. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.


EMERGING MARKETS INVESTMENTS. Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in countries with an emerging securities market. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable custodial services and settlement practices.

INTERESTS IN LOANS. Participation interests or assignments in secured variable or floating rate loans, which include participation interests in lease financings are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to the Fund's investment. Many loans are relatively illiquid, and may be difficult to value.


LENDING PORTFOLIO SECURITIES. In order to generate additional income, the Fund may lend portfolio securities in an amount up to 33 1/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. When the Fund lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities, and the Fund could incur losses in connection with the investment of such cash collateral. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.

MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed investment portfolio. The Sub-Adviser and the portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

OTHER INVESTMENT COMPANIES. To the extent permitted by the 1940 Act, the Fund may invest up to 10% of its total assets, calculated at the time of purchase, in securities of other investment companies. No more than 5.00% of the Fund's total assets may be invested in the securities of any one investment company nor may it acquire more than 3.00% of the voting securities of any other investment company. These may include exchange-traded funds ("ETFs") and Holding Company Depositary Receipts ("HOLDRs"), among others. ETFs are exchange traded investment companies that are designed to provide investment results corresponding to an equity index and include, among others, Standard & Poor's Depository Receipts ("SPDRs"), Nasdaq-100 Index Tracking Stocks ("QQQQ"), Dow Jones Industrial Average Tracking Stocks ("Diamonds") and iShares exchange-traded funds ("iShares"). The main risk of investing in ETFs is that the value of the underlying securities held by the investment company might decrease. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Additional risks of investments in ETFs include: (i) an active trading market for an ETF's shares may not develop or be maintained or
(ii) trading may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.


PAIRING OFF TRANSACTIONS. A pairing-off transaction occurs when the Fund commits to purchase a security at a future date, and then the Fund pairs-off the purchase with a sale of the same security prior to or on the original settlement date. Whether a pairing-off transaction on a debt security produces a gain depends on the movement of interest rates. If interest rates increase, then the money received upon the sale of the

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same security will be less than the anticipated amount needed at the time the commitment to purchase the security at the future date was entered and the Fund will experience a loss.

PERCENTAGE AND RATING LIMITATIONS. Unless otherwise stated, the percentage limitations in this Prospectus apply at the time of investment.


RESTRICTED AND ILLIQUID SECURITIES. If a security is illiquid, the Fund might be unable to sell the security at a time when the Adviser or Sub-Adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. Restricted securities, I.E., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. A reverse repurchase agreement or dollar roll involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for the Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, a Fund's NAV will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar rolls, as leveraging techniques, may increase the Fund's yield; however, such transactions also increase the Fund's risk to capital and may result in a shareholder's loss of principal.


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                                                 More Information About Risks 15

DIVIDENDS, DISTRIBUTIONS AND TAXES
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DIVIDENDS AND DISTRIBUTIONS


The Fund generally distributes most or all of its net earnings in the form of dividends and capital gain distributions. Dividends are normally expected to consist primarily of ordinary income. The Fund declares dividends daily and pays them monthly. The Fund distributes capital gains, if any, annually.


DIVIDEND REINVESTMENT


Unless you instruct the Fund to pay you dividends in cash, dividends and distributions paid by the Fund will be reinvested in additional shares of the Fund. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on Class I shares of the Fund invested in another ING Fund which offers the same class of shares.


TAXES


The following information is meant as a general summary for U.S. shareholders. Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in the Fund.

The Fund will distribute all, or substantially all, of its net investment income and net capital gains to its shareholders each year. Although the Fund will not be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. Except as described below, it generally does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if the Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate. Dividends attributable to interest rates are not eligible for the reductions in rates described below.

Current tax law provides for a maximum tax rate for individual taxpayers of 15% on long-term gains from sales and from certain qualifying dividends on corporate stock. Although, these rate reductions do not apply to corporate taxpayers, such taxpayers may be entitled to a corporate dividends received deduction with respect to their share of eligible domestic corporate dividends received by the Fund. The following are guidelines for how certain distributions by a Fund are generally taxed to individual taxpayers:


- Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

- Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.

- A shareholder will also have to satisfy a 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

- Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.


Dividends declared by the Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.


You will receive an annual statement summarizing your dividend and capital gains distributions.


If you buy shares of the Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as a "buying a dividend."


If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.


There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. If your tax basis in your shares exceeds the amount of proceeds you receive from a sale, exchange or redemption of shares, you will recognize a taxable loss on the sale of shares of the Fund. Any loss recognized on shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions that were received with respect to the shares. Additionally, any loss realized on a sale, redemption or exchange of shares of the Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the day shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired. You are responsible for any tax liabilities generated by your transactions.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the current rate of 28% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.


Please see the SAI for further information regarding tax matters.

16 Dividends, Distributions and Taxes

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights tables on the following pages are intended to help you understand the Fund's Class I shares' financial performance for the past five years or, if shorter, the period of the Class's operations. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). A report of the Fund's independent registered public accounting firm, along with the Fund's financial statements, is included in the Fund's annual shareholder report, which is incorporated by reference into the SAI and is available upon request.


[GRAPHIC]

                          If you have any questions, please call 1-800-992-0180.

                                                         Financial Highlights 17

ING AELTUS MONEY MARKET FUND                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The information in the table below has been derived from the Fund's financial statement. For the years ended March 31, 2006, 2005 and 2004, and the periods ending on or before March 31, 2002, the financial statements have been audited by KPMG LLP, an independent registered public accounting firm. For the year ended March 31, 2003, the financial statements have been audited by another independent registered public accounting firm.



                                                                                                         FIVE MONTHS
                                                                    YEAR ENDED MARCH 31,                     ENDED       YEAR ENDED
                                                        -------------------------------------------        MARCH 31,    OCTOBER 31,
                                                           2006    2005          2004          2003       2002(1)(2)        2001
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                 $             1.00          1.00          1.00          1.00          1.00
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                $             0.01          0.00*         0.01          0.01          0.05
 Total from investment operations                     $             0.01          0.00*         0.01          0.01          0.05
LESS DISTRIBUTIONS FROM:
 Net investment income                                $             0.01(2)       0.00*         0.01          0.01          0.05
 Total distributions                                  $             0.01          0.00*         0.01          0.01          0.05
 Net asset value, end of period                       $             1.00          1.00          1.00          1.00          1.00
 TOTAL RETURN(3)                                      %             1.17+         0.47++        1.08          0.70          4.58
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                    $           71,495        90,938       145,142       208,063       239,531
 Net expenses after expense reimbursement(4)          %             0.62          0.73          0.69          0.70          0.64
 Gross expenses prior to expense reimbursement(4)     %             0.62          0.73          0.69          0.70          0.64
 Net investment income after expense reimbursement(4) %             1.13          0.47          1.12          1.67          4.51


(1)  The Fund changed its fiscal year-end from October 31 to March 31.
(2) Effective March 1, 2002, ING Investments became the Adviser of the Fund and ING IM was appointed as Sub-Adviser.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(4)  Annualized for periods less than one year.
*    Amount is less than $0.01 per share.
+ There was no impact on total return by the reimbursement by affiliate for investment transaction losses.
++ Total return without the effect of affiliated payments would have been (0.53%) for Class I.

18 ING Aeltus Money Market Fund

In addition to the Fund offered in this Prospectus, the Distributor also offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund's prospectus. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this Prospectus by calling (800) 992-0180 or going to www.ingfunds.com.

DOMESTIC EQUITY AND INCOME FUNDS
ING Balanced Fund
ING Equity Income Fund
ING Real Estate Fund


DOMESTIC EQUITY GROWTH FUNDS

ING 130/30 Fundamental Research Fund

ING Disciplined LargeCap Fund

ING Fundamental Research Fund

ING Growth Fund
ING LargeCap Growth Fund
ING MidCap Opportunities Fund

ING Opportunistic LargeCap Fund

ING SmallCap Opportunities Fund
ING Small Company Fund


DOMESTIC EQUITY INDEX FUNDS

ING Index Plus LargeCap Fund
ING Index Plus MidCap Fund
ING Index Plus SmallCap Fund

DOMESTIC EQUITY VALUE FUNDS
ING LargeCap Value Fund
ING MagnaCap Fund
ING MidCap Value Choice Fund
ING MidCap Value Fund
ING SmallCap Value Fund

ING SmallCap Value Choice Fund

FIXED-INCOME FUNDS

ING GNMA Income Fund
ING Intermediate Bond Fund

GLOBAL EQUITY FUND
ING Global Science and Technology Fund

ING Global Real Estate Fund


INTERNATIONAL EQUITY FUNDS

ING Emerging Countries Fund

ING Foreign Fund

ING Greater China Fund
ING Index Plus International Equity Fund
ING International Capital Appreciation Fund

ING International Fund
ING International Growth Fund

ING International Small Cap Fund
ING International Value Choice Fund

ING International Value Fund


INTERNATIONAL FIXED-INCOME FUND
ING Emerging Markets Fixed Income Fund

INTERNATIONAL FUND-OF-FUNDS
ING Diversified International Fund


LOAN PARTICIPATION FUND
ING Senior Income Fund

STRATEGIC ALLOCATION FUNDS

ING Strategic Allocation Conservative Fund

ING Strategic Allocation Growth Fund

ING Strategic Allocation Moderate Fund

WHERE TO GO FOR MORE INFORMATION

YOU'LL FIND MORE INFORMATION ABOUT THE ING FUNDS IN OUR:


ANNUAL/SEMI-ANNUAL SHAREHOLDER REPORTS

In the Funds' annual/semi-annual shareholder reports, you will find a discussion of the recent market conditions and principal investment strategies that significantly affected the Fund's performance during the last fiscal year, the financial statements and the independent registered public accounting firm's reports (in annual shareholder reports only).

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

The SAI contains more detailed information about the Fund. The SAI is legally part of this Prospectus (it is incorporated by reference). A copy has been filed with the SEC.

Please write, call or visit our website for a free copy of the current annual/semi-annual shareholder reports, the SAI or other Fund information. To make shareholder inquiries contact:


THE ING FUNDS
7337 East Doubletree Ranch Road
Scottsdale, AZ 85258-2034

1-800-992-0180

Or visit our website at www.ingfunds.com


This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public Reference Room In Washington, D.C. or call 202-551-8090. Otherwise, you may obtain the information for a fee by contacting the SEC at:


U.S. SECURITIES AND EXCHANGE COMMISSION
100 F Street, N.E.
Public Reference Section
Washington, D.C. 20549-0102


Or at the e-mail address: publicinfo@sec.gov


Or obtain the information at no cost by visiting the SEC's Internet website at www.sec.gov.

When contacting the SEC, you will want to refer to the Fund's SEC file number. The file number is as follows:

ING Series Fund, Inc.                                          811-06352

  ING Aeltus Money Market Fund


[ING LOGO]

                                                       PRPRO-AFII  (0706-073106)

PROSPECTUS


JULY 31, 2006


BROKERAGE CASH RESERVES

BROKERAGE CASH RESERVES

PROSPECTUS


July 31, 2006

Brokerage Cash Reserves ("Fund") is a series of ING Series Fund, Inc. ("Company"), an open-end investment company.


THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT INVESTING IN THE FUND. YOU SHOULD READ IT CAREFULLY BEFORE YOU INVEST, AND KEEP IT FOR FUTURE REFERENCE. PLEASE NOTE THAT YOUR INVESTMENT: IS NOT A BANK DEPOSIT, IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC"), THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY AND IS AFFECTED BY MARKET FLUCTUATIONS. THERE IS NO GUARANTEE THAT THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. AS WITH ALL MUTUAL FUNDS, THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS THE SEC JUDGED WHETHER THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR ADEQUATE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS


THE FUND'S INVESTMENTS                                                              1

  INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS                   1

FUND EXPENSES                                                                       4

MANAGEMENT OF THE FUND                                                              6

INVESTMENTS IN AND REDEMPTIONS FROM THE FUND                                        7

DIVIDENDS AND DISTRIBUTIONS                                                         8

TAX INFORMATION                                                                     9

FINANCIAL HIGHLIGHTS                                                               10

OTHER CONSIDERATIONS                                               OUTSIDE BACK COVER

ADDITIONAL INFORMATION                                             OUTSIDE BACK COVER

                             THE FUND'S INVESTMENTS

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS

INVESTMENT OBJECTIVE

The Fund seeks to provide high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market instruments.

PRINCIPAL INVESTMENT STRATEGIES


The Fund will operate as a diversified fund and invest in a portfolio of high-quality, U.S. dollar denominated short-term debt securities that are determined by the Sub-Adviser to present minimal credit risks. The Fund may maintain a rating from one or more rating agencies that provide ratings on money market funds. There can be no assurance that the Fund will maintain any particular rating or maintain it with a particular rating agency. To maintain a rating, the Sub-Adviser may manage the Fund more conservatively than if it was not rated.

Portfolio investments of the Fund are valued based on the amortized cost valuation method pursuant to Rule 2a-7 under the Investment Company Act of 1940 ("Rule 2a-7"). Obligations in which the Fund invests generally have remaining maturities of 397 days or less, although upon satisfying certain conditions of Rule 2a-7, the Fund may, to the extent otherwise permissible, invest in instruments subject to repurchase agreements and certain variable and floating rate obligations that bear longer final maturities. The dollar-weighted average portfolio maturity of the Fund will not exceed 90 days.

The Fund will invest in obligations permitted to be purchased under Rule 2a-7 including, but not limited to, (i) U.S. government securities and obligations of its agencies or instrumentalities; (ii) commercial paper, mortgage- and asset-backed securities, repurchase agreements, guaranteed investment contracts, municipal securities, loan participation interests, and medium-term notes; (iii) other money market mutual funds; and (iv) the following domestic Yankee-dollar and Euro-dollar obligations: certificates of deposit, time deposits, bankers acceptances, and other promissory notes, including floating and variable rate obligations issued by U.S. or foreign bank holding companies, and their bank subsidiaries, branches and agencies. The Fund may invest more than 25% of its total assets in instruments issued by domestic banks. The Fund may significantly invest in securities issued by financial services companies, including among other entities, banks and bank holding companies, investment banks, trust companies, insurance companies, finance companies, and broker-dealers.

The Fund may purchase securities on a when-issued basis and purchase or sell them on a forward commitment basis. The Fund may also invest in variable rate master demand obligations, which are unsecured demand notes that permit the underlying indebtedness to vary, and provide for periodic adjustments in the interest rate.

In choosing investments for the Fund, the Sub-Adviser employs a highly disciplined, four step investment process designed to ensure preservation of capital and liquidity as well as adherence to regulatory requirements. The four steps are:

-  First, a formal list of high-quality issuers is actively maintained;

- Second, securities of issuers on the approved list which meet maturity guidelines and are rated first tier (I.E., they are given the highest short-term rating by at least two nationally recognized statistical rating organizations, or by a single rating organization if a security is rated only by that organization, or are determined to be of comparable quality by the Sub-Adviser pursuant to guidelines approved by the Fund's Board of Trustees), are selected for investment;

- Third, diversification is continuously monitored to ensure that regulatory limits are not exceeded; and

- Finally, portfolio maturity decisions are made based upon expected cash flows, income opportunities available in the market and expectations of future interest rates.


RISKS


The Fund is subject to the risks associated with investing in debt securities.


An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

CREDIT AND INTEREST RATE - Money market funds, like the Fund, are subject to less credit and interest rate risk than other income funds because they invest in short-term debt securities of the highest quality. Nevertheless, the value of the Fund's investments may fall when interest rates rise and the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt.

REPAYMENT - The Fund may invest in mortgage-related securities, which can be paid off early if the borrowers on the underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, the Fund will be forced to reinvest this money at lower yields.

CONCENTRATION IN THE FINANCIAL SERVICES SECTOR - The risks of concentrating in the financial services sector include, but are not limited to the following: credit risk, interest rate risk, and regulatory risk (the impact of state or federal legislation and regulations). In addtion, to the extent that the Fund concentrates in the banking industry, the risks described above may be greater.

FOREIGN INVESTING - Euro- and Yankee-dollar investments involve certain risks that are different from investments in domestic obligations of U.S. banks. These risks may include unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls or other governmental restrictions that might affect payment of principal or interest. In addition, foreign banks are not regulated by U.S. banking authorities and are generally not bound by financial reporting standards comparable to U.S. banks.

Foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. Additionally, securities of foreign companies may be denominated in foreign currencies. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments.

REPURCHASE AGREEMENTS - Repurchase agreements involve the purchase by the Fund of a security that the seller has agreed to buy back. If the seller defaults and the collateral value declines the Fund might incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time.

MORTGAGE-RELATED SECURITIES - The prices of mortgage-related securities, in addition to being sensitive to changes in interest rates, are also sensitive to changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, which typically occurs in time of low or declining interest rates, the price of the mortgage-related security may fall.

U.S. GOVERNMENT SECURITIES - Some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations of the U.S. Treasury such as U.S. Treasury notes, bills and bonds, as well as indirect obligations including Government National Mortgage Association ("GNMA"), the Small Business Administration and the Farmers Home Administration, among others. Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury, including Federal Financing Bank, The Federal Home Loan Banks and the U.S. Postal Services. Still others are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. These include Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation and the Federal Farm Credit Banks, among others. Consequently, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. No assurance can be given that the U.S. government would provide financial support to such agencies if needed. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. Government have less credit risk.

The following information is intended to help you understand the risks of investing in the Fund. The value of your shares in the Fund will fluctuate depending on the Fund's investment performance. The bar chart and table below show the changes in the Fund's performance from year to year and the table compares the Fund's performance to the performance of a broad measure of market performance for the same period. The Fund's past performance is no guarantee of future results.


                       YEAR-BY-YEAR TOTAL RETURNS (%)(1)
                (For the periods ended December 31 of each year)

2000    5.69
2001    3.52
2002    1.01
2003    0.31
2004    0.05
2005     [ ]


BEST AND WORST QUARTERLY PERFORMANCE DURING THIS PERIOD:



     Best:  [ ]    Quarter  [ ]:    [ ]%

     Worst: [ ]    Quarter  [ ]:    [ ]%


The Fund's year-to-date total return as of June 30, 2006:
                       [   ]%



The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance - iMoneyNet First Tier Retail Index. It is not possible to invest directly in the index.

                         AVERAGE ANNUAL TOTAL RETURNS(1)
                    (For the period ended December 31, 2005)



                                                                               10 YEARS
                                            1 YEAR           5 YEARS       (OR LIFE OF FUND)
Brokerage Cash Reserves                      [ ]%             [ ]%               [ ]%(1)
iMoneyNet First Tier Retail Index(2)         [ ]%             [ ]%               [ ]%(3)


----------
(1)  THE FUND COMMENCED OPERATIONS ON SEPTEMBER 7, 1999.
(2) THE iMONEYNET FIRST TIER RETAIL INDEX IS AN UNMANAGED INDEX THAT INCLUDES THE MOST BROADLY BASED MARKET MONEY FUNDS. THIS INDEX IS INTENDED TO BE THE COMPARATIVE INDEX FOR THE FUND.

(3)  THE INDEX RETURN IS FOR THE PERIOD BEGINNING SEPTEMBER 1, 1999.

To obtain current yield information, please contact 1-800-992-0180.

                                  FUND EXPENSES

The following table describes Fund expenses. Shareholder Fees are paid directly by shareholders. Annual Fund Operating Expenses (expressed as a percentage of the Fund's average daily net assets) are deducted from Fund assets every year, and are thus paid indirectly by all Fund shareholders.

                                SHAREHOLDER FEES
                    (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum Sales Charge (Load) on Purchases                            None
Maximum Deferred Sales Charge (Load)                                None

                         ANNUAL FUND OPERATING EXPENSES
                  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


Management Fee                                                     0.20%
Distribution and Service (12b-1) Fees                              0.65%
Other Expenses(1)                                                   [ ]%
Total Operating Expenses                                            [ ]%
Fee Waiver and/or Expense Reimbursement(2)                         ([ ])%
                                                                  -------
Net Expenses                                                        [ ]%
                                                                  =======


(1)  AN ADMINISTRATIVE SERVICES FEE OF 0.08% IS INCLUDED IN OTHER EXPENSES.

(2) ING INVESTMENTS, LLC, THE INVESTMENT ADVISER TO THE FUND, HAS ENTERED INTO A WRITTEN EXPENSE LIMITATION AGREEMENT WITH THE FUND UNDER WHICH IT WILL LIMIT EXPENSES OF THE FUND, EXCLUDING INTEREST, TAXES, BROKERAGE AND EXTRAORDINARY EXPENSES, SUBJECT TO POSSIBLE RECOUPMENT BY ING INVESTMENTS, LLC WITHIN THREE YEARS. THE AMOUNT OF THE FUND'S EXPENSES WAIVED OR REIMBURSED DURING THE LAST FISCAL YEAR BY THE INVESTMENT ADVISER IS SHOWN UNDER THE HEADING "FEE WAIVER AND/OR EXPENSE REIMBURSEMENT." THE EXPENSE LIMIT WILL CONTINUE THROUGH AT LEAST AUGUST 1, 2007. THE EXPENSE LIMITATION AGREEMENT IS CONTRACTUAL AND SHALL RENEW AUTOMATICALLY FOR ONE-YEAR TERMS UNLESS THE INVESTMENT ADVISER PROVIDES WRITTEN NOTICE OF THE TERMINATION OF THE EXPENSE LIMITATION AGREEMENT AT LEAST 30 DAYS PRIOR TO THE END OF THE THEN CURRENT TERM OR UPON TERMINATION OF THE INVESTMENT MANAGEMENT AGREEMENT.


EXAMPLE


The Example that follows is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Using the annual fund operating expenses percentages above, you would pay the following expenses on a $10,000 investment, assuming a 5.00% annual return and redemption at the end of each of the periods shown:



     1 YEAR*             3 YEARS*           5 YEARS*            10 YEARS*
     $   [ ]             $    [ ]           $    [ ]            $    [ ]


*THE EXAMPLE REFLECTS THE CONTRACTUAL EXPENSE LIMITS FOR THE ONE-YEAR PERIOD AND THE FIRST YEAR OF THE THREE-, FIVE-, AND TEN-YEAR PERIODS.

THIS EXAMPLE SHOULD NOT BE CONSIDERED AN INDICATION OF PRIOR OR FUTURE EXPENSES. ACTUAL EXPENSES FOR THE CURRENT YEAR MAY VARY FROM THOSE SHOWN.

Long-term shareholders may pay more than the economic equivalent of the maximum sales charge permitted by the NASD, because of the distribution and shareholder service (12b-1) fees.

DISTRIBUTION AND SERVICE (12b-1) FEE The Fund has adopted a Distribution and Shareholder Services Plan that allows the Fund to pay a fee, at the annual rate of 0.65% of the average daily net assets of the Fund's shares, for the sale and distribution of Fund shares. The 12b-1 fee is paid out of Fund assets on an ongoing basis, and as a result, over time, this fee will increase the cost of your investment and may cost you more than paying other types of sales charges. The distribution and shareholder services (12b-1) fee is used to compensate investment professionals who sell Fund shares, to pay selling dealers and their agents for servicing of and recordkeeping for shareholder accounts.

   HOW ING GROEP N.V. COMPENSATES INTERMEDIARIES FOR SELLING ING MUTUAL FUNDS


ING mutual funds are distributed by ING Funds Distributor, LLC ("Distributor"). The Distributor is a broker-dealer that is licensed to sell securities. The Distributor generally does not sell directly to the public but sells and markets its products through intermediaries such as other broker-dealers. Each ING mutual fund also has an investment adviser ("Adviser") who is responsible for managing the money invested in each of the mutual funds. Both of these entities may compensate an intermediary for selling ING mutual funds.


Only persons licensed with the National Association of Securities Dealers ("NASD") as a registered representative (often referred to as a broker or financial advisor) and associated with a specific broker-dealer may sell an ING mutual fund to you. The Distributor has agreements in place with each of these broker-dealers defining specifically what those broker-dealers will be paid for the sale of a particular ING mutual fund. Those broker-dealers then pay the registered representative who sold you the mutual fund some or all of what they receive from ING Groep N.V. ("ING Groep") (NYSE: ING). They may receive a payment when the sale is made and can, in some cases, continue to receive payments while you are invested in the mutual fund.

The Fund's Adviser or the Distributor, out of its own resources and without additional cost to the Fund or its shareholders, may provide additional cash or non-cash compensation to intermediaries selling shares of the Fund, including affiliates of the Adviser and the Distributor. These amounts would be in addition to the distribution payments made by the Fund under the Distribution Agreements. The payments made under these arrangements are paid by the Adviser or the Distributor. Because the Fund is sub-advised by an ING Groep entity, ING Groep may retain more revenue than on those funds it must pay to have sub-advised by non-affiliated entities. Management personnel of ING Groep may receive additional compensation if the overall amount of investments in funds advised by ING Groep meets certain target levels or increases over time.


The Distributor may pay, from its own resources, additional fees to these brokers-dealers or other financial institutions, including affiliated entities. These additional fees paid to intermediaries may take the following forms: (1) a percentage of that entity's customer assets invested in ING mutual funds; or (2) as a percentage of that entity's gross sales; or (3) some combination of these payments. These payments may, depending on the broker-dealer's satisfaction of the required conditions, be periodic and may be up to (1) 0.30% per annum of the value of the Fund's shares held by the broker-dealer's customers or (2) 0.20% of the value of the Fund's shares sold by the broker-dealer during a particular period. In accordance with these practices, if you invested $10,000, the Distributor could pay a maximum of $30 for that sale. If that initial investment averages a value of $10,000 over the year, the Distributor could pay a maximum of $20 on those assets.


The Adviser or the Distributor may provide additional cash or non-cash compensation to third parties selling our mutual funds, including affiliated companies. This may take the form of cash incentives and non-cash compensation, and may include but is not limited to: cash; merchandise; trips; occasional entertainment; meals or tickets to a sporting event; client appreciation events; payment for travel expenses (including meals and lodging) to pre-approved training and education seminars; and payment for advertising and sales campaigns. The Distributor may also pay concessions in addition to those described above to broker-dealers so that ING mutual funds are made available by that broker-dealer for their customers. Sub-Advisers of the Fund may contribute to non-cash compensation arrangements.


Not all mutual funds pay the same amount to the broker-dealers who sell their mutual funds. Broker-dealers can receive different payments based on the mutual funds they offer, the companies with whom they are doing business, and how much they sell. What these broker-dealers are paid also varies depending on the class of mutual fund you purchase.


The top 25 firms we paid to sell our mutual funds, as of the end of the last calendar year are: Advest Inc.; A.G. Edwards & Sons; Charles Schwab & Co. Inc.; Citigroup; Directed Services Inc.; Financial Network Investment Corporation; First Clearing LLC; H&R Block Financial Advisors; ING DIRECT Services, Inc.; ING Financial Advisors LLC; ING Financial Partners Inc.; ING Life Insurance and Annuity Company; Legg Mason Wood Walker Inc.; Linsco/Private Ledger Corporation; Merrill Lynch; Morgan Stanley Dean Witter; National Financial Services Corporation; Oppenheimer & Co.; Pershing Sweep; Primevest Financial Services Inc.; Raymond James Financial Services; RBC Dain Rauscher Inc.; UBS Financial Services Inc.; Wachovia Securities Inc.; and Wells Fargo Investments.


Your registered representative or broker-dealer could have a financial interest in selling you a particular mutual fund, or the mutual funds of a particular company, to increase the compensation they receive. Please make sure you read fully each mutual fund prospectus and discuss any questions you have with your registered representative.

                             MANAGEMENT OF THE FUND

ING Investments, LLC ("ING Investments" or "Adviser"), an Arizona limited liability company, serves as the investment adviser to the Fund. ING Investments has overall responsibility for the management of the Fund. ING Investments provides or oversees all investment advisory and portfolio management services for the Fund, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.


ING Investments is registered with the SEC as an investment adviser. ING Investments is an indirect wholly-owned subsidiary of ING Groep. ING Groep is one of the largest financial services organizations in the world, with approximately 113,000 employees. Based in Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors. ING Investments began investment management in April of 1995, and serves as investment adviser to registered investment companies as well as structured finance vehicles.

As of June 30, 2006, ING Investments managed over $[ ] billion in assets.


The principal address of ING Investments is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.


ADVISORY FEES ING Investments receives a monthly fee of 0.20% for its services based on the average daily net assets of the Fund. See the Fund Operating Expense table for the advisory fee ("Management Fee") the investment adviser is entitled to receive.

For information regarding the basis for the Fund's Board of Directors ("Board") approval of the following investment advisory or investment sub-advisory relationships, please refer to the Fund's SAI annual shareholder report dated March 31, 2006.


SUB-ADVISER

ING Investments has engaged a sub-adviser to provide the day-to-day management of the Fund's portfolio. The sub-adviser has, at least in part, been selected on the basis of its successful application of a consistent, well-defined and long-term investment approach over a period of several market cycles. ING Investments is responsible for monitoring the investment program and performance of the sub-adviser. Under the terms of the sub-advisory agreement, the agreement can be terminated by either ING Investments or the Fund's Board. In the event a sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or ING Investments may assume day-to-day investment management of the Fund.

ING Investment Management Co. ("ING IM" or "Sub-Adviser"), a Connecticut corporation, serves as the Sub-Adviser to the Fund. ING IM is responsible for managing the assets of the Fund in accordance with the Fund's investment objective and policies, subject to oversight by ING Investments and the Fund's Board.


Founded in 1972, ING IM is registered with the SEC as an investment adviser. ING IM is an indirect wholly-owned subsidiary of ING Groep, and is an affiliate of ING Investments. ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972.

As of June 30, 2006, ING IM managed approximately $[ ] billion in assets. The principal address of ING IM is 230 Park Avenue, New York, New York 10169.


Prior to March 1, 2002, ING IM served as investment adviser to the Fund. There was no change in advisory fees paid by the Fund in connection with the change of investment adviser.


David S. Yealy, Portfolio Manager, has managed the Fund since November, 2004. Mr Yealy joined ING IM in November, 2004 and has over 19 years of investment experience. Prior to joining ING IM, he was a Managing Director with Trusco Capital Management ("Trusco") where he was responsible for over $9 billion of assets under management. Mr. Yealy joined Trusco in 1991 and during his 13-year tenure, he was instrumental in the development and marketing of that firm's cash management business.

ADDITIONAL INFORMATION REGARDING THE PORTFOLIO MANAGER

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Fund.

                  INVESTMENTS IN AND REDEMPTIONS FROM THE FUND

The Fund is utilized as a sweep account for various brokerage firms.

PURCHASE OF SHARES BY SWEEP Your brokerage account will be coded to sweep cash balances into shares of the Fund. There is a $1,000 minimum initial investment. Free credit balances arising in your brokerage account from check deposits, dividend payments, interest payments and other credits will be invested in the Fund on the business day after posting. Free credit balances arising from the sale of securities will be invested into the Fund on the business day following settlement. Your broker will, however, hold back and not invest in the Fund sufficient monies to pay for security purchases that have not yet settled.

REDEMPTIONS


BY CHECKWRITING - Your brokerage firm will provide a checkbook from which you may write checks made payable to any payee in any amount of $100 or more. The maximum amount that a check may be written for will depend upon the value of your Fund shares, other available cash in your brokerage account, and the available margin loan value of securities in your brokerage account if your brokerage account is established as a margin account. In order to establish checkwriting, you must complete a signature card, which you can obtain from your investment professional or a shareholder services representative. There is no separate charge imposed by the Fund for the checkwriting service. The checkwriting service enables you to receive the daily dividends declared on the Fund shares through the day that your check is presented for payment.


BY SWEEP - A sufficient number of shares will be redeemed automatically on settlement date to pay for all securities transactions. A sufficient number of shares will also be redeemed to satisfy any withdrawals or debits posted to the brokerage account.


Generally, orders that are received by the Fund's Transfer Agent before 2:00 p.m. (Eastern time) will be processed at the Net Asset Value ("NAV") calculated that business day. Orders received after 2:00 p.m. (Eastern time) will be processed at the NAV calculated on the following business day. For your transaction to be counted on the day you place your order with your broker-dealer or other financial institution, they must receive your order before 2:00 p.m. Eastern time and promptly transmit the order to the Transfer Agent.


FREQUENT TRADING - MARKET TIMING


The Fund's Board has not adopted a policy restricting frequent trading in shares of Brokerage Cash Reserves because the liquidity and short average maturity of the securities in which the Fund invests, as well as the utilization of the Fund as a cash sweep account for brokerage firms, make it unlikely that the Fund or its shareholders will be harmed by frequent trading.

Nevertheless, the Board has adopted policies and procedures designed to deter frequent, short-term trading in shares of other open-end mutual funds in the ING Complex of Funds ("ING Funds"). Consistent with this policy, the ING Funds monitor trading activity. The ING Funds are intended for long-term investment and not as short-term trading vehicles. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the ING Funds. The ING Funds reserve the right, in their sole discretion and without prior notice, to reject, restrict or refuse purchase orders whether directly or by exchange, including purchase orders that have been accepted by a shareholder's or retirement plan participant's intermediary, that are determined not to be in the best interest of the ING Funds, including instances in which the Fund is used as an intermediary "stop" between transactions in other ING Funds.


Shareholders may invest in the ING Funds through omnibus account arrangements with financial intermediaries. Such intermediaries include broker-dealers, banks, investment advisers, record-keepers, retirement plans, variable insurance products, trusts and fee-based program accounts. Omnibus accounts generally do not identify customers' trading activity on an individual basis. The ability of the ING Funds to monitor exchanges made by the underlying shareholders in omnibus accounts maintained by financial intermediaries therefore is severely limited. Consequently, the ING Funds must rely on the financial intermediary to monitor frequent, short-term trading within the ING Funds by the financial intermediary's customers. The ING Funds seek assurances from the financial intermediary that it has procedures adequate to monitor and address frequent, short-term trading. There is, however, no guarantee that the ING Funds will be able to identify individual shareholders who may be making frequent, short-term trades or curtail their trading activity. The ING Funds seek to implement the policies and procedures described above through instructions to the ING Funds' administrator, ING Funds Services, LLC.

NET ASSET VALUE The Fund uses the amortized cost method to value its portfolio securities and seeks to maintain a constant NAV of $1.00 per share, although there may be circumstances under which this goal cannot be achieved. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates or the market value of the security. Although the Board has established procedures designed to stabilize, to the extent reasonably possible, the share price of the Fund, there can be no assurance that the Fund's NAV can be maintained at $1.00 per share. To the extent the Fund invests in other registered investment companies, the Fund's NAV is calculated based on the current NAV of the registered investment company in which the Fund invests.

Shares are sold and redeemed on a continuous basis without sales or redemption charges at their net asset value which is expected to be constant at $1.00 per share, although this price is not guaranteed. The NAV per share for the Fund is determined each business day as of the close of regular trading ("Market Close") on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Fund is open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Fund shares will not be priced on those days. The NAV per share of the Fund is calculated by taking the value of the Fund's assets attributable to that class, subtracting the Fund's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.

Once your redemption request is received in proper form by the Fund's Transfer Agent, the Fund normally will send the proceeds of such redemption within one or two business days. However, if making immediate payment could adversely affect a Fund, the Fund may defer distribution for up to seven days or a longer period if permitted.

ADDITIONAL INFORMATION For more information on the purchase and redemption of Fund shares, see the STATEMENT OF ADDITIONAL INFORMATION ("SAI").


                           DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS A distribution from net income of the Fund is declared each business day at 2:00 p.m. (Eastern time) and is paid immediately thereafter pro rata to shareholders of record via automatic investment in additional full and fractional shares in each shareholder's account at the close of business. As such additional shares are entitled to dividends on following days, a compounding growth of income occurs. Capital gains distributions, if any, are paid on an annual basis in December. To comply with federal tax regulations, the Fund may also pay an additional capital gains distribution, usually in June.

Fund shares begin to accrue dividends the business day they are purchased. A redemption of Fund shares will include dividends declared through the business day prior to the redemption date.

Both income dividends and capital gains distributions, if any, are paid by the Fund on a per share basis.

                                 TAX INFORMATION

- In general, dividends and short-term capital gains distributions you receive from the Fund are taxable as ordinary income. This is true even though your distributions are being reinvested.
-  Distributions of other capital gains generally are taxable as capital gains.
-  Ordinary income and capital gains are taxed at different rates.
- The rates that you will pay on capital gains distributions will depend on how long the Fund holds its portfolio securities.

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains from sales and from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers. The following are guidelines for how certain distributions by the Fund are generally taxed to individual taxpayers:

- Distributors of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.
- Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.
- A shareholder will also have to satisfy a 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.
- Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

Every year, you will be sent information detailing the amount of ordinary income and capital gains distributed to you for the previous year. You should consult your tax professional for assistance in evaluating the tax implications of investing in the Fund.

BACKUP WITHHOLDING As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the current rate of 28% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

                              FINANCIAL HIGHLIGHTS


The financial highlights are intended to help you understand the Fund's performance for the past five years. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). A report of the Fund's independent registered public accounting firm, along with the Fund's financial statements, in included in the Fund's annual shareholder report, which is incorporated by reference into the SAI and is available upon request.

For the year ended March 31, 2006, 2005 and 2004, and the periods ended on or before March 31, 2002, the financial statements have been audited by KPMG LLP, an independent registered public accounting firm. For the year ended March 31, 2003, the Fund's Financial Statements have been audited by another independent registered public accounting firm.



                                                                                                   FIVE MONTH
                                                           YEAR ENDED MARCH 31,                   PERIOD ENDED     YEAR ENDED
                                       -------------------------------------------------------      MARCH 31,      OCTOBER 31,
                                          2006          2005           2004            2003        2002(1)(2)         2001
Net asset value, beginning of period   $                   1.00           1.00            1.00            1.00            1.00
                                       ----------    ----------     ----------    ------------    ------------    ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                  $                   0.01           0.00*           0.01            0.01            0.04
   Total from investment operations    $                   0.01           0.00*           0.01            0.01            0.04

LESS DISTRIBUTIONS:
From net investment income             $                   0.01          (0.00)*         (0.01)          (0.01)          (0.04)
                                       ----------    ----------     ----------    ------------    ------------    ------------
   Total distributions                 $                   0.01          (0.00)*         (0.01)          (0.01)          (0.04)
                                       ----------    ----------     ----------    ------------    ------------    ------------
Net asset value, end of period         $                   1.00           1.00            1.00            1.00            1.00
                                       ==========    ==========     ==========    ============    ============    ============

TOTAL RETURN(3)                        %                   0.84+          0.25+           0.82            0.59            4.24
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000's)      $                309,961        309,864         374,352         384,420         399,875
Ratio of net investment expenses to
average net assets(4)(5)               %                   0.95           0.95            0.95            0.95            0.94
Ratio of net investment income to
average net assets(4)                  %                   1.04           0.25            0.82            1.40            4.14
Ratio of expenses before
reimbursement and waiver to
average net assets(4)(5)               %                   0.84           1.06            1.06            1.04            1.04


(1) THE FUND CHANGED ITS FISCAL YEAR-END FROM OCTOBER 31 TO MARCH 31.
(2) EFFECTIVE MARCH 1, 2003, ING INVESTMENTS BECAME THE ADVISER OF THE FUND AND ING IM WAS APPOINTED AS SUB-ADVISER.
(3) TOTAL RETURN IS CALCULATED ASSUMING REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS AT NET ASSET VALUE AND EXCLUDING THE DEDUCTION OF SALES CHARGES. TOTAL RETURN FOR LESS THAN ONE YEAR IS NOT ANNUALIZED.
(4) ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.

(5) THE ADVISER HAS AGREED TO LIMIT EXPENSES (EXCLUDING INTEREST, TAXES, BROKERAGE AND EXTRAORDINARY EXPENSES) SUBJECT TO POSSIBLE RECOUPMENT BY ING INVESTMENTS WITHIN THREE YEARS OF BEING INCURRED.

* AMOUNT IS LESS THAN $0.01 PER SHARE.
+ THERE WAS NO IMPACT ON TOTAL RETURN BY THE REIMBURSEMENT BY AFFILIATE FOR INVESTMENT TRANSACTION LOSSES.

                              OTHER CONSIDERATIONS

In addition to the principal investments and strategies described on the previous pages, the Fund may also invest in other securities, engage in other practices, and be subject to additional risks, as discussed in the SAI.

                             ADDITIONAL INFORMATION


In the Fund's annual/semi-annual shareholder reports, you will find a discussion of the recent market conditions and principal investment strategies that significantly affected the Fund's performance during its last fiscal year, the financial statements and the independent registered public accounting firm's reports (in annual shareholder reports only).

Statement of Additional Information ("SAI")--The SAI contains more detailed information about the Fund. The SAI is legally part of this Prospectus (it is incorporated by reference). A copy has been filed with the SEC.

Please write, call or visit our website for a free copy of the current annual/semi-annual shareholder reports, the SAI or other Fund information. To make shareholder inquiries contact:


ING Funds
7337 Doubletree Ranch Road
Scottsdale, AZ 85258-2034
(800) 992-0180


Or visit our website at www.ingfunds.com

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public Reference Rooom in Washington, D.C. or call (202) 551-8090. Otherwise, you may obtain the information for a fee by contacting the SEC at:


U.S. Securities and Exchange Commission
100 F Street, N.E.
Public Reference Room
Washington, D.C. 20549-0102

Or at the e-mail address: publicinfo@sec.gov.

Or to obtain the information at no cost by visiting the SEC's Internet website at www.sec.gov.


The SEC also makes available to the public reports and information about the Fund. Certain reports and information, including the SAI, are available on the EDGAR Database on the SEC's web site (http://www.sec.gov) or at the SEC's public reference room in Washington, D.C. You may call 1-202-551-8090 to get information about the operations of the public reference room. You may obtain copies of reports and other information about the Fund, after paying a duplicating fee, by sending an e-mail request to: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

HOUSEHOLDING -- To reduce expenses, we may mail only one copy of the Fund's prospectus and each annual and semi-annual shareholder reports to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (800) 992-0180 and select option 2 or your financial consultant. We will begin sending you individual copies thirty days after receiving your request.


When contacting the SEC, you will want to refer to the Fund's SEC file number which is 811-06352.


                                                      PRPRO-AFIBCR (0706-073106)

                       STATEMENT OF ADDITIONAL INFORMATION


                                  JULY 31, 2006

                              ING SERIES FUND, INC.
                         7337 East Doubletree Ranch Road
                         Scottsdale, Arizona 85258-2034

                                 (800) 992-0180

                          ING Aeltus Money Market Fund


                  CLASS A, CLASS B, CLASS C AND CLASS I SHARES


          This Statement of Additional Information ("SAI") relates to the series listed above ("Fund") of ING Series Fund, Inc. ("Company"). A prospectus or prospectuses (each, a "Prospectus" and collectively, the "Prospectuses"), for the Fund dated July 31, 2006, which provides the basic information you should know before investing in the Fund, may be obtained without charge from the Fund or the Fund's principal underwriter, ING Funds Distributor, LLC, ("Distributor") at the address listed above. This SAI is not a prospectus, but it is incorporated by reference, and should be read in conjunction with, the Prospectuses dated July 31, 2006, which have been filed with the U.S. Securities and Exchange Commission ("SEC"). Capitalized terms not defined in this SAI are used as defined in the Prospectuses.

          The information in this SAI expands on the information contained in the Prospectuses and any supplements thereto. The Fund's financial statements and the independent registered public accounting firm's report thereon, included in the Fund's annual shareholder report dated March 31, 2006, are incorporated herein by reference. Copies of the Fund's Prospectuses and annual or semi-annual shareholder reports may be obtained upon request and without charge by contacting the Fund at the address and phone number written above. Terms used in this SAI have the same meaning as in the Prospectuses, and some additional terms are defined particularly for this SAI.

                                TABLE OF CONTENTS

HISTORY OF ING SERIES FUND, INC.                                               3
SUPPLEMENTAL DESCRIPTION OF FUND INVESTMENTS AND RISKS                         4
FUNDAMENTAL INVESTMENT RESTRICTIONS AND POLICIES                              25
DISCLOSURE OF THE FUND'S PORTFOLIO SECURITIES                                 27
MANAGEMENT OF THE COMPANY                                                     29
COMPENSATION OF DIRECTORS                                                     36
CODE OF ETHICS                                                                37
PROXY VOTING PROCEDURES                                                       38
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS                                    38
ADVISER                                                                       38
EXPENSE LIMITATION AGREEMENT                                                  40
SUB-ADVISER                                                                   40
RULE 12(B)-1 PLANS                                                            43
ADMINISTRATOR                                                                 46
CUSTODIAN                                                                     47
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                 47
TRANSFER AGENT                                                                47
BROKERAGE ALLOCATION AND TRADING POLICIES                                     47
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION                                49
NET ASSET VALUE                                                               53
DISTRIBUTOR                                                                   60
CALCULATION OF PERFORMANCE DATA                                               61
PERFORMANCE COMPARISONS                                                       64
FINANCIAL STATEMENTS                                                          65
APPENDIX A                                                                   A-1

                        HISTORY OF ING SERIES FUND, INC.


The Company is a Maryland Corporation registered as a diversified open-end management investment company. The Company was organized in June 1991 and currently consists of the following separately managed series:



                 FUND NAME
------------------------------------------
ING 130/30 Fundamental Research Fund
ING Balanced Fund
Brokerage Cash Reserves
ING Classic Index Plus Fund
ING Equity Income Fund
ING Global Science and Technology Fund
ING Growth Fund
ING Index Plus LargeCap Fund
ING Index Plus MidCap Fund
ING Index Plus SmallCap Fund
ING International Growth Fund
ING Small Company Fund
ING Strategic Allocation Conservative Fund
ING Strategic Allocation Growth Fund
ING Strategic Allocation Moderate Fund



          INCORPORATION - The Company was incorporated under the laws of Maryland on June 17, 1991.

          SERIES AND CLASSES - The Company currently offers multiple series. Only ING Aeltus Money Market Fund is offered through this SAI and the corresponding Prospectuses.

          The Board of Directors (the "Board") has the authority to subdivide each series into classes of shares having different attributes so long as each share of each class represents a proportionate interest in the series equal to each other share in that series. Shares of the Fund currently are classified into multiple classes, not all of which are offered through this SAI. Each class of shares has the same rights, privileges and preferences, except with respect to: (a) the effect of sales charges, if any, for each class; (b) the distribution fees borne by each class; (c) the expenses allocable exclusively to each class; (d) voting rights on matters exclusively affecting a single class; and (e) the exchange privilege of each class. Only Class A, B, C and I shares are offered through this SAI and the corresponding Prospectuses.

          In February 1998, the Fund redesignated Adviser Class shares as Class A shares. In March 1999, the Funds introduced Class B shares. CDSC of 5.00% applies for all Class B shares redeemed in the first year, declining to 1.00% on Class B shares redeemed in the sixth year. No CDSC is charged thereafter. The Class B returns without CDSC are net of fund expenses only, and do not deduct a CDSC. In June 1998, the Fund introduced Class C shares. The 1-year Class C returns without CDSC are net of fund expenses only, and do not deduct a CDSC. Neither a front-end sales load nor a CDSC applies to Class A or Class C shares of the Fund.

          CAPITAL STOCK - Fund shares are fully paid and nonassessable when issued. Fund shares have no preemptive or conversion rights, except that the Fund's Class B shares automatically convert to Class A shares after 8 years. Each share of the Fund has the same rights to share in dividends declared by the Fund for that share class. Upon liquidation of the Fund, shareholders are entitled to share PRO RATA in the net assets of the Fund available for distribution to shareholders.

          VOTING RIGHTS - Shareholders of each class are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote on the election of Directors and on other matters submitted to the vote of shareholders. Generally, all shareholders have voting rights on all matters except matters affecting only the interests of one Fund or one class of shares. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Directors can, if they choose to do so, elect all the Directors, in which event the holders of the remaining shares will be unable to elect any person as a Director.

          SHAREHOLDER MEETINGS - The Company is not required, and does not intend, to hold annual shareholder meetings. The Articles provide for meetings of shareholders to elect Directors at such times as may be determined by the Directors or as required by the Investment Company Act of 1940, as amended (the "1940 Act"). If requested by the holders of at least 10% of the Company's outstanding shares, the Company will hold a shareholder meeting for the purpose of voting on the removal of one or more Directors and will assist with communication concerning that shareholder meeting.

          1940 ACT CLASSIFICATION The Company is a diversified open-end management investment company, as that term is defined under the 1940 Act. The Fund is a diversified company, as that term is defined under the 1940 Act. The 1940 Act generally requires that with respect to 75% of its total assets, a diversified company may not invest more than 5% of its total assets in the securities of any one issuer.

          As a matter of operating policy, the Fund may invest no more than 5% of its total assets in the securities of any one issuer (as determined pursuant to Rule 2a-7 under the 1940 Act), except that the Fund may invest up to 25% of its total assets in the first tier securities (as defined in Rule 2a-7) of a single issuer for a period of up to three business days. Fundamental policy number (1), as set forth below, would give the Fund the ability to invest, with respect to 25% of its assets, more than 5% of its assets in any one issuer only in the event Rule 2a-7 under the 1940 Act is amended in the future.

             SUPPLEMENTAL DESCRIPTION OF FUND INVESTMENTS AND RISKS

DIVERSIFICATION

          The Fund is "diversified" within the meaning of the Investment Company Act of 1940, as amended ("1940 Act"). In order to qualify as diversified, the Fund must diversify its holdings so that at all times at least 75% of the value of its total assets is represented by cash and cash items (including receivables), securities issued or guaranteed as to principal or interest by the United States or its agencies or instrumentalities, securities of other investment companies, and other securities (for this purpose, other securities of any one issuer are limited to an amount not greater than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of the issuer).

INVESTMENTS, INVESTMENT STRATEGIES AND RISKS

         The table on the following pages identifies various securities and investment techniques used by the adviser or sub-adviser in managing the Fund described in this SAI. The table has been marked to indicate those securities and investment techniques that the adviser and the sub-adviser may use to manage the Fund. The Fund may use any or all of these techniques at any one time, and the fact that the Fund may use a technique does not mean that the technique will be used. The securities and investment techniques are subject to the limitations explined elsewhere in this SAI or the accompanying Prospectus. The Fund's transactions in a particular type of security or use of a particular technique is subject to limitations imposed by the Fund's investment objective, policies and restrictions described in the Fund's Prospectus and/or this SAI, as well as the federal securities laws. There can be no assurance that either of the Funds will achieve their investment objectives. The Fund's policies, investment strategies and practices are non-fundamental unless otherwise indicated. A more detailed description of the securities and investment techniques, as well as the risks associated with those securities and investment techniques that the Fund utilize, follows the table. The descriptions of the securities and investment techniques in this section supplement the discussion of principal investment strategies contained in the Fund's Prospectuses. Where a particular type of security or investment technique is not discussed in the Fund's Prospectuses, that security or investment technique is not a principal investment strategy and the Fund will not invest more than 5% of the Fund's assets in such security or investment techniques. See the Fund's fundamental investment restrictions for further information.

     ASSET CLASSES/ INVESTMENT TECHNIQUES        ING AELTUS MONEY MARKET
------------------------------------------------------------------------
FIXED-INCOME
ARMS(1)                                                     X
Asset-Backed Securities (non-mortgage)(1)                   X
Banking Industry Obligations(1)                             X
Credit-Linked Notes(1)                                      X
Corporate Debt Securities(1)                                X
Eurodollar/ Yankee Dollar Instruments(1)                    X
Floating or Variable Rate Instruments(1)                    X
Foreign Bank Obligations(1)                                 X
Foreign Mortgage-Related Securities(1)                      X
Foreign and Emerging Market Securities                      X
GICs(1)                                                     X
GNMA Certificates(1)                                        X
Government Trust Certificates(1)                            X
International Debt Securities(1)                            X
Mortgage- Related Securities(1)                             X
Municipal Securities(1)                                     X
Municipal Lease Obligations(1)                              X
Repurchase Agreements(1)                                    X
Savings Association Obligations(1,2)                        X
Sovereign Debt Securities(1)                                X
Supranational Agencies(1,3)                                 X
Tax Exempt Ind. Dev. Bonds & Pollution Control
   Bonds(1)                                                 X
United States Government Securities(1)                      X
Zero Coupon and Pay-In-Kind(1)                              X

OTHER INSTRUMENTS AND TECHNIQUES
Borrowing                                                   X
Lending of Portfolio Securities                             X
Other Investment Companies                                  X
Private Funds                                               X
Restricted and Illiquid Securities                          X
Reverse Repurchase Agreements and Dollar Rolls              X
TBA Sale Commitments                                        X
Temporary Defensive Positions                               X
When-Issued Securities and Delayed-Delivery
   Transactions                                             X



1. The Fund may only purchase foreign securities or obligations that are U.S.-dollar denominated.

2. The certificates of deposit (interest-bearing time deposits) in which a Fund may invest are issued by savings banks or savings and loan associations that have capital surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. government.

3. Other than for temporary and defensive or cash management purposes, each Fund may invest up to 10% of its net assets in securities of supranational agencies. These securities are not considered government securities and are not supported directly or indirectly by the U.S. government.

FIXED-INCOME SECURITIES

ADJUSTABLE RATE MORTGAGE SECURITIES

          Adjustable rate mortgage securities ("ARMS") are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. Generally, ARMS have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMS will experience increased rates of prepayment of principal. However, the major difference between ARMS and fixed rate mortgage securities is that the interest rate and the rate of amortization of principal of ARMS can and do change in accordance with movements in a particular, pre-specified, published interest rate index.

          The amount of interest on an ARM is calculated by adding a specified amount, the "margin," to the index, subject to limitations on the maximum and minimum interest that can be charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period. Because the interest rates on ARMS generally move in the same direction as market interest rates, the market value of ARMS tends to be more stable than that of long-term fixed rate securities.

          There are two main categories of indices which serve as benchmarks for periodic adjustments to coupon rates on ARMS: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate ("LIBOR"), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index (often related to ARMS issued by FNMA), tend to lag changes in market rate levels and tend to be somewhat less volatile.

ASSET-BACKED SECURITIES (NON-MORTGAGE)

          Asset-backed securities are collateralized by short-term loans such as automobile loans, home equity loans, equipment leases or credit card receivables. The payments from the collateral are generally passed through to the security holder. As noted above with respect to CMOs and REMICs, the average life for these securities is the conventional proxy for maturity. Asset-backed securities may pay all interest and principal to the holder, or they may pay a fixed rate of interest, with any excess over that required to pay interest going either into a reserve account or to a subordinate class of securities, which may be retained by the originator. The originator or other party may guarantee interest and principal payments. These guarantees often do not extend to the whole amount of principal, but rather to an amount equal to a multiple of the historical loss experience of similar portfolios.


          Two varieties of asset-backed securities are CARs and CARDs. CARs are securities, representing either ownership interests in fixed pools of automobile receivables, or debt instruments supported by the cash flows from such a pool. CARDs are participations in fixed pools of credit accounts. These securities have varying terms and degrees of liquidity.

          The collateral behind certain asset-backed securities (such as CARs and CARDs) tend to have prepayment rates that do not vary with interest rates; the short-term nature of the loans may also tend to reduce the impact of any change in prepayment level. Other asset-backed securities, such as home equity asset-backed securities, have prepayment rates that are sensitive to interest rates. Faster prepayments will shorten the average life and slower prepayments will lengthen it. Asset-backed securities may be pass-through, representing actual equity ownership of the underlying assets, or pay-through, representing debt instruments supported by cash flows from the underlying assets.


          The coupon rate, of interest on mortgage-related and asset-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool, by the amount of the fees paid to the mortgage pooler, issuer, and/or guarantor. Actual yield may vary from the coupon rate, however, if such securities are purchased at a premium or discount, traded in the secondary market at a premium or discount, or to the extent that the underlying assets are prepaid as noted above.

BANKING INDUSTRY OBLIGATIONS

          Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Fund will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. government.

          A Fund holding instruments of foreign banks or financial institutions may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing the Fund's conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers plays an important part in the operations of the banking industry. Federal and state laws and regulations require domestic banks to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that a Fund may acquire.

          In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under their respective investment objectives and policies stated above and in their Prospectuses, the Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

CREDIT-LINKED NOTES

          A credit-linked note ("CLN") is generally issued by one party with a credit option, or risk, linked to a second party. The embedded credit option allows the first party to shift a specific credit risk to the CLN holder, or the Fund in this case. The CLN is issued by a trust, a special purpose vehicle, collateralized by AAA-rated securities. Because of its high ratings, a CLN may be purchased for any fund in accordance to the fund's investment objective, including the Fund. The CLN's price or coupon is linked to the performance of the reference asset of the second party. Generally, the CLN holder receives either fixed or floating coupon rate during the life of the CLN and par at maturity. The cash flows are dependent on specified credit-related events.

          Should the second party default or declare bankruptcy, the CLN holder will receive an amount equivalent to the recovery rate. The CLN holder bears the risk of default by the second party and any unforeseen movements in the reference asset, which could lead to loss of principal and receipt of interest payments. In return for these risks, the CLN holder receives a higher yield. As with most derivative investments, valuation of a CLN is difficult due to the complexity of the security (i.e., the embedded option is not easily priced). The Fund cannot assure that it can implement a successful strategy regarding this type of investments.

CORPORATE DEBT SECURITIES


          Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of a corporate debt security will generally increase when interest rates decline, and decrease when interest rates rise. There is also the risk that the issuer of a debt security will be unable to pay interest or principal at the time called for by the instrument. Investments in corporate debt securities that are rated below investment grade are described in "High Yield Securities" below.


EURODOLLAR/YANKEE DOLLAR INSTRUMENTS

          The Fund may invest in Eurodollar and Yankee Dollar instruments. Eurodollar instruments are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and issuing houses from many countries. Yankee Dollar instruments are U.S. dollar denominated bonds issued in the U.S. by foreign banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers.

FLOATING OR VARIABLE RATE INSTRUMENTS

          The Fund may invest in variable rate demand and floating rate instruments. Variable rate demand instruments held by the Fund may have maturities of more than one year, provided: (i) the Fund is entitled to the payment of principal at any time, or during specified intervals not exceeding one year, upon giving the prescribed notice (which may not exceed 30 days), and
(ii) the rate of interest on such instruments is adjusted at periodic intervals not to exceed one year. In determining whether a variable rate demand instrument has a remaining maturity of one year or less, each instrument will be deemed to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. The Fund will be able (at any time or during specified periods not exceeding one year, depending upon the note involved) to demand payment of the principal of a note. If an issuer of a variable rate demand note defaulted on its payment obligation, the Fund might be unable to dispose of the note and a loss would be incurred to the extent of the default. The Fund may invest in variable rate demand notes only when the investment is deemed to involve minimal credit risk. The continuing creditworthiness of issuers of variable rate demand notes held by the Fund will also be monitored to determine whether such notes should continue to be held. Variable and floating rate instruments with demand periods in excess of seven days, which cannot be disposed of promptly within seven business days in the usual course of business, without taking a reduced price, will be treated as illiquid securities.

FOREIGN MORTGAGE-RELATED SECURITIES

          Foreign mortgage-related securities are interests in pools of mortgage loans made to residential home buyers domiciled in a foreign country. These include mortgage loans made by trust and mortgage loan companies, credit unions, chartered banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (e.g., Canada Mortgage and Housing Corporation and First Australian National Mortgage Acceptance Corporation Limited). The mechanics of these mortgage-related securities are generally the same as those issued in the United States. However, foreign mortgage markets may differ materially from the U.S. mortgage market with respect to matters such as the sizes of loan pools, pre-payment experience, and maturities of loans.

FOREIGN AND EMERGING MARKET SECURITIES

          Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than U. S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures, and in certain markets there have been many times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delivery of securities may not occur at the same time as payment in some foreign markets. Delays in settlement could result in temporary periods when a portion of the assets of a Portfolio is uninvested and no return is earned thereon. The inability of the Portfolios to make intended security purchases due to settlement problems could cause the Portfolios to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the portfolios due to subsequent declines in value of the portfolio security or, if the Portfolios have entered into a contract to sell the security, could result in possible liability to the purchaser.

          As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States. A foreign government may impose exchange control regulations that may have an impact on currency exchange rates, and there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect U.S. investments in those countries.

          Changes in foreign currency exchange rates will affect the value of securities denominated or quoted in currencies other than the U.S. dollar and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign issuers are less liquid and their prices more volatile than securities of comparable U.S. issuers. Transactional costs in non-U.S. securities may involve greater time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

          Although the Portfolios will use reasonable efforts to obtain the best available price and the most favorable execution with respect to all transactions and the adviser or sub-adviser will consider the full range and quality of services offered by the executing broker or dealer when making these determinations, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Certain foreign governments levy withholding taxes against dividend and interest income, or may impose other taxes. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received by the Portfolios on these investments. The risks of investing in foreign securities may be intensified for investments in issuers domiciled or doing substantial business in emerging markets or countries with limited or developing capital markets. Security prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less-established markets and economies. In particular, counties with emerging markets may have relatively unstable governments, present the risk of sudden adverse government action and even nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increase in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Transaction settlement and dividend collection procedures may be less reliable in emerging markets than in developed markets. Securities of issuers located in other countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

GUARANTEED INVESTMENT CONTRACTS

          Under Guaranteed Investment Contracts ("GICs") issued by insurance companies, the Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund on a monthly basis guaranteed interest which is based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. In addition, because the Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment, and, together with other instruments invested in by a Fund which are not readily marketable, will not exceed 10% of the Fund's net assets. The term of a GIC will be one year or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION ("GNMA") CERTIFICATES

          GNMA Certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans. GNMA is a U.S. Government corporation within the Department of Housing and Urban Development. Such loans are initially made by lenders such as mortgage bankers, commercial banks and savings and loan associations and are either insured by the Federal Housing Administration ("FHA") or Farmers' Home Administration ("FMHA") or guaranteed by the Veterans Administration ("VA"). A GNMA Certificate represents an interest in a specific pool of such mortgages which, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each certificate is guaranteed by the full faith and credit of the United States Government.

          GNMA Certificates differ from bonds in that principal is scheduled to be paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. "Modified pass through" type GNMA Certificates, entitle the holder to receive all interest and principal payments owed on the mortgages in the pool (net of issuers' and GNMA fees), whether or not the mortgagor has made such payment.

          GNMA Certificates are created by an "issuer," which is an FHA approved mortgage banker who also meets criteria imposed by GNMA. The issuer assembles a pool of FHA, FMHA, or VA insured or guaranteed mortgages with the same interest rate, maturity and type of dwelling. Upon application by the issuer, and after approval by GNMA of the pool, GNMA provides its commitment to guarantee timely payment of principal and interest on the GNMA Certificates backed by the mortgages included in the pool. The GNMA Certificates, endorsed by GNMA, are then sold by the issuer through securities dealers.


          GNMA is authorized under the Federal National Housing Act to guarantee timely payment of principal and interest on GNMA Certificates. This guarantee is backed by the full faith and credit of the United States. GNMA may borrow U.S. Treasury funds to the extent needed to make payments under its guarantee. When mortgages in the pool underlying GNMA Certificates are prepaid by mortgagors or by result of foreclosure, such principal payments are passed through to the certificate holders. Accordingly, the life of the GNMA Certificate is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to predict the life of a particular GNMA certificate, but FHA statistics indicate that 25 to 30 year single family dwelling mortgages have an average life of approximately 12 years. The majority of GNMA certificates are backed by mortgages of this type, and accordingly the generally accepted practice has developed to treat GNMA certificates as 30-year securities which prepay fully in the 12th year.

          GNMA certificates bear a nominal "coupon rate" which represents the effective FHA-VA mortgage rate at the time of issuance, less 0.5%, which constitutes the GNMA and issuer's fees. For providing its guarantees, GNMA receives an annual fee of 0.06% of the outstanding principal on certificates backed by single family dwelling mortgages, and the issuer receives an annual fee of 0.44% for assembling the pool and for passing through monthly payments of interest and principal.

          Payments to holders of GNMA certificates consist of the monthly distributions of interest and principal less the GNMA and issuer's fees. The actual yield to be earned by a holder of a GNMA certificate is calculated by dividing such payments by the purchase price paid for the GNMA certificate (which may be at a premium or a discount from the face value of the certificate). Monthly distributions of interest, as contrasted to semi-annual distributions which are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on GNMA certificates. Because of the variation in the life of the pools of mortgages which back various GNMA certificates, and because it is impossible to anticipate the rate of interest at which future principal payments may be reinvested, the actual yield earned from a portfolio of GNMA certificates, such as that in which the Fund is invested, will differ significantly from the yield estimated by using an assumption of a 12 year life for each GNMA certificate included in such a portfolio as described.

          The actual rate of prepayment for any GNMA certificate does not lend itself to advance determination, although regional and other characteristics of a given mortgage pool may provide some guidance for investment analysis. Also, secondary-market trading of outstanding GNMA certificates tends to be concentrated in issues bearing the current coupon rate.


          Construction loan securities are issued to finance building costs. The Fund is disbursed as needed or in accordance with a prearranged plan. The securities provide for the timely payment to the registered holder of interest at the specified rate plus scheduled installments of principal. Upon completion of the construction phase, the construction loan securities are terminated, and project loan securities are issued. It is the Fund's policy to record these GNMA certificates on trade date, and to segregate assets to cover its commitments on trade date as well.

GNMA CERTIFICATES -- WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

          GNMA Certificates may at times be purchased or sold on a delayed-delivery basis or on a when-issued basis. These transactions arise when GNMA Certificates are purchased or sold by the Fund with payment and delivery taking place in the future, in order to secure what is considered to be an advantageous price and yield to the Fund. No payment is made until delivery is due, often a month or more after the purchase. The settlement date on such transactions will take place no more than 120 days from the trade date. When the Fund engages in when-issued and delayed-delivery transactions, the Fund relies on the buyer or seller, as the case may be, to consummate the sale. Failure of the buyer or seller to do so may result in the Fund missing the opportunity of obtaining a price considered to be advantageous. While when-issued GNMA Certificates may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a GNMA Certificate on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. ING and ING IM each does not believe that the Fund's net asset value or income will be adversely affected by the purchase of GNMA Certificates on a when-issued basis. The Fund may invest in when-issued securities without other conditions. Such securities either will mature or be sold on or about the settlement date. A Fund may earn interest on such account or securities for the benefit of shareholders.

GOVERNMENT TRUST CERTIFICATES

          Government Trust Certificates represent an interest in a government trust, the property of which consists of (i) a promissory note of a foreign government no less than 90% of which is backed by the full faith and credit guaranty issued by the Federal Government of the United States of America (issued pursuant to Title III of the Foreign Operations, Export, Financing and Related Borrowers Programs Appropriations Act of 1998) and (ii) a security interest in obligations of the U.S. Treasury backed by the full faith and credit of the United States of

America sufficient to support the remaining balance (no more than 10%) of all payments of principal and interest on such promissory note; provided that such obligations shall not be rated less than AAA by S&P or less than Aaa by Moody's.

INTERNATIONAL DEBT SECURITIES

          International debt securities represent debt obligations (which may be denominated in U.S. dollar or in non-U.S. currencies) of any rating issued or guaranteed by foreign corporations, certain supranational entities (such as the World Bank) and foreign governments (including political subdivisions having taxing authority) or their agencies or instrumentalities, including American Depository Receipts. These debt obligations may be bonds (including sinking fund and callable bonds), debentures and notes, together with preferred stocks, pay-in-kind securities or zero coupon securities.

          In determining whether to invest in debt obligations of foreign issuers, the Fund will consider the relative yields of foreign and domestic high yield securities, the economies of foreign countries, the condition of such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currency to the U.S. Dollar. These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. Subsequent foreign currency losses may result in the Fund having previously distributed more income in a particular period than was available from investment income, which could result in a return of capital to shareholders. The Fund's portfolio of foreign securities may include those of a number of foreign countries, or, depending upon market conditions, those of a single country.

          Investments in securities of issuers in non-industrialized countries generally involve more risk and may be considered highly speculative. Although a portion of the Fund's investment income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars and absorb the cost of currency fluctuations and the cost of currency conversions. Investment in foreign securities involves considerations and risks not associated with investment in securities of U.S. issuers. For example, foreign issuers are not required to use generally accepted accounting principles. If foreign securities are not registered under the Securities Act of 1933, as amended, the issuer does not have to comply with the disclosure requirements of the Securities Exchange Act of 1934, as amended. The values of foreign securities investments will be affected by incomplete or inaccurate information available to the adviser as to foreign issuers, changes in currency rates, exchange control regulations or currency blockage, expropriation or nationalization of assets, application of foreign tax laws (including withholding taxes), changes in governmental administration or economic or monetary policy. In addition, it is generally more difficult to obtain court judgments outside the United States.

          RESTRICTIONS ON FOREIGN INVESTMENTS. Some developing countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Fund. As illustrations, certain countries may require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

          The manner, in which foreign investors may invest in companies in certain developing countries, as well as limitations on such investments, also may have an adverse impact on the operations of the Fund that invests in such countries. For example, the Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not be able to occur on timely basis, resulting in a delay during which a Fund may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where the Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving the Fund of the ability to make its desired investment at that time.

          Substantial limitations may exist in certain countries with respect to the Fund's ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. No more than 15% of the Fund's net assets may be comprised, in the aggregate, of assets that are (i) subject to material legal restrictions on repatriation or (ii) invested in illiquid securities. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund. For example, funds may be withdrawn from the People's Republic of China only in U.S. or Hong Kong dollars and only at an exchange rate established by the government once each week.

MORTGAGE-RELATED SECURITIES

          Mortgage-related debt securities include, collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs") and federal mortgage-related securities including obligations issued or guaranteed by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA is a wholly-owned corporate instrumentality of the U.S., the securities and guarantees of which are backed by the full faith and credit of the U.S. Government. FNMA, a federally chartered and privately owned corporation, and FHLMC, a federal corporation, are instrumentalities of the U.S. with Presidentially appointed board members. The obligations of FNMA and FHLMC are not explicitly guaranteed by the full faith and credit of the federal government. See, "U.S. Government Securities."

          Pass-through mortgage-related securities are characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders, like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, often twenty or thirty years, the borrowers can, and typically do, repay such loans sooner. Thus, the security holders frequently receive repayments of principal, in addition to the principal that is part of the regular monthly payment. A borrower is more likely to repay a mortgage bearing a relatively high rate of interest. This means that in times of declining interest rates, some higher yielding securities held by the Fund might be converted to cash, and the Fund could be expected to reinvest such cash at the then prevailing lower rates. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-related securities. If the Fund buys mortgage-related securities at a premium, mortgage foreclosures or mortgage prepayments may result in losses of up to the amount of the premium paid since only timely payment of principal and interest is guaranteed.

          CMOs and REMICs are securities which are collateralized by mortgage pass-through securities. Cash flows from underlying mortgages are allocated to various classes or tranches in a predetermined, specified order. Each sequential tranche has a "stated maturity"--the latest date by which the tranches can be completely repaid, assuming no repayments--and has an "average life"--the average time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized, rather than being paid off entirely at maturity, as would be the case in a straight debt instrument.

          CMOs and REMICs are typically structured as "pass-through" securities. In these arrangements, the underlying mortgages are held by the issuer, which then issues debt collateralized by the underlying mortgage assets. The security holder thus owns an obligation of the issuer and payment of interest and principal on such obligations is made from payments generated by the underlying mortgage assets. The underlying mortgages may or may not be guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. Government, such as GNMA, or otherwise backed by FNMA or FHLMC. Alternatively, such securities may be backed by mortgage insurance, letters of credit or other credit enhancing features. Both CMOs and REMICs are issued by private entities. They are not directly guaranteed by any government agency and are secured by the collateral held by the issuer. CMOs and REMICs are subject to the type of prepayment risk described above due to the possibility that prepayments on the underlying assets will alter their cash flows.

          RISKS OF MORTGAGE-RELATED SECURITIES

          Investments in mortgage-related securities involve certain risks. In periods of declining interest rates, prices of fixed-income securities tend to rise. However, during such periods, the rate of prepayment of mortgages underlying mortgage-related securities tends to increase, with the result that such prepayments must be reinvested by the issuer at lower rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by the Fund. Because investments in mortgage-related securities are interest rate sensitive, the ability of the issuer to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation's money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations. Further, stripped mortgage-backed securities are likely to experience greater price volatility than other types of mortgage securities. The yield to maturity on the interest-only class is extremely sensitive, both to changes in prevailing interest rates and to the rate of principal payments (including prepayments) on the underlying mortgage assets. Similarly, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are made. A Fund could fail to fully recover its initial investment in a CMO residual or a stripped mortgage-backed security.

MUNICIPAL SECURITIES

          Municipal securities are debt obligations issued by state and local government, territories and possessions of the U.S., regional government authorities, and their agencies and instrumentalities ("municipal securities"). Municipal securities include both notes (which have maturities of less than one year) and bonds (which have maturities of one year or more) that bear fixed or variable rates of interest.

          In general, "municipal securities" debt obligations are issued to obtain funds for a variety of public purposes, such as the construction, repair, or improvement of public facilities, including airports, bridges, housing, hospitals, mass transportation, schools, streets, water and sewer works. Municipal securities may be issued to refinance outstanding obligations and to raise funds for general operating expenses and lending to other public institutions and facilities.

          The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Characteristics and methods of enforcement of general obligation bonds vary according to the law applicable to a particular issuer, and the taxes that can be levied for the payment of debt service may be limited or unlimited as to rates or amounts of special assessments. Revenue securities are payable only from the revenues derived from a particular facility, a class of facilities or, in some cases, from the proceeds of a special excise tax. Revenue bonds are issued to finance a wide variety of capital projects, including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund the assets of which may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and collateralized mortgages, and the net revenues from housing or other public projects. Some authorities are provided further security in the form of a state's assistance (although without obligation) to make up deficiencies in the debt service reserve fund. Insured municipal debt involves scheduled payments of interest and principal guaranteed by a private, non-governmental or governmental insurance company. The insurance does not guarantee the market value of the municipal debt or the value of the shares of the Fund.

          Securities of issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Furthermore, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

          MORAL OBLIGATION SECURITIES - Municipal securities may include "moral obligation" securities which are usually issued by special purpose public authorities. If the issuer of moral obligation bonds cannot fulfill its financial responsibilities from current revenues, it may draw upon a reserve fund, the restoration of which is moral commitment but not a legal obligation of the state or municipality which created the issuer.

          INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL BONDS - These are revenue bonds and generally are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes, and pollution control. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

          MUNICIPAL LEASE OBLIGATIONS - These are lease obligations or installment purchase contract obligations of municipal authorities or entities ("municipal lease obligations"). Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payment due under the lease obligation. The Fund may also purchase "certificates of participation," which are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult. In addition, these securities represent a relatively new type of financing, and certain lease obligations may therefore be considered to be illiquid securities.

          The Fund will attempt to minimize the special risks inherent in municipal lease obligations and certificates of participation by purchasing only lease obligations which meet the following criteria: (1) rated A or better by at least one nationally recognized securities rating organization; (2) secured by payments from a governmental lessee which has actively traded debt obligations;
(3) determined by the adviser or sub-adviser to be critical to the lessee's ability to deliver essential services; and (4) contain legal features which the adviser or sub-adviser deems appropriate, such as covenants to make lease payments without the right of offset or counterclaim, requirements for insurance policies, and adequate debt service reserve funds.

          Short-Term Municipal Obligations - These securities include the following:

          TAX ANTICIPATION NOTES - are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power of the municipality for the payment of principal and interest when due.

          REVENUE ANTICIPATION NOTES - are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program. They also are usually general obligations of the issuer.

          BOND ANTICIPATION NOTES - normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide the money for the repayment of the notes.

          CONSTRUCTION LOAN NOTES - are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the Federal National Mortgage Association or the Government National Mortgage Association.

          SHORT-TERM DISCOUNT NOTES - (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

REPURCHASE AGREEMENTS

          Repurchase agreements may be considered to be loans by the Fund for purposes of the 1940 Act. Each repurchase agreement must be collateraltized fully, in accordance with the provisions of Rule 5b-3 under the 1940 Act, at all times. Pursuant to such repurchase agreements, the Fund acquires securities from financial institutions such as brokers, dealers and banks, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon date and price. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). The securities underlying a repurchase agreement will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon, and the adviser or sub-adviser will monitor the value of the collateral. Securities subject to repurchase agreements will be held by the Custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. If the seller defaults on its repurchase obligation, the Fund holding the repurchase agreement will suffer a loss to the extent that the proceeds from a sale of the underlying securities is less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Fund's rights with respect to such securities to be delayed or limited. Repurchase agreements maturing in more than seven days will not exceed 10% of the total assets of a Fund.

SAVINGS ASSOCIATION OBLIGATIONS

          The certificates of deposit (interest-bearing time deposits) in which a Fund may invest are issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. government.

SOVEREIGN DEBT SECURITIES

          Sovereign debt securities are issued by governments of foreign countries. The sovereign debt in which the Fund may invest may be rated below investment grade. These securities usually offer higher yields than higher-rated securities but are also subject to greater risk than higher-rated securities.

          BRADY BONDS. Brady bonds represent a type of sovereign debt. These obligations were created under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady, in which foreign entities issued these obligations in exchange for their existing commercial bank loans. Brady Bonds have been issued by Argentina, Brazil, Costa Rica, the Dominican Republic, Mexico, the Philippines, Uruguay and Venezuela, and may be issued by other emerging countries.

SUPRANATIONAL AGENCIES

          These securities are not considered government securities and are not supported directly or indirectly by the U.S. Government. Examples of supranational agencies include, but are not limited to, the International Bank for Reconstruction and Development (commonly referred to as the World Bank), which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions.

TAX EXEMPT INDUSTRIAL DEVELOPMENT BOND AND POLLUTION CONTROL BONDS

          Tax Exempt Industrial Development Bond and Pollution Control Bonds are revenue bonds and generally, are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes, and pollution control. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

U. S. GOVERNMENT SECURITIES

          U.S. government securities include instruments issued by the U.S. Treasury, such as bills, notes and bonds. These instruments are direct obligations of the U.S. government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rate, the lengths of maturity and the dates of issuance. U.S. government securities also include securities issued by instrumentalities of the U.S. government. Securities issuesd by certain U.S. government instrumentalities, such as the Government National Mortgage Association, which are backed by the full faith and credit of the United States. Also included in the category of U.S. government securities are securities issued by instrumentalities established or sponsored by the U.S. government, such as the Student Loan Marketing Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. While these securities are issued, in gerneral, under the authority of an act of Congress, the U.S. government is not obligated to provide financail support to the issuing instrumentalities, although under certain conditions certain of these authorities may borrow from the U.S. Treasury. In the case of securities not backed by the full faith and credit of the U.S., the Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. itself if the agency or instrumentality does not meet its commitment. The Fund will invest in securities agency or instrumentality the sub-adviser is satisfied that the credit risk with respect to any instrumentality is comparable to the credit risk of U.S. government securities that are backed by the full faith and credit of the United States.

ZERO COUPON AND PAY-IN-KIND SECURITIES

          Zero coupon and deferred interest securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par value. The discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. A pay-in-kind bond pays interest during the initial few years in additional bonds rather than in cash. Later the bond may pay cash interest. Pay-in-kind bonds are typically callable at about the time they begin paying cash interest. The market prices of zero coupon and deferred interest securities generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.

          The risks associated with lower-rated debt securities apply to these securities. Zero coupon and pay-in-kind securities are also subject to the risk that in the event of a default, the Fund may realize no return on its investment, because these securities do not pay cash interest.

RISKS OF INVESTING IN DEBT SECURITIES

          There are a number of risks generally associated with an investment in debt securities (including convertible securities). Yields on short-, intermediate-, and long-term securities depend on a variety of factors, including the general condition of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the rating of the issue. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with short maturities and lower yields.

          Debt obligations that are deemed investment grade carry a rating of at least Baa from Moody's or BBB from Standard and Poor's, or a comparable rating from another rating agency or, if not rated by an agency, are determined by the adviser or sub-adviser to be of comparable quality. Bonds rated Baa or BBB have speculative characteristics and changes in economic circumstances are more likely to lead to a weakened capacity to make interest and principal payments than higher-rated bonds.

OTHER INSTRUMENTS

BORROWING

          The Fund may borrow from banks. If the Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage. Under the 1940 Act, the Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund's holdings may be disadvantageous from an investment standpoint.

          When the Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the Fund makes additional investments while borrowings are outstanding, this may be construed as a form of leverage.

          Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Fund's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

LENDING OF PORTFOLIO SECURITIES

          In order to generate additional income, the Fund may lend portfolio securities to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities provided that the value of the loaned securities does not exceed 33 1/3% of the Fund's total assets. No lending may be made with any companies affiliated with the adviser. These loans earn income for the Fund and are collateralized by cash, securities or letters of credit. The Fund might experience a loss if the financial institution defaults on the loan. The Fund seek to mitigate this risk through contracted indemnification upon default.

          The borrower at all times during the loan must maintain with the Fund cash or cash equivalent collateral or provide to the Fund an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Fund any interest paid on such securities, and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. Loans are subject to termination at the option of the Fund or the borrower at any time. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund. When the Fund lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities. The Fund could incur losses in connection with the investment of such cash collateral.

OTHER INVESTMENT COMPANIES

          An Investment Company is a company engaged in the business of pooling investors' money and trading in securities for them. Examples include face-amount certificate companies, unit investment trusts and management companies. When the Fund invests in other investment companies, shareholders of the Fund bear their proportionate share of the underlying investment companies fees and expenses.

          The Fund may invest up to 10% of its assets in other investment companies. The Fund may also make indirect foreign investments through other investment companies that have comparable investment objectives and policies. In addition to the advisory and operational fees the Fund bears directly in connection with its own operation, the Fund would also bear its pro rata portions of each other investment company's advisory and operational expenses. When the Fund invests in other investment companies, you indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.

          EXCHANGE TRADED FUNDS("ETFs") - ETFs are passively managed investment companies traded on a securities exchange whose goal is to track or replicate a desired index. ETFs are traded on exchanges similar to a publicily traded company. Similarly, the risks and costs are similar to those of a publicly-traded company. The goal of an ETF is to correspond generally to the price and yield performance, before fees and expenses of its underlying index. The risk of not correlating to the index is an additional risk to the investors of ETFs. Because ETFs trade on an exchange, they may not trade at net asset value ("NAV"). Sometimes, the prices of ETFs may vary significantly from the NAVs of the ETF's underlying securities. Additionally, if the Fund elects to redeem its ETF shares rather than selling them on the secondary market, the Fund may receive the underlying securities which it must then sell in order to obtain cash. Additionally, shareholders of the Fund may pay a proportionate share of the expenses of the ETF in addition to the expenses of the Fund.

          HOLDING COMPANY DEPOSITARY RECEIPTS ("HOLDRs") - HOLDRs are trust-issued receipts that represent the Fund's beneficial ownership of a specific group of stocks. HOLDRs involve risks similar to the risks of investing in common stock. For example, the Fund's investments will decline in value if the underlying stocks decline in value. Because HOLDRs are not subject to concentration limits, the relative weight of an individual stock may increase substantially, causing the HOLDRs to be less diverse and creating more risk.

PRIVATE FUNDS

          U.S. or foreign private limited partnerships or other investment funds, which are referred to as private funds ("Private Funds"). Investments in Private Funds may be highly speculative and volatile. Because Private Funds generally are investment companies for purposes of the 1940 Act, the Fund's ability to invest in them will be limited. In addition, Fund shareholders will remain subject to the Fund's expenses while also bearing their PRO RATA share of the operating expenses of the Private Funds. The ability of the Fund to dispose of interests in Private Funds is very limited and involves risks, including loss of the Fund's entire investment in the Private Fund.


          Private investment funds include a variety of pooled investments. Generally, these pooled investments are structured as a trust, a special purpose vehicle, and are exempted from registration under the 1940 Act. As an investor, the Fund owns a proportionate share of the trust. Typically, the trust does not employ a professional investment manager. Instead, the pooled investment tracks some index by investing in the issuers or securities that comprise the index. The Fund receives a stream of cash flows in the form of interest payments from the underlying assets or the proceeds from the sale of the underlying assets in the event those underlying assets are sold. However, some pooled investments may not dispose of the underlying securities regardless of the adverse events affecting the issuers depending on the investment strategy utilized. In this type of strategy, the pooled investment continues to hold the underlying securities as long as the issuers or securities remain members of the tracked index.


          The pooled investments allow the Fund to synchronize the receipt of interest and principal payments and also, diversify some of the risks involved with investing in fixed-income securities. Because the trust holds securities of many issuers, the default of a few issuers would not impact the Fund significantly. However, the Fund bears any expenses incurred by the trust. In addition, the Fund assumes the liquidity risks generally associated the privately offered pooled investments.


          Pooled investments that are structured as a trust contain many similarities to Private Funds that are structured as limited partnerships. The primary difference between the trust and the limited partnership structure is the redemption of the ownership interests. Typically, the ownership interests in a typical Private Fund are redeemable only by the general partners and thus, are restricted from transferring from one party to another. Conversely, the ownership interests in the trust are generally not redeemable by the trust, except under certain circumstances, and are transferable among the general public for publicly offered securities and "qualified purchasers" or "qualified institutional buyers" for privately offered securities.

          The Fund cannot assure that it can achieve better results by investing in a pooled investment versus investing directly in the individual underlying assets.


          Private investment funds also include investments certain structured securities. Structured securities include notes, bonds or debentures that provide for the payment of principal of, and/or interest in, amounts determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of structured securities may provide that under certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Fund's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference. Consequently, leveraged structured securities entail a greater degree of market risk than other types of debt obligations. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex fixed-income investments.

RESTRICTED AND ILLIQUID SECURITIES

          Generally, a security is considered illiquid if it cannot be disposed of within seven days. Its illiquidity might prevent the sale of such a security at a time when the adviser or sub-adviser might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Fund could realize upon disposition.

          Because of the nature of these securities, a considerable period of time may elapse between the Fund's decision to dispose of these securities and the time when the Fund is able to dispose of them, during which time the value of the securities could decline. The expenses of registering restricted securities (excluding securities that may be resold by pursuant to Rule 144A) may be negotiated at the time such securities are purchased by the Fund. When registration is required before the securities may be resold, a considerable period may elapse between the decision to sell the securities and the time when the Fund would be permitted to sell them. Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Fund may also acquire securities through private placements. Such securities may have contractual restrictions on their resale, which might prevent their resale by the Fund at a time when such resale would be desirable. Securities that are not readily marketable will be valued by the Fund in good faith pursuant to procedures adopted by the Company's Board of Directors.

          Restricted securities, including private placements, are subject to legal or contractual restrictions on resale. They can be eligible for purchase without SEC registration by certain institutional investors known as "qualified institutional buyers," and under the Fund's procedures, restricted securities could be treated as liquid. However, some restricted securities may be illiquid and restricted securities that are treated as liquid could be less liquid than registered securities traded on established secondary markets.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS

          Reverse repurchase agreement transactions involve the sale of U.S. government securities held by the Fund, with an agreement that the Fund will repurchase such securities at an agreed upon price and date. This process involves the lending of specific securities to pre-approved counterparties, broker dealers, and the receipt of cash in return for a set period of time-thirty to sixty days is generally the term of any transaction. By convention, 102% worth of securities is placed as collateral with the counterparty; however, that is negotiable and may vary depending on the type of collateral employed. More volatile securities may require higher collateral. The Fund may employ reverse repurchase agreements when necessary to meet unanticipated net redemptions so as to avoid liquidating other portfolio investments during unfavorable market conditions or when dollar rolls become uneconomic. Reverse repurchase agreements alleviate the need to liquidate the short-term assets associated with the proceeds of dollar roll transactions. The liquidation of carefully tailored short-term securities component of the Fund is not cost-effective for shareholders; moreover, the reconstruction of that short-term component at a later date is also not cost-effective. At the time it enters into a reverse repurchase agreement, the Fund will place in a segregated custodial account cash and/or liquid assets having a dollar value equal to the repurchase price. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Reverse repurchase agreements, together with other permitted borrowings, may constitute up to 33 1/3% of the Fund's total assets. Under the 1940 Act, the Fund is required to maintain continuous asset coverage of 300% with respect to borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund's holdings may be disadvantageous from an investment standpoint. However, the Fund may segregate its assets to cover the commitment under a reverse repurchase agreement, dollar roll transaction, or any other transactions that may five rise to "senior security," as defined by the 1940 Act; as a result, the Fund will not be subject to the 300% asset coverage requirement. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Fund's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

          In order to enhance portfolio returns and manage prepayment risks, the Fund may engage in dollar roll transactions with respect to mortgage securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage security held in the portfolio to a financial institutional such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the sold security. When the Fund enters into a dollar roll transaction, cash and/or liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be repurchased, are segregated with its custodian at the trade date. These securities are marked daily and are maintained until the transaction is settled.

          Whether a reverse repurchase agreement or dollar-roll transaction produces a gain for the Fund depends upon the "costs of the agreements" (e.g., a function of the difference between the amount received upon the sale of its securities and the amount to be spent upon the purchase of the same or "substantially the same" security) and the income and gains of the securities purchased with the proceeds received from the sale of the mortgage security. If the income and gains on the securities purchased with the proceeds of the agreements exceed the costs of the agreements, then the Fund's net asset value will increase faster than otherwise would be the case; conversely, if the income and gains on such securities purchased fail to exceed the costs of the structure, net asset value will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar-roll transactions, as leveraging techniques, may increase the Fund's yield in the manner described above; however, such transactions also increase the Fund's risk to capital and may result in a shareholder's loss of principal.

TO BE ANNOUNCED SALE COMMITMENTS

          To Be Announced ("TBA") sale commitments are sale commitments wherein the unit price and the estimated principal amount are established upon entering into the contract, with the actual principal amount being within a specified range of the estimate. The Fund will enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, the Fund will maintain, in a segregated account, cash or marketable securities in an amount sufficient to meet the purchase price. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Fund delivers securities under the commitment, the Fund realizes a gain or loss from the sale of the securities, based upon the unit price established at the date the commitment was entered into.

TECHNIQUES

TEMPORARY DEFENSIVE POSITIONS

     The Fund may invest in short-term, high-quality debt instruments and in U.S. government securities for the following purposes: (i) to meet anticipated day-to-day operating expenses; (ii) to invest cash flow pending the adviser's or sub-adviser's determination to do so within the investment guidelines and policies of the Fund; (iii) to permit the Fund to meet redemption requests; and
(iv) to take a temporary defensive position. Although it is expected that the Fund will normally be invested consistent with its investment objectives and policies, the short-term instruments in which the Fund may invest for temporary defensive purposes include (i) short-term obligations of the U.S. Government and its agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities; (iii) commercial paper, including master notes; (iv) bank obligations, including certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements. The Fund will invest in short-term instruments that do not have a maturity of greater than one year.

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSATIONS

     In order to secure prices or yields deemed advantageous at the time the Fund may purchase or sell securities on a when-issued or a delayed-delivery basis generally 15 to 45 days after the commitment is made. The Fund may also enter into forward commitments. The Fund will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by, and no interest accrues to, the Fund prior to the actual delivery or payment by the other party to the transaction. Due to fluctuations in the value of securities purchased on a when-issued or a delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. Similarly, the sale of securities for delayed-delivery can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself. The Fund will establish a segregated account with the Custodian consisting of cash and/or liquid assets in an amount equal to the amount of its when-issued and delayed-delivery commitments which will be "marked-to-market" daily. The Fund will only make commitments to purchase such securities with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if deemed an advisable investment strategy. In these cases, the Fund may realize a capital gain or loss. When the Fund engages in when-issued, forward commitment, and delayed delivery transactions, it relies on the other party to consummate the trade. Failure to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

     When the time comes to pay for the securities acquired on a delayed delivery basis, the Fund will meet its obligations from the available cash flow, sale of the securities held in the segregated account, sale of other securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). Depending on market conditions, the Fund could experience fluctuations in share price as a result of delayed-delivery or when-issued purchases.

MATURITY POLICIES

     The average dollar-weighted maturity of securities in the Fund's portfolio will not exceed ninety days. In addition, all investments in the Fund's portfolio will have a maturity at the time of purchase, as defined under the federal securities laws, of 397 calendar days or less.

                FUNDAMENTAL INVESTMENT RESTRICTIONS AND POLICIES

          All percentage limitations set forth below apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations will not require elimination of any security from the relevant portfolio.

          The investment objective of the Fund is fundamental. The Fund has adopted certain investment restrictions of the Fund as fundamental policies that cannot be charged without the approval of the holders of a "majority" of the Fund's outstanding voting securities as that term is defined in the 1940 Act. The term "majority" is defined as the lesser of (1) 67% or more of the Fund's shares present at a shareholders' meeting of which the holders of more than 50% of the shares are present in person or by proxy; or (2) more than 50% of the outstanding voting securities.

          As a matter of fundamental policy, the Fund will not:

     1.) Hold more than 5% of the value of its total assets in the securities of any one issuer or hold more than 10% of the outstanding voting securities of any one issuer. This restriction applies only to 75% of the value of the Fund's total assets. Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities are excluded from this restriction;

     2.) Concentrate its investments in any one industry, although the Fund may invest up to 25% of its total assets in securities issued by companies principally engaged in any one industry. For purposes of this restriction, finance companies will be classified as separate industries according to the end user of their services, such as automobile finance, computer finance and consumer finance. This limitation will not apply to the Fund's investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

          Additionally, the Fund's investments in the following shall not be subject to the 25% limitation: securities invested in, or repurchase agreements for, U.S. government securities, certificates of deposit, bankers' acceptances, and securities of banks;

     3.) Make loans, except that, to the extent appropriate under its investment program, the Fund may (i) purchase bonds, debentures or other debt instruments, including short-term obligations; (ii) enter into repurchase transactions; and (iii) lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Fund's total assets;

     4.)  Issue any senior security (as defined in the 1940 Act), except that
          (i) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including reverse repurchase agreements, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (ii) the Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, interpretations of the 1940 Act or an exemptive order; (iii) the purchase or sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; and (iv) subject to certain fundamental restrictions set forth below, the Fund may borrow money as authorized by the 1940 Act;

     5.) Purchase real estate, interests in real estate or real estate limited partnership interests except that: (i) to the extent appropriate under its investment program, the Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein; or (ii) the Fund may acquire real estate as a result of ownership of securities or other interests (this could occur for example if the Fund holds a security that is collateralized by an interest in real estate and the security defaults);

     6.) Invest in commodity contracts, except that the Fund may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities; and may enter into forward currency contracts;

     7.) Borrow money, except that (i) the Fund may enter into commitments to purchase securities in accordance with that Fund's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (ii) for temporary emergency purposes, the Fund may borrow money in amounts not exceeding 5% of the value of its total assets at the time the loan is made; and

     8.) Act as an underwriter of securities, except to the extent that, in connection with the disposition of portfolio securities by the Fund, the Fund may be deemed to be an underwriter under the provisions of the Securities Act of 1933, as amended, ("1933 Act").

          The Board has adopted the following other investment restrictions which may be changed by the Board and without shareholder vote. The Fund:

     1.) Will not invest more than 25% of its total assets in securities or obligations of foreign issuers, including marketable securities of, or guaranteed by, foreign governments (or any instrumentality or subdivision thereof). The Fund may only purchase foreign securities or obligations that are U.S.-dollar denominated;

     2.) Will not invest in companies for the purpose of exercising control or management;

     3.) Will not purchase interests in oil, gas or other mineral exploration programs; however, this limitation will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas, or other minerals;

     4.) Will not invest more than 10% of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A, or securities offered pursuant to Section 4(2) of the 1933 Act, shall not be deemed illiquid solely by reason of being unregistered. The Fund's adviser or sub-adviser shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors; and

          Where the Fund's investment objective or policy restricts it to holding or investing a specified percentage of its assets in any type of instrument, that percentage is measured at the time of purchase. There will be no violation of any investment policy or restriction if that restriction is complied with at the time the relevant action is taken, notwithstanding a later change in the market value of an investment, in net or total assets, in the securities rating of the investment or any other change. ING IM believes that the industry characteristics it has selected are reasonable and not so broad that the primary economic characteristics of the companies in a single class are materially different. Industry classifications may be changed from time to time to reflect changes in the market place.

          The Fund will invest at least 95% of its total assets in high-quality securities. High-quality securities are those receiving the highest short-term credit rating by any two nationally recognized statistical rating organizations (or one, if only one rating organization has rated the security) and meet certain other conditions of Rule 2a-7 under the 1940 Act. High-quality securities may also include unrated securities if ING IM determines the security to be of comparable quality.

          The remainder of the Fund's assets will be invested in securities rated within the two highest short term rating categories by any two nationally recognized statistical rating organizations (or one, if only one rating organization has rated the security) and unrated securities if adviser or sub-adviser determines the security to be of comparable quality. With respect to this group of securities, the Fund generally may not invest more than 1% of the market value of its total assets or $1 million, whichever is greater, in the securities or obligations of a single issuer.

                  DISCLOSURE OF THE FUND'S PORTFOLIO SECURITIES

          The Fund is required to file its complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with the Fund's annual and semi-annual shareholder reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters.

          In addition, the Fund posts its portfolio holdings schedule on ING's website on a calendar-quarter basis and it is available on the first day of the second month of the next quarter. The portfolio holdings schedule is as of the last day of the preceding quarter-end (e.G., the Fund will post the quarter-ending June 30 holdings on August 1).

          The Fund also compiles a list composed of its ten largest holdings ("Top Ten"). This information is produced monthly, and is made available on ING's website, on the tenth day of each month. The Top Ten holdings information is as of the last day of the previous month.

          Investors (both individual and institutional), financial intermediaries that distribute the Fund's shares and most third parties may receive the Fund's annual or semi-annual shareholder reports, or view on ING's website, the Fund's portfolio holdings schedule. The Top Ten list also is provided in quarterly Fund descriptions that are included in the offering materials of variable life insurance products and variable annuity contracts.

          Other than in regulatory filings or on ING's website, the Fund may provide its portfolio holdings to certain unaffiliated third parties and affiliates when the Fund has a legitimate business purpose for doing so. Unless otherwise noted below, the Fund's disclosure of its portfolio holdings will be on an as-needed basis, with no lag time between the date of which the information is requested and the date the information is provided. Specifically, the Fund's disclosure of its portfolio holdings may include disclosure:

     _ To the Fund's independent registered public accounting firm, named herein, for use in providing audit opinions;


     _ To financial printers for the purpose of preparing Fund regulatory filings;

     _    For the purpose of due diligence regarding a merger or acquisition;

     _ To a new adviser or sub-adviser prior to the commencement of its management of the Fund;

     _ To rating and ranking agencies such as Bloomberg, Morningstar, Lipper and Standard & Poor's, such agencies may receive more raw data from the Fund than is posted on the Fund's website;


     _ To consultants for use in providing asset allocation advice in connection with investments by affiliated funds-of-funds in the Fund;

     _ To service providers, such as proxy voting and class action services providers, on a daily basis, in connection with their providing services benefiting the Fund;

     _ To a third party for purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Fund shareholders; or

     _ To certain third parties, on a weekly basis with no lag time, that have financed a Fund's Class B shares.

          In all instances of such disclosure the receiving party, by agreement, is subject to a duty of confidentiality, including a duty not to trade on such information.


          The Fund's Board has adopted policies and procedures ("Policies") designed to ensure that disclosure of information regarding the Fund's portfolio securities is in the best interests of Fund shareholders, including procedures to address conflicts between the interests of the Fund's shareholders, on the one hand, and those of a Fund's adviser, sub-adviser, principal underwriter or any affiliated person of the Fund, its adviser, or its principal underwriter, on the other. Such Policies authorize the Fund's administrator to implement the Board's Policies and direct the administrator to document the expected benefit to shareholders. Among other considerations, the administrator is directed to consider whether such disclosure may create an advantage for the recipient or its affiliates or their clients over that of the Fund's shareholders. Similarly, the administrator is directed to consider, among other things, whether the disclosure of portfolio holdings creates a conflict between the interests of shareholders and the interests of the adviser, sub-advisers, principal underwriter and their affiliates. The Board has authorized the senior officers of the Fund's Administrator to authorize the release of the Fund's portfolio holdings, as necessary, in conformity with the foregoing principles and to monitor for compliance with the Policies. The Fund's administrator reports quarterly to the Board regarding the implementation of the Policies.

          The Fund has the following ongoing arrangements with certain third parties to provide a Fund's full portfolio holdings:


                                                      TIME LAG BETWEEN DATE OF
                                                        INFORMATION AND DATE
PARTY                         PURPOSE      FREQUENCY    INFORMATION RELEASED
------------------------------------------------------------------------------
Societe Generale           Class B shares  Weekly               None
Constellation              financing
Institutional Shareholder  Proxy Voting    Daily                None
Services, Inc.             & Class Action
                           Services
Charles River Development  Compliance      Daily                None


          All of the arrangements in the table above are subject to the Policies adopted by the Board to ensure such disclosure is for a legitimate business purpose and is in the best interests of the Fund and its shareholders The Funds' Board must approve any material change to the Policies. The Policies may not be waived, or exceptions made, without the consent of ING's Legal Department. All waivers and exceptions involving the Fund will be disclosed to the Fund's Board no later than its next regularly scheduled quarterly meeting. No compensation or other consideration may be received by the Fund, the adviser, or any other party in connection with the disclosure of portfolio holdings in accordance with the Policies.

                            MANAGEMENT OF THE COMPANY

DIRECTORS AND OFFICERS

Set forth in the table below is information about each Director of Company.



                                                                                                     NUMBER
                                                                                                       OF
                                                                                                  PORTFOLIOS
                                POSITION(S)                                                            IN
                                    HELD                                                              FUND
                                    WITH                                                            COMPLEX
                                    EACH      TERM OF OFFICE                                        OVERSEEN        OTHER BOARD
                                  COMPANY/    AND LENGTH OF   PRINCIPAL OCCUPATION(S) DURING THE       BY       MEMBERSHIPS HELD BY
     NAME, ADDRESS AND AGE         TRUST      TIME SERVED(1)             PAST 5 YEARS             DIRECTOR(2)         DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
J. SCOTT FOX(3)                 Director     December 1997 -  Vice Chairman and Chief Operating       |_|      IFC Financial
7337 East Doubletree Ranch Rd.               Present          Officer, ING Investment                          Networks (January
Scottsdale, Arizona 85258                                     Management, LLC (September 2002 -                2001 - April 2004).
Age: 51                                                       Present); President and Chief
                                                              Executive Officer (April 2001 -
                                                              Present); Managing Director and
                                                              Chief Operating Officer, ING
                                                              Investment Management Co. (April
                                                              1994 - April 2001).

THOMAS J. MCINERNEY(4)(5)(6)
7337 East Doubletree Ranch Rd.  Director     February 2002 -  Chief Executive Officer, ING U.S.       |_|      Equitable Life
Scottsdale, Arizona 85258                    Present          Financial Services (January 2005 -               Insurance Co., Golden
Age: 49                                                       Present); General Manager and                    American Life
                                                              Chief Executive Officer, US                      Insurance Co., Life
                                                              Financial Services (December                     Insurance Company of
                                                              2003-December 2004); Chief                       Georgia, Midwestern
                                                              Executive Officer, ING US                        United Life Insurance
                                                              Financial Serivces (September                    Co., ReliaStar Life
                                                              2001-December 2003); and General                 Insurance Co.,
                                                              Manager and Chief Executive                      Security Life of
                                                              Officer, US Worksite Financial                   Denver, Security
                                                              Services (December 2000 -                        Connecticut Life
                                                              September 2001).                                 Insurance Co.,
                                                                                                               Southland Life
                                                                                                               Insurance Co., USG
                                                                                                               Annuity and Life
                                                                                                               Company, and United
                                                                                                               Life and Annuity
                                                                                                               Insurance Co. Inc;
                                                                                                               Ameribest Life
                                                                                                               Insurance Co.; First
                                                                                                               Columbine Life
                                                                                                               Insurance Co.; and
                                                                                                               Metro Atlanta Chamber
                                                                                                               of Commerce (January
                                                                                                               2003 - Present).

DIRECTORS WHO ARE NOT "INTERESTED PERSONS"

ALBERT E. DEPRINCE, JR.         Director     June 1998 -      Professor of Economics and              |_|      President - Elect,
7337 East Doubletree Ranch Rd.               Present          Finance, Middle Tennessee State                  Academy of Economics
Scottsdale, Arizona 85258                                     University (August 1991- Present);               and Finance (February
Age: 65                                                       Director, Business and Economic                  2005 - Present).
                                                              Research Center (August 1999 -
                                                              August 2002).

MARIA TERESA FIGHETTI           Director     April 1994 -     Retired. Formerly, Attorney, New        |_|      None.
7337 East Doubletree Ranch Rd.               Present          York City Department of Mental
Scottsdale, Arizona 85258                                     Health (June 1973 - October 2002)
Age: 62                                                       and Associate Commissioner (1995 -
                                                              2002).

SIDNEY KOCH                     Director     April 1994 -     Self-Employed Consultant (January       |_|      None.
7337 East Doubletree Ranch Rd.               Present          1993 - Present).

                                                                                                     NUMBER
                                                                                                       OF
                                                                                                  PORTFOLIOS
                                POSITION(S)                                                            IN
                                    HELD                                                              FUND
                                    WITH                                                            COMPLEX
                                    EACH      TERM OF OFFICE                                        OVERSEEN        OTHER BOARD
                                  COMPANY/    AND LENGTH OF   PRINCIPAL OCCUPATION(S) DURING THE       BY       MEMBERSHIPS HELD BY
     NAME, ADDRESS AND AGE         TRUST      TIME SERVED(1)             PAST 5 YEARS             DIRECTOR(2)         DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
Scottsdale, Arizona 85258
Age: 71

DR. CORINE T. NORGAARD          Director     June 1991-       Retired. Formerly, President,           |_|      Mass Mutual Corporate
7337 East Doubletree Ranch Rd.               Present          Thompson Enterprises (September                  Investors (April 1997
Scottsdale, Arizona 85258                                     2004 - September 2005); and Dean                 - Present); Mass
Age: 68                                                       of the Barney School of Business,                Mutual MML Series II
                                                              University of Hartford (August                   (April 2005 -
                                                              1996 - June 2004).                               Present); and Member
                                                                                                               Board of Directors,
                                                                                                               CT Health Foundation
                                                                                                               (2002 - Present).

EDWARD T. O'DELL                Director     June 2002 -      Retired. Formerly, Partner of           |_|      None.
7337 East Doubletree Ranch Rd.               Present          Goodwin Procter LLP (June 1966 -
Scottsdale, Arizona 85258                                     September 2000).
Age: 70

JOSEPH E. OBERMEYER             Director     January 2003 -   President, Obermeyer & Associates,      |_|      None.
7337 East Doubletree Ranch Rd.               Present          Inc. (November 1999 - Present).
Scottsdale, Arizona 85258
Age: 48


(1)  Directors serve until their successors are duly elected and qualified.

(2) For the purposes of this table, "Fund Complex" means the following investment companies: ING VP Balanced Portfolio, Inc.; ING Strategic Allocation Portfolio, Inc.; ING GET Funds; ING VP Intermediate Bond Portfolio; ING VP Money Market Portfolio; ING Variable Funds, Inc.; ING Variable Portfolios, Inc.; and ING Series Fund, Inc.

(3) Mr. Fox is an "interested person", as defined by the 1940 Act, because of his relationship with ING Investment Management Co., an affiliate of ING Investments, LLC.


(4) Mr. McInerney is an "interested person", as defined by the 1940 Act, because of his relationship with ING Groep, N.V., the parent corporation of the adviser, ING Investments, LLC and the distributor, ING Funds Distributor, LLC.

(5) Mr. McInerney is also a director of the following investment companies: ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Equity Dividend and Premium Opportunity Fund; ING Investment Funds, Inc.; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Prime Rate Trust; ING Senior Income Fund; ING Variable Insurance Trust; ING Variable Products Trust; ING Emerging Markets Fund, Inc.; ING VP Natural Resources Trust; USLICO Series Fund, and ING Partners, Inc. therefore, for the purposes of this table with reference to Mr. McInerney, "Fund Complex" includes these investment companies.

(6)  As of April 28, 2006, Mr. McInerney is no longer a member of the Board.

          OFFICERS

          Information about the Company's/Trust's officers are set forth in the table below:


                                 POSITION HELD WITH THE     TERM OF OFFICE AND LENGTH   PRINCIPAL OCCUPATION(S) DURING THE LAST
NAME, ADDRESS AND AGE            COMPANY/TRUST              OF TIME SERVED (1)          FIVE YEARS
-------------------------------------------------------------------------------------------------------------------------------
JAMES M. HENNESSY                President and Chief        March 2002 - Present        President and Chief Executive Officer,
7337 East Doubletree Ranch Rd.   Executive                                              ING Investments, LLC (2) (December 2000
Scottsdale, Arizona 85258        Officer                                                - Present). Formerly, Chief Operating
Age: 57                                                                                 Officer, ING Investments, LLC(2)
                                                                                        (December 2000 - March 2006); and
                                                                                        Senior Executive Vice President and
                                                                                        Chief Operating Officer, ING
                                                                                        Investments, LLC (2) (April 1995 -
                                                                                        December 2000).

MICHAEL J. ROLAND                Executive Vice President   April 2002 - Present        Executive Vice President (December 2001
7337 East Doubletree Ranch Rd.                                                          - Present) and Chief Compliance Officer
Scottsdale, Arizona 85258                                                               (October 2004 - Present), ING
Age: 47                                                                                 Investments, LLC (2). Formerly, Chief
                                                                                        Financial Officer and Treasurer, ING
                                                                                        Investments, LLC (2) (December 2001 -
                                                                                        March 2005); and Senior Vice President,
                                                                                        ING Investments, LLC (2) (June 1998 -
                                                                                        December 2001).

STANLEY D. VYNER                 Executive Vice President   March 2002 - Present        Executive Vice President, ING
7337 East Doubletree Ranch Rd.                                                          Investments, LLC (2) (July 2000 -
Scottsdale, Arizona 85258                                                               Present) and Chief Investment Risk
Age: 55                                                                                 Officer (January 2003 - Present);
                                                                                        Formerly, Chief Investment Officer of
                                                                                        the International Portfolios, ING
                                                                                        Investments, LLC (2) (August 2000 -
                                                                                        January 2003); and, Chief Executive
                                                                                        Officer, ING Investments, LLC (2)
                                                                                        (August 1996 - August 2000).

JOSEPH M. O'DONNELL              Chief Compliance           November 2004 - Present     Chief Compliance Officer of the ING
7337 East Doubletree Ranch Rd.   Officer; Executive Vice    March 2006 - Present        Funds (November 2004 - Present) and ING
Scottsdale, Arizona 85258        President                                              Investments, LLC and Directed Services,
Age: 51                                                                                 Inc. (January 2006 - Present).
                                                                                        Formerly, Vice President, Chief Legal
                                                                                        Counsel, Chief Compliance Officer and
                                                                                        Secretary of Atlas Securities, Inc.,
                                                                                        Atlas Advisers, Inc. and Atlas Funds
                                                                                        (October 2001 - October 2004);

                                 POSITION HELD WITH THE     TERM OF OFFICE AND LENGTH   PRINCIPAL OCCUPATION(S) DURING THE LAST
NAME, ADDRESS AND AGE            COMPANY/TRUST              OF TIME SERVED (1)          FIVE YEARS
-------------------------------------------------------------------------------------------------------------------------------
                                                                                        and Chief Operating Officer and General
                                                                                        Counsel of Matthews International
                                                                                        Capital Management LLC and Vice
                                                                                        President and Secretary of Matthews
                                                                                        International Funds (August 1999 - May
                                                                                        2001).

TODD MODIC                       Senior Vice President,     March 2005 - Present        Senior Vice President, ING Funds
7337 East Doubletree Ranch Rd.   Chief/Principal                                        Services, LLC (3) (April 2005 -
Scottsdale, Arizona 85258        Financial Officer and                                  Present). Formerly, Vice President, ING
Age: 38                          Assistant Secretary                                    Funds Services, LLC (3) (September 2002
                                                                                        - March 2005); Director of Financial
                                                                                        Reporting, ING Investments, LLC (2)
                                                                                        (March 2001 - September 2002).

ROBERT S. NAKA                   Executive Vice             March 2006 - Present        Executive Vice President and Chief
7337 East Doubletree Ranch Rd.   President, Chief                                       Operating Officer, ING Funds Services,
Scottsdale, Arizona 85258        Operating Officer, and                                 LLC(3) and ING Investments, LLC(2)
Age: 42                          Assistant Secretary                                    (March 2006 - Present). Formerly,
                                                                                        Senior Vice President, ING Funds
                                                                                        Services, LLC, (3) (August 1999 -
                                                                                        October 2001); and Assistant Secretary,
                                                                                        ING Fund Services, LLC (3) (October
                                                                                        2001 - Present).

KIMBERLY A. ANDERSON             Senior Vice President      December 2003 - Present     Senior Vice President, ING Investments,
7337 East Doubletree Ranch Rd.                                                          LLC (2) (October 2003 - Present).
Scottsdale, Arizona 85258                                                               Formerly, Vice President and Assistant
Age: 41                                                                                 Secretary, ING Investments, LLC (2)
                                                                                        (October 2001 - October 2003);
                                                                                        Assistant Vice President, ING Funds
                                                                                        Services, LLC (3) (November 1999 -
                                                                                        January 2001).

ROBYN L. ICHILOV                 Vice President and         March 2002 - Present        Vice President, ING Funds Services, LLC
7337 East Doubletree Ranch Rd.   Treasurer                                              (3) (October 2001 - Present) and ING
Scottsdale, Arizona 85258                                                               Investments, LLC (2) (August 1997 -
Age: 38                                                                                 Present).

LAUREN D. BENSINGER              Vice President             March 2003- Present         Vice President and Chief Compliance
7337 East Doubletree Ranch Rd.                                                          Officer, ING Funds Distributor, LLC (4)
Scottsdale, Arizona 85258                                                               (July 1995 - Present); Vice President,
Age: 52                                                                                 ING Investments, LLC (2) (February 2003
                                                                                        - Present) and Director of Compliance,
                                                                                        ING Investments, LLC(2) (October 2004 -
                                                                                        Present). Formerly, Chief Compliance
                                                                                        Officer, ING Investments, LLC (2)
                                                                                        (October 2001 - October 2004).

MARIA M. ANDERSON                Vice President             September 2004 - Present    Vice President, ING Funds Services, LLC
7337 East Doubletree Ranch Rd.                                                          (3) (September 2004 - Present).
Scottsdale, Arizona 85258                                                               Formerly, Assistant Vice President, ING
Age: 47                                                                                 Funds Services, LLC (3) (October 2001 -
                                                                                        September 2004); and Manager of Fund
                                                                                        Accounting and Fund Compliance, ING
                                                                                        Investments, LLC (2) (September 1999 -
                                                                                        October 2001).

MARY A. GASTON                   Vice President             March 2005 - Present        Vice President, ING Funds Services, LLC
7337 East Doubletree Ranch Rd.                                                          (3) (April 2005 - Present). Formerly,
Scottsdale, Arizona 85258                                                               Assistant Vice President, Financial
Age: 40                                                                                 Reporting, ING Investments, LLC (2)
                                                                                        (April 2004 - April 2005); Manager,
                                                                                        Financial Reporting, ING Investments,
                                                                                        LLC (2) (August 2002 - April 2004); and
                                                                                        Controller, Z Seven Fund, Inc. and
                                                                                        Ziskin Asset Management, Inc. (January
                                                                                        2000 - March 2002).

KIMBERLY K. PALMER               Vice President             March 2006 - Present        Vice President, ING Funds Services, LLC
7337 East Doubletree Ranch Rd.                                                          (3) (August 2004 - Present). Formerly,
Scottsdale, Arizona 85258                                                               Assistant Vice President, ING Funds
Age: 49                                                                                 Services, LLC (3) (August 2004 -
                                                                                        Present); Manager, Registration
                                                                                        Statements, ING Funds Services, LLC (3)
                                                                                        (May 2003 - August 2004); Associate
                                                                                        Partner, AMVESCAP PLC (October 2000 -
                                                                                        May 2003); and Director of Federal
                                                                                        Filings and Blue Sky Filings, INVESCO
                                                                                        Funds Group, Inc. (March 1994 - May
                                                                                        2003).

SUSAN P. KINENS                  Assistant Vice President   March 2003 - Present        Assistant Vice President, ING Funds
7337 East Doubletree Ranch Rd.                                                          Services, LLC (3) (December 2002 -
                                                                                        Present); and has held various other
                                                                                        positions with ING Funds Services, LLC
                                                                                        (3) for more than

                                 POSITION HELD WITH THE     TERM OF OFFICE AND LENGTH   PRINCIPAL OCCUPATION(S) DURING THE LAST
NAME, ADDRESS AND AGE            COMPANY/TRUST              OF TIME SERVED (1)          FIVE YEARS
-------------------------------------------------------------------------------------------------------------------------------
Scottsdale, Arizona 85258                                                               the last five years.
AGE: 29

THERESA K. KELETY                Secretary                  September 2003 - Present    Counsel, ING Americas, U.S. Legal
7337 East Doubletree Ranch Rd.                                                          Services (April 2003 - Present).
Scottsdale, Arizona 85258                                                               Formerly, Senior Associate with
AGE: 43                                                                                 Shearman & Sterling (February 2000 -
                                                                                        April 2003).

HUEY P. FALGOUT, JR.             Assistant Secretary        September 2003- Present     Chief Counsel, ING Americas, U.S. Legal
7337 East Doubletree Ranch Rd.                                                          Services (September 2003 - Present).
Scottsdale, Arizona 85258                                                               Formerly, Counsel ING U.S. Legal
Age: 42                                                                                 Services (November 2002 - September
                                                                                        2003); and Associate General Counsel,
                                                                                        AIG American General (January 1999 -
                                                                                        November 2002).

ROBIN R. NESBITT                 Assistant Secretary        September 2004 - Present    Supervisor, Board Operations, ING Funds
7337 East Doubletree Ranch Rd.                                                          Services, LLC (3) (August 2003 -
Scottsdale, Arizona 85258                                                               Present). Formerly, Senior Legal
Age: 32                                                                                 Analyst, ING Funds Services, LLC (3)
                                                                                        (August 2002 - August 2003); Associate,
                                                                                        PricewaterhouseCoopers (January 2001 -
                                                                                        August 2001); and Paralegal, McManis,
                                                                                        Faulkner & Morgan (May 2000 - December
                                                                                        2000).



(1) The officers hold office until the next annual meeting of Trustees and until their successors shall have been elected and qualified.


(2) ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3) ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.


(4) ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities.

BOARD OF DIRECTORS ("THE BOARD")


          The Board governs the Fund and is responsible for protecting the interests of the shareholders. The Board is comprised of experienced executives who oversee ING Funds' activities, review contractual arrangements with companies that provide services to the Fund, and review the Fund's performance.

FREQUENCY OF BOARD MEETINGS

          The Board currently conducts regular meetings four (4) times a year. The Audit Committee also meets regularly four (4) times per year, and the remaining Committees meet as needed. In addition, the Board or the Committees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. Each committee listed below operates pursuant to a Charter approved by the Board.

BOARD COMMITTEES

          The Board has an Audit Committee whose functions include, among others, to meet with the independent registered public accounting firm of the Fund to review the scope of the Fund's audit, its financial statements and interim accounting controls, and to meet with management concerning these matters. The Audit Committee currently consists of Dr. DePrince, Ms. Fighetti, Mr. Koch, Dr. Norgaard, Mr. O'Dell, and Mr. Obermeyer (collectively the "Independent Directors"). Mr. Obermeyer currently serves as Chairperson and Dr. Norgaard currently serves as Vice Chairperson of the Committee. The Audit Committee held |_|meetings during the fiscal year ended March 31, 2006.

          The Board has formed a Contracts Committee whose function is to consider, evaluate and make recommendations to the full Board concerning contractual arrangements with service providers to the Fund and all other matters in which the adviser or any affiliated entity has an actual or potential conflict of interest. The Contracts Committee currently consists of Dr. DePrince, Ms. Fighetti, Mr. Koch, Dr. Norgaard, Mr. Obermeyer and Mr. O'Dell. Mr. Koch currently serves as Chairperson and Dr. DePrince currently serves as Vice Chairperson of the Committee. The Contract Committee held |_| meetings during the fiscal year ended March 31, 2006.

          The Board has established a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Director vacancies on the Board. The Nominating Committee currently consists of Dr. DePrince, Ms. Fighetti, Mr. Koch, Dr. Norgaard, Mr. Obermeyer and Mr. O'Dell. The Nominating Committee is willing to consider nominations for vacancies received from shareholders and will assess shareholders nominees in the same manner as it reviews its own nominees. Shareholders wishing to submit a nomination for director at an annual or special meeting of shareholders must provide such recommendation in a sufficiently timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to a Portfolio) in writing to the Nominating Committee, c/o the Secretary of the Portfolios, ING Variable Products Funds, 7337 Doubletree Ranch Road, Scottsdale, Arizona 85258. Any recommendation made by a shareholder must contain sufficient information for the Nominating Committee to make an assessment of the candidate's suitability for the position of Independent Director. The Nominating Committee held |_| meetings during the fiscal year ended March 31, 2006.

          The Board has established a Valuation Committee for the purpose of approving fair value determinations at the time they are being considered by management. The Valuation Committee currently consists of Mr. Koch, Dr. DePrince, Ms. Fighetti, Dr. Norgaard, Mr. Obermeyer and Mr. O'Dell. The Valuation Committee held |_| meetings during the fiscal year ended March 31, 2006.

          The Board has established a Compliance Committee for the purposes of
(1) providing oversight with respect to compliance by the Fund and their service providers with applicable laws, regulations and internal policies and procedures affecting the operations of the Fund and (2) to serve as a committee, and in such capacity to receive, retain and act upon reports of evidence of possible material violations of applicable United States federal or state securities laws and breaches of fiduciary duty arising under United States federal or state laws. The Compliance Committee currently consists of Dr. DePrince, Ms. Fighetti, Mr. Koch, Dr. Norgaard, Mr. Obermeyer and Mr. O'Dell. Dr. Norgaard currently serves as Chairperson of the Committee and Mr. O'Dell currently serves as Vice Chairperson. The Compliance Committee held |_| meetings during the fiscal year ended March 31, 2006.

DIRECTOR OWNERSHIP OF SECURITIES


Set forth below is the dollar range of equity securities owned by each Director as of December 31, 2005.



                                                                               AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                 SECURITIES IN ALL REGISTERED
                          DOLLAR RANGE OF EQUITY SECURITIES IN SERIES OF THE   INVESTMENT COMPANIES OVERSEEN BY
                                                COMPANY                        DIRECTOR IN FAMILY OF INVESTMENT
   NAME OF DIRECTOR              (INCLUDING SERIES OTHER THAN THE FUND)                    COMPANIES
---------------------------------------------------------------------------------------------------------------
                                     ING AELTUS MONEY MARKET FUND
---------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS
Albert E. DePrince, Jr.                          |_|                                     Over $100,000
                                                                                       Over $100,000(1)
Maria T. Fighetti                                |_|                                   Over $100,000(1)
Sidney Koch                                      |_|                                      $1-$10,000
Corine T. Norgaard                               |_|                                     Over $100,000
Edward T. O'Dell                                 |_|                                   Over $100,000(1)
Joseph Obermeyer                                 |_|                                  $50,000-$100,000(1)
DIRECTORS WHO ARE
"INTERESTED PERSONS"
J. Scott Fox                                     |_|                                     Over $100,000
Thomas J. McInerney                              |_|                                     Over $100,000



(1) Includes the value of shares in which a director has an indirect interest through a deferred compensation plan.

INDEPENDENT DIRECTOR OWNERSHIP OF SECURITIES


          Set forth in the table below is information regarding each Independent Director's (and his or her immediate family members) share ownership as of December 31, 2005 in securities of the ING Funds' adviser or principal underwriter, and the ownership of securities in an entity controlling, controlled by or under common control with the adviser or principal underwriter of the ING Funds (not including registered investment companies).



                           NAME OF OWNERS
                          AND RELATIONSHIP                               VALUE OF    PERCENTAGE OF
    NAME OF DIRECTOR         TO DIRECTOR     COMPANY   TITLE OF CLASS   SECURITIES       CLASS
--------------------------------------------------------------------------------------------------
Albert E. DePrince, Jr.          N/A           N/A           N/A            N/A           N/A
Maria T. Fighetti                N/A           N/A           N/A            N/A           N/A
Sidney Koch                      N/A           N/A           N/A            N/A           N/A
Corine T. Norgaard               N/A           N/A           N/A            N/A           N/A
Edward T. O'Dell                 N/A           N/A           N/A            N/A           N/A
Joseph Obermeyer                 N/A           N/A           N/A            N/A           N/A



COMPENSATION OF DIRECTORS

          Each Director is reimbursed for expenses incurred in connection with each meeting of the Board or any Committee attended. Each Independent Director is compensated for his or her services according to a fee schedule and receives a fee that consists of an annual retainer component and a meeting fee component.

          The Fund pays each Independent Director who is not an interested person a PRO RATA share, as described below, of: (i) an annual retainer of $60,000; (ii) $7,500 for each in person meeting of the Board; (iii) $7,500 for each Contracts Committee meeting attended in person; (iv) $3,500 per attendance of any committee meeting (except Contracts Committee) held in conjunction with a meeting of the Board and $5,000 for meetings (except Contracts Committee) not held in conjunction with a meeting of the Board; (v) $2,500 per telephonic meeting; (vi) $35,000 annual fee to the Chairperson of the Contracts Committee, $15,000 annual fee to the Chairperson of both the Audit and Compliance Committees and $5,000 annual fee to the Chairperson of the Nominating Committee (for periods in which the Committee has operated); and (vii) $20,000 annual fee to the Vice Chairperson of the Contracts Committee and $7,500 annual fee to the Vice Chairperson of both the Audit and Compliance Committees. The PRO RATA share paid by the Fund is based on the Fund's average net assets as a percentage of the average net assets of all the Funds managed by the Adviser for which the Directors serve in common as Directors/Trustees.

          The following table sets forth information provided by the Fund's adviser regarding compensation of the Directors by the Fund and other funds managed by the adviser and its affiliates for the fiscal year ended March 31, 2006. Directors and Officers of the Company who are also directors, officers or employees of ING and its affiliates do not receive any compensation from the Fund or any other fund managed by the adviser or its affiliates. For the fiscal year of the Fund ended March 31, 2006, the unaffiliated members of the Board received compensation in the amounts included in the following table. None of these Directors were entitled to receive pension or retirement benefits.

COMPENSATION TABLE



                                                                 PENSION OR
                                                                 RETIREMENT       TOTAL COMPENSATION
                            ING AELTUS        AGGREGATE       BENEFITS ACCRUED   FROM THE COMPANY AND
     NAME OF PERSON        MONEY MARKET   COMPENSATION FROM    AS PART OF FUND   FUND COMPLEX PAID TO
        POSITION                FUND         THE COMPANY          EXPENSES          DIRECTORS(1)
------------------------   ------------   -----------------   ----------------   --------------------
Albert E. DePrince, Jr.        $ |_|            $ |_|                |_|                 $ |_|
Director(2)
Maria T. Fighetti              $ |_|            $ |_|                |_|                 $ |_|
Director (2)
David Grove (2)                $ |_|            $ |_|                |_|                 $ |_|
Sidney Koch                    $ |_|            $ |_|                |_|                 $ |_|
Director, Chairman
Contract Committee
Corine Norgaard                $ |_|            $ |_|                |_|                 $ |_|
Director, Chairman Audit
Committee
Joseph E. Obermeyer            $ |_|            $ |_|                |_|                 $ |_|
Director(2)
Edward T. O'Dell               $ |_|            $ |_|                |_|                 $ |_|
Director(2)



(1) Includes amounts deferred pursuant to a deferred compensation plan. Represents compensation from |_| funds (total in complex as of |_|).

(2) During the fiscal year ended March 31, 2006, Ms. Fighetti, Mr. O'Dell, Dr. DePrince and Mr. Obermeyer deferred $ |_|, $ |_|, $ |_|, and $|_| respectively, of their compensation from the Fund Complex. Mr. Grove retired from the Board effective March 31, 2003.


          The Board has adopted a retirement policy under which each Independent Director is subject to mandatory retirement as of the later of (i) the March 31 next occurring after he or she attains the age of 72 and (ii) the date his or her successor is elected or appointed to the Board, provided that each Independent Director under the age of 72 as of March 31, 2002 who held office as of that date may, upon the vote of the other Independent Directors, be granted up to three one-year extensions commencing as of the March 31 next occurring after he or she attains the age of 72.

                                 CODE OF ETHICS


          The Fund, the adviser, the sub-adviser and the Distributor have adopted a code of ethics ("Code of Ethics" or written supervisory procedures) governing personal trading activities of all Trustees, officers of the Fund and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the Fund or obtain information pertaining to such purchase or sale. The Code of Ethics is intended to prohibit fraud against the Fund that may arise from personal trading of securities that may be purchased or held by the Fund or of the Fund shares. The Code of Ethics also prohibits short-term trading of the Fund by persons subject to the Code of Ethics. Personal trading is permitted by such persons subject to certain restrictions; however, such persons are generally required to pre-clear all security transactions with the Fund's Compliance Department and to report all transactions on a regular basis. The sub-adviser has adopted its own Code of Ethics to govern the personal trading activities of its personnel.

                             PROXY VOTING PROCEDURES


          The Board has adopted proxy voting procedures and guidelines to govern the voting of proxies relating to the Fund's portfolio securities. The procedures and guidelines delegate to the Adviser the authority to vote proxies relating to portfolio securities, and provide a method for responding to potential conflicts of interest. In delegating voting authority to the Adviser, the Board has also approved the Adviser's proxy voting procedures, which require the Adviser to vote proxies in accordance with the Fund's proxy voting procedures and guidelines. An independent proxy voting service has been retained to assist in the voting of Fund proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. A copy of the proxy voting procedures and guidelines of the Fund, including the procedures of the Adviser, is attached hereto as Appendix A. No later than August 31st of each year, information regarding how the Fund votes proxies relating to portfolio securities for the one-year period ending June 30th will be made available through the ING Funds' website (www.ingfunds.com) or by accessing the SEC's EDGAR database (www.sec.gov).

                   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS


          Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. A control person may be able to take action regarding the Fund without the consent or approval of shareholders. As of [ ] officers and Directors of the Company owned less than 1% of the outstanding shares of the Fund. As of that date, to the knowledge of management, no person owned beneficially or of record more than 5% of the outstanding shares of any class of any of the ING Funds addressed herein, except as set forth below. Unless otherwise indicated below, the Company has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.



                                  CLASS AND TYPE OF   PERCENTAGE   PERCENTAGE OF
 FUND            ADDRESS              OWNERSHIP        OF CLASS        FUND
--------------------------------------------------------------------------------
  |                                                                     |

                                     ADVISER


          The investment adviser for the Fund is ING Investments, LLC ("ING Investments" or "Adviser"), which is registered with the SEC as an investment adviser and serves as an investment adviser to registered investment companies (or series thereof), as well as structured finance vehicles. ING Investments, subject to the authority of the Directors of the Fund, has the overall responsibility for the management of the Fund's portfolio subject to delegation of certain responsibilities to another investment adviser, ING Investment Management Co. ("ING IM" or "Sub-Adviser), as Sub-Adviser to the Fund. ING Investments and ING IM are indirect, wholly-owned subsidiaries of ING Groep N.V. ("ING Groep") (NYSE: ING). ING Groep is one of the largest financial services organizations in the world with approximately 113,000 employees. Based in Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors.

          On February 26, 2001, the name of the Adviser changed from "ING Pilgrim Investments, Inc." to "ING Pilgrim Investments, LLC." On March 1, 2002, the name of the Adviser was changed from "ING Pilgrim Investments, LLC," to "ING Investments, LLC." Prior to March 1, 2002, ING IM served as investment adviser to the Fund.

          ING Investments serves pursuant to an investment management agreement ("Investment Advisory Agreement") between ING Investments and the Company, on behalf of the Fund. The Investment Advisory Agreement requires ING Investments to oversee the provision of all investment advisory and portfolio management services for the Fund. Pursuant to a sub-advisory agreement ("Sub-Advisory Agreement") the

Adviser has delegated certain management responsibilities ING IM. ING Investments oversees the investment management of ING IM.

          The Investment Advisory Agreement requires ING Investments to provide, subject to the supervision of the Board, investment advice and investment services to the Fund and to furnish advice and recommendations with respect to investment of the Fund's assets and the purchase or sale of its portfolio securities. ING Investments also provides investment research and analysis. The Investment Advisory Agreement provides that ING Investments is not subject to liability to the Fund for any act or omission in the course of, or connected with, rendering services under the Investment Advisory Agreement, except by reason of willful misfeasance, bad faith, negligence or reckless disregard of its obligations and duties under the Investment Advisory Agreement.

          After an initial term of two years, the Investment Advisory Agreement and Sub-Advisory Agreement continues in effect from year to year so long as such continuance is specifically approved at least annually by (a) the Board or (b) the vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding shares voting as a single class; provided, that in either event the continuance is also approved by at least a majority of the Board who are not "interested persons" (as defined in the 1940 Act) of ING Investments or ING IM by vote cast in person at a meeting called for the purpose of voting on such approval.

          The Investment Advisory Agreement may be terminated without penalty with not less than sixty (60) days' notice by the Board or by a vote of the holders of a majority of the Fund's outstanding shares voting as a single class, or upon not less than sixty (60) days' notice by ING Investments. The Investment Advisory Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

          For information regarding the basis of the Board's approval of the investment advisory or investment sub-advisory relationships please see the Fund's annual shareholder report dated March 31, 2006.

ADVISORY FEES

          ING Investments bears the expense of providing its services and pays the fees of ING IM. For its services, the Fund pays ING Investments a monthly fee in arrears equal to the following as a percentage of the Fund's average daily net assets during the month:

ANNUAL INVESTMENT MANAGEMENT FEE

0.400% on the first $500 million of the Fund's average daily net assets, 0.350% on the next $500 million of the Fund's average daily net assets, 0.340% on the next $1 billion of the Fund's average daily net assets, 0.330% on the next $1 billion of the Fund's average daily net assets, and 0.300% on the Fund's average daily net assets in excess of $3 billion

TOTAL ADVISORY FEES PAID

          During the fiscal years 2004 ended March 31, 2006, 2005, and 2004, the Fund paid ING Investments the following investment advisory fees:



                         2006     2005        2004
                         ----------------------------
TOTAL ADVISORY FEES      $|_|   $873,685   $1,145,498
WAIVERS                  $|_|   $ 16,358   $   34,531
NET ADVISORY FESS PAID   $|_|   $857,327   $1,110,967

                          EXPENSE LIMITATION AGREEMENT



          ING Investments has entered into an expense limitation agreement with the Company on behalf of the Fund, pursuant to which ING Investments has agreed to waive or limit its fees. In connection with this agreement and certain U.S. tax requirements, ING Investments will assume other expenses so that the total annual ordinary operating expenses of the Fund which excludes interest, taxes, brokerage commissions, other investment-related costs, extraordinary expenses such as litigation, other expenses not incurred in the normal course of the Fund's business, and expenses of any counsel or other persons or services retained by the Fund's Directors who are not "interested persons" (as defined in the 1940 Act) of ING Investments or ING IM do not exceed the expense limitation shown on the following table:



FUND                      CLASS A   CLASS B   CLASS C   CLASS I
----                      -------   -------   -------   -------
ING Aeltus Money Market    0.95%     1.70%     1.70%     0.70%



          The Fund may at a later date reimburse ING Investments for management fees waived and other expenses assumed by ING Investments during the previous thirty-six (36) months, but only if, after such reimbursement, the Fund's expense ratio does not exceed the percentage described above. ING Investments will only be reimbursed for fees waived or expenses assumed after the effective date of the expense limitation agreement.

          The Expense Limitation Agreement is contractual, and after an initial term, shall renew automatically for a one-year term unless ING Investments provides written notice of the termination of the agreement to the Fund at least thirty (30) days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or it may be terminated by the Fund, without payment of any penalty, upon ninety
(90) days prior written notice to ING Investments at its principal place of business within ninety (90) days' of the end of the then-current term.


              FUND                      TERMINATION DATE
              ----                      ----------------
              ING Aeltus Money Market          N/A


                                   SUB-ADVISER

          The Investment Advisory Agreement for the Fund provides that ING Investments, with the approval of the Company's Board, may select and employ investment advisers to serve as the sub-adviser for the Fund, and shall monitor the sub-adviser's investment programs and results, and coordinate the investment activities of the sub-adviser to ensure compliance with regulatory restrictions. ING Investments pays all of its expenses arising from the performance of its obligations under the Investment Advisory Agreement, including all fees payable ING IM, executive salaries and expenses of the Directors and officers of the Company who are employees of the Adviser or its affiliates. ING IM pays all of its expenses arising from the performance of its obligations under the Sub-Advisory Agreement.

          Subject to the expense reimbursement provisions described in this SAI, other expenses incurred in the operation of the Company are borne by the Fund, including, without limitation, investment advisory fees; brokerage commissions; interest; legal fees and expenses of attorneys; fees of independent auditors, transfer agents and dividend disbursing agents, accounting agents, and custodians; the expense of obtaining quotations for calculating the Fund's net asset value ("NAV"); taxes, if any, and the preparation of the Fund's tax returns; cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares; fees and expenses of registering and maintaining the registration of shares of the Fund under federal and state laws and regulations; expenses of printing and distributing reports, notices and proxy materials to existing shareholders; expenses of printing and filing reports and other documents filed with government agencies; expenses of annual and special shareholder meetings; expenses of printing and distributing prospectuses and statements of additional information to existing shareholders; fees and expenses of Directors of the Fund who are not employees of ING Investments or ING IM, or their affiliates; membership dues in trade associations; insurance premiums; and extraordinary expenses such as litigation expenses.

          The Sub-Advisory Agreement may be terminated without payment of any penalties by ING Investments, the Directors, on behalf of the Fund, or the shareholders of the Fund upon 60 days' prior written notice. Otherwise, after an initial term of two years, the Sub-Advisory Agreement will remain in effect from year to year, subject to the annual approval of the Board, on behalf of the Fund, or the vote of a majority of the outstanding voting securities, and the vote, cast in person at a meeting duly called and held, of a majority of the Directors, on behalf of the Fund, who are not parties to the Sub-Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party.

          Pursuant to the Sub-Advisory Agreement between ING Investments and ING IM, ING IM serves as the Sub-Adviser to the Fund. In this capacity, ING IM, subject to the supervision and control of ING Investments and the Board, manages the Fund's portfolio investments consistently with the Fund's investment objective, and executes any of the Fund's investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreement are based on an annual fee as disclosed below and are paid monthly in arrears by ING Investments. ING IM, a Connecticut corporation, is located at 10 State House Square, Hartford, Connecticut 06103-3602. ING IM is a wholly-owned subsidiary of ING Groep.

          Please see the Fund's annual shareholder report dated March 31, 2006 for information regarding the basis of the Board's approval of the investment advisory/sub-advisory relationships.

SUB-ADVISORY FEES

          As compensation to ING IM for its services, ING Investments pays ING IM a monthly fee in arrears equal to the following as a percentage of the Fund's average daily net assets managed during the month:

ANNUAL SUB-ADVISORY FEE

0.180% on the first $500 million of the Fund's average daily net assets, 0.158% on the next $500 million of the Fund's average daily net assets, 0.153% on the next $1 billion of the Fund's average daily net assets, 0.149% on the next $1 billion of the Fund's average daily net assets, and 0.135% on the Fund's average daily net assets in excess of $3 billion

TOTAL SUB-ADVISORY FEES PAID

          During the fiscal years ended March 31, 2006, 2005 and 2004 ING Investments paid the ING IM the following fees.



                                   MARCH 31
                          --------------------------
                          2006     2005       2004
                          --------------------------
                          |_|    $393,160   $515,368



                                PORTFOLIO MANAGER

OTHER ACCOUNTS MANAGED

The following table shows the number of accounts and total assets in the accounts managed by the Portfolio Manager as of March 31, 2006.



                   REGISTERED INVESTMENT      OTHER POOLED INVESTMENT
                        COMPANIES                   VEHICLES                   OTHER ACCOUNTS
                 ---------------------------------------------------------------------------------
   PORTFOLIO     NUMBER OF   TOTAL ASSETS    NUMBER OF   TOTAL ASSETS    NUMBER OF   TOTAL ASSETS
    MANAGER      ACCOUNTS    (IN MILLIONS)   ACCOUNTS    (IN MILLIONS)   ACCOUNTS    (IN MILLIONS)
--------------------------------------------------------------------------------------------------
David S. Yealy      |_|           |_|           |_|           |_|           |_|          |_|



COMPENSATION

          For David S. Yealy, the portfolio manager ("Portfolio Manager") of the Fund, compensation consists of (a) fixed base salary; (b) bonus which is based on ING Investment Management (ING IM) performance, 3 and 5 year pre-tax performance of the accounts the portfolio manager is primarily responsible for relative to account benchmarks and peer universe performance, and revenue growth of the accounts they are responsible for; and (c) long-term equity awards tied to the performance of our parent company, ING Groep.

          The Portfolio Manager for the Fund listed above is also eligible to participate in an annual cash incentive plan. The overall design of the annual incentive plan was developed to tie pay to both performance and cash flows, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators. Investment performance is measured on both relative and absolute performance in all areas. ING IM has defined indices (the iMoney Net First Tier Retail Index for Mr. Yealy as Portfolio Manager of the Fund) and where applicable, peer groups including but not limited to Russell, Morningstar, Lipper and Lehman and set performance goals to appropriately reflect requirements for each investment team. The measures for each team are outlined on a "scorecard" that is reviewed on an annual basis. These scorecards measure investment performance versus peer groups over one- and three-year periods and year-to-date net cash flow (changes in the accounts' net assets not attributable to changes in the value of the accounts' investments) for all accounts managed by each team. The results for overall IIM scorecards are calculated on an asset weighted performance basis of the individual team scorecards.

          Investment professional's performance measures for bonus determinations are weighted by 25% being attributable to the overall ING IM performance and 75% attributable to their specific team results (60% investment performance and 15% net cash flow).

          Based on job function, internal comparators and external market data, the portfolio manager participates in the ING Long-Term Incentive Plan. Plan awards are based on the current year's performance as defined by the ING IM component of the annual incentive plan. The awards vest in three years and are paid in a combination of ING restricted stock, stock options and restricted performance units.

          The Portfolio Manager's base salary compensation may exceed a particular threshold may participate in ING's deferred compensation plan. The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, ING stock or at an annual fixed interest rate. Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

          The portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the Fund. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for the portfolio manager's various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager's accounts.

          A potential conflict of interest may arise as a result of the portfolio manager's responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

          A portfolio manager may also manage accounts whose objectives and policies differ from that of the portfolio. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may not be appropriate for the Fund. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund, maintained its position in that security.

          A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees - the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee. As part of its compliance program, ING IM has adopted policies and procedures reasonably designed to address the potential conflicts of interest described above.

          Finally, a potential conflict of interest may arise because the investment mandates for certain other accounts, such as hedge funds, may allow extensive use of short sales, which, in theory, could allow them to enter into short positions in securities where other accounts hold long positions. ING IM has policies and procedures reasonably designed to limit and monitor short sales by the other accounts to avoid harm to the Fund.

OWNERSHIP OF SECURITIES

          The following table shows the dollar range of shares of the Fund owned by the Portfolio Manager as of March 31, 2006, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.



                                                                DOLLAR RANGE OF
PORTFOLIO MANAGER                                             FUND SHARES OWNED
-----------------                                             -----------------
David S. Yealy                                                       |_|



                               RULE 12(b)-1 PLANS

          The Company has a distribution plan pursuant to Rule 12b-1 under the 1940 Act applicable to most classes of shares offered by the Fund ("Rule 12b-1 Plans"). The Fund intends to operate the Rule 12b-1 Plans in accordance with their terms and the National Association of Securities Dealers, Inc. rules concerning sales charges. Under the Rule 12b-1 Plans, the Distributor may be entitled to payment each month in connection with the offering, sale, and shareholder servicing of Class A, Class B, and Class C, shares in amounts as set forth in the following table. The Fund does not have a 12b-1 Plan with respect to the Institutional Class ("Class I"). With respect to each 12b-1 plan, the Distributor shall receive payment without regard to actual distribution expenses it incurs. In the event a Rule 12b-1 is terminated in accordance with its terms, the obligations of the Fund to make payments to the Distributor pursuant to the Rule 12b-1 Plan will cease and the Fund will not be required to make any payments for expenses incurred after the date the Rule 12b-1 Plan terminates.

          These fees may be used to pay securities dealers (which may include the principal underwriter itself) and other financial institutions and organizations for servicing shareholder accounts. To the extent not used for servicing shareholder accounts, the fee may be paid to cover expenses incurred in promoting the sale of that class of shares, including (a) the costs of printing and distributing to prospective investors Prospectuses, statements of additional information and sales literature; (b) payments to investment professionals and other persons to obtain various distribution and/or administrative services for the Funds; (c) overhead and other distribution related expenses; and (d) accruals for interest on the amount of the foregoing expenses that exceed distribution fees and contingent deferred sales charges. The fee for Class B shares may also be used to pay the financing cost of accruing certain unreimbursed expenses. The Distributor may re-allow all or a portion of these fees to broker-dealers entering into selling agreements with it, including its affiliates. Payments under the Plan are not tied exclusively to actual distribution and service expenses, and the payments may exceed distribution and service expenses actually incurred.

          The Distributor is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under each Distribution and Shareholder Services Plan and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination whether each Plan should be continued. The terms and provisions of the Plans relating to required reports, term, and approval are consistent with the requirements of Rule 12b-1.


          The Distribution and Shareholder Services Plans continue from year to year from their inception dates, provided such continuance is approved annually by vote of the Board, including a majority of Independent Directors. The Distribution and Shareholder Services Plans may not be amended to increase the amount to be spent for the services provided by the Distributor without shareholder approval. All amendments to the Distribution and Shareholder Services Plans must be approved by the Board in the manner described above for annual renewals. The Distribution and Shareholder Services Plans may be terminated at any time, without penalty, by vote of a majority of the Independent Directors upon not more than thirty (30) days' written notice to any other party to the Distribution and Shareholder Services Plans. All persons who are under common control with the Fund could be deemed to have a financial interest in the Plans. No other interested person of the Fund has a financial interest in the Plans.

          In approving the Distribution and Shareholder Services Plans, the Board considered all the features of the distribution system, including (1) the advantages to the shareholders of economies of scale resulting from growth in the Fund's assets and potential continued growth, (2) the services provided to the Fund and its shareholders by the Distributor, and (3) the Distributor's shareholder distribution-related expenses and costs.

          ING Investments, ING IM or their affiliates may make payments to securities dealers that enter into agreements providing the Distributor with preferential access to registered representatives of the securities dealer. These payments may be in an amount up to 0.07% of the total Fund assets held in omnibus accounts or in customer accounts that designate such firm(s) and the selling broker-dealer.

          Total distribution expenses incurred by the Distributor for the costs of promotion and distribution with respect to each class of shares for the Fund paid to ING Funds Distributor, LLC for the year ended March 31, 2006 were as follows:



DISTRIBUTION EXPENSES    CLASS A   CLASS B   CLASS C   CLASS I
---------------------    -------   -------   -------   -------
Advertising                $|_|      $|_|      $|_|      $|_|
Printing                   $|_|      $|_|      $|_|      $|_|
Salaries & Commissions     $|_|      $|_|      $|_|      $|_|
Broker Servicing           $|_|      $|_|      $|_|      $|_|
Miscellaneous              $|_|      $|_|      $|_|      $|_|
TOTAL                      $|_|      $|_|      $|_|      $|_|

          In addition to paying fees under the Fund's Distribution and Shareholder Servicing Plan, the Fund may pay service fees to intermediaries such as brokers-dealers, financial advisors, or other financial institutions, including affiliates of the Adviser (such as ING Funds Services, LLC) for administration, sub-transfer agency, and other shareholder services associated with investors whose shares are held of record in omnibus accounts. These additional fees paid by the Fund to intermediaries may take two forms: (1) basis point payments on net assets and/or (2) fixed dollar amount payments per shareholder account. These may include payments for 401K sub-accounting services, networking fees, and omnibus account servicing fees.

          The Fund's Adviser or Distributor, out of its own resources and without additional cost to the Fund or their shareholders, may provide additional cash or non-cash compensation to intermediaries selling shares of the Fund, including affiliates of the Adviser and Distributor. These amounts would be in addition to the Distribution and Shareholder Services Plan payments made by the Fund under the Distribution and Shareholder Servicing Plan, are in addition to trails and commissions. The payments made under these arrangements are paid by the Manager or the Distributor and are intended to result in the promotion or distribution of Fund shares.

          Compensation paid by the Adviser or the Distributor may take the form of cash incentives and non-cash compensation, and may include, but are not limited to: cash; merchandise; occasional entertainment; meal, or ticket to a sporting event; charitable contributions to charities supported by an intermediary; payment for travel expenses (including meals and lodging) to pre-approved training and educational seminars; radio and television shows regarding securities products; seminars for the public; business development and educational enhancement items such as software packages; prospecting lists; client appreciation events; advertising and sales campaigns (including printing and postage expenses) regarding the Fund or other funds managed by the Manager; other events sponsored by dealers; and professional certifications and dues.


          The Distributor also may, at its own expense, pay concessions in addition to those described above to dealers distributing Fund shares. Payment arrangements are generally structured in one of three ways: (1) as a percentage of net assets; (2) as a fixed dollar amount; or (3) as a percentage of gross sales. These payments may, depending on the dealer's satisfaction of the required conditions, be periodic and may be up to (1) 0.30% of the value of the Fund's shares sold by the dealer during a particular period, and (2) 0.20% per annum of the value of the Fund's shares held by the dealer's customers.


OTHER PAYMENTS TO SECURITIES DEALERS

          Typically, the portion of the front-end sales charge on Class A shares shown in the following tables is paid to your securities dealer. Your securities dealer may, however, receive up to the entire amount of the front-end sales charge.

Securities dealers that sell Class A shares in amounts of $1 million or more may be entitled to receive the following commissions:



                                             COMMISSION
                                             ----------
-   on sales of $1 million to $2,499,999        1.00%
-   on sales of $2.5 million to $4,999,999      0.50%
-   on sales of $5 million or greater           0.25%



          For sales of Class B shares, your securities dealer is paid an up-front commission equal to four percent (4%) of the amount sold. Beginning in the thirteenth month after the sale is made, the Distributor uses the 0.25% servicing fee to compensate securities dealers for providing personal services to accounts that hold Class B shares, on a monthly basis.

          The Distributor or its affiliates may make payments in addition to those described above to securities dealers that enter into agreements providing the Distributor with preferential access to registered representatives of the securities dealer. These payments may be in an amount up to 0.13% of the total Fund assets held in omnibus accounts or in customer accounts that designate such firm(s) as the selling broker-dealer(s).

          In addition, ING may make payments of up to 0.05% of the Fund's average daily net assets to national broker-dealers who, as a result of an acquisition of a member of the Company's selling group, agree to allow Fund shares to be made available to their clients in a proprietary wrap account program, provided such accounts are networked accounts.

          The Distributor or its affiliates may, from time to time, also make payments to clearing firms that offer networking services, which make the Fund available to their customers. Such payments to clearing firms will not exceed 0.10% of the total Fund assets held in omnibus accounts or in customer accounts that designate such firm(s) as the selling broker-dealer.


          The Distributor has agreed to reimburse Financial Network Investment Corporation, an affiliate of the Distributor, for trading costs incurred in connection with trades through the Pershing brokerage clearing system.


          ING IM makes payments to AISI of 0.10% of total ING Aeltus Money Market Fund Class A assets held in customer accounts that designate AISI as the selling broker-dealer.

          The Distributor may make, or cause to be made, payments to affiliated and unaffiliated securities dealers that engage in wholesaling efforts on behalf of the Company and the Fund. These payments will not exceed 0.33% of the value of Fund shares sold as a result of such wholesaling efforts. The Distributor may also pay such firms a quarterly fee based on a percentage of assets retained as of the end of a calendar quarter, not to exceed 0.125% of the value of such assets.

          The value of a shareholder's investment will be unaffected by these payments.

          For the year ended March 31:



ING Aeltus Money Market      2006   2005   2004
-----------------------------------------------
CLASS A SALES CHARGES         |_|    N/A    N/A
BEFORE DEALER RE-ALLOWANCE
CLASS A SALES CHARGES
AFTER DEALER RE-ALLOWANCE     |_|    N/A    N/A
CLASS B DEFERRED SALES
CHARGES                       |_|    $0     $0
CLASS C DEFERRED SALES
CHARGES                       |_|    $0     $0



                                  ADMINISTRATOR

          ING Funds Services, LLC ("ING Funds Services" or "Administrator") serves as administrator for the Fund pursuant to an Administrative Services Agreement. Subject to the supervision of the Board, the Administrator provides the overall business management and administrative services necessary to properly conduct of the Fund's business, except for those services performed by ING Investments under the

Investment Advisory Agreement, ING IM under the Sub-Advisory Agreement, the custodian for the Fund under the Custodian Agreement, the transfer agent for the Fund under the Transfer Agency Agreement, and such other service providers as may be retained by the Fund from time to time. The Administrator acts as a liaison among these service providers to the Fund. The Administrator is also responsible for monitoring the Fund in compliance with applicable legal requirements and investment policies and restrictions of the Fund. The Administrator is an affiliate of ING Investments. For its services, the Administrator is entitled to receive from the Fund a fee at an annual rate of 0.08% of the Fund's average daily net assets. Administrative fees paid by the Fund are as follows:

ADMINISTRATIVE FEES PAID

          For the fiscal year ended March 31:



ING AETLUS MONEY MARKET FUND            2006      2005       2004
-------------------------------------------------------------------
Total Administrative Services Fee        |_|   $174, 739   $229,100
Administrator Waiver                     |_|   $       0   $      0
Net Administrative Services Fees Paid    |_|   $ 174,739   $229,100



                                    CUSTODIAN

          The Bank of New York, One Wall Street, New York, New York, serves as custodian of the Fund. The custodian does not participate in determining the investment policies of the Fund nor in deciding which securities are purchased or sold by the Fund. The Fund may, however, invest in obligations of the custodian and may purchase or sell securities from or to the custodian. For portfolio securities that are purchased and held outside the U.S., Bank of New York has entered into sub-custodian arrangements (which are designed to comply with Rule 17f-5 under the 1940 Act) with certain foreign banks and clearing agencies.

                                  LEGAL COUNSEL

          Legal matters for the Company are passed upon by Goodwin Procter, LLP, Exchange Place, Boston, MA, 02109.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          KPMG LLP serves as the independent registered public accounting firm for the Fund. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with the review of SEC filings. KPMG LLP is located at 99 High Street, Boston Massachusetts 02110. Prior to April 1, 2003, the Fund was audited by other independent registered public accounting firms.

                                 TRANSFER AGENT

          DST Systems, Inc, 330 West 9th Street, Kansas City, Missouri 64105-1514 serves as the transfer agent dividend-paying agent to the Fund.


                    BROKERAGE ALLOCATION AND TRADING POLICIES

          Subject to the supervision of the Board, ING IM has responsibility for making investment decisions, for effecting the execution of trades and for negotiating any brokerage commissions on those trades. It is ING IM's policy to obtain the best quality of execution available, giving attention to net price (including commissions where applicable), execution capability (including the adequacy of a firm's capital position), research and other services related to execution. The relative priority given to these factors will depend on all of the circumstances regarding a specific trade. ING IM also considers the sale of shares of the Fund and of other investment companies advised by ING IM as a factor in the selection of brokerage firms to execute the Fund's portfolio transactions or in the designation of a portion of the commissions charged on those transactions to be paid to other broker-dealers, subject to ING IM's duty to obtain best execution.

          ING IM receives a variety of brokerage and research services from brokerage firms in return for the execution by such brokerage firms of trades on behalf of the Fund. These brokerage and research services include, but are not limited to, quantitative and qualitative research information and purchase and sale recommendations regarding securities and industries, analyses and reports covering a broad range of economic factors and trends, statistical data relating to the strategy and performance of the Fund and other investment companies, services related to the execution of trades on behalf of the Fund, the providing of equipment used to communicate research information and specialized consultations with Company personnel with respect to computerized systems and data furnished to the Fund as a component of other research services. ING IM considers the quantity and quality of such brokerage and research services provided by a brokerage firm along with the nature and difficulty of the specific transaction in negotiating commissions for trades in the Fund's securities and may pay higher commission rates than the lowest available when it is reasonable to do so in light of the value of the brokerage and research services received generally or in connection with a particular transaction. It is the policy of ING IM, in selecting a broker to effect a particular transaction, to seek to obtain "best execution," which means prompt and efficient execution of the transaction at the best obtainable price with payment of commissions which are reasonable in relation to the value of the services provided by the broker, taking into consideration research and brokerage services provided. Research services furnished by brokers through whom the Fund effect securities transactions may be used by ING IM in servicing all of its accounts; not all such services will be used by ING IM to benefit the Fund.

          Consistent with federal law, ING IM may obtain such brokerage and research services regardless of whether they are paid for (1) by means of commissions, or (2) by means of separate, non-commission payments. The judgment of ING IM as to whether and how it will obtain the specific brokerage and research services, will be based upon an analysis of the quality of such services and the cost (depending upon the various methods of payment which may be offered by brokerage firms) and will reflect ING IM's opinion as to which services and which means of payment are in the long-term best interests of the Fund.

          ING IM may buy or sell the same security at or about the same time for the Fund and another advisory client of ING IM, including clients in which affiliates of ING IM have an interest. ING IM normally will aggregate the respective purchases or sales (including initial public offerings or IPOs), and then allocate as nearly as practicable on a PRO RATA basis in proportion to the amount to be purchased or sold. In the event that allocation is done other than on a PRO RATA basis, the main factors to be considered in determining the amounts to be allocated are the respective investment objectives of the Fund and the other accounts, the relative size of portfolio holdings of the same or comparable securities, availability of cash for investment, and the size of their respective investment commitments. Prices are averaged for aggregated trades.


Brokerage commissions were paid as follows:


          For the fiscal year ended March 31:

FUND                      2006   2005   2004
--------------------------------------------
ING Aeltus Money Market   $|_|    $0     $0

               For the fiscal year ended March 31, 2006, commissions in the amounts listed below were paid with respect to portfolio transactions with certain brokers because of research services:



FUND                      2006   2005   2004
--------------------------------------------
ING Aeltus Money Market   $|_|    $0     $0


          The Board has adopted a policy allowing trades to be made between affiliated registered investment companies or series thereof provided such trades meet the terms of Rule 17a-7 under the 1940 Act.


          The Fund has not effected, and has no present intention of effecting, any brokerage transactions in portfolio securities with ING Funds Distributor, Inc. or any other affiliated person of the Company.

          During the fiscal year ended March 31, 2006, the Fund acquired securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or its parents. The holdings of securities of such brokers and dealers were as follows as of March 31, 2006:



FUND                      SECURITY DESCRIPTION   MARKET VALUE
-------------------------------------------------------------
ING Aeltus Money Market   |_|                    $|_|



                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION


          Class I shares of the Company are purchased and redeemed at the applicable net asset value ("NAV") next determined after a purchase or redemption order is received, as described in the Prospectus. Class B and Class C shares of the Company are purchased at the applicable NAV next determined after a purchase order is received. Class B and Class C shares are redeemed at the applicable NAV next determined less any applicable contingent deferred sales charge ("CDSC") after a redemption request is received, as described in the Prospectus. Class A shares of the Company are purchased at the applicable NAV next determined after a purchase order is received less any applicable front-end sales charge and redeemed at the applicable NAV next determined adjusted for any applicable CDSC after a redemption request is received, as described in the Prospectus.


          Except as provided below, payment for shares redeemed will be made within seven days (or the maximum period allowed by law, if shorter) after the redemption request is received in proper form by the transfer agent. The right to redeem shares may be suspended or payment therefore postponed for any period during which (a) trading on the NYSE is restricted as determined by the Commission or the NYSE is closed for other than weekends and holidays; (b) an emergency exists, as determined by the Commission, as a result of which (i) disposal by the Fund of securities owned by it is not reasonably practicable, or
(ii) it is not reasonably practicable for the Fund to determine fairly the value of its net assets; or (c) the Commission by order so permits for the protection of shareholders of the Fund.

          Certain brokers or other designated intermediaries such as third party administrators or plan trustees may accept purchase and redemption orders on behalf of the Fund. The transfer agent will be deemed to have received such an order when the broker or the designee has accepted the order. Customer orders are priced at the NAV next computed after such acceptance. Such order may be transmitted to the Fund or their agents several hours after the time of the acceptance and pricing.

          Any written request to redeem shares in amounts in excess of $100,000 must bear the signatures of all the registered holders of those shares. The signatures must be guaranteed by a national or state bank, trust company or a member of a national securities exchange. Information about any additional requirements for shares held in the name of a corporation, partnership, trustee, guardian or in any other representative capacity can be obtained from the transfer agent.


          The Fund has the right to satisfy redemption requests by delivering securities from its investment portfolio rather than cash when it decides that distributing cash would not be in the best interests of shareholders. However, the Fund is obligated to redeem its shares solely in cash up to an amount equal to the lesser of $250,000 or 1% of its net assets for any one shareholder of the Fund in any 90-day period. To the extent possible, the Fund will distribute readily marketable securities, in conformity with applicable rules of the Commission. In the event such redemption is requested by institutional investors, the Fund will weigh the effects on nonredeeming shareholders in applying this policy. Securities distributed to shareholders may be difficult to sell and may result in additional costs to the shareholders.

          Purchases and exchanges should be made for investment purposes only. The Fund reserves the right to reject any specific purchase or exchange request. In the event the Fund rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed until the Fund receives further redemption instructions.


FRONT-END SALES CHARGE WAIVERS

Front-end sales charges will not apply if you are buying Class A shares with proceeds from the following sources:


     1.   Redemptions from any ING-advised Fund if you:


               -    Originally paid a front-end sales charge on the shares and

               -    Reinvest the money within 90 days of the redemption date.


CONTINGENT DEFERRED SALES CHARGE

For shareholders opening accounts on or after March 1, 2002, there is no CDSC imposed on:


     - redemptions of shares purchased through reinvestment of dividends or capital gains distributions;


   - shares purchased more than one year (in the case of Class C shares), or six years (in the case of Class B shares) prior to the redemption; and

     -    redemptions of the Fund's Class A and Class C shares unless:


               - those shares were purchased through an exchange from another Fund within one year (in the case of Class A and Class C shares) prior to the redemption; and

               - the original purchase of the shares exchanged was subject to a CDSC.

CDSC WAIVERS

The CDSC will be waived for:


     -    exchanges to other funds of the same class;


     - redemptions following the death or disability of the shareholder or beneficial owner;

     - redemptions related to distributions from retirement plans or accounts under Code Section 403(b) after you attain age 70 1/2;

     -    tax-free returns of excess contributions from employee benefit plans;

     - distributions from employee benefit plans, including those due to plan termination or plan transfer; and

     - redemptions made in connection with the Automatic Cash Withdrawal Plan (see Shareholder Services and Other Features), provided that such redemptions:

     - are limited annually to no more than 12% of the original account value;

     -    are made in equal monthly amounts, not to exceed 1% per month; and

     - the minimum account value at the time the Automatic Cash Withdrawal Plan was initiated was no less than $10,000.

LETTER OF INTENT


          At any time, you may file with the Company a signed shareholder application with the Letter of Intent section completed. After the Letter of Intent is filed, each additional investment will be entitled to the sales charge applicable to the level of investment indicated on the Letter of Intent. Sales charge reductions are based on purchases in more than one Fund and will be effective only after notification to the Fund's Distributor that the investment qualifies for a discount. Your holdings in the Funds (other than ING Aeltus Money Market Fund shares), acquired within 90 days of the day the Letter of Intent is filed, will be counted towards completion of the Letter of Intent and will be entitled to a retroactive downward adjustment in the sales charge. Such adjustment will be made by the purchase of additional shares in an equivalent amount.


          Five percent (5%) of the amount of the total intended purchase will be held by the transfer agent in escrow until you fulfill the Letter of Intent. If, at the end of the 13-month period, you have not met the terms of the Letter of Intent an amount of shares equal to the difference owed will be deducted from your account. In the event of a total redemption of the account before fulfillment of the Letter of Intent, the additional sales charge due will be deducted from the proceeds of the redemption, and the balance will be forwarded to you.

          If the Letter of Intent is not completed within the 13-month period, there will be an upward adjustment of the sales charge, depending on the amount actually purchased during the period. The upward adjustment will be paid with shares redeemed from your account.

RIGHT OF ACCUMULATION/CUMULATIVE QUANTITY DISCOUNT

          A purchaser of Class A shares may qualify for a cumulative quantity discount by combining a current purchase (or combined purchases as described above) with certain other Class A shares (excluding ING Aeltus Money Market
Fund) of the Funds already owned. To determine if you may pay a reduced front-end sales charge, the amount of your current purchase is added to the cost or current value, whichever is higher, of your other Class A shares (excluding ING Aeltus Money Market Fund), as well as those Class A shares (excluding ING Aeltus Money Market Fund) of your spouse and children under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts invested in Class A shares (excluding ING Aeltus Money Market Fund) of the Funds. Companies with one or more retirement plans may add together the total plan assets invested in Class A shares (excluding ING Aeltus Money Market Fund) of the Funds to determine the front-end sales charge that applies.

          To qualify for the cumulative quantity discount on a purchase through an investment dealer, when each purchase is made the investor or dealer must provide the Company with sufficient information to verify that the purchase qualifies for the privilege or discount. The shareholder must furnish this information to the Company when making direct cash investments.

                        SHAREHOLDER ACCOUNTS AND SERVICES

SHAREHOLDER ACCOUNTS AND SERVICES SYSTEMATIC INVESTMENT

          The Systematic Investment feature, using the EFT capability, allows you to make automatic monthly investments in any Fund. On the application, you may select the amount of money to be moved and the Fund in which it will be invested. In order to elect EFT, you must first have established an account, subject to the minimum amount specified in the Prospectuses. Thereafter, the minimum monthly Systematic Investment is currently $50 per Fund, and we reserve the right to increase that amount. EFT transactions will be effective 15 days following the receipt by the Transfer Agent of your application. The Systematic Investment feature and EFT capability will be terminated upon total redemption of your shares. Payment of redemption proceeds will be held until a Systematic Investment has cleared, which may take up to 12 calendar days.

SHAREHOLDER INFORMATION


          The Fund's transfer agent will maintain your account information. Account statements will be sent at least quarterly. A Form 1099 generally will also be sent each year by January 31. Annual and semi-annual shareholder reports will also be sent to shareholders. The transfer agent may charge you a fee for special requests such as historical transcripts of your account and copies of cancelled checks.


          Consolidated statements reflecting current values, share balances and year-to-date transactions generally will be sent to you each quarter. All accounts identified by the same social security number and address will be consolidated. For example, you could receive a consolidated statement showing your individual and IRA accounts. With the prior permission of the other shareholders involved, you have the option of requesting that accounts controlled by other shareholders be shown on one consolidated statement. For example, information on your individual account, your IRA, your spouse's individual account and your spouse's IRA may be shown on one consolidated statement

AUTOMATIC CASH WITHDRAWAL PLAN


          A CDSC may be applied to withdrawals made under this plan. The Automatic Cash Withdrawal Plan permits you to have payments of $100 or more automatically transferred from the Fund to your designated bank account on a monthly basis. To enroll in this plan, you must have a minimum balance of $10,000 in the Fund. Your automatic cash withdrawals will be processed on a regular basis beginning on or about the first day of the month. There may be tax consequences associated with these transactions. Please consult your tax adviser.


CROSS INVESTING


          DIVIDEND INVESTING - You may elect to have dividend and/or capital gains distributions automatically invested in the same class of one other Fund.

          SYSTEMATIC EXCHANGE - You may establish an automatic exchange of shares from one Fund to another. The exchange will occur on or about the 15th day of each month and must be for a minimum of $50 per month. Because this transaction is treated as an exchange, the policies related to the exchange privilege apply. There may be tax consequences associated with these exchanges. Please consult your tax adviser.

          Cross investing may only be made in the Fund that has been previously established with the minimum investment. To request information or to initiate a transaction under either or both of these features, please call 1-800-992-0180.


SIGNATURE GUARANTEE

          A signature guarantee is verification of the authenticity of the signature given by certain authorized institutions. The Company requires a medallion signature guarantee for redemption requests in amounts in excess of $100,000. In addition, if you wish to have your redemption proceeds transferred by wire to your designated bank account, paid to someone other than the shareholder of record, or sent somewhere other than the shareholder address of record, you must provide a medallion signature guarantee with your written redemption instructions regardless of the amount of redemption.

          A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. Please note that signature guarantees are not provided by notaries public. The Company reserves the right to amend or discontinue this policy at any time and establish other criteria for verifying the authenticity of any redemption request.

                                 NET ASSET VALUE

          For the purpose of determining the price at which the Fund's shares are issued and redeemed, the NAV per share is calculated immediately after the daily dividend declaration by: (a) valuing all securities and instruments as set forth below; (b) subtracting the Fund's liabilities; and (c) dividing the resulting amount by the number of shares outstanding. As discussed below, it is the intention of the Fund to maintain a NAV per share of $1.00. The Fund's portfolio instruments are valued on the basis of amortized cost. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold its portfolio. During periods of declining interest rates, the daily yield on shares of the Fund computed as described above may be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all its portfolio instruments. Thus, if the use of amortized cost by the Fund results in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from an investment in a fund utilizing solely market values, and existing investors in the Fund would receive less investment income. The converse would apply in a period of rising interest rates.

         The Fund's use of amortized cost and the maintenance of the Fund's per share net value at $1.00 is based on its election to operate under the provisions of Rule 2a-7 under the 1940 Act. As a condition of operating under that rule, the Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of thirteen months or less, and invest only in securities which are determined by the Board to present minimal credit risks and which are of high quality as required by the Rule, or in the case of any instrument not so rated, considered by the Board to be of comparable quality. Securities in the Fund will consist of money market instruments that have been rated (or whose issuer's short-term debt obligations are rated) in one of the two highest categories (i.e., `Al/Pl') by both S&P and Moody's, two nationally recognized statistical rating organizations ("NRSRO").

          The Fund may invest up to 5% of its assets in any single "Tier I" security (other than U.S. Government securities), measured at the time of acquisition; however, it may invest more than 5% of its assets in a single Tier 1 security for no more than three business days. A "Tier I" security is one that has been rated (or the issuer of such security has been rated) by both S&P and Moody's in the highest rating category or, if unrated, is of comparable quality. A security rated in the highest category by only one of these NRSROs is also considered a Tier 1 security. The Fund may invest up to 25% of its total assets in the first tier securities of a single issuer for a period of up to three business days after the acquisition thereof provided that it may not invest in the securities of more than one issuer in accordance with this provision at any one time.

          In addition, the Fund may invest not more than 5% of its assets in "Tier 2" securities. A Tier 2 security is a security that is (a) rated in the second highest category by either S&P or Moody's or (b) an unrated security that is deemed to be of comparable quality by ING Investments or ING IM. The Fund may invest up to 1.00% of its assets in any single Tier 2 security. The Fund may invest only in a money market instrument that has a remaining maturity of 13 months (397 days) or less, provided that the Fund's average weighted maturity is 90 days or less.

          The SEC requires that the Board adopt a procedure for the periodic comparison of market value to amortized cost and requires that the board promptly consider what, if any, action the fund should take upon the determination that the amortized cost NAV deviated from market value NAV by more that 1/2 of 1 percent. The Valuation Committee of the Fund determines what, if any, action the Fund should take upon the determination that the amortized cost NAV deviated from market value NAV by more that 0.025%. The Valuation Committee notifies the full Board if the the variance is greater than 0.50%.

          The Board has also agreed, as a particular responsibility within the overall duty of care owed to its shareholders, to establish procedures reasonably designed, taking into account current market conditions and the Fund's investment objective, to stabilize the NAV per share as computed for the purposes of sales and redemptions at $1.00. These procedures include periodic review, as the Board deems appropriate and at such intervals as are reasonable in light of current market conditions, of the relationship between the amortized cost value per share and a NAV per share based upon available indications of market value.

          In such a review for the Fund, the investments for which market quotations are readily available are valued at the most recent mean between the bid price (or quoted yield equivalent for such securities or for securities of comparable maturity, quality and type as obtained from one or more of the major market makers for the securities to be valued) and the ask price. Other investments and assets are valued at fair value, as determined in good faith by the Fund's Board. In such a review for the Fund, the investments for which market quotations are readily available are valued at the most recent bid price or quoted yield equivalent for such securities or for securities of comparable maturity, quality and type as obtained from one or more of the major market makers for the securities to be valued. Other investments and assets are valued at fair value, as determined in good faith by the Fund's Board.


                               TAX CONSIDERATIONS


          The following discussion summarizes certain U.S. federal income tax considerations generally affecting the Fund and their shareholders. This discussion does not provide a detailed explanation of all tax consequences, and shareholders are advised to consult their own tax advisers with respect to the particular federal, state, local and foreign tax consequences to them of an investment in the Fund. This discussion is based on Internal Revenue Code of 1986, as amended (the "Code"), Treasury Regulations issued thereunder, and judicial and administrative authorities as in effect on the date of this SAI, all of which are subject to change, which change may be retroactive.

          The Fund intends to qualify as a regulated investment company ("RIC") under the Code. To so qualify and to be taxed as a RIC, the Fund must, among other things: (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities and gains from the sale or other disposition of foreign currencies, or other income (including gains from options, futures contracts and forward contracts) derived with respect to the Fund's business of investing in stocks, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than the securities of other RICs, of any two or more issuers that the Fund controls (i.e., owns 20% or more of the total combined voting power of all classes of stock entitled to vote) and that are determined to be engaged in the same business or similar or related businesses or the securities of certain publicly traded partnerships; and (c) distribute at least 90% of its investment company taxable income

(which includes, among other items, dividends, interest and net short-term capital gain but is computed without regard to capital gain dividends and exempt interest dividends and at least 90% of its net tax-exempt interest) each taxable year.

          The U.S. Treasury Department is authorized to issue regulations providing that foreign currency gains that are not directly related to the Fund's principal business of investing in stock or securities (or options and futures with respect to stock or securities) will be excluded from the income that qualifies for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.

          The status of the Fund as a RIC does not involve government supervision of management or of their investment practices or policies. As a RIC, the Fund generally will be relieved of liability for U.S. federal income tax on that portion of its investment company taxable income and net realized capital gains that it distributes to its shareholders. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement also are subject to a nondeductible 4% excise tax. To prevent application of the excise tax, each Fund currently intends to make distributions in accordance with the calendar year distribution requirement.

          If, in any taxable year, a Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, the Fund's distributions, to the extent derived from its current or accumulated earnings and profits, would constitute dividends (which may be eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. If the Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. Moreover, if the Fund failed to qualify as a RIC for a period greater than one taxable year, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) in order to qualify as a RIC in a subsequent year.

DISTRIBUTIONS

          Dividends of investment company taxable income (including net short-term capital gains) generally are taxable to shareholders as ordinary income, whether paid in cash or invested in Fund shares. Distributions of investment company taxable income may be eligible for the corporate dividends-received deduction and also may be eligible for federal income taxation at long-term capital gain rates in the case of individual shareholders, to the extent attributable to the Fund's qualified dividend income from certain corporations, and if other applicable requirements are met, including, in the case of corporate dividends received deduction, a requirement that the dividends must have been paid by a U.S. corporation. However, the alternative minimum tax applicable to corporations may reduce the benefit of the corporate dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gain over net short-term capital loss) designated by the Fund as capital gain dividends are not eligible for the corporate dividends-received deduction and will generally be taxable to shareholders as long-term capital gains, regardless of the length of time the Fund's shares have been held by a shareholder. The distributions also may be eligible for federal income taxation of long-term capital gain rates in cases of individual shareholders to the extent attributable to the Fund's qualified dividend income from U.S. and certain foreign corporations and other applicable requirements are met. Net capital gains from assets held for one year or less will be taxed as ordinary income. Generally, dividends and distributions are taxable to shareholders, whether received in cash or reinvested in shares of the Fund. Any distributions that are not from the Fund's investment company taxable income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Shareholders will be notified annually as to the federal tax status of dividends and distributions they receive and any tax withheld thereon.

          Dividends, including capital gain dividends, declared in October, November, or December with a record date in such month and paid during the following January will be treated as having been paid by a Fund and received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.


          Distributions by the Fund reduce the net asset value of the Fund shares. Should a distribution reduce the net asset value below a shareholder's cost basis, the distribution nevertheless may be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying shares just prior to a distribution by the Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

ORIGINAL ISSUE DISCOUNT

          Certain debt securities acquired by the Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

          Some of the debt securities may be purchased by the Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any taxable debt security having market discount generally will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. If the amount of market discount is more than a DE MINIMIS amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which such Fund owns an interest in such debt security and receives a principal payment on it. In particular, the Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been included in income. In general the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

FOREIGN CURRENCY TRANSACTIONS

          Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the Fund accrues income or other receivable or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains and losses, may increase or decrease the amount of the Fund's net investment income to be distributed to its shareholders as ordinary income.

PASSIVE FOREIGN INVESTMENT COMPANIES

          The Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute assets which produce passive (i.e., investment type) income or held for the production of passive income or 75% or more of its gross income is passive income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which the Fund held the PFIC stock. The Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

          The Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, another election may be available that involves marking to market the Fund's PFIC stock at the end of each taxable year with the result that unrealized gains are treated as though they were realized and are reported as ordinary income; any mark-to-market losses, as well as loss from an actual disposition of PFIC stock, are reported as ordinary loss to the extent of any net mark-to-market gains included in income in prior years.

          Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject the Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock. Note that distributions from a PFIC are not eligible for the reduced rate of tax on "qualifying dividends."

FOREIGN WITHHOLDING TAXES

          Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and may elect to "pass through" to the Fund's shareholders the amount of foreign income and similar taxes paid by that Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by the Fund, and will be entitled either to deduct (as an itemized deduction) his PRO RATA share of foreign income and similar taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by an individual shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). Each shareholder will be notified within 60 days after the close of the relevant Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year. Furthermore, the amount of the foreign tax credit that is available may be limited to the extent that dividends from a foreign corporation qualify for the lower tax rate on "qualifying dividends."

          Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund's income flows through to its shareholders. With respect to a Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by the Fund. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. The foreign tax credit limitation rules do not apply to certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income. The foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend-paying shares or the shares of the Fund are held by the Fund or the shareholders, as the case may be, for less than 16 days (46 days in the case of preferred shares) during the 30-day period (90-day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares become ex-dividend. Foreign taxes may not be deducted in computing alternative minimum taxable income and the foreign tax credit can be used to offset only 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals. If the Fund is not eligible to make the election to "pass through" to its shareholders its foreign taxes, the foreign income taxes it pays generally will reduce investment company taxable income and the distributions by the Fund will be treated as United States source income.

OPTIONS AND HEDGING TRANSACTIONS AND CERTAIN FINANCIAL INSTRUMENTS


          The taxation of equity options (including options on narrow-based stock indices) and over-the-counter options on debt securities is governed by Code Section 1234. Pursuant to Code Section 1234, with respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

          Certain options and financial contracts in which the Funds may invest are "section 1256 contracts." Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"); however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates as prescribed under the Code) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.


          Generally, the hedging transactions undertaken by the Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by a Fund on positions that are part of the straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to shareholders.

          The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.


          Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

          Notwithstanding any of the foregoing, the Fund may recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment does not apply to certain transactions closed in the 90-day period ending with the 30th day after the close of the Fund's taxable year, if certain conditions are met.

          Requirements relating to the Fund's tax status as a regulated investment company may limit the extent to which the Fund will be able to engage in transactions in options and foreign currency forward contracts.

OTHER INVESTMENT COMPANIES

          It is possible that by investing in other investment companies, the Fund may not be able to meet the calendar year distribution requirement and may be subject to federal income and excise tax. The diversification and distribution requirements applicable to each Fund may limit the extent to which the Fund will be able to invest in other investment companies.

SALE OR OTHER DISPOSITION OF SHARES

          Upon the sale or exchange of his shares, a shareholder generally will realize a taxable gain or loss depending upon his basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, which generally may be eligible for reduced Federal tax rates, depending on the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions in the Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of the Fund's shares held by the shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.


          In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales charge in acquiring the stock of a regulated investment company, (2) the stock is disposed of before the 91st day after the date on which it was acquired, and (3) the shareholder subsequently acquires shares of the same or another regulated investment company and the otherwise applicable sales charge is reduced or eliminated under a "reinvestment right" received upon the initial purchase of shares of stock. In that case, the gain or loss recognized will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially. Sales charges affected by this rule are treated as if they were incurred with respect to the stock acquired under the reinvestment right. This provision may be applied to successive acquisitions of stock.


BACKUP WITHHOLDING

          The Fund generally will be required to withhold federal income tax at a rate equal to the fourth lowest tax rate applicable to unmarried individuals (currently at a rate of 28%) ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish the Fund with the shareholder's correct taxpayer identification number or social security number and to make such certifications as the Fund may require, (2) the IRS notifies the shareholder or the Fund that the taxpayer identification number or social security number furnished by the shareholder is incorrect, (3) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (4) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

FOREIGN SHAREHOLDERS


          Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including distributions of any net short term capital gains) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, and distributions of net long-term capital gains that are designated as capital gain dividends. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

          The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.


OTHER TAXES

          Distributions also may be subject to state, local and foreign taxes. U.S. tax rules applicable to foreign investors may differ significantly from those outlined above. This discussion does not purport to deal with all of the tax consequences applicable to shareholders. Shareholders are advised to consult their own tax advisers for details with respect to the particular tax consequences to them of an investment in a Fund.


                                   DISTRIBUTOR


          Shares of the Fund are distributed by ING Funds Distributor, LLC ("ING Funds Distributor" or "Distributor") pursuant to an underwriting agreement ("Underwriting Agreement") between the Distributor and the Company, on behalf of the Fund. The Underwriting Agreement requires the Distributor to use its best efforts on a continuing basis to solicit purchases of shares of the Fund. The Company and the Distributor have agreed to indemnify each other against certain liabilities. At the discretion of the Distributor, all sales charges may at times be reallowed to an authorized dealer ("Authorized Dealer"). If 90% or more of the sales commission is reallowed, such Authorized Dealer may be deemed to be an "Underwriter" as that term is defined under the Securities Act of 1933 ("1933 Act"). The Underwriting Agreement will remain in effect for one year from its inception date and from year to year thereafter only if its continuance is approved annually by a majority of the Board who are not parties to such agreement or "interested persons" of any such party and must be approved either by votes of a majority of the Directors or a majority of the outstanding voting securities of the Fund. See the Prospectuses for information on how to purchase and sell shares of the Fund, and the charges and expenses associated with an investment. The sales charge retained by the Distributor and the commissions reallowed to selling dealers are not an expense of the Fund and has no effect on the net asset value of the Fund. ING Funds Distributor, 7337 East

Doubletree Ranch Road, Scottsdale, Arizona 85258, is an affiliate of the Adviser and an indirect wholly-owned subsidiary of ING Groep N.V. and an affiliate of ING.

          The Distributor may, at its discretion, pay additional cash compensation to its employee sales staff for sales by certain broker-dealers or "focus firms." The Distributor may pay up to an additional 0.10% to its employee sales staff for sales that are made by registered representatives of these focus firms. As of the date of this SAI, the focus firms are: A.G. Edwards & Sons, Inc.; Advantage Capital Corporation; AIG Financial Advisors, Inc.; American General Securities, Inc.; Banc of America Investment Services, Inc.; Banc of America Securities LLC; Banc One Securities Corporation; Chase Investment Services; Citigroup Global Markets, Inc; Citistreet Equities LLC; Financial Network Investment Corporation; FSC Securities Corporation; H & R Block Financial Advisors LLC; ING Financial Partners, Inc.; JP Morgan Investment, LLC; JP Morgan Securities, Inc.; Linsco Private Ledger Financial Services; Merrill Lynch, Morgan Stanley & Co. Inc.; Morgan Stanley Dean Witter; Multi-Financial Securities Corporation; PrimeVest Financial Services, Inc.; Prudential Investment Management Services, LLC; Prudential Retirement Brokerage Services, Inc.; Prudential Securities; Raymond James & Associates, Inc.; Raymond James Financial Services, Inc.; RBC Dain Rauscher, Inc.; Royal Alliance Associates, Inc.; UBS Financial Services, Inc.; Wachovia Bank; Wachovia Brokerage Services, Inc.; Wachovia Securities Financial Network, Inc.; Wachovia Securities LLC; Wells Fargo Bank; Wells Fargo Bank N.A.; and Wells Fargo Investments LLC.

          For the year ended March 31:



      COMPANY NAME               2006     2005      2004
---------------------------------------------------------
ING Aeltus Money Market Fund     $|_|   $43,183   $49,880



          The following table shows all commissions and other compensation received by each principal underwriter, who is an affiliated person of the Funds or an affiliated person of that affiliated person, directly or indirectly, from the Fund during the Fund's most recent fiscal year:



                                       NET UNDERWRITING   COMPENSATION ON
                   NAME OF PRINCIPAL     DISCOUNTS AND    REDEMPTIONS AND    BROKERAGE        OTHER
      FUND            UNDERWRITER         COMMISSIONS       REPURCHASES     COMMISSIONS   COMPENSATION
------------------------------------------------------------------------------------------------------
ING Aeltus Money   ING Funds                 $|_|              $|_|            $|_|          $|_|
   Market          Distributor LLC



                         CALCULATION OF PERFORMANCE DATA

AVERAGE ANNUAL TOTAL RETURN

          The Fund may, from time to time, include "total return" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:


                       P (1 + T)(TO THE POWER OF n) = ERV

Where: P   = a hypothetical initial payment of $1,000,
       T   = the average annual total return,
       n   = the number of years, and
       ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

          These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).


AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS) QUOTATION

          The Fund may, from time to time, include "total return after taxes on distributions" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:


                         P (1 + T)(TO THE POWER OF n) = ATV SUB (D)

Where: P      = a hypothetical initial payment of $1,000,
       T      = the average annual total return (after taxes on distributions),
       n      = the number of years, and
  ATV SUB (D) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemptions.

          All total return figures assume that all dividends are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (E.G., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The calculations do not consider any potential tax liabilities other than federal tax liability.


AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION) QUOTATION

         The Fund may, from time to time, include "total return after taxes on distributions and redemption" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions and redemption will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:


                     P (1 + T)(TO THE POWER OF n) = ATV SUB (DR)

Where: P       = a hypothetical initial payment of $1,000,
       T       = the average annual total return (after taxes on distributions),
       n       = the number of years, and
  ATV SUB (DR) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.

          All total return figures assume that all dividends are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (E.G., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The ending value is determined by subtracting capital gain taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. The calculations do not consider any potential tax liabilities other than federal tax liability.


ING AELTUS MONEY MARKET FUND YIELD

          Current yield for the Fund will be based on the change in the value of a hypothetical investment (exclusive of capital charges) over a particular seven-day period, less a PRO RATA share of Fund expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Fund assumes that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:


       Effective Yield = [(Base Period Return + 1)(TO THE POWER OF 365/7)] - 1





30-DAY YIELD FOR CERTAIN NON-ING AELTUS MONEY MARKET FUNDS


          Quotations of yield for the other Funds will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income") and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                                        a-b
                              Yield= 2[(----+1)(TO THE POWER OF 6)-1]
                                        cd

Where: a = dividends and interest earned during the period, b = expenses accrued for the period (net of reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and
       d = the maximum offering price per share on the last day of the period.

          Under this formula, interest earned on debt obligations for purposes of "a" above, is calculated by (1) computing the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), (2) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the Fund's portfolio (assuming a month of 30 days) and (3) computing the total of the interest earned on all debt obligations and all dividends accrued on all equity securities during the 30-day or one month period. In computing dividends accrued, dividend income is recognized by accruing 1/360 of the stated dividend rate of a security each day that the security is in the Fund's portfolio. For purposes of "b" above, Rule 12b-1 Plan expenses are included among the expenses accrued for the period. Any amounts representing sales charges will not be included among these expenses; however, the Fund will disclose the maximum sales charge as well as any amount or specific rate of any nonrecurring account charges. Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price calculation required pursuant to "d" above.

          For purposes of this calculation, it is assumed that each month contains 30 days.


          The Fund may also from time to time advertise its yield based on a 30-day or 90-day period ended on a date other than the most recent balance sheet included in the Fund's Registration Statement, computed in accordance with the yield formula described above, as adjusted to conform with the differing period for which the yield computation is based. Any quotation of performance stated in terms of yield (whether based on a 30-day or 90-day period) will be given no greater prominence than the information prescribed under SEC rules. In addition, all advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

          The Fund may also publish a distribution rate in sales literature and in investor communications preceded or accompanied by a copy of the current Prospectus. The current distribution rate for the Fund is the annualization of the Fund's distribution per share divided by the maximum offering price per share of a Fund at the respective month-end. The current distribution rate may differ from current yield because the distribution rate may contain items of capital gain and other items of income, while yield reflects only earned net investment income. In each case, the yield, distribution rates and total return figures will reflect all recurring charges against Fund income and will assume the payment of the maximum sales load, including any applicable contingent deferred sales charge.


ADDITIONAL PERFORMANCE QUOTATIONS

          Advertisements of total return will always show a calculation that includes the effect of the maximum sales charge but may also show total return without giving effect to that charge. Because these additional quotations will not reflect the maximum sales charge payable, these performance quotations will be higher than the performance quotations that reflect the maximum sales charge.

          Total returns and yields are based on past results and are not necessarily a prediction of future performance.

                             PERFORMANCE COMPARISONS


          In reports or other communications to shareholders or in advertising material, the Fund may compare the performance of its Class A, Class B, Class C, and Class I Shares with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., CDA Technologies, Inc., Value Line, Inc. or similar independent services that monitor the performance of mutual funds or with other appropriate indexes of investment securities. In addition, certain indexes may be used to illustrate historic performance of select asset classes. The performance information may also include evaluations of the Fund published by nationally recognized ranking services and by financial publications that are nationally recognized, such as BUSINESS WEEK, FORBES, FORTUNE, INSTITUTIONAL INVESTOR, MONEY and THE WALL STREET JOURNAL. If the Fund compares its performance to other funds or to relevant indexes, the Fund's performance will be stated in the same terms in which such comparative data and indexes are stated, which is normally total return rather than yield. For these purposes the performance of the Fund, as well as the performance of such investment companies or indexes, may not reflect sales charges, which, if reflected, would reduce performance results.

          The average annual total returns, including sales charges, for each class of shares of the Fund for the one-, five-, and ten-year periods ended March 31, 2006, if applicable, and for classes that have not been in operation for ten years, the average annual total return from for the period from commencement of operations to the latest fiscal year end, is as follows:

TOTAL RETURN QUOTATIONS AS OF MARCH 31, 2006:

ING AELTUS MONEY MARKET FUND                       1 YEAR   5 YEARS   10 YEARS   INCEPTION DATE*
------------------------------------------------------------------------------------------------
Class A (assuming payment of the front-end sales    |_| %    |_| %      |_| %      04/15/1994
load)
Class B (assuming payment of the CDSC)              |_| %    |_| %      |_| %      03/01/1999
Class C (assuming payment of the CDSC)              |_| %    |_| %      |_| %      06/30/1998
Class I                                             |_| %    |_| %      |_| %      01/03/1992



* The inception dates above represent the commencement of investment operations, which may not coincide with the effective date of the post-effective amendment to the registration statement through which the Fund was added.


                              FINANCIAL STATEMENTS


          The Financial Statements and the independent registered public accounting firm's reports, thereon, appearing in the Company's annual shareholder reports for the periods ended March 31, 2006 are incorporated by reference into this SAI. The company's annual and semi-annual shareholder reports are available upon request and without charge by calling 1-800-992-0180.

                                   APPENDIX A

                                    ING FUNDS

                                   ----------

                     PROXY VOTING PROCEDURES AND GUIDELINES

                          EFFECTIVE DATE: JULY 29, 2003
                          REVISION DATE: MARCH 30, 2006

                                   ----------

I.   INTRODUCTION

The following are the Proxy Voting Procedures and Guidelines (the "Procedures and Guidelines") of the ING Funds set forth on EXHIBIT 1 attached hereto and each portfolio or series thereof (each a "Fund" and collectively, the "Funds"). The purpose of these Procedures and Guidelines is to set forth the process by which each Fund will vote proxies related to the equity assets in its investment portfolio (the "portfolio securities"). The Procedures and Guidelines have been approved by the Funds' Boards of Trustees/Directors(1) (each a "Board" and collectively, the "Boards"), including a majority of the independent Trustees/Directors(2) of the Board. Only the Board may amend these Procedures and Guidelines. The Board shall review these Procedures and Guidelines at its discretion, and make any revisions thereto as deemed appropriate by the Board.

II.  DELEGATION OF VOTING AUTHORITY

The Board hereby delegates to ING Investments, LLC (the "Adviser") the authority and responsibility to vote all proxies with respect to all portfolio securities of the Fund, in accordance with the then-current Procedures and Guidelines approved by the Board. The Board may revoke such delegation with respect to any proxy or proposal, and assume the responsibility of voting any Fund proxy or proxies, as it deems appropriate. The President or Chief Financial Officer of a Fund may approve non-material amendments to the Procedures and Guidelines for immediate implementation, subject to ratification at the next regularly scheduled meeting of the Board.

When a Fund participates in the lending of its securities and the securities are on loan at record date, proxies related to such securities will not be forwarded to the Adviser by the Fund's custodian and therefore will not be voted.

----------

(1) Reference in these Procedures to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Board at issue. No provision in these Procedures is intended to impose any duty upon the particular Board with respect to any other Fund.

(2) The independent Trustees/Directors are those Board members who are not "interested persons" of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

III. APPROVAL AND REVIEW OF PROCEDURES

The Adviser has adopted proxy voting procedures in connection with the voting of portfolio securities for the Funds as attached hereto in EXHIBIT 3. The Board hereby approves such procedures.

Any material changes to the Adviser's proxy voting procedures (the "Adviser Procedures") must be approved by the Board prior to voting any Fund proxies in accordance with such amended procedures. The President or Chief Financial Officer of the Adviser may approve non-material amendments to the Procedures and Guidelines for immediate implementation, subject to ratification at the next regularly scheduled meeting of the Board of the Fund.

IV.  VOTING PROCEDURES AND GUIDELINES

The Guidelines that are set forth in EXHIBIT 4 hereto specify the manner in which the Funds generally will vote with respect to the proposals discussed therein.

Unless otherwise noted, the defined terms used hereafter shall have the same meaning as defined in the Adviser Procedures.

     A.   Routine Matters

     The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear "For," "Against," "Withhold" or "Abstain" on a proposal. However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional (as such term is defined for purposes of the Adviser Procedures) recommends a vote contrary to the Guidelines.

     B.   Matters Requiring Case-by-Case Consideration

     The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted "case-by-case" consideration.

     Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

     Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent's recommendation, the Proxy Coordinator will forward the Agent's analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

     The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with a voting deadline, it shall be the policy of the Funds to vote in accordance with the Agent's recommendation, unless the Agent's recommendation is deemed to be conflicted as provided for under the Adviser Procedures, in which case no action shall be taken on such matter (I.E., a "Non-Vote").

          1. WITHIN-GUIDELINES VOTES: Votes in Accordance with a Fund's Guidelines and/or, where applicable, Agent Recommendation

          In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner. No Conflicts Report (as such term is defined for purposes of the Adviser Procedures) is required in connection with Within-Guidelines Votes.

          2.   NON-VOTES: Votes in Which No Action is Taken

          The Proxy Group may recommend that a Fund refrain from voting under the following circumstances: (1) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant, E.G., proxies in connection with securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, E.G., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy. The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group's review of a specific proxy. It is noted a Non-Vote determination would generally not be made in connection with voting rights received pursuant to class action participation; while a Fund may no longer hold the security, a continuing economic effect on shareholders' interests is likely.

          Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders' rights are limited, Non-Votes may also occur in connection with a Fund's related inability to timely access ballots or other proxy information in connection with its portfolio securities.

          Non-Votes may also result in certain cases in which the Agent's recommendation has been deemed to be conflicted, as described in
          Section IV.B. above and Section V. below.

          3. OUT-OF-GUIDELINES VOTES: Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent's Recommendation is Conflicted

          If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Procedures and Guidelines are silent, or the Agent's recommendation on a matter requiring case-by-case consideration is deemed to be conflicted as provided for under the Adviser Procedures, the Proxy Coordinator will then request that all members of the Proxy Group, including any members not in attendance at the meeting at which the relevant proxy is being considered, and each Investment Professional participating in the voting process complete a Conflicts Report (as such term is defined for purposes of the Adviser Procedures), in substantially the form attached hereto as EXHIBIT 2. As provided for in the Adviser Procedures, the Proxy Coordinator shall be responsible for identifying to Counsel potential conflicts of interest with respect to the Agent.

          If Counsel determines that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as directed by the Guidelines, or in accordance with the recommendation of the Agent, where applicable. Cases in which any member of the Proxy Group or a participating Investment Professional has failed to complete and return a Conflicts Report shall be treated as if a conflict of interest appears to exist, except that, upon Counsel's finding that a conflict of interest exists with respect to one or more members of the Proxy Group or the Advisers generally, the remaining members of the Proxy Group shall not be required to complete a Conflicts Report in connection with the proxy.

          If Counsel determines that each member of the Proxy Group has completed and returned a Conflicts Report and there does not appear to be a conflict of interest with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

V.   CONFLICTS OF INTEREST

In any case in which there appears to be a conflict of interest with respect to the Agent's recommendation on a matter requiring case-by-case consideration, no action shall be taken on such matter (I.E., a "Non-Vote"). In any case in which a member of the Proxy Group has failed to complete and return a Conflicts Report when so required, or in which there appears to be a conflict of interest with respect to any member of the Proxy Group or any Investment Professional participating in the voting process, the Agent will be directed to vote Within

Guidelines so that the Adviser shall have no opportunity to vote a Fund's proxy in a situation in which the Adviser or certain other related parties may be deemed to have a conflict of interest.

VI.  REPORTING AND RECORD RETENTION

     A.   Reporting by the Funds

          Annually in August, each Fund will post its proxy voting record or a link thereto for the prior one-year period ending on June 30th on the ING Funds website. The proxy voting record for each Fund will also be available in the EDGAR database on the SEC's website.

     B.   Reporting to the Boards

          At each regularly scheduled meeting, the Board will receive a report from the Adviser's Proxy Coordinator indicating each proxy proposal, or a summary of such proposals, (1) that was voted Out-of-Guidelines; and (2) for which the Proxy Group initially recommended a vote Out-of-Guidelines, but which was ultimately voted Within Guidelines in accordance with Section V hereof. Such report shall indicate the name of the issuer, the substance of the proposal, and the reasons for voting, or recommending, an Out-of-Guidelines Vote.

                                    EXHIBIT 1
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES

                         ING VP BALANCED PORTFOLIO, INC.
                    ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
                                  ING GET FUNDS
                              ING VP BOND PORTFOLIO
                          ING VP MONEY MARKET PORTFOLIO
                               ING VARIABLE FUNDS
                          ING VARIABLE PORTFOLIOS, INC.
                              ING SERIES FUND, INC.

                                    EXHIBIT 2
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES

                            FORM OF CONFLICTS REPORT

            FORM OF CONFLICT OF INTEREST REPORT - PROXY GROUP MEMBERS
                          PROXY VOTING OF THE ING FUNDS

ISSUER:
MEETING DATE:

1. To your knowledge, do you, or anyone in your immediate household, have a personal relationship of any sort with the Issuer, its officers, directors, or employees, or might you, or anyone in your immediate household, be affected by the outcome of the proxy proposal? This does not include former business relationships with which you have had no communication for at least one year and have no expectation of future or ongoing communication.
     EXPLANATION:                                                    YES     NO
                                                                     / /    / /

2. To your knowledge, (1) does any ING Entity have a Material Business Relationship with the Issuer or (2) is any ING Entity actively seeking to have a Material Business Relationship with the Issuer?
     EXPLANATION:                                                    YES     NO
                                                                     / /    / /

3. Have you, or, to your knowledge, anyone else employed by an ING Entity, been contacted by any person or organization, including another ING employee or affiliate, with a recommendation or request that a proxy be voted for (or against) a particular proposal with respect to the Issuer? This includes communications from the Issuer or its Affiliates, from a shareholder, or from a commercial, union or any other special interest group, but would not include routine communications from proxy solicitors.
     EXPLANATION:                                                    YES     NO
                                                                     / /    / /

4. Are you aware of any other information that might lead a reasonable person to conclude that an ING Entity appears to have a conflict of interest with respect to the proxy proposal?
     EXPLANATION:                                                    YES     NO
                                                                     / /    / /

NAME:                                            DATE:

CERTIFICATION: As a member of the Proxy Group, I understand that I have a fiduciary duty to vote Fund proxies solely in the best interests of the Fund(s) and its (their) shareholders. I certify that my recommendation with respect to the vote on the proxy proposal relating to the Issuer noted above is based solely on this criterion.

DEFINITIONS:

AFFILIATE means (A) any company directly or indirectly owning, controlling, or holding with power to vote, 5% or more of the outstanding voting securities of the Issuer; (B) any company 5% or more of whose outstanding voting securities are directly or indirectly owned, controlled, or held with power to vote, by the issuer; (C) any company directly or indirectly controlling, controlled by, or under common control with, the Issuer; (D) any officer, director, partner, copartner, or employee of the Issuer; (E) if the Issuer is an investment company, any investment adviser thereof or any member of an advisory board thereof; and (F) if the Issuer is an unincorporated investment company not having a board of directors, the depositor thereof.

ING ENTITY means all direct and indirect subsidiaries, joint ventures and business units of ING Groep N.V., including, but not limited to, ING Investments, LLC, ING Funds Distributor, LLC, ING Investment Management Co., ING Investment Management Americas, Directed Services, Inc., ING Life Insurance and Annuity Company and ING Financial Advisers, LLC.

ISSUER includes the company with respect to which the proxy is solicited, and any other entity which you know to be affiliated therewith, such as a pension plan, joint venture, merger partner, subsidiary or parent, or company under common control, but does not include entities associated with the Issuer solely through the provision of consulting, advisory or other professional services.

MATERIAL BUSINESS RELATIONSHIP means, but, subject to review by Counsel, may not be limited to, a relationship which you know to constitute (1) participation in a joint venture, (2) revenues to ING of $1 million or more per year, or (3) ownership by ING of more than 5% of the outstanding securities of the ISSUER ("5% Issuer") (except that an Issuer's affiliation with a 5% Issuer shall not constitute a DE FACTO conflict of interest for ING with the first Issuer).

       ** PLEASE RETURN TO ING FUNDS PROXY COORDINATOR AT 480-477-2786 OR
                        proxycoordinator@ingfunds.com **

                                    EXHIBIT 3
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES

                              ING INVESTMENTS, LLC,
                             DIRECTED SERVICES, INC.
                                       AND
                     ING LIFE INSURANCE AND ANNUITY COMPANY

                                   ----------

                             PROXY VOTING PROCEDURES

                                   ----------

I.   INTRODUCTION

ING Investments, LLC, Directed Services, Inc. and ING Life Insurance and Annuity Company (each an "Adviser" and collectively, the "Advisers") are the investment advisers for the registered investment companies and each series or portfolio thereof (each a "Fund" and collectively, the "Funds") comprising the ING family of funds. As such, the Advisers have been delegated the authority to vote proxies with respect to securities for the Funds over which they have day-to-day portfolio management responsibility.

The Advisers will abide by the proxy voting guidelines adopted by a Fund's respective Board of Directors or Trustees (each a "Board" and collectively, the "Boards") with regard to the voting of proxies unless otherwise provided in the proxy voting procedures adopted by a Fund's Board.

In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

The following are the Proxy Voting Procedures of ING Investments, LLC, Directed Services, Inc. and ING Life Insurance and Annuity Company (the "Adviser Procedures") with respect to the voting of proxies on behalf of their client Funds as approved by the respective Board of each Fund.

Unless otherwise noted, best efforts shall be used to vote proxies in all instances.

II.  ROLES AND RESPONSIBILITIES

     A.   Proxy Coordinator

     The Proxy Coordinator identified in Appendix 1 will assist in the coordination of the voting of each Fund's proxies in accordance with the ING Funds Proxy Voting Procedures and Guidelines (the "Procedures" or "Guidelines" and collectively the "Procedures and Guidelines"). The Proxy Coordinator is authorized to direct the Agent to vote a Fund's proxy in accordance with the Procedures and Guidelines unless the Proxy Coordinator receives a recommendation from an Investment Professional (as described below) to vote contrary to the Procedures and Guidelines. In such event, and in connection with proxy proposals requiring case-by-case consideration (except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent's recommendation), the Proxy Coordinator will call a meeting of the Proxy Group (as described below).

     Responsibilities assigned herein to the Proxy Coordinator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers' affiliates as are deemed appropriate by the Proxy Group.

     Unless specified otherwise, information provided to the Proxy Coordinator in connection with duties of the parties described herein shall be deemed delivered to the Advisers.

     B.   Agent

     An independent proxy voting service (the "Agent"), as approved by the Board of each Fund, shall be engaged to assist in the voting of Fund proxies for publicly traded securities through the provision of vote analysis, implementation, recordkeeping and disclosure services. The Agent is Institutional Shareholder Services, Inc. The Agent is responsible for coordinating with the Funds' custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. To the extent applicable, the Agent is required to vote and/or refer all proxies in accordance with these Adviser Procedures. The Agent will retain a record of all proxy votes handled by the Agent. Such record must reflect all the information required to be disclosed in a Fund's Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Adviser upon request.

     The Agent shall be instructed to vote all proxies in accordance with a Fund's Guidelines, except as otherwise instructed through the Proxy Coordinator by the Adviser's Proxy Group, or a Fund's Valuation, Proxy and Brokerage Committee ("Committee").

     The Agent shall be instructed to obtain all proxies from the Funds' custodians and to review each proxy proposal against the Guidelines. The Agent also shall be requested to call the Proxy Coordinator's attention to specific proxy proposals that although governed by the Guidelines appear to involve unusual or controversial issues.

     Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services voting to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein. Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.

     C.   Proxy Group

     The Adviser shall establish a Proxy Group (the "Group" or "Proxy Group") which shall assist in the review of the Agent's recommendations when a proxy voting issue is referred to the Group through the Proxy Coordinator. The members of the Proxy Group, which may include employees of the Advisers' affiliates, are identified in Appendix 1, as may be amended from time at the Advisers' discretion.

     A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is either the Fund's Chief Investment Risk Officer or Chief Financial Officer) shall constitute a quorum for purposes of taking action at any meeting of the Group. The vote of a simple majority of the members present and voting shall determine any matter submitted to a vote. Tie votes shall be broken by securing the vote of members not present at the meeting; provided, however, that the Proxy Coordinator shall ensure compliance with all applicable voting and conflict of interest procedures and shall use best efforts to secure votes from all or as many absent members as may reasonably be accomplished. The Proxy Group may meet in person or by telephone. The Proxy Group also may take action via electronic mail in lieu of a meeting, provided that each Group member has received a copy of any relevant electronic mail transmissions circulated by each other participating Group member prior to voting and provided that the Proxy Coordinator follows the directions of a majority of a quorum (as defined above) responding via electronic mail. For all votes taken in person or by telephone or teleconference, the vote shall be taken outside the presence of any person other than the members of the Proxy Group and such other persons whose attendance may be deemed appropriate by the Proxy Group from time to time in furtherance of its duties or the day-to-day administration of the Funds. In its discretion, the Proxy Group may provide the Proxy Coordinator with standing instructions to perform responsibilities assigned herein to the Proxy Group, or activities in support thereof, on its behalf, provided that such instructions do not contravene any requirements of these Adviser Procedures or a Fund's Procedures and Guidelines.

     A meeting of the Proxy Group will be held whenever (1) the Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund's proxy contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, (2) the Agent has made no recommendation with respect to a vote on a proposal, or (3) a matter requires case-by-case consideration, including those in which the Agent's recommendation is deemed to be conflicted as provided for under these Adviser Procedures, provided that, if the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent's recommendation and no issue of conflict must be considered, the Proxy Coordinator may implement the instructions without calling a meeting of the Proxy Group.

     For each proposal referred to the Proxy Group, it will review (1) the relevant Procedures and Guidelines, (2) the recommendation of the Agent, if any, (3) the recommendation of the Investment Professional(s), if any, and
     (4) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of a recommendation.

     If the Proxy Group recommends that a Fund vote in accordance with the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Coordinator to so advise the Agent.

     If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent's recommendation on a matter requiring case-by-case consideration is deemed to be conflicted, it shall follow the procedures for such voting as established by a Fund's Board.

     The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with to a voting deadline, the Proxy Coordinator shall follow the procedures for such voting as established by a Fund's Board.

     D.   Investment Professionals

     The Funds' Advisers, sub-advisers and/or portfolio managers (each referred to herein as an "Investment Professional" and collectively, "Investment Professionals") may submit, or be asked to submit, a recommendation to the Proxy Group regarding the voting of proxies related to the portfolio securities over which they have day-to-day portfolio management responsibility. The Investment Professionals may accompany their recommendation with any other research materials that they deem appropriate or with a request that lending activity with respect to the relevant security be reviewed, such requests to be timely considered by the Proxy Group.

III. VOTING PROCEDURES

     A. In all cases, the Adviser shall follow the voting procedures as set forth in the Procedures and Guidelines of the Fund on whose behalf the Adviser is exercising delegated authority to vote.

     B.   Routine Matters

     The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear "For", "Against," "Withhold" or "Abstain" on a proposal. However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional recommends a vote contrary to the Guidelines.

     C.   Matters Requiring Case-by-Case Consideration

     The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted "case-by-case" consideration.

     Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

     Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent's recommendation, the Proxy Coordinator will forward the Agent's analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

          1. WITHIN-GUIDELINES VOTES: Votes in Accordance with a Fund's Guidelines and/or, where applicable, Agent Recommendation

          In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner. No Conflicts Report (as such term is defined herein) is required in connection with Within-Guidelines Votes.

          2.   NON-VOTES: Votes in Which No Action is Taken

          The Proxy Group may recommend that a Fund refrain from voting under the following circumstances: (1) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant, E.G., proxies in connection with securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, E.G., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy

          Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy. The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group's review of a specific proxy. It is noted a Non-Vote determination would generally not be made in connection with voting rights received pursuant to class action participation; while a Fund may no longer hold the security, a continuing economic effect on shareholders' interests is likely.

          Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders' rights are limited, Non-Votes may also occur in connection with a Fund's related inability to timely access ballots or other proxy information in connection with its portfolio securities.

          Non-Votes may also result in certain cases in which the Agent's recommendation has been deemed to be conflicted, as provided for in the Funds' Procedures.

          3. OUT-OF-GUIDELINES VOTES: Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent's Recommendation is Conflicted

          If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Procedures and Guidelines are silent, or the Agent's recommendation on a matter requiring case-by-case consideration is deemed to be conflicted as provided for under these Adviser Procedures, the Proxy Coordinator will then implement the procedures for handling such votes as adopted by the Fund's Board.

          4. The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund's Valuation, Proxy and Brokerage Committee, all applicable recommendations, analysis, research and Conflicts Reports.

IV.  ASSESSMENT OF THE AGENT AND CONFLICTS OF INTEREST

In furtherance of the Advisers' fiduciary duty to the Funds and their beneficial owners, the Advisers shall establish the following:

     A.   Assessment of the Agent

          The Advisers shall establish that the Agent (1) is independent from the Advisers, (2) has resources that indicate it can competently provide analysis of proxy issues and (3) can make recommendations in an impartial manner and in the best interests of the Funds and their beneficial owners. The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the

          Advisers may deem reasonably appropriate and shall do not less than annually as well as prior to engaging the services of any new proxy service. The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent's independence, competence or impartiality.

          Information provided in connection with assessment of the Agent shall be forwarded to a member of the mutual funds practice group of ING US Legal Services ("Counsel") for review. Counsel shall review such information and advise the Proxy Coordinator as to whether a material concern exists and if so, determine the most appropriate course of action to eliminate such concern.

     B.   Conflicts of Interest

          The Advisers shall establish and maintain procedures to identify and address conflicts that may arise from time to time concerning the Agent. Upon the Advisers' request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent's proxy analysis or recommendations. The Proxy Coordinator shall forward all such information to Counsel for review. Counsel shall review such information and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund's Procedures and Guidelines.

In connection with their participation in the voting process for portfolio securities, each member of the Proxy Group, and each Investment Professional participating in the voting process, must act solely in the best interests of the beneficial owners of the applicable Fund. The members of the Proxy Group may not subordinate the interests of the Fund's beneficial owners to unrelated objectives, including taking steps to reasonably insulate the voting process from any conflict of interest that may exist in connection with the Agent's services or utilization thereof.

For all matters for which the Proxy Group recommends an Out-of-Guidelines Vote, the Proxy Coordinator will implement the procedures for handling such votes as adopted by the Fund's Board, including completion of such Conflicts Reports as may be required under the Fund's Procedures. Completed Conflicts Reports shall be provided to the Proxy Coordinator within two (2) business days. Such Conflicts Report should describe any known conflicts of either a business or personal nature, and set forth any contacts with respect to the referral item with non-investment personnel in its organization or with outside parties (except for routine communications from proxy solicitors). The Conflicts Report should also include written confirmation that any recommendation from an Investment Professional provided in connection with an Out-of-Guidelines Vote or under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

The Proxy Coordinator shall forward all Conflicts Reports to Counsel for review. Counsel shall review each report and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund's Procedures and Guidelines.

V.   REPORTING AND RECORD RETENTION

The Adviser shall maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following: (1) A copy of each proxy statement received regarding a Fund's portfolio securities. Such proxy statements received from issuers are available either in the SEC's EDGAR database or are kept by the Agent and are available upon request. (2) A record of each vote cast on behalf of a Fund. (3) A copy of any document created by the Adviser that was material to making a decision how to vote a proxy, or that memorializes the basis for that decision. (4) A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Adviser voted proxies on behalf of a Fund. All proxy voting materials and supporting documentation will be retained for a minimum of six (6) years.

                                   APPENDIX 1
                                     TO THE
                        ADVISERS' PROXY VOTING PROCEDURES

PROXY GROUP FOR REGISTERED INVESTMENT COMPANY CLIENTS OF ING INVESTMENTS, LLC, DIRECTED SERVICES, INC. AND ING LIFE INSURANCE AND ANNUITY COMPANY:

        NAME                                      TITLE OR AFFILIATION
Stanley D. Vyner               Chief Investment Risk Officer and Executive Vice President,
                               ING Investments, LLC

Todd Modic                     Senior Vice President, ING Funds Services, LLC and ING
                               Investments, LLC; and Chief Financial Officer of the ING Funds

Maria Anderson                 Vice President of Fund Compliance, ING Funds Services, LLC

Karla J. Bos                   Proxy Coordinator for the ING Funds and Manager - Special
                               Projects, ING Funds Services, LLC

Julius Drelick                 Head of Product Strategy, ING Funds Services, LLC

Theresa K. Kelety, Esq.        Counsel, ING Americas US Legal Services

Steve Wastek, Esq.             Counsel, ING Americas US Legal Services


Effective as of May 27, 2005

                                    EXHIBIT 4
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES

                                   ----------

                    PROXY VOTING GUIDELINES OF THE ING FUNDS

                                   ----------

I.   INTRODUCTION

The following is a statement of the Proxy Voting Guidelines ("Guidelines") that have been adopted by the respective Boards of Directors or Trustees of each Fund. Unless otherwise provided for herein, any defined term used herein shall have the meaning assigned to it in the Funds' and Advisers' Proxy Voting Procedures (the "Procedures").

Proxies must be voted in the best interest of the Fund(s). The Guidelines summarize the Funds' positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with particular issues. The Guidelines are not exhaustive and do not include all potential voting issues.

The Adviser, in exercising its delegated authority, will abide by the Guidelines as outlined below with regard to the voting of proxies except as otherwise provided in the Procedures. In voting proxies, the Adviser is guided by general fiduciary principles. It must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Adviser will not subordinate the interest of beneficial owners to unrelated objectives. The Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

II.  GUIDELINES

The following Guidelines are grouped according to the types of proposals generally presented to shareholders of U.S. issuers: Board of Directors, Proxy Contests, Auditors, Proxy Contest Defenses, Tender Offer Defenses, Miscellaneous, Capital Structure, Executive and Director Compensation, State of Incorporation, Mergers and Corporate Restructurings, Mutual Fund Proxies and Social and Environmental Issues. An additional section addresses proposals most frequently found in global proxies.

GENERAL POLICIES
These Guidelines apply to securities of publicly traded companies and to those of privately held companies if publicly available disclosure permits such application. All matters for which such disclosure is not available shall be considered CASE-BY-CASE.

It shall generally be the policy of the Funds to take no action on a proxy for which no Fund holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast.

In all cases receiving CASE-BY-CASE consideration, including cases not specifically provided for under these Guidelines, unless otherwise provided for under these Guidelines, it shall generally be the policy of the Funds to vote in accordance with the recommendation provided by the Funds' Agent, Institutional Shareholder Services, Inc.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote in accordance with the Agent's recommendation in cases in which such recommendation aligns with the recommendation of the relevant issuer's management. However, this policy shall not apply to CASE-BY-CASE proposals for which a contrary recommendation from the Investment Professional for the relevant Fund has been received and is to be utilized, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process required under the Procedures.

Recommendations from the Investment Professionals, while not required under the Procedures, are likely to be considered with respect to proxies for private equity securities and/or proposals related to merger transactions/corporate restructurings, proxy contests related to takeover bids/contested business combinations, or unusual or controversial issues. Such input shall be given primary consideration with respect to CASE-BY-CASE proposals being considered on behalf of the relevant Fund.

The foregoing policies may be overridden in any case as provided for in the Procedures. Similarly, the Procedures provide that proposals whose Guidelines prescribe a firm voting position may instead be considered on a CASE-BY-CASE basis in cases in which unusual or controversial circumstances so dictate.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer may be or become subject. No proposal shall be supported whose implementation would contravene such requirements.

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
THE BOARD OF DIRECTORS

Unless otherwise provided for herein, the Agent's standards with respect to determining director independence shall apply. These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat. Agreement with the Agent's independence standards shall not dictate that a Fund's vote shall be cast according to the Agent's corresponding recommendation.

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
Voting on director nominees in uncontested elections not subject to specific          Case-by-Case
policies described herein

Voting on independent outside director nominees in any cases in which                 Case-by-Case
application of the policies described herein would result in withholding votes from the majority of independent outside directors sitting on a board, or removal of such directors would negatively impact majority board independence

Votes from a nominee who, during both of the most recent two years, attended            Withhold
less than 75 percent of the board and committee meetings without a valid reason for the absences. Do not withhold votes in connection with attendance issues for nominees who have served on the board for less than the two most recent years.

Votes from a nominee in connection with poison pill considerations (E.G.,               Withhold
failure to remove restrictive features or ensure expiration or submission to shareholders for vote) only in cases for which culpability for implementation or renewal of the pill in such form can be specifically attributed to the nominee

Provided that a nominee served on the board during the relevant time period,            Withhold
votes from a nominee who has failed to implement a shareholder proposal that was approved by (1) a majority of the issuer's shares outstanding (most recent annual meeting) or (2) a majority of the votes cast for two consecutive years.
However, in the case of shareholder proposals seeking shareholder ratification of a poison pill, generally DO NOT WITHHOLD votes from a nominee in such cases if the company has already implemented a policy that should reasonably prevent abusive use of the pill.

Voting on a nominee who has not acted upon WITHHOLD votes representing a              Case-by-Case
majority of the votes cast at the previous annual meeting

Votes from inside directors or affiliated outside directors who sit on the audit        Withhold
committee

Votes from inside directors or affiliated outside directors who sit on the          Do Not Withhold
nominating or compensation committee, provided that such committee meets the applicable independence requirements of the relevant listing exchange. However, consider such nominees on a CASE-BY-CASE basis if the committee is majority insider-controlled.

Votes from inside directors or affiliated outside directors if the full board       Do Not Withhold
serves as the compensation or nominating committee OR has not created one or both committees, provided that the issuer is in compliance with all provisions of the listing exchange in connection with performance of relevant functions
(E.G., performance of relevant

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
functions by a majority of independent directors in lieu of the formation of a separate committee).

In cases in which the Agent has identified a "pay for performance disconnect",      Do Not Withhold
votes on nominees who sit on the compensation committee or from the pay package recipient.

     -    Compensation committee members who served during the relevant time          Case-by-Case
          period if the Agent has raised other considerations regarding compensation practices, but DO NOT WITHHOLD votes for this reason from the pay package recipient if also sitting for election but not a compensation committee member

Independent outside director nominees serving on the audit committee, but if               For
total non-audit fees exceed the total of audit fees, audit-related fees and tax compliance and preparation fees, do vote against auditor ratification if concerns exist regarding such fees, E.G., that remuneration for the non-audit work is so lucrative as to taint the auditor's independence or is excessive in connection with the level and type of services provided.

It shall generally be the policy of the Funds that a board should be majority         Case-by-Case
independent. Inside director or affiliated outside director nominees in cases in which the full board is not majority independent, excluding any non-voting director (E.G., director emeritus or advisory director) in calculations with respect to majority board independence. When conditions contributing to a lack of majority independence remain substantially similar to those in the previous year, it shall generally be the policy of the Funds to WITHHOLD or vote FOR nominees in a manner consistent with votes cast by the Fund(s) in the previous year.

Nominees who sit on up to (and including) seven public company boards, unless              For
the nominee is also CEO of a public company, in which case the public company board threshold shall be four

Nominees who are not public company CEOs but sit on more than seven public            Case-by-Case
company boards, or public company CEO nominees who sit on more than four public company boards

Proposals Regarding Board Composition or Board Service

     -    Shareholder proposals to impose new board structures or policies,              Against
          including those requiring that the positions of Chairman and CEO be held separately, except consider such proposals on a CASE-BY-CASE basis if the board is not majority independent or pervasive corporate governance concerns have

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
          been identified.

     -    Management proposals to adopt or amend board structures or policies,             For
          except consider such proposals on a CASE-BY-CASE basis if the board is not majority independent, pervasive corporate governance concerns have been identified, or the proposal may result in a material reduction in shareholders' rights.

     -    Shareholder proposals seeking more than a simple majority of                   Against
          independent directors

     -    Shareholder proposals asking that board compensation and/or nominating         Against
          committees be composed exclusively of independent directors

     -    Shareholder proposals to limit the number of public company boards on          Against
          which a director may serve

     -    Shareholder proposals that seek to redefine director independence or           Against
          directors' specific roles (E.G., responsibilities of the lead director)

     -    Shareholder proposals requesting creation of additional board                  Against
          committees or offices, except as otherwise provided for herein

     -    Shareholder proposals that seek creation of an audit, compensation or            For
          nominating committee of the board, unless the committee in question is already in existence or the issuer has availed itself of an applicable exemption of the listing exchange (E.G., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee)

     -    Shareholder proposals to limit the tenure of outside directors                 Against

     -    Shareholder proposals to impose a mandatory retirement age for outside         Against
          directors unless the proposal seeks to relax existing standards, but generally DO NOT VOTE AGAINST management proposals seeking to establish a retirement age for directors

Shareholder proposals requiring directors to own a minimum amount of company             Against
stock in order to qualify as a director or to remain on the board

Director and Officer Indemnification and Liability Protection                         Case-by-Case

     -    Limit or eliminate entirely directors' and officers' liability for             Against
          monetary damages for violating the duty of care

     -    Proposals that would expand coverage beyond just legal                         Against

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
          expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness

     -    Proposals providing such expanded coverage in cases when a director's            For
          or officer's legal defense was unsuccessful if:

          (1) The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and
          (2)  Only if the director's legal expenses would be covered

PROXY CONTESTS

Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals in connection with proxy contests related to takeover bids or other contested business combinations being considered on behalf of that Fund.

Voting for director nominees in contested elections                                   Case-by-Case

Reimburse proxy solicitation expenses                                                 Case-by-Case

AUDITORS

Management proposals to ratify auditors, except in cases of high non-audit fees            For
Non-Audit Services

     -    Approval of auditors when total non-audit fees exceed the total of          Case-by-Case
          audit fees, audit-related fees and tax compliance and preparation fees. Vote AGAINST management proposals to ratify auditors in cases in which concerns exist that remuneration for the non-audit work is so lucrative as to taint the auditor's independence. If such concerns exist or an issuer has a history of questionable accounting practices, also vote FOR shareholder proposals asking the issuer to present its auditor annually for ratification, but in other cases generally vote
          AGAINST.

Auditor Independence

     -    Shareholder proposals asking companies to prohibit their auditors from      Case-by-Case
          engaging in non-audit services or capping the level of non-audit services

Audit Firm Rotation

     -    Shareholder proposals asking for mandatory audit firm rotation                 Against

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
PROXY CONTEST DEFENSES

Board Structure: Staggered vs. Annual Elections

     -    Proposals to classify                                                          Against

     -    Proposals to repeal classified boards and to elect all directors                 For
          annually

Shareholder Ability to Remove Directors

     -    Proposals that provide that directors may be removed only for cause            Against

     -    Proposals to restore shareholder ability to remove directors with or             For
          without cause

     -    Proposals that provide that only continuing directors may elect                Against
          replacement to fill board vacancies

     -    Proposals that permit shareholders to elect directors to fill board              For
          vacancies

Cumulative Voting

     -    Management proposals to eliminate cumulative voting, unless the                  For
          company maintains a classified board of directors

     -    Shareholder proposals to restore or permit cumulative voting, in cases           For
          in which the company maintains a classified board of directors

Time-Phased Voting

     -    Proposals to implement time-phased or other forms of voting that do            Against
          not promote a one share, one vote standard

     -    Proposals to eliminate such forms of voting                                      For

Shareholder Ability to Call Special Meetings

     -    Proposals to restrict or prohibit shareholder ability to call special          Against
          meetings

     -    Proposals that remove restrictions on the right of shareholders to act           For
          independently of management

Shareholder Ability to Act by Written Consent

     -    Proposals to restrict or prohibit shareholder ability to take action           Against
          by written consent

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
     -    Proposals to allow or make easier shareholder action by written                  For
          consent

Shareholder Ability to Alter the Size of the Board

     -    Proposals that seek to fix the size of the board                            Case-by-Case

     -    Proposals that give management the ability to alter the size of the            Against
          board without shareholder approval

TENDER OFFER DEFENSES

Poison Pills

     -    Proposals that ask a company to submit its poison pill for shareholder           For
          ratification, or to redeem its pill in lieu thereof, unless:

          (1)  shareholders have approved adoption of the plan,                          Against
          (2)  a policy has already been implemented by the company that should reasonably prevent abusive use of the pill, or
          (3)  the board had determined that it was in the best interest of shareholders to adopt a pill without delay, provided that such plan would be put to shareholder vote within twelve months of adoption or expire, and if not approved by a majority of the votes cast, would immediately terminate

     -    Shareholder proposals to redeem a company's poison pill                     Case-by-Case

     -    Management proposals to ratify a poison pill                                Case-by-Case

Fair Price Provisions

     -    Proposals to adopt fair price provisions                                    Case-by-Case

     -    Fair price provisions with shareholder vote requirements greater than          Against
          a majority of disinterested shares

Greenmail

     -    Proposals to adopt antigreenmail charter or by law amendments or                 For
          otherwise restrict a company's ability to make greenmail payments

     -    Antigreenmail proposals when they are bundled with other charter or         Case-by-Case
          by law amendments

Pale Greenmail                                                                        Case-by-Case

Unequal Voting Rights

     -    Dual-class exchange offers                                                     Against

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
     -    Dual-class recapitalizations                                                   Against

Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

     -    Management proposals to require a supermajority shareholder to approve         Against
          charter and bylaw amendments

     -    Shareholder proposals to lower supermajority shareholder vote                    For
          requirements for charter and bylaw amendments, unless the proposal also asks the issuer to mount a solicitation campaign or similar form of comprehensive commitment to obtain passage of the proposal

Supermajority Shareholder Vote Requirement to Approve Mergers

     -    Management proposals to require a supermajority shareholder vote to            Against
          approve mergers and other significant business combinations

     -    Shareholder proposals to lower supermajority shareholder vote                    For
          requirements for mergers and other significant business combinations

White Squire Replacements                                                                  For

Amendments to Corporate Documents

     -    Unless recommended by the Agent or Investment Professional as a                Against
          condition to a major transaction such as a merger, proposals seeking to remove shareholder approval requirements by:

          (1) moving article provisions to portions of the charter not requiring shareholder approval or
          (2) in corporate structures such as holding companies, removing provisions in an active subsidiary's charter that provide voting rights to parent company shareholders. This policy would also generally apply to proposals seeking approval of corporate agreements or amendments to such agreements that the Agent recommends AGAINST because a similar reduction in shareholder rights is requested.

     -    Proposals for charter amendments that may support board entrenchment,          Against
          particularly if the proposal is bundled or the board is classified

     -    Proposals seeking charter or bylaw amendments to remove anti-takeover            For
          provisions

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
MISCELLANEOUS

Shareholder proposals to adopt confidential voting, use independent tabulators,            For
and use independent inspectors of election

Management proposals to adopt confidential voting                                          For

Open Access

     -    Shareholder proposals seeking open access to management's proxy             Case-by-Case
          material in order to nominate their own candidates to the board

Majority Voting Standard

     -    Management proposals seeking election of directors by the affirmative            For
          vote of the majority of votes cast in connection with a meeting of shareholders

     -    Shareholder proposals seeking adoption of the majority voting standard         Against

     -    Proposals seeking adoption of the majority voting standard for issuers      Case-by-Case
          with a history of board malfeasance

Bundled or "Conditioned" Proxy Proposals                                              Case-by-Case

Shareholder Advisory Committees                                                       Case-by-Case

Management proposals for Other Business, in connection with proxies of U.S.                For
issuers, except in connection with a proxy contest in which a Fund is not voting in support of management

Proposals to lower quorum requirements for shareholder meetings below a majority      Case-by-Case
of the shares outstanding

CAPITAL STRUCTURE

Common Stock Authorization

     -    Proposals to increase the number of shares of common stock, taking          Case-by-Case
          into consideration whether intention exists to significantly dilute shareholders proportionate interest or to be unduly dilutive to shareholders' proportionate interest. Except where otherwise indicated, the Agent's proprietary approach, utilizing quantitative criteria (E.G., dilution, peer group comparison, company performance and history) to determine appropriate thresholds and, for requests marginally above such allowable threshold, a qualitative review (E.G., rationale and prudent historical usage), will generally be utilized in

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
          evaluating such proposals.

          -    Proposals to authorize capital increases within the Agent's                 For
               allowable thresholds or those in excess but meeting Agent's qualitative standards. Consider on a CASE-BY-CASE basis those requests failing the Agent's review for proposals in connection with which a contrary recommendation from the Investment
               Professional(s) has been received and is to be utilized.

          -    Proposals to authorize capital increases within the Agent's                 For
               allowable thresholds or those in excess but meeting Agent's qualitative standards, unless the company states that the stock may be used as a takeover defense. In those cases, consider on a
               CASE-BY-CASE basis if a contrary recommendation from the
               Investment Professional(s) has been received and is to be
               utilized.

          -    Proposals to authorize capital increases exceeding the Agent's              For
               thresholds when a company's shares are in danger of being
               delisted or if a company's ability to continue to operate as a going concern is uncertain.

     -    Proposals to increase the number of authorized shares of the class of          Against
          stock that has superior voting rights in companies that have dual-class capitalization structures, but consider CASE-BY-CASE if bundled with favorable proposal(s) or if approval of such proposal(s)
          is a condition of such favorable proposal(s)

     -    Shareholder proposals to eliminate dual class capital structures with            For
          unequal voting rights in cases in which the relevant Fund owns the class with inferior voting rights, but generally vote AGAINST such proposals in cases in which the relevant Fund owns the class with superior voting rights, and consider CASE-BY-CASE if bundled with favorable proposal(s) or if approval of such proposal(s) is a condition of such favorable proposal(s)

Stock Distributions: Splits and Dividends

     -    Management proposals to increase common share authorization for a                For
          stock split, provided that the increase in authorized shares falls within the Agent's allowable thresholds, but consider on a
          CASE-BY-CASE basis those proposals exceeding the Agent's threshold for proposals in connection with which a contrary recommendation from the
          Investment Professional(s) has been received and is to be utilized

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
Reverse Stock Splits

     -    Management proposals to implement a reverse stock split when the                 For
          number of shares authorized for issue is proportionately reduced

     -    Proposals to implement a reverse stock split that do not                    Case-by-Case
          proportionately reduce the number of shares of authorized for issue

Preferred Stock

     -    Proposals authorizing the issuance of preferred stock or creation of           Against
          new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock) ), but vote FOR if the Agent or an Investment Professional so recommends because the issuance is required to effect a merger or acquisition proposal

     -    Proposals to issue or create blank check preferred stock in cases                For
          where the company expressly states that the stock will not be used as a takeover defense. Generally vote AGAINST in cases where the company expressly states that, or fails to disclose whether, the stock may be used as a takeover defense, but vote FOR if the Agent or an Investment
          Professional so recommends because the issuance is required to effect a merger or acquisition proposal

     -    Proposals to issue or authorize preferred stock in cases where the               For
          company specified the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable

     -    Proposals to increase the number of blank check preferred shares after      Case-by-Case
          analyzing the number of preferred shares available for issue given a company's industry performance in terms of shareholder returns

Shareholder proposals to have blank check preferred stock placements, other than           For
those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification

Management Proposals to Reduce the Par Value of Common Stock                               For

Shareholder Proposals that Seek Preemptive Rights or Management Proposals that        Case-by-Case
Seek to Eliminate Them

Debt Restructuring                                                                    Case-by-Case

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
Share Repurchase Programs                                                                  For

Management Proposals to Cancel Repurchased Shares                                          For

Tracking Stock                                                                        Case-by-Case

EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation and employee benefit plans, unless otherwise       Case-by-Case
provided for herein, with voting decisions generally based on the Agent's quantitative approach to evaluating such plans, which includes determination of costs and comparison to an allowable cap.

     - Generally vote in accordance with the Agent's recommendations FOR equity-based plans with costs within such cap and AGAINST those with costs in excess of it, but consider plans CASE-BY-CASE if the Agent raises other considerations with respect to the plan.

     -    Proposals seeking approval of plans for which the Agent suggests cost       Case-by-Case
          assessment may not be possible due to the issuer's method of disclosing shares allocated to the plan(s)

     -    Proposals for plans with costs within the cap if the considerations              For
          raised by the Agent pertain solely to equity compensation burn rate or pay for performance

     -    Proposals for plans administered by potential grant recipients                 Against

     -    Proposals for plans for which the Agent raises other considerations         Case-by-Case
          not otherwise provided for herein

Restricted Stock Plans

     -    Proposals for restricted stock plans, or the issuance of shares in          Case-by-Case
          connection with such plans, considering factors such as level of disclosure and adequacy of vesting or performance requirements.
          Proposals for plans that do not meet the Agent's criteria in this regard may be supported, but vote AGAINST if disclosure is provided regarding neither vesting nor performance requirements.

Management Proposals Seeking Approval to Reprice/Replace Options, considering         Case-by-Case
rationale, historic trading patterns, value-for-value exchange, participation limits, vesting periods and replacement option terms

     -    Proposals that meet the Agent's criteria for acceptable                          For
          repricing/replacement transactions, except that burn rate
          considerations raised by the Agent shall not be grounds for

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
          withholding support

     -    Management proposals seeking approval of compensation plans that:              Against

          (1) permit or may permit (e.g., history of repricing and no express prohibition against future repricing) repricing of stock options, or any form or alternative to repricing, without shareholder approval,
          (2) include provisions that permit repricing/replacement transactions that do not meet the Agent's criteria (except regarding burn rate as noted above), or
          (3) give the board sole discretion to approve option repricing/replacement programs

Director Compensation, with voting decisions generally based on the Agent's           Case-by-Case
quantitative approach described above as well as a review of qualitative features of the plan in cases in which costs exceed the Agent's threshold. DO
NOT VOTE AGAINST plans for which burn rate is the sole consideration raised by the Agent.

Employee Stock Purchase Plans                                                         Case-by-Case

OBRA-Related Compensation Proposals

     -    Amendments that Place a Cap on Annual Grants or Amend Administrative             For
          Features

     -    Amendments to Add Performance-Based Goals                                        For

     -    Amendments to Increase Shares and Retain Tax Deductions Under OBRA          Case-by-Case

     -    Approval of Cash or Cash-and-Stock Bonus Plan                                    For

Shareholder Proposals Regarding Executive and Director Pay

     -    Proposals that seek disclosure beyond regulatory requirements of the           Against
          remuneration of individuals other than senior executives and directors or proposals seeking such disclosure if providing it would be out of step with market practice and potentially disruptive to the business

     -    Proposals that seek to impose new compensation structures or policies,         Against
          including "claw back" recoupments, unless evidence exists of abuse in historical compensation practices, and except as otherwise provided for herein

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
Golden and Tin Parachutes

     -    Shareholder proposals to have golden and tin parachutes submitted for            For
          shareholder ratification, provided that such "parachutes" specify change-in-control events and that the proposal does not include unduly restrictive or arbitrary provisions such as advance approval requirements

     -    Shareholder proposals to submit executive severance agreements that do         Against
          not specify change-in-control events, Supplemental Executive
          Retirement Plans or deferred executive compensation plans for shareholder ratification, unless such ratification is required by the listing exchange

     -    All proposals to ratify or cancel golden or tin parachutes                  Case-by-Case

Employee Stock Ownership Plans (ESOPs)                                                     For

401(k) Employee Benefit Plans                                                              For

Shareholder proposals to expense stock options, unless company has already                 For
publicly committed to expensing options by a specific date

Shareholder proposals requiring mandatory periods for officers and directors to          Against
hold company stock

STATE OF INCORPORATION

Voting on State Takeover Statutes                                                     Case-by-Case

Voting on Reincorporation Proposals                                                   Case-by-Case

     -    Management reincorporation proposals upon which another key proposal,            For
          such as a merger transaction, is contingent if the other key proposal is also supported

     -    Shareholder reincorporation proposals not also supported by the                Against
          company

MERGERS AND CORPORATE RESTRUCTURINGS

Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals regarding business combinations, particularly those between otherwise unaffiliated parties, or other corporate restructurings being considered on behalf of that Fund.

Mergers and Acquisitions                                                              Case-by-Case

Corporate Restructuring, including demergers, minority squeezeouts, leveraged         Case-by-Case
buyouts, spinoffs, liquidations, dispositions, divestitures

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
and asset sales, with voting decisions generally based on the Agent's approach to evaluating such proposals

Appraisal Rights                                                                           For

Changing Corporate Name                                                                    For

Adjournment of Meeting

     -    Proposals to adjourn a meeting when the primary proposal is also voted           For
          FOR

MUTUAL FUND PROXIES

Election of Directors                                                                 Case-by-Case

Converting Closed-end Fund to Open-end Fund                                           Case-by-Case

Proxy Contests                                                                        Case-by-Case

Investment Advisory Agreements                                                        Case-by-Case

Approving New Classes or Series of Shares                                                  For

Preferred Stock Proposals                                                             Case-by-Case

1940 Act Policies                                                                     Case-by-Case

Changing a Fundamental Restriction to Nonfundamental Restriction                      Case-by-Case

Change Fundamental Investment Objective to Nonfundamental                             Case-by-Case

Name Rule Proposals                                                                   Case-by-Case

Disposition of Assets/Termination/Liquidation                                         Case-by-Case

Changes to the Charter Document                                                       Case-by-Case

Changing the Domicile of a Fund                                                       Case-by-Case

Change in Fund's Subclassification                                                    Case-by-Case

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder                For
Approval

Distribution Agreements                                                               Case-by-Case

Master-Feeder Structure                                                                    For

Mergers                                                                               Case-by-Case

Shareholder Proposals to Establish Director Ownership Requirement                        Against

Reimburse Shareholder for Expenses Incurred                                           Case-by-Case

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
Terminate the Investment Advisor                                                      Case-by-Case

SOCIAL AND ENVIRONMENTAL ISSUES

Unless otherwise specified herein. While a wide variety of factors may go into        Case-by-Case
each analysis, the overall principle guiding all vote recommendations focuses on how or whether the proposal will enhance the economic value of the company.
Because a company's board is likely to have access to relevant, non-public information regarding a company's business, such proposals will generally be voted in a manner intended to give the board (rather than shareholders) latitude to set corporate policy and oversee management.

Shareholder proposals seeking to dictate corporate conduct, apply existing law,          Against
duplicate policies already substantially in place and/or addressed by the issuer or release information that would not help a shareholder evaluate an investment in the corporation as an economic matter, absent concurring support from the issuer, compelling evidence of abuse, significant public controversy or litigation, the issuer's significant history of relevant violations; or
activities not in step with market practice or regulatory requirements, or unless provided for otherwise herein.

     - Such proposals would generally include those seeking preparation of reports and/or implementation or additional disclosure of corporate policies related to issues such as:

          -    consumer and public safety
          -    environment and energy
          -    labor standards and human rights
          -    military business and political concerns
          -    workplace diversity and non-discrimination
          -    sustainability
          -    social issues
          -    vendor activities
          -    economic risk, or
          -    matters of science and engineering Against

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
GLOBAL PROXIES

The foregoing Guidelines provided in connection with proxies of U.S. issuers shall also be applied to global proxies where applicable and not provided for otherwise herein. The following provide for differing regulatory and legal requirements, market practices and political and economic systems existing in various global markets.

Proposals in cases in which the Agent recommends voting against such proposal            Against
because relevant disclosure by the issuer, or the time provided for consideration of such disclosure, is inadequate, unless otherwise provided for herein. For purposes of these global Guidelines, "AGAINST" shall mean withholding of support for a proposal, resulting in submission of a vote of
AGAINST or ABSTAIN, as appropriate for the given market and level of concern raised by the Agent regarding the issue or lack of disclosure or time provided.

Proposals for which the Agent recommends support of practices described herein        Case-by-Case
as associated with a firm AGAINST vote:

     (1) as the issuer or market transitions to better practices (e.g., having committed to new regulations or governance codes) or
     (2) as the more favorable choice in cases in which shareholders must choose between alternate proposals

Routine Management Proposals                                                               For

     -    The opening of the shareholder meeting                                           For

     -    That the meeting has been convened under local regulatory requirements           For

     -    The presence of quorum                                                           For

     -    The agenda for the shareholder meeting                                           For

     -    The election of the chair of the meeting                                         For

     -    The appointment of shareholders to co-sign the minutes of the meeting            For

     -    Regulatory filings (E.G., to effect approved share issuances)                    For

     -    The designation of inspector or shareholder representative(s) of                 For
          minutes of meeting

     -    The designation of two shareholders to approve and sign minutes of               For
          meeting

     -    The allowance of questions                                                       For

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
     -    The publication of minutes                                                       For

     -    The closing of the shareholder meeting                                           For

     -    Other similar routine management proposals                                       For

Discharge of Management/Supervisory Board Members

     -    Management proposals seeking the discharge of management and                     For
          supervisory board members, unless there is concern about the past actions of the company's auditors or directors or legal action is being taken against the board by other shareholders

Director Elections

     -    Votes on director nominees in contested elections, or in uncontested        Case-by-Case
          elections not subject to policies described herein. Unless otherwise provided for herein, the Agent's standards with respect to determining director independence shall apply. These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.
          Agreement with the Agent's independence standards shall not dictate that a Fund's vote shall be cast according to the Agent's
          corresponding recommendation. Further, the application of Guidelines in connection with such standards shall apply only in cases in which the nominee's level of independence can be ascertained based on available disclosure.

     -    For issuers domiciled in Canada, Finland, France, Ireland, the                 Against
          Netherlands, Sweden or tax haven markets, non-independent directors in cases in which the full board serves as the audit committee, or the company does not have an audit committee

     -    For issuers in all markets, including those in tax haven markets and           Against
          those in Japan that have adopted the U.S.-style board-with-committees structure, non-independent directors who sit on the audit committee, or, if the slate of nominees is bundled, the slate.

     -    In tax haven markets, non-independent directors in cases in which the        Do Not Vote
          full board serves as the compensation committee, or the company does           Against
          not have a compensation committee

     -    Non-independent directors who sit on the compensation or nominating          Do Not Vote
          committees, provided that such committees meet the applicable                  Against
          independence requirements of the relevant listing exchange

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
     -    In cases in which committee membership is unclear, non-independent          Case-by-Case
          director nominees if no other issues have been raised in connection with his/her nomination

     -    Individuals nominated as outside/non-executive directors who do not            Against
          meet the Agent's standard for independence, unless the slate of nominees is bundled, in which case the proposal(s) to elect board members shall be considered on a CASE-BY-CASE basis

     -    For issuers in Canada and tax haven markets, votes on bundled slates           Against
          of nominees if the board is non-majority independent. For issuers in other global markets, generally follow Agent's standards for withholding support from non-independent directors excluding the CEO if the board is non-majority independent.

     -    Nominees or slates of nominees presented in a manner not aligned with          Against
          market practice and/or legislation, including:

          -    Bundled slates of nominees in (Hong Kong or France);

          -    Simultaneous reappointment of retiring directors (South Africa);

          - In markets with term lengths capped by legislation, nominees whose terms exceed the caps or are not disclosed (except that bundled slates with such lack of disclosure shall be considered on a CASE-BY-CASE basis); or

          -    Nominees whose names are not disclosed in advance of the meeting
               (Hong Kong or South Africa)

     -    Nominees for which the Agent has raised concerns regarding scandals or      Case-by-Case
          internal controls

     - For markets such as the tax havens, Canada, Australia, South Africa and Malaysia (and for outside directors in South Korea) in which nominees' attendance records are adequately disclosed, the Funds' U.S.
          Guidelines with respect to director attendance shall apply.

     - For companies incorporated in tax haven markets but which trade exclusively in the U.S., the Funds' U.S. Guidelines with respect to director elections shall apply.

Board Structure

     -    Proposals to fix board size, but also support proposals seeking a                For
          board range if the range is reasonable in the context of market practice and anti-takeover considerations

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
Independent Statutory Auditors

     -    With respect to Japanese companies that have not adopted the                   Against
          U.S.-style board-with-committees structure, any nominee to the position of "independent statutory auditor" whom the Agent considers affiliated, E.G., if the nominee has worked a significant portion of his career for the company, its main bank or one of its top shareholders. Where shareholders are forced to vote on multiple nominees in a single resolution, vote against all nominees.

     -    Incumbent nominees at companies implicated in scandals or exhibiting           Against
          poor internal controls

Nominating Committee

     -    Proposals that permit non-board members to serve on the nominating             Against
          committee

Director Remuneration                                                                 Case-by-Case

     -    Proposals to approve the remuneration of directors as long as the                For
          amount is not excessive and there is no evidence of abuse

Retirement Bonuses

With respect to Japanese companies:

     -    Proposals if all payments are for directors and auditors who have                For
          served as executives of the company

     -    Proposals if one or more payments are for non-executive, affiliated            Against
          directors or statutory auditors; when one or more of the individuals to whom the grants are being proposed (1) has not served in an executive capacity for the company for at least three years or (2) has been designated by the company as an independent statutory auditor, regardless of the length of time he/she has served

     -    If Agent raises scandal or internal control considerations, bonus              Against
          proposals only for nominees whom a Fund is also voting AGAINST for that reason

Stock Option Plans for Independent Internal Statutory Auditors

     -    With respect to Japanese companies, proposals regarding option grants          Against
          to independent internal statutory auditors, following the Agent's guidelines

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
Equity Compensation Plans

     -    Votes with respect to compensation plans, unless otherwise provided         Case-by-Case
          for herein, with voting decisions generally based on the Agent's approach to evaluating such plans, which in the United Kingdom involves use of a compensation valuation model to evaluate the cost of stock-based compensation plans, and in other markets, the calculation of dilution under a company's share plans and analysis of plan features

Shares Reserved for Equity Compensation Plans

     - Unless otherwise provided for herein, voting decisions shall generally be based on the Agent's methodology, including classification of a company's stage of development as growth or mature and the corresponding determination as to reasonability of the share requests.

     -    Equity compensation plans (E.G., option, warrant, restricted stock or          Against
          employee share purchase plans), the issuance of shares in connection with such plans, or related management proposals that:

     -    Exceed Agent's recommended dilution limits;

     - Provide deep or near-term discounts to executives or directors, unless discounts to executives are adequately mitigated by long-term vesting requirements (E.G., Japan);

     -    Are administered by potential grant recipients;

     - Permit financial assistance in the form of interest-free, non-recourse loans in connection with executive's participation;

     - For restricted stock plans, provide no disclosure regarding vesting or performance criteria (provided that plans with disclosure in one or both areas, without regard to Agent's criteria for such disclosure, shall be supported provided they otherwise satisfy these Guidelines);

     - Allow plan administrators to make material amendments without shareholder approval unless adequate prior disclosure has been provided, with such voting decisions generally based on the Agent's approach to evaluating such plans;

     - Provide for terms or participation that is markedly out of line with market practice

     -    Provide for retesting in connection with achievement of

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
          performance hurdles unless the Agent's analysis indicates that:

          (1) Performance targets are adequately increased in proportion to the additional time available,
          (2) The amount of compensation subject to retesting is de minimis as a percentage of overall compensation or relative to market practice, or
          (3) The issuer has committed to cease retesting within a reasonable period of time.

     -    Such plans or the related issuance of shares that

          (1)  Do not suffer from the defects noted above or                               For
          (2)  Otherwise meet the Agent's tests if the considerations raised by the Agent pertain solely to performance hurdles or the company's rationale in support of the plan or its participants

     -    Proposals in connection with such plans or the related issuance of          Case-by-Case
          shares in other instances

Remuneration Reports

     -    Reports that include compensation plans permitting:

          (1)  Practices or features not supported under these Guidelines                Against
          (2)  Financial assistance or retesting under the conditions described above, or
          (3)  Provisions for retirement benefits to outside directors, except that reports will generally be voted FOR if contractual
               components are reasonably aligned with market practices on a going-forward basis (E.G., existing obligations related to retirement benefits or terms contrary to evolving standards would not preclude support for the report)

     -    Except as described above, votes on provisions Agent raises with            Case-by-Case
          concern regarding severance/termination payments, contract or notice periods, "leaver" status and vesting or performance criteria

Shareholder Proposals Regarding Executive and Director Pay

     - The Funds' U.S. Guidelines with respect to such shareholder proposals shall apply.

General Share Issuances

     -    Unless otherwise provided for herein, voting decisions shall generally           For
          be based on the Agent's practice to support general issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital and those without


                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
          preemptive rights to a maximum of 20 percent of currently issued capital.

     -    Specific issuance requests, based on the proposed use and the               Case-by-Case
          company's rationale

     -    Proposals to issue shares (with or without preemptive rights), or to           Against
          grant rights to acquire shares, in cases in which concerns have been identified by the Agent with respect to inadequate disclosure, inadequate restrictions on discounts, or authority to refresh share issuance amounts without prior shareholder approval

Increases in Authorized Capital

     - Unless otherwise provided for herein, voting decisions should generally be based on the Agent's approach.

     -    Nonspecific proposals to increase authorized capital up to 100 percent           For
          over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding

     -    Specific proposals to increase authorized capital, unless:                       For

         -    The specific purpose of the increase (such as a share-based                Against
              acquisition or merger) does not meet these Guidelines for the purpose being proposed; or

         - The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances

     -    Proposals to adopt unlimited capital authorizations                            Against

Preferred Stock

     - Unless otherwise provided for herein, voting decisions should generally be based on the Agent's approach.

     -    Creation of a new class of preferred stock or issuances of preferred             For
          stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders

     -    Creation/issuance of convertible preferred stock as long as the                  For
          maximum number of common shares that could be issued upon conversion meets the Agent's guidelines on equity issuance requests

     -    Creation of (1) a new class of preference shares that would                    Against

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
          carry superior voting rights to the common shares or (2) blank check preferred stock unless the board states that the authorization will not be used to thwart a takeover bid

Poison Pills/Protective Preference Shares

     -    Management proposals in connection with poison pills or anti-takeover          Against
          issuances that do not meet the Agent's standards, but generally not regarding director nominees or remuneration in connection with poison pill considerations raised by the Agent

Approval of Financial Statements and Director and Auditor Reports

     -    Management proposals seeking approval of financial accounts and                  For
          reports, unless there is concern about the company's financial accounts and reporting

Remuneration of Auditors

     -    Proposals to authorize the board to determine the remuneration of                For
          auditors, unless there is evidence of excessive compensation relative to the size and nature of the company

Indemnification of Auditors                                                              Against

Allocation of Income and Dividends

     -    Management proposals concerning allocation of income and the                     For
          distribution of dividends, except with respect to securities held by dividend-oriented Funds, which should generally follow Agent's recommendations AGAINST payouts deemed too low according to Agent's methodology

Stock (Scrip) Dividend Alternatives                                                        For

     -    Stock (scrip) dividend proposals that do not allow for a cash option           Against
          unless management demonstrates that the cash option is harmful to shareholder value

Debt Issuance Requests                                                                Case-by-Case

When evaluating a debt issuance request, the issuing company's present financial situation is examined. The main factor for analysis is the company's current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company's bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.

     -    Debt issuances for companies when the gearing level is between zero              For
          and 100 percent

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
     -    Proposals where the issuance of debt will result in the gearing level       Case-by-Case
          being greater than 100 percent, comparing any such proposed debt issuance to industry and market standards

Financing Plans

     -    Adoption of financing plans if they are in the best economic interests           For
          of shareholders

Related Party Transactions                                                            Case-by-Case

     -    Approval of such transactions unless the agreement requests a                    For
          strategic move outside the company's charter or contains unfavorable terms

Approval of Donations

     -    Proposals for which adequate, prior disclosure of amounts is not               Against
          provided

Capitalization of Reserves

     -    Proposals to capitalize the company's reserves for bonus issues of               For
          shares or to increase the par value of shares

Amendments to Articles of Association                                                 Case-by-Case

     -    That are editorial in nature                                                     For

     -    Where shareholder rights are protected                                           For

     -    Where there is negligible or positive impact on shareholder value                For

     -    For which management provides adequate reasons for the amendments or             For
          the Agent otherwise supports management's position

     -    Which the company is required to do so by law (if applicable)                    For

     -    With respect to article amendments for Japanese companies:

          -    Management proposals to amend a company's articles to expand its            For
               business lines

          -    Management proposals to amend a company's articles to provide for           For
               an expansion or reduction in the size of the board, unless the expansion/ reduction is clearly disproportionate to the
               growth/decrease in the scale of the business or raises
               anti-takeover concerns

          -    If anti-takeover concerns exist, management proposals,                    Against

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
               including bundled proposals, to amend a company's articles to authorize the Board to vary the annual meeting record date

          -    Management proposals regarding amendments to authorize share              Against
               repurchases at the board's discretion, unless there is little to no likelihood of a "creeping takeover" (major shareholder owns nearly enough shares to reach a critical control threshold) or constraints on liquidity (free float of shares is low), and where the company is trading at below book value or is facing a real likelihood of substantial share sales; or where this amendment is bundled with other amendments which are clearly in shareholders'
               interest (generally following the Agent's guidelines)

Other Business

     -    Management proposals for Other Business in connection with global              Against
          proxies, voting in accordance with the Agent's market-specific recommendations

                       STATEMENT OF ADDITIONAL INFORMATION

                                  JULY 31, 2006

                              ING SERIES FUND, INC.
                         7337 East Doubletree Ranch Road
                            Scottsdale, Arizona 85258
                                 (800) 992-0180

                             Brokerage Cash Reserves

          This Statement of Additional Information ("SAI") relates the series listed above ("Fund") of ING Series Fund, Inc. ("Company"). A prospectus for the Fund dated July 31, 2006, which provide the basic information you should know before investing in the Fund, may be obtained without charge from the ING Funds or the Fund's principal underwriter, ING Funds Distributor, LLC, at the address above. This SAI is not a prospectus and should be read in conjunction with the Fund's Prospectus dated July 31, 2006, which has been filed with the U.S. Securities and Exchange Commission ("SEC"). Capitalized terms not defined herein are used as defined in the Prospectus.

          The information in this SAI expands on the information contained in the Prospectus and any supplements thereto. The Fund's financial statements and the independent registered public accounting firm's report thereon, included in the annual shareholder report dated March 31, 2006, are incorporated herein by reference. Copies of the Fund's Prospectus and annual or semi-annual shareholder reports may be obtained upon request and without charge by contacting the Fund at the address and phone number written above. Terms used in this SAI have the same meaning as in the Prospectus, and some additional terms are defined particularly for this SAI.

                                TABLE OF CONTENTS


GENERAL INFORMATION                                                            1
SUPPLEMENTAL DESCRIPTION OF FUND INVESTMENTS AND RISKS                         2
FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT RESTRICTIONS AND POLICIES          21
DISCLOSURE OF THE FUND'S PORTFOLIO SECURITIES                                 23
DIRECTORS AND OFFICERS                                                        25
DIRECTOR OWNERSHIP OF SECURITIES                                              32
COMPENSATION OF DIRECTORS                                                     33
CODE OF ETHICS                                                                34
PROXY VOTING PROCEDURES                                                       34
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS                                    34
ADVISER                                                                       35
EXPENSE LIMITATION AGREEMENT                                                  36
SUB-ADVISER                                                                   37
RULE 12(B)-1 PLANS                                                            40
ADMINISTRATOR                                                                 42
CUSTODIAN                                                                     42
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                 43
TRANSFER AGENT                                                                43
BROKERAGE ALLOCATION AND TRADING POLICIES                                     43
ADDITIOTNAL PURCHASE AND REDEMPTION INFORMATION                               45
SHAREHOLDER ACCOUNTS AND SERVICES                                             46
NET ASSET VALUE                                                               46
TAX CONSIDERATIONS                                                            47
PERFORMANCE INFORMATION                                                       54
FINANCIAL STATEMENTS                                                          55
APPENDIX A                                                                   A-1

                               GENERAL INFORMATION

On March 1, 2002, the name of the Company changed from Aetna Series Fund, Inc. to ING Series Fund, Inc.

INCORPORATION - The Company was incorporated under the laws of Maryland on June 17, 1991.

SERIES - The Company currently offers multiple series. Brokerage Cash Reserves Fund is the only series offered through this SAI and the corresponding Prospectus.

CAPITAL STOCK - Fund shares are fully paid and non-assessable when issued. Fund shares have no preemptive or conversion rights. Each share of the Fund has the same rights to share in dividends declared by the Fund. Upon liquidation of the Fund, shareholders in the Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

VOTING RIGHTS - Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote on the election of Directors and on other matters submitted to the vote of shareholders. Generally, all shareholders of the Company have voting rights on all matters except matters affecting only the interests of one series. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Directors can, if they choose to do so, elect all the Directors, in which event the holders of the remaining shares will be unable to elect any person as a Director.

The Fund's Articles of Incorporation may be amended by an affirmative vote of a majority of the shares at any meeting of shareholders or by written instrument signed by a majority of the Directors and consented to by a majority of the shareholders.

SHAREHOLDER MEETINGS - The Company is not required, and does not intend, to hold annual shareholder meetings. The Articles provide for meetings of shareholders to elect Directors at such times as may be determined by the Directors or as required by the Investment Company Act of 1940, as amended (the "1940 Act"). If requested by the holders of at least 10% of the Company's outstanding shares, the Company will hold a shareholder meeting for the purpose of voting on the removal of one or more Directors and will assist with communication concerning that shareholder meeting.

1940 ACT CLASSIFICATION - The Company is an open-end management investment company, as that term is defined under the 1940 Act. The Fund is a diversified company, as that term is defined under the 1940 Act. The 1940 Act generally requires that with respect to 75% of its total assets, a diversified company may not invest more than 5% of its total assets in the securities of any one issuer.


          As a matter of operating policy, the Fund may invest no more than 5% of its total assets in the securities of any one issuer (as determined pursuant to Rule 2a-7 under the 1940 Act), except that the Fund may invest up to 25% of its total assets in the first tier securities (as defined in Rule 2a-7) of a single issuer for a period of up to three business days. Fundamental policy number (1), as set forth below, would give the Fund the ability to invest, with respect to 25% of its assets, more than 5% of its assets in any one issuer only in the event Rule 2a-7 under the 1940 Act is amended in the future.

             SUPPLEMENTAL DESCRIPTION OF FUND INVESTMENTS AND RISKS

DIVERSIFICATION

          The Fund is "diversified" within the meaning of the Investment Company Act of 1940, as amended ("1940 Act"). In order to qualify as diversified, the Fund must diversify its holdings so that at all times at least 75% of the value of its total assets is represented by cash and cash items (including receivables), securities issued or guaranteed as to principal or interest by the United States or its agencies or instrumentalities, securities of other investment companies, and other securities (for this purpose, other securities of any one issuer are limited to an amount not greater than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of the issuer).

INVESTMENTS, INVESTMENT STRATEGIES AND RISKS

          The table on the following pages identifies various securities and investment techniques used by the adviser or sub-adviser in managing the Fund described in this SAI. The table has been marked to indicate those securities and investment techniques that the adviser and the sub-adviser may use to manage the Fund. The Fund may use any or all of these techniques at any one time, and the fact that the Fund may use a technique does not mean that the technique will be used. The securities and investment techniques are subject to the limitations explained elsewhere in thie SAI or the accompanying Prospectus. The Fund's transactions in a particular type of security or use of a particular technique is subject to limitations imposed by the Fund's investment objective, policies and restrictions described in the Fund's Prospectus and/or this SAI, as well as the federal securities laws. There can be no assurance that either of the Funds will achieve their investment objectives. The Fund's policies, investment strategies and practices are non-fundamental unless otherwise indicated. A more detailed description of the securities and investment techniques, as well as the risks associated with those securities and investment techniques that the Fund utilize, follows the table. The descriptions of the securities and investment techniques in this section supplement the discussion of principal investment strategies contained in the Fund's Prospectus. Where a particular type of security or investment technique is not discussed in the Fund's Prospectus, that security or investment technique is not a principal investment strategy and the Fund will not invest more than 5% of the Fund's assets in such security on investment techniques. See the Fund's fundamental investment restrictions for further information.

     ASSET CLASSES/ INVESTMENT TECHNIQUES        BROKERAGE CASH RESERVES
------------------------------------------------------------------------
FIXED-INCOME
ARMS(1)                                                     X
Asset-Backed Securities (non-mortgage)(1)                   X
Banking Industry Obligations(1)                             X
Credit-Linked Notes(1)                                      X
Corporate Debt Securities(1)                                X
Eurodollar/Yankee Dollar Instruments(1)                     X
Floating or Variable Rate Instruments(1)                    X
Foreign Bank Obligations(1)                                 X
Foreign Mortgage-Related Securities(1)                      X
GICs(1)                                                     X
GNMA Certificates(1)                                        X
Government Trust Certificates(1)                            X
International Debt Securities(1)                            X
Mortgage- Related Securities(1)                             X
Foreign and Emerging Market Securities                      X
Municipal Securities(1)                                     X
Municipal Lease Obligations(1)                              X
Repurchase Agreements(1)                                    X
Savings Association Obligations(1,2)                        X
Sovereign Debt Securities(1)                                X
Supranational Agencies(1,3)                                 X
Tax Exempt Ind. Dev. Bonds & Pollution Control
   Bonds(1)                                                 X
United States Government Securities(1)                      X
Zero Coupon and Pay-In-Kind(1)                              X

OTHER INSTRUMENTS AND TECHNIQUES
Borrowing                                                   X
Lending of Portfolio Securities                             X
Other Investment Companies                                  X
Private Funds                                               X
Restricted and Illiquid Securities                          X
Reverse Repurchase Agreements and Dollar Rolls              X
TBA Sale Commitments                                        X
Temporary Defensive Positions                               X
When-Issued Securities and Delayed-Delivery
   Transactions                                             X



1. The Fund may only purchase foreign securities or obligations that are U.S.-dollar denominated.

2. The certificates of deposit (interest-bearing time deposits) in which a Fund may invest are issued by savings banks or savings and loan associations that have capital surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. government.

3. Other than for temporary and defensive or cash management purposes, each Fund may invest up to 10% of its net assets in securities of supranational agencies. These securities are not considered government securities and are not supported directly or indirectly by the U.S. government.

FIXED-INCOME SECURITIES

ADJUSTABLE RATE MORTGAGE SECURITIES

          The Fund may invest in adjustable rate mortgage securities ("ARMS"), which are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. Generally, ARMS have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMS will experience increased rates of prepayment of principal. However, the major difference between ARMS and fixed rate mortgage securities is that the interest rate and the rate of amortization of principal of ARMS can and do change in accordance with movements in a particular, pre-specified, published interest rate index.

          The amount of interest on an ARM is calculated by adding a specified amount, the "margin," to the index, subject to limitations on the maximum and minimum interest that can be charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period. Because the interest rates on ARMS generally move in the same direction as market interest rates, the market value of ARMS tends to be more stable than that of long-term fixed rate securities.

          There are two main categories of indices which serve as benchmarks for periodic adjustments to coupon rates on ARMS: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate ("LIBOR"), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index (often related to ARMS issued by FNMA), tend to lag changes in market rate levels and tend to be somewhat less volatile.


ASSET-BACKED SECURITIES (NON-MORTGAGE)

          Asset-backed securities are collateralized by short-term loans such as automobile loans, home equity loans, equipment leases or credit card receivables. The payments from the collateral are generally passed through to the security holder. As noted above with respect to CMOs and REMICs, the average life for these securities is the conventional proxy for maturity. Asset-backed securities may pay all interest and principal to the holder, or they may pay a fixed rate of interest, with any excess over that required to pay interest going either into a reserve account or to a subordinate class of securities, which may be retained by the originator. The originator or other party may guarantee interest and principal payments. These guarantees often do not extend to the whole amount of principal, but rather to an amount equal to a multiple of the historical loss experience of similar portfolios.

          Two varieties of asset-backed securities are CARs and CARDs. CARs are securities, representing either ownership interests in fixed pools of automobile receivables, or debt instruments supported by the cash flows from such a pool. CARDs are participations in fixed pools of credit accounts. These securities have varying terms and degrees of liquidity.

          The collateral behind certain asset-backed securities (such as CARs and CARDs) tend to have prepayment rates that do not vary with interest rates; the short-term nature of the loans may also tend to reduce the impact of any change in prepayment level. Other asset-backed securities, such as home equity asset-backed securities, have prepayment rates that are sensitive to interest rates. Faster prepayments will shorten the average life and slower prepayments will lengthen it. Asset-backed securities may be pass-through, representing actual equity ownership of the underlying assets, or pay-through, representing debt instruments supported by cash flows from the underlying assets.

          The coupon rate, of interest on mortgage-related and asset-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool, by the amount of the fees paid to the mortgage pooler, issuer, and/or guarantor. Actual yield may vary from the coupon rate, however, if such securities are purchased at a premium or discount, traded in the secondary market at a premium or discount, or to the extent that the underlying assets are prepaid as noted above.

BANKING INDUSTRY OBLIGATIONS

          The Fund may acquire certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Fund will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.

          The Fund's holding instruments of foreign banks or financial institutions may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers plays an important part in the operations of the banking industry. Federal and state laws and regulations require domestic banks to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that the Fund may acquire.

          In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under its investment objectives and policies stated above and in its Prospectus, the Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

CREDIT-LINKED NOTES

          A credit-linked note ("CLN") is generally issued by one party with a credit option, or risk, linked to a second party. The embedded credit option allows the first party to shift a specific credit risk to the CLN holder, or a Portfolio in this case. The CLN is issued by a trust, a special purpose vehicle, collateralized by AAA-rated securities. The CLN's price or coupon is linked to the performance of the reference asset of the second party. Generally, the CLN holder receives either fixed or floating coupon rate during the life of the CLN and par at maturity. The cash flows are dependent on specific credit-related events.

          Should the second party default or declare bankruptcy, the CLN holder will receive an amount equivalent to the recovery rate. The CLN holder bears the risk of default by the second party and any unforeseen movements in the reference asset, which could lead to loss of principal and receipt of interest payments. In return for these risks, the CLN holder receives a higher yield. As with most derivative instruments, valuation of a CLN is difficult due to the complexity of the security (i.e.,the embedded option is not easily priced). A portfolio engaging in this type of investment cannot assure that it can implement a successful strategy.

CORPORATE DEBT SECURITIES

          Corporate debt securities in which the Fund may invest include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of a corporate debt security will generally increase when interest rates decline, and decrease when interest rates rise. There is also the risk that the issuer of a debt security will be unable to pay interest or principal at the time called for by the instrument.

EURODOLLAR/YANKEE DOLLAR INSTRUMENTS

          The Fund may invest in Eurodollar and Yankee Dollar instruments. Eurodollar instruments are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and issuing houses from many countries. Yankee Dollar instruments are U.S. dollar denominated bonds issued in the U.S. by foreign banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers.

FLOATING RATE INSTRUMENTS AND VARIABLE RATE DEMAND

          The Fund may invest in variable rate demand and floating rate instruments. Variable rate demand instruments held by the Fund may have maturities of more than one year, provided: (i) the Fund is entitled to the payment of principal at any time, or during specified intervals not exceeding one year, upon giving the prescribed notice (which may not exceed 30 days), and
(ii) the rate of interest on such instruments is adjusted at periodic intervals not to exceed one year. In determining whether a variable rate demand instrument has a remaining maturity of one year or less, each instrument will be deemed to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. The Fund will be able (at any time or during specified periods not exceeding one year, depending upon the note involved) to demand payment of the principal of a note. If an issuer of a variable rate demand note defaulted on its payment obligation, the Fund might be unable to dispose of the note and a loss would be incurred to the extent of the default. The Fund will invest in variable rate demand notes only when the investment is deemed to involve minimal credit risk. The continuing creditworthiness of issuers of variable rate demand notes held by the Fund will also be monitored to determine whether such notes should continue to be held. Variable and floating rate instruments with demand periods in excess of seven days and which cannot be disposed of promptly within seven business days and in the usual course of business without taking a reduced price will be treated as illiquid securities.

FOREIGN SECURITIES

          The Fund may invest in foreign securities denominated in U.S. dollars. Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include adverse foreign political and economic developments and the possible imposition of exchange controls or other foreign governmental laws or restrictions. With respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that could adversely affect investments in those countries.

          There may be less publicly available information about a foreign issuer than about a U.S. company, and foreign issuers may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. issuers. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign issuers are less liquid and their prices more volatile than securities of comparable U.S. issuers. Transactional costs in non-U.S. securities markets are generally higher than in U.S. securities markets. There is generally less government supervision and regulation of exchanges, brokers, and issuers than there is in the U.S. In addition, the Company might have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts.

          All these risks usually are higher in emerging markets, such as most countries in Africa, Asia, Latin America and the Middle East, than in more established markets, such as Western Europe.

FOREIGN MORTGAGE-RELATED SECURITIES

          Foreign mortgage-related securities are interests in pools of mortgage loans made to residential home buyers domiciled in a foreign country. These include mortgage loans made by trust and mortgage loan companies, credit unions, chartered banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (e.g., Canada Mortgage and Housing Corporation and First Australian National Mortgage Acceptance Corporation Limited). The mechanics of these mortgage-related securities are generally the same as those issued in the United States. However, foreign mortgage markets may differ materially from the U.S. mortgage market with respect to matters such as the sizes of loan pools, pre-payment experience, and maturities of loans.

FOREIGN AND EMERGING MARKET SECURITIES

          Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than U. S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures, and in certain markets there have been many times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delivery of securities may not occur at the same time as payment in some foreign markets. Delays in settlement could result in temporary periods when a portion of the assets of a Portfolio is uninvested and no return is earned thereon. The inability of the Portfolios to make intended security purchases due to settlement problems could cause the Portfolios to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the portfolios due to subsequent declines in value of the portfolio security or, if the Portfolios have entered into a contract to sell the security, could result in possible liability to the purchaser.

          As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States. A foreign government may impose exchange control regulations that may have an impact on currency exchange rates, and there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect U.S. investments in those countries.

          Changes in foreign currency exchange rates will affect the value of securities denominated or quoted in currencies other than the U.S. dollar and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign issuers are less liquid and their prices more volatile than securities of comparable U.S. issuers. Transactional costs in non-U.S. securities may involve greater time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

          Although the Portfolios will use reasonable efforts to obtain the best available price and the most favorable execution with respect to all transactions and the adviser or sub-adviser will consider the full range and quality of services offered by the executing broker or dealer when making these determinations, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Certain foreign governments levy withholding taxes against dividend and interest income, or may impose other taxes. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received by the Portfolios on these investments. The risks of investing in foreign securities may be intensified for investments in issuers domiciled or doing substantial business in emerging markets or countries with limited or developing capital markets. Security prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less-established markets and economies. In particular, counties with emerging markets may have relatively unstable governments, present the risk of sudden adverse government action and even nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increase in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Transaction settlement and dividend collection procedures may be less reliable in emerging markets than in developed markets. Securities of issuers located in other countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

GOVERNMENT INVESTMENT CONTRACTS

          Under guaranteed investment contracts ("GICs") issued by insurance companies. Pursuant to such contracts, the Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund on a monthly basis guaranteed interest which is based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. In addition, because the Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment, and, together with other instruments invested in by a Fund which are not readily marketable, will not exceed 10% of the Fund's net assets. The term of a GIC will be one year or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION ("GNMA") CERTIFICATES

          GNMA Certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans. GNMA is a U.S. Government corporation within the Department of Housing and Urban Development. Such loans are initially made by lenders such as mortgage bankers, commercial banks and savings and loan associations and are either insured by the Federal Housing Administration ("FHA") or Farmers' Home Administration ("FMHA") or guaranteed by the Veterans Administration ("VA"). A GNMA Certificate represents an interest in a specific pool of such mortgages which, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each certificate is guaranteed by the full faith and credit of the United States Government.

          GNMA Certificates differ from bonds in that principal is scheduled to be paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. "Modified pass through" type GNMA Certificates, entitle the holder to receive all interest and principal payments owed on the mortgages in the pool (net of issuers' and GNMA fees), whether or not the mortgagor has made such payment.

          GNMA Certificates are created by an "issuer," which is an FHA approved mortgage banker who also meets criteria imposed by GNMA. The issuer assembles a pool of FHA, FMHA, or VA insured or guaranteed mortgages with the same interest rate, maturity and type of dwelling. Upon application by the issuer, and after approval by GNMA of the pool, GNMA provides its commitment to guarantee timely payment of principal and interest on the GNMA Certificates backed by the mortgages included in the pool. The GNMA Certificates, endorsed by GNMA, are then sold by the issuer through securities dealers.

          GNMA is authorized under the Federal National Housing Act to guarantee timely payment of principal and interest on GNMA Certificates. This guarantee is backed by the full faith and credit of the United States. GNMA may borrow U.S. Treasury funds to the extent needed to make payments under its guarantee. When mortgages in the pool underlying GNMA Certificates are prepaid by mortgagors or by result of foreclosure, such principal payments are passed through to the certificate holders. Accordingly, the life of the GNMA Certificate is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to predict the life of a particular GNMA certificate, but FHA statistics indicate that 25 to 30 year single family dwelling mortgages have an average life of approximately 12 years. The majority of GNMA certificates are backed by mortgages of this type, and accordingly the generally accepted practice has developed to treat GNMA certificates as 30-year securities which prepay fully in the 12th year.

          GNMA certificates bear a nominal "coupon rate" which represents the effective FHA-VA mortgage rate at the time of issuance, less 0.5%, which constitutes the GNMA and issuer's fees. For providing its guarantees, GNMA receives an annual fee of 0.06% of the outstanding principal on certificates backed by single family dwelling mortgages, and the issuer receives an annual fee of 0.44% for assembling the pool and for passing through monthly payments of interest and principal.

          Payments to holders of GNMA certificates consist of the monthly distributions of interest and principal less the GNMA and issuer's fees. The actual yield to be earned by a holder of a GNMA certificate is calculated by dividing such payments by the purchase price paid for the GNMA certificate (which may be at a premium or a discount from the face value of the certificate). Monthly distributions of interest, as contrasted to semi-annual distributions which are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on GNMA certificates. Because of the variation in the life of the pools of mortgages which back various GNMA certificates, and because it is impossible to anticipate the rate of interest at which future principal payments may be reinvested, the actual yield earned from a portfolio of GNMA certificates, such as that in which the Fund is invested, will differ significantly from the yield estimated by using an assumption of a 12 year life for each GNMA certificate included in such a portfolio as described.

          The actual rate of prepayment for any GNMA certificate does not lend itself to advance determination, although regional and other characteristics of a given mortgage pool may provide some guidance for investment analysis. Also, secondary-market trading of outstanding GNMA certificates tends to be concentrated in issues bearing the current coupon rate.

          Construction loan securities are issued to finance building costs. The Fund is disbursed as needed or in accordance with a prearranged plan. The securities provide for the timely payment to the registered holder of interest at the specified rate plus scheduled installments of principal. Upon completion of the construction phase, the construction loan securities are terminated, and project loan securities are issued. It is the Fund's policy to record these GNMA certificates on trade date, and to segregate assets to cover its commitments on trade date as well.

GNMA CERTIFICATES -- WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

          GNMA Certificates may at times be purchased or sold on a delayed-delivery basis or on a when-issued basis. These transactions arise when GNMA Certificates are purchased or sold by the Fund with payment and delivery taking place in the future, in order to secure what is considered to be an advantageous price and yield to the Fund. No payment is made until delivery is due, often a month or more after the purchase. The settlement date on such transactions will take place no more than 120 days from the trade date. When the Fund engages in when-issued and delayed-delivery transactions, the Fund relies on the buyer or seller, as the case may be, to consummate the sale. Failure of the buyer or seller to do so may result in the Fund missing the opportunity of obtaining a price considered to be advantageous. While when-issued GNMA Certificates may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a GNMA Certificate on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. ING and ING IM each does not believe that the Fund's net asset value or income will be adversely affected by the purchase of GNMA Certificates on a when-issued basis. The Fund may invest in when-issued securities without other conditions. Such securities either will mature or be sold on or about the settlement date. A Fund may earn interest on such account or securities for the benefit of shareholders.

GOVERNMENT TRUST CERTIFICATES

          Government Trust Certificates represent an interest in a government trust, the property of which consists of (i) a promissory note of a foreign government no less than 90% of which is backed by the full faith and credit guaranty issued by the Federal Government of the United States of America (issued pursuant to Title III of the Foreign Operations, Export, Financing and Related Borrowers Programs Appropriations Act of 1998) and (ii) a security interest in obligations of the United States Treasury backed by the full faith and credit of the United States of America sufficient to support the remaining balance (no more than 10%) of all payments of principal and interest on such promissory note; provided that such obligations shall not be rated less than AAA by S&P or less than Aaa by Moody's.

INTERNATIONAL DEBT SECURITIES

          International debt securities represent debt obligations (which may be denominated in U.S. dollar or in non-U.S. currencies) of any rating issued or guaranteed by foreign corporations, certain supranational entities (such as the World Bank) and foreign governments (including political subdivisions having taxing authority) or their agencies or instrumentalities, including American Depository Receipts. These debt obligations may be bonds (including sinking fund and callable bonds), debentures and notes, together with preferred stocks, pay-in-kind securities or zero coupon securities.

          In determining whether to invest in debt obligations of foreign issuers, the Fund will consider the the economies of foreign countries, the condition of such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currency to the U.S. Dollar. These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. Subsequent foreign currency losses may result in the Fund having previously distributed more income in a particular period than was available from investment income, which could result in a return of capital to shareholders. The Fund's portfolio of foreign securities may include those of a number of foreign countries, or, depending upon market conditions, those of a single country.

          Investments in securities of issuers in non-industrialized countries generally involve more risk and may be considered highly speculative. Although a portion of the Fund's investment income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars and absorb the cost of currency fluctuations and the cost of currency conversions. Investment in foreign securities involves considerations and risks not associated with investment in securities of U.S. issuers. For example, foreign issuers are not required to use generally accepted accounting principles. If foreign securities are not registered under the Securities Act of 1933, as amended, the issuer does not have to comply with the disclosure requirements of the Securities Exchange Act of 1934, as amended. The values of foreign securities investments will be affected by incomplete or inaccurate information available to the adviser as to foreign issuers, changes in currency rates, exchange control regulations or currency blockage, expropriation or nationalization of assets, application of foreign tax laws (including withholding taxes), changes in governmental administration or economic or monetary policy. In addition, it is generally more difficult to obtain court judgments outside the United States.

RESTRICTIONS ON FOREIGN INVESTMENTS - Some developing countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Fund. As illustrations, certain countries may require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

          The manner, in which foreign investors may invest in companies in certain developing countries, as well as limitations on such investments, also may have an adverse impact on the operations of the Fund that invests in such countries. For example, the Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not be able to occur on timely basis, resulting in a delay during which a Fund may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where the Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving the Fund of the ability to make its desired investment at that time.

          Substantial limitations may exist in certain countries with respect to the Fund's ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. No more than 15% of the Fund's net assets may be comprised, in the aggregate, of assets that are (i) subject to material legal restrictions on repatriation or (ii) invested in illiquid securities. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund. For example, funds may be withdrawn from the People's Republic of China only in U.S. or Hong Kong dollars and only at an exchange rate established by the government once each week.

MORTGAGE-RELATED SECURITIES

          Mortgage-related debt securities include collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs") and federal mortgage-related securities including obligations issued or guaranteed by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA is a wholly-owned corporate instrumentality of the U.S., the securities and guarantees of which are backed by the full faith and credit of the U.S. Government. FNMA, a federally chartered and privately owned corporation, and FHLMC, a federal corporation, are instrumentalities of the U.S. with Presidentially appointed board members. The obligations of FNMA and FHLMC are not explicitly guaranteed by the full faith and credit of the federal government. See, "U. S. Government Securities."

          Pass-through mortgage-related securities are characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders, like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, often twenty or thirty years, the borrowers can, and typically do, repay such loans sooner. Thus, the security holders frequently receive repayments of principal, in addition to the principal that is part of the regular monthly payment. A borrower is more likely to repay a mortgage bearing a relatively high rate of interest. This means that in times of declining interest rates, some higher yielding securities held by the Fund might be converted to cash, and the Fund could be expected to reinvest such cash at the then prevailing lower rates. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-related securities. If the Fund buys mortgage-related securities at a premium, mortgage foreclosures or mortgage prepayments may result in losses of up to the amount of the premium paid since only timely payment of principal and interest is guaranteed.

          CMOs and REMICs are securities that are collateralized by mortgage pass-through securities. Cash flows from underlying mortgages are allocated to various classes or tranches in a predetermined, specified order. Each sequential tranche has a "stated maturity"--the latest date by which the tranche can be completely repaid, assuming no repayments--and has an "average life"--the average time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized, rather than being paid off entirely at maturity, as would be the case in a straight debt instrument.

          CMOs and REMICs are typically structured as "pass-through" securities. In these arrangements, the underlying mortgages are held by the issuer, which then issues debt collateralized by the underlying mortgage assets. The security holder thus owns an obligation of the issuer and payment of interest and principal on such obligations is made from payments generated by the underlying mortgage assets. The underlying mortgages may or may not be guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. Government, such as GNMA, or otherwise backed by FNMA or FHLMC. Alternatively, such securities may be backed by mortgage insurance, letters of credit or other credit enhancing features. Both CMOs and REMICs are issued by private entities. They are not directly guaranteed by any government agency and are secured by the collateral held by the issuer. CMOs and REMICs are subject to the type of prepayment risk described above due to the possibility that prepayments on the underlying assets will alter their cash flows.

RISKS OF MORTGAGE-RELATED SECURITIES

          Investments in mortgage-related securities involve certain risks. In periods of declining interest rates, prices of fixed-income securities tend to rise. However, during such periods, the rate of prepayment of mortgages underlying mortgage-related securities tends to increase, with the result that such prepayments must be reinvested by the issuer at lower rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by the Fund. Because investments in mortgage-related securities are interest rate sensitive, the ability of the issuer to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation's money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations. Further, stripped mortgage-backed securities are likely to experience greater price volatility than other types of mortgage securities. The yield to maturity on the interest-only class is extremely sensitive, both to changes in prevailing interest rates and to the rate of principal payments (including prepayments) on the underlying mortgage assets. Similarly, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are made. The Fund could fail to fully recover its initial investment in a CMO residual or a stripped mortgage-backed security.

MUNICIPAL SECURITIES

          Municipal securities are debt obligations issued by state and local governments, territories and possessions of the U.S., regional government authorities, and their agencies and instrumentalities ("municipal securities"). Municipal securities include both notes (which have maturities of less than one year) and bonds (which have maturities of one year or more) that bear fixed or variable rates of interest.

          In general, "municipal securities" debt obligations are issued to obtain funds for a variety of public purposes, such as the construction, repair, or improvement of public facilities, including airports, bridges, housing, hospitals, mass transportation, schools, streets, water and sewer works. Municipal securities may be issued to refinance outstanding obligations and to raise funds for general operating expenses and lending to other public institutions and facilities.

          The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Characteristics and methods of enforcement of general obligation bonds vary according to the law applicable to a particular issuer, and the taxes that can be levied for the payment of debt securities may be limited or unlimited as to rates or amounts of special assessments. Revenue securities are payable only from the revenues derived from a particular facility, a class of facilities or, in some cases, from the proceeds of a special excise tax. Revenue bonds are issued to finance a wide variety of capital projects, including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund, the assets of which may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and collateralized mortgages, and the net revenues from housing or other public projects. Some authorities are provided further security in the form of a state's assistance (although without obligation) to make up deficiencies in the debt service reserve fund. Insured municipal debt involves scheduled payments of interest and principal guaranteed by a private, non-governmental or governmental insurance company. The insurance does not guarantee the market value of the municipal debt or the value of the shares of the Fund.

          Securities of issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Furthermore, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

          MORAL OBLIGATION SECURITIES - Municipal securities may include "moral obligation" securities which are usually issued by special purpose public authorities. If the issuer of moral obligation bonds cannot fulfill its financial responsibilities from current revenues, it may draw upon a reserve fund, the restoration of which is moral commitment but not a legal obligation of the state or municipality which created the issuer.

          INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL BONDS - These are revenue bonds and generally are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes, and pollution control. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

          MUNICIPAL LEASE OBLIGATIONS - These are lease obligations or installment purchase contract obligations of municipal authorities or entities ("municipal lease obligations"). Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payment due under the lease obligation. The Fund may also purchase "certificates of participation," which are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult. In addition, these securities represent a relatively new type of financing, and certain lease obligations may therefore be considered to be illiquid securities.

          The Fund will attempt to minimize the special risks inherent in municipal lease obligations and certificates of participation by purchasing only lease obligations which meet the following criteria: (1) rated A or better by at least one nationally recognized securities rating organization; (2) secured by payments from a governmental lessee which has actively traded debt obligations;
(3) determined by the adviser or sub-adviser to be critical to the lessee's ability to deliver essential services; and (4) contain legal features which the adviser or sub-adviser deems appropriate, such as covenants to make lease payments without the right of offset or counterclaim, requirements for insurance policies, and adequate debt service reserve funds.

          Short-Term Municipal Obligations - These securities include the following:

          TAX ANTICIPATION NOTES are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power of the municipality for the payment of principal and interest when due.

          REVENUE ANTICIPATION NOTES are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program. They also are usually general obligations of the issuer.

          BOND ANTICIPATION NOTES normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide the money for the repayment of the notes.

          CONSTRUCTION LOAN NOTES are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the Federal National Mortgage Association or the Government National Mortgage Association.

          SHORT-TERM DISCOUNT NOTES (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

REPURCHASE AGREEMENTS

          The Fund may enter into repurchase agreements with domestic banks and broker-dealers meeting certain size and creditworthiness standards approved by the Board. Under a repurchase agreement, the Fund may acquire a debt instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase and the Fund to resell the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. Such underlying debt instruments serving as collateral will meet the quality standards of the Fund. The market value of the underlying debt instruments will, at all times, be equal to the dollar amount invested even though the maturity of the underlying instruments may exceed the 397-day maturity limitation of the Fund. Repurchase agreements, although fully collateralized, involve the risk that the seller of the securities may fail to repurchase them from the Fund. In that event, the Fund may incur (a) disposition costs in connection with liquidating the collateral, or (b) a loss if the collateral declines in value. Also, if the default on the part of the seller is due to insolvency and the seller initiates bankruptcy proceedings, the Fund's ability to liquidate the collateral may be delayed or limited. Repurchase agreements maturing in more than seven days will not exceed 10% of the total assets of the Fund.

SAVINGS ASSOCIATION OBLIGATIONS

          The Fund may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. government.

SOVEREIGN DEBT SECURITIES

          Sovereign debt securities are issued by governments of foreign countries. The sovereign debt in which the Fund may invest may be rated below investment grade. These securities usually offer higher yields than higher-rated securities but are also subject to greater risk than higher-rated securities.

          BRADY BONDS. Brady bonds represent a type of sovereign debt. These obligations were created under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady, in which foreign entities issued these obligations in exchange for their existing commercial bank loans. Brady Bonds have been issued by Argentina, Brazil, Costa Rica, the Dominican Republic, Mexico, the Philippines, Uruguay and Venezuela, and may be issued by other emerging countries.

SUPRANATIONAL AGENCIES

          These securities are not considered government securities and are not supported directly or indirectly by the U.S. Government. Examples of supranational agencies include, but are not limited to, the International Bank for Reconstruction and Development (commonly referred to as the World Bank), which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions.

TAX EXEMPT INDUSTRIAL DEVELOPMENT BOND AND POLLUTION CONTROL BONDS

          Tax Exempt Industrial Development Bond and Pollution Control Bonds are revenue bonds and generally, are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes, and pollution control. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

U. S. GOVERNMENT SECURITIES

          U.S. government securities include instruments issued by the U.S. Treasury, such as bills, notes and bonds. These instruments are direct obligations of the U.S. government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rate, the lengths of maturity and the dates of their issuance. U.S. government securities also include securities issued by instrumentalities of the U.S. government. Also included in the category of U.S. government securities are securities issued by certain U.S. government instrumentalities, such as the Government National Mortgage Association, which are backed by the full faith and credit of the United States. Securities issued by other instrumentalities established or sponsored by the U.S. government, such as the Student Loan Marketing Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, are not backed by the full faith and credit of the United States. While these securities are issued, in general, under the authority of an act of Congress, the U.S. government is not obligated to provide finanical support to the issuing instrumentalities, although under certain conditions certain of these authorities may borrow from the U.S. Treasury. In the case of securities not backed by the full faith and credit of the U.S., the Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. itself if the U.S. government instrumentality does not meet its commitment. The Fund will invest in securities of such agencies or instrumentalities only when the sub-adviser is satisfied that the credit risk with respect to any instrumentality is comparable to the credit risk of U.S. government securities that are backed by the full faith and credit of the United States.

ZERO COUPON AND PAY-IN-KIND SECURITIES

          Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par value. The discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon securities generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.

          Zero coupon securities are also subject to the risk that in the event of a default, the Fund may realize no return on its investment, because these securities do not pay cash interest.

RISKS OF INVESTING IN DEBT SECURITIES

          There are a number of risks generally associated with an investment in debt securities (including convertible securities). Yields on short-, intermediate-, and long-term securities depend on a variety of factors, including the general condition of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the rating of the issue. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with short maturities and lower yields.

          Debt obligations that are deemed investment grade carry a rating of at least Baa from Moody's or BBB from Standard and Poor's, or a comparable rating from another rating agency or, if not rated by an agency, are determined by the adviser or sub-adviser to be of comparable quality. Bonds rated Baa or BBB have speculative characteristics and changes in economic circumstances are more likely to lead to a weakened capacity to make interest and principal payments than higher-rated bonds.

OTHER INSTRUMENTS

BORROWING

          The Fund may borrow from banks. The Fund may borrow up to 5% of the value of its total assets from a bank for temporary or emergency purposes. The Fund does not intend to borrow. If the Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage. Under the 1940 Act, the Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund's holdings may be disadvantageous from an investment standpoint.

LENDING OF PORTFOLIO SECURITIES

          In order to generate additional income, the Fund may lend portfolio securities to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. No lending may be made with any companies affiliated with the adviser. These loans earn income for the Fund and are collateralized by cash, securities or letters of credit. The Fund might experience a loss if the financial institution defaults on the loan. The Fund seeks to mitigate this risk through contracted indemnification upon default.

          The borrower at all times during the loan must maintain with the Fund cash or cash equivalent collateral or provide to the Fund an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Fund any interest paid on such securities, and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. Loans are subject to termination at the option of the Fund or the borrower at any time. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

OTHER INVESTMENT COMPANIES

          An Investment Company is a company engaged in the business of pooling investors' money and trading in securities for them. Examples include face-amount certificate companies, unit investment trusts and management companies. When the Fund invests in other investment companies, shareholders of the Fund bear their proportionate share of the underlying investment companies fees and expenses.

          Subject to any limitations under the Investment Company Act of 1940 (the "1940 Act") and consistent with its investment strategies, the Fund may invest in other investment companies. In addition to the advisory and operational fees the Fund bears directly in connection with its own operation, the Fund would also bear its PRO RATA portion of each other investment company's advisory and operational expenses. When the Fund invests in other investment companies, investors indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.

          EXCHANGE TRADED FUNDS ("ETFs") - ETFs are passively managed investment companies traded on a securities exchange whose goal is to track or replicate a desired index. ETFs are traded on exchange similar to a publicly traded company. Similarly, the risks and cots are similar to those of a publicly-traded company. The goal of an ETF is to correspond generally to the price and yield performance, before fees and expenses of its underlying index. The risk of not correlating to the index is an additional risk to the investors of ETFs. Because ETFs trade on an exchange, they may not trade at net asset value (NAV). Sometimes, the prices of ETFs may vary significantly from the NAVs of the ETF's underlying securities. Additionally, if the Fund elects to redeem its ETF shares rather than selling them on the secondary market, the Fund may receive the underlying securities which it must then sell in order to obtain cash. Additionally, shareholders of the Fund may pay a proportionate share of the expenses of the ETF in addition to the expenses of the Fund.

          HOLDING COMPANY DEPOSITARY RECEIPTS ("HOLDRs") - HOLDRs are trust-issued receipts that represent the Fund's beneficial ownership of a specific group of stocks. HOLDRs involve risks similar to the risks of investing in common stock. For example, the Fund's investments will decline in value if the underlying stocks decline in value. Because HOLDRs are not subject to concentration limits, the relative weight of an individual stock may increase substantially, causing the HOLDRs to be less diverse and creating more risk.

PRIVATE FUNDS

          U.S. or foreign private limited partnerships or other investment funds are referred to as Private Funds ("Private Funds"). Investments in Private Funds may be highly speculative and volatile. Because Private Funds generally are investment companies for purposes of the 1940 Act, the Fund's ability to invest in them will be limited. In addition, the Fund's shareholders will remain subject to the Fund's expenses while also bearing their PRO RATA share of the operating expenses of the Private Funds. The ability of the Fund to dispose of interests in Private Funds is very limited and involves risks, including loss of the Fund's entire investment in the Private Fund.

          Private investment funds include a variety of pooled investments. Generally, these pooled investments are structured as a trust, a special purpose vehicle, and are exempted from registration under the 1940 Act. As an investor, the Fund owns a proportionate share of the trust. Typically, the trust does not employ a professional investment manager. Instead, the pooled investment tracks some index by investing in the issuers or securities that comprise the index. The Fund receives a stream of cash flows in the form of interest payments from the underlying assets or the proceeds from the sale of the underlying assets in the event those underlying assets are sold. However, some pooled investments may not dispose of the underlying securities regardless of the adverse events affecting the issuers depending on the investment strategy utilized. In this type of strategy, the pooled investment continues to hold the underlying securities as long as the issuers or securities remain members of the tracked index.

          The pooled investments allow the Fund to synchronize the receipt of interest and principal payments and also, diversify some of the risks involved with investing in fixed-income securities. Because the trust holds securities of many issuers, the default of a few issuers would not impact the Fund significantly. However, the Fund bears any expenses incurred by the trust. In addition, the Fund assumes the liquidity risks generally associated the privately offered pooled investments.

          Pooled investments that are structured as a trust contain many similarities to Private Funds that are structured as limited partnerships. The primary difference between the trust and the limited partnership structure is the redemption of the ownership interests. Typically, the ownership interests in a typical Private Fund are redeemable only by the general partners and thus, are restricted from transferring from one party to another. Conversely, the ownership interests in the trust are generally not redeemable by the trust, except under certain circumstances, and are transferable among the general public for publicly offered securities and "qualified purchasers" or "qualified institutional buyers" for privately offered securities.

          The Fund cannot assure that it can achieve better results by investing in a pooled investment versus investing directly in the individual underlying assets.

          Private investment funds also include investments in certain structured securities. Structured securities include notes, bonds or debentures that provide for the payment of principal of, and/or interest in, amounts determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of structured securities may provide that under certain circumstances no principal is due at maturity and, therefore, may result in the loss of a Fund's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference. Consequently, leveraged structured securities entail a greater degree of market risk than other types of debt obligations. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex fixed-income investments.

RESTRICTED AND ILLIQUID SECURITIES

          Generally, a security is considered illiquid if it cannot be disposed of within seven days. Its illiquidity might prevent the sale of such a security at a time when the adviser or sub-adviser might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Fund could realize upon disposition.

          Because of the nature of these securities, a considerable period of time may elapse between the Fund's decision to dispose of these securities and the time when the Fund is able to dispose of them, during which time the value of the securities could decline. The expenses of registering restricted securities (excluding securities that may be resold by pursuant to Rule 144A) may be negotiated at the time such securities are purchased by the Fund. When registration is required before the securities may be resold, a considerable period may elapse between the decision to sell the securities and the time when the Fund would be permitted to sell them. Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Fund may also acquire securities through private placements. Such securities may have contractual restrictions on their resale, which might prevent their resale by the Fund at a time when such resale would be desirable. Securities that are not readily marketable will be valued by the Fund in good faith pursuant to procedures adopted by the Company's Board of Directors.

          Restricted securities, including private placements, are subject to legal or contractual restrictions on resale. They can be eligible for purchase without SEC registration by certain institutional investors known as "qualified institutional buyers," and under the Fund's procedures, restricted securities could be treated as liquid. However, some restricted securities may be illiquid and restricted securities that are treated as liquid could be less liquid than registered securities traded on established secondary markets.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS

          Reverse repurchase agreement transactions involve the sale of U.S. government securities held by the Fund, with an agreement that the Fund will repurchase such securities at an agreed upon price and date. The Fund may employ reverse repurchase agreements when necessary to meet unanticipated net redemptions so as to avoid liquidating other portfolio investments during unfavorable market conditions or when dollar rolls become uneconomic. This process involves the lending of specific securities to pre-approved counterparties, broker dealers, and the receipt of cash in return for a set period of time- thirty to sixty days is generally the term of any transaction. By convention, 102% worth of securities is placed as collateral with the counterparty; however, that is negotiable and may vary depending on the type of collateral employed. More volatile securities may require higher collateral.

Reverse repurchase agreements alleviate the need to liquidate the short-term assets associated with the proceeds of dollar roll transactions. The liquidation of carefully tailored short-term securities component of the Fund is not cost-effective for shareholders; moreover, the reconstruction of that short-term component at a later date is also not cost-effective. At the time it enters into a reverse repurchase agreement, the Fund will place in a segregated custodial account cash and/or liquid assets having a dollar value equal to the repurchase price. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Reverse repurchase agreements, together with other permitted borrowings, may constitute up to 33 1/3% of the Fund's total assets. Under the 1940 Act, the Fund is required to maintain continuous asset coverage of 300% with respect to borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund's holdings may be disadvantageous from an investment standpoint. However, the Fund may segregate its assets to cover the commitment under a reverse repurchase agreement, dollar roll transaction, or any other transactions that may five rise to "senior security," as defined by the 1940 Act; as a result, the Fund will not be subject to the 300% asset coverage requirement. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Fund's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

          In order to enhance portfolio returns and manage prepayment risks, the Fund may engage in dollar roll transactions with respect to mortgage securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage security held in the portfolio to a financial institutional such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the sold security. When the Fund enters into a dollar roll transaction, cash and/or liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be repurchased, are segregated with its custodian at the trade date. These securities are marked daily and are maintained until the transaction is settled.

          Whether a reverse repurchase agreement or dollar-roll transaction produces a gain for the Fund depends upon the "costs of the agreements" (e.g., a function of the difference between the amount received upon the sale of its securities and the amount to be spent upon the purchase of the same or "substantially the same" security) and the income and gains of the securities purchased with the proceeds received from the sale of the mortgage security. If the income and gains on the securities purchased with the proceeds of the agreements exceed the costs of the agreements, then the Fund's net asset value will increase faster than otherwise would be the case; conversely, if the income and gains on such securities purchased fail to exceed the costs of the structure, net asset value will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar-roll transactions, as leveraging techniques, may increase the Fund's yield in the manner described above; however, such transactions also increase the Fund's risk to capital and may result in a shareholder's loss of principal.

TO BE ANNOUNCED SALE COMMITMENTS

          To Be Announced ("TBA") sale commitments are sale commitments wherein the unit price and the estimated principal amount are established upon entering into the contract, with the actual principal amount being within a specified range of the estimate. The Fund will enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, the Fund will maintain, in a segregated account, cash or marketable securities in an amount sufficient to meet the purchase price. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Fund delivers securities under the commitment, the Fund realizes a gain or loss from the sale of the securities, based upon the unit price established at the date the commitment was entered into.

TECHNIQUES

TEMPORARY DEFENSIVE AND SHORT-TERM POSITIONS

          The Fund may invest in short-term, high-quality debt instruments and in U.S. government securities for the following purposes: (i) to meet anticipated day-to-day operating expenses; (ii) to invest cash flow pending the sub-adviser's determination to do so within the investment guidelines and policies of the Fund; (iii) to permit the Fund to meet redemption requests; and
(iv) to take a temporary defensive position. Although it is expected that the Fund will normally be invested consistent with its investment objectives and policies, the short-term instruments in which the Fund may invest for temporary defensive purposes include (i) short-term obligations of the U.S. Government and its agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities; (iii) commercial paper, including master notes; (iv) bank obligations, including certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements. The Fund will invest in short-term instruments that do not have a maturity of greater than one year.

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS

          In order to secure prices or yields deemed advantageous at the time the Fund may purchase or sell securities on a when-issued or a delayed-delivery basis generally 15 to 45 days after the commitment is made. The Fund may also enter into forward commitments. The Fund will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by, and no interest accrues to, the Fund prior to the actual delivery or payment by the other party to the transaction. Due to fluctuations in the value of securities purchased on a when-issued or a delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. Similarly, the sale of securities for delayed-delivery can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself. The Fund will establish a segregated account with the custodian consisting of cash and/or liquid assets in an amount equal to the amount of its when-issued and delayed-delivery commitments which will be "marked-to-market" daily. The Fund will only make commitments to purchase such securities with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if deemed an advisable investment strategy. In these cases, the Fund may realize a capital gain or loss. When the Fund engages in when-issued, forward commitment, and delayed delivery transactions, it relies on the other party to consummate the trade. Failure to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

          When the time comes to pay for the securities acquired on a delayed delivery basis, the Fund will meet its obligations from the available cash flow, sale of the securities held in the segregated account, sale of other securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). Depending on market conditions, the Fund could experience fluctuations in share price as a result of delayed-delivery or when-issued purchases.

MATURITY POLICIES

          The average dollar-weighted maturity of securities in the Fund's portfolio will not exceed ninety days. In addition, all investments in the Fund's portfolio will have a maturity at the time of purchase, as defined under the federal securities laws, of 397 calendar days or less.

WARRANTS

          A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund's entire investment therein).

                FUNDAMENTAL INVESTMENT RESTRICTIONS AND POLICIES

          All percentage limitations set forth below apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations will not require elimination of any security from the relevant portfolio.

          The investment objective of the Fund is fundamental. The Fund has adopted certain investment restrictions of the Fund as fundamental policies that cannot be charged without the approval of the holders of a "majority" of the Fund's outstanding voting securities as that term is defined in the 1940 Act. The term "majority" is defined as the lesser of (1) 67% or more of the Fund's shares present at a shareholders' meeting of which the holders of more than 50% of the shares are present in person or by proxy; or (2) more than 50% of the outstanding voting securities.

          As a matter of fundamental policy, the Fund will not:

     1.) Hold more than 5% of the value of its total assets in the securities of any one issuer or hold more than 10% of the outstanding voting securities of any one issuer. Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities are excluded from this restriction;

     2.) Concentrate its investments in any one industry, although the Fund may invest up to 25% of its total assets in securities issued by companies principally engaged in any one industry. For purposes of this restriction, finance companies will be classified as separate industries according to the end user of their services, such as automobile finance, computer finance and consumer finance. This limitation will not apply to the Fund's investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; securities invested in, or repurchase agreements for, U.S. Government, its agencies or instrumentalities.

          Additionally, the Fund's investments in the following shall not be subject to the 25% limitation: securities invested in, or repurchase agreements for, U.S. government securities, certificates of deposit, bankers' acceptances, and securities of banks;

     3.) Make loans, except that, to the extent appropriate under its investment program, the Fund may (i) purchase bonds, debentures or other debt instruments, including short-term obligations; (ii) enter into repurchase transactions; and (iii) lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Fund's total assets;

     4.)  Issue any senior security (as defined in the 1940 Act), except that
          (i) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including reverse repurchase agreements, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (ii) the Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, interpretations of the 1940 Act or an exemptive order; (iii) the purchase or sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; and (iv) subject to certain fundamental restrictions set forth below, the Fund may borrow money as authorized by the 1940 Act;

     5.) Purchase real estate, interests in real estate or real estate limited partnership interests except that: (i) to the extent appropriate under its investment program, the Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein; or (ii) the Fund may acquire real estate as a result of ownership of securities or other interests (this could occur for example if the Fund holds a security that is collateralized by an interest in real estate and the security defaults);

     6.) Invest in commodity contracts, except that the Fund may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities;

     7.) Borrow money, except that (i) the Fund may enter into commitments to purchase securities in accordance with that Fund's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (ii) for temporary emergency purposes, the Fund may borrow money in amounts not exceeding 5% of the value of its total assets at the time the loan is made; and

     8.) Act as an underwriter of securities except to the extent that, in connection with the disposition of portfolio securities by the Fund, the Fund may be deemed to be an underwriter under the provisions of the Securities Act of 1933 (the "1933 Act").

          The Board of Directors ("Board") has adopted the following other investment restrictions which may be changed by the Board and without shareholder vote. The Fund will not:

     1.) Invest more than 25% of its total assets in securities or obligations of foreign issuers, including marketable securities of, or guaranteed by, foreign governments (or any instrumentality or subdivision thereof). The Fund may only purchase foreign securities or obligations that are U.S. dollar denominated;

     2.) Invest in companies for the purpose of exercising control or management;

     3.) Purchase interests in oil, gas or other mineral exploration programs; however, this limitation will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas, or other minerals;

     4.) Invest more than 10% of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A under, or securities offered pursuant to Section 4(2) of, the 1933 Act, shall not be deemed illiquid solely by reason of being unregistered. The adviser and the sub-adviser, shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

          Where the Fund's investment objective or policy restricts it to holding or investing a specified percentage of its assets in any type of instrument, that percentage is measured at the time of purchase. There will be no violation of any investment policy or restriction if that restriction is complied with at the time the relevant action is taken, notwithstanding a later change in the market value of an investment, in net or total assets, in the securities rating of the investment or any other change. With respect to fundamental policy number (2), industry classifications are determined in accordance with the classifications established by the Standard & Poor's Corporation.

          The Fund will invest at least 95% of its total assets in high-quality securities. High-quality securities are those receiving the highest credit rating by any two nationally recognized statistical rating organizations (or one, if only one rating organization has rated the security) and meet the conditions of Rule 2a-7 under the 1940 Act. High-quality securities may also include unrated securities if the sub-adviser determines the security to be of comparable quality.

          The remainder of the Fund's assets will be invested in securities rated within the two highest rating categories by any two nationally recognized statistical rating organizations (or one, if only one rating organization has rated the security) and unrated securities if sub-adviser determines the security to be of comparable quality. With respect to this group of securities, the Fund may not, however, invest more than 1% of the market value of its total assets or $1 million, whichever is greater, in the securities or obligations of a single issuer.

                  DISCLOSURE OF THE FUND'S PORTFOLIO SECURITIES

          The Fund is required to file its complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with the Fund's annual and semi-annual shareholder reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters.

          In addition, the Fund posts its portfolio holdings schedule on ING's website on a calendar-quarter basis and it is available on the first day of the second month of the next quarter. The complete portfolio holdings schedule is as of the preceding quarter-end (E.G., the Fund will post the quarter-ending June 30 holdings on August 1).

          The Fund also compiles a list composed of its ten largest holdings ("Top Ten"). This information is produced monthly, and is made available on ING's website, on the tenth day of each month. The Top Ten holdings information is as of the last day of the previous month.

          Investors (both individual and institutional), financial intermediaries that distribute the Fund's shares and most third parties may receive the Fund's annual or semi-annual shareholder reports, or view on ING's website, the Fund's portfolio holdings schedule. The Top Ten list also is provided in quarterly Fund descriptions that are included in the offering materials of variable life insurance products and variable annuity contracts.

          Other than in regulatory filings or on ING's website, the Fund may provide its portfolio holdings to certain unaffiliated third parties and affiliates when the Fund has a legitimate business purpose for doing so. Unless otherwise noted below, the Fund's disclosure of its portfolio holdings will be on an as-needed basis, with no lag time between the date of which the information is requested and the date the information is provided. Specifically, the Fund's disclosure of its portfolio holdings may include disclosure:

     - To the Fund's independent registered public accounting firm, named herein, for use in providing audit opinions;

     - To financial printers for the purpose of preparing Fund regulatory filings;

     -    For the purpose of due diligence regarding a merger or acquisition;

     - To a new adviser or sub-adviser prior to the commencement of its management of the Fund;

     - To rating and ranking agencies such as Bloomberg, Morningstar, Lipper and Standard & Poor's;

     - To consultants for use in providing asset allocation advice in connection with investments by affiliated funds-of-funds in the Fund;

     - To service providers, such as proxy voting and class action services providers, on a daily basis, in connection with their providing services benefiting the Fund;

     - To a third party for purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Fund shareholders; or

     - To certain third parties, on a weekly basis with no lag time, that have financed a Fund's Class B shares.

          In all instances of such disclosure the receiving party, by agreement, is subject to a duty of confidentiality, including a duty not to trade on such information.

          The Fund's Board of Trustees/Directors has adopted policies and procedures ("Policies") designed to ensure that disclosure of information regarding the Fund's portfolio securities is in the best interests of Fund shareholders, including procedures to address conflicts between the interests of the Fund's shareholders, on the one hand, and those of the Fund's Adviser, Sub-Adviser, principal underwriter or any affiliated person of the Fund, its Adviser, or its principal underwriter, on the other. Such Policies authorize the Fund's administrator to implement the Board's policies and direct the administrator to document the expected benefit to shareholders. Among other considerations, the administrator is directed to consider whether such disclosure may create an advantage for the recipient or its affiliates or their clients over that of the Fund's shareholders. Similarly, the administrator is directed to consider, among other things, whether the disclosure of portfolio holdings creates a conflict between the interests of shareholders and the interests of the Adviser, Sub-Adviser, principal underwriter and their affiliates. The Board has authorized the senior officers of the Fund's administrator to authorize the release of the Fund's portfolio holdings, as necessary, in conformity with the foregoing principles and to monitor for compliance with the Policies. The Fund's administrator reports quarterly to the Board regarding the implementation of the Policies.

          The Fund has the following ongoing arrangements with certain third parties to provide the Fund's full portfolio holdings:



                                                                  TIME LAG BETWEEN
                                                                 DATE OF INFORMATION
                                                                AND DATE INFORMATION
          PARTY                     PURPOSE          FREQUENCY        RELEASED
------------------------------------------------------------------------------------
Societe Generale           Class B shares financing  Weekly     None
Constellation

Institutional Shareholder  Proxy Voting & Class      Daily      None
Services, Inc.             Action Services

Charles River Development  Compliance                Daily      None



          All of the arrangements in the table above are subject to the Policies adopted by the Board to ensure such disclosure is for a legitimate business purpose and is in the best interests of the Fund and its shareholders. The Fund's Board must approve any material change to the Policies. The Policies may not be waived, or exceptions made, without the consent of ING's Legal Department. All waivers and exceptions involving the Fund will be disclosed to the Fund's Board no later than its next regularly scheduled quarterly meeting. No compensation or other consideration may be received by the Fund, the Adviser, or any other party in connection with the disclosure of portfolio holdings in accordance with the Policies.

                            MANAGEMENT OF THE COMPANY

DIRECTORS AND OFFICERS

Set forth in the table below is information about each Director of the Company.



                                                                                                 NUMBER OF
                                                                                               PORTFOLIOS IN
                                 POSITION(S) HELD   TERM OF OFFICE                              FUND COMPLEX          OTHER
                                    WITH EACH       AND LENGTH OF    PRINCIPAL OCCUPATION(S)    OVERSEEN BY     BOARD MEMBERSHIPS
     NAME, ADDRESS AND AGE        COMPANY/TRUST     TIME SERVED(1)   DURING THE PAST 5 YEARS    DIRECTOR(2)     HELD BY DIRECTOR
-------------------------------  ----------------  ---------------  -------------------------  -------------  --------------------
J. SCOTT FOX(3)                  Director          December 1997 -  Vice Chairman and Chief         |_|       IFC Financial
7337 East Doubletree Ranch Rd.                     Present          Operating Officer, ING                    Networks (January
Scottsdale, Arizona 85258                                           Investment Management Co.                 2001 - April 2004).
Age: 51                                                             (April 1994 - Present).

Thomas J. McInerney (4) (5) (6)  Director          February 2002 -  Chief Executive Officer,        |_|       Equitable Life
7337 East Doubletree Ranch Rd.                     Present          ING U.S. Financial                        Insurance Co.,
Scottsdale, Arizona 85258                                           Services (January 2005 -                  Golden American Life
Age: 49                                                             Present); General Manager                 Insurance Co., Life
                                                                    and Chief Executive                       Insurance Company of
                                                                    Officer, US Financial                     Georgia, Midwestern
                                                                    Services (December                        United Life
                                                                    2003-December 2004);                      Insurance Co.,
                                                                    Chief Executive Officer,                  ReliaStar Life
                                                                    ING US Financial Serivces                 Insurance Co.,
                                                                    (September 2001-December                  Security Life of
                                                                    2003); and General                        Denver, Security
                                                                    Manager and Chief                         Connecticut Life
                                                                    Executive Officer, US                     Insurance Co.,
                                                                    Worksite Financial                        Southland Life
                                                                    Services (December 2000 -                 Insurance Co., USG
                                                                    September 2001).                          Annuity and Life
                                                                                                              Company, and United
                                                                                                              Life and Annuity
                                                                                                              Insurance Co. Inc;
                                                                                                              Ameribest Life
                                                                                                              Insurance Co.; First
                                                                                                              Columbine Life
                                                                                                              Insurance Co.; and
                                                                                                              Metro Atlanta
                                                                                                              Chamber of Commerce
                                                                                                              (January 2003 -
                                                                                                              Present).

DIRECTORS WHO ARE NOT "INTERESTED PERSONS"

ALBERT E. DEPRINCE, JR.          Director          June 1998 -      Professor of Economics          |_|       President - Elect,
7337 East Doubletree Ranch Rd.                     Present          and Finance, Middle                       Academy of Economics
Scottsdale, Arizona 85258                                           Tennessee State                           and Finance
Age: 65                                                             University (August 1991-                  (February 2005 -
                                                                    Present); Director,                       Present).
                                                                    Business and Economic
                                                                    Research Center (August
                                                                    1999 - August 2003).

MARIA TERESA. FIGHETTI           Director          April 1994 -     Retired. Formerly,              |_|       None.
7337 East Doubletree Ranch Rd.                     Present          Associate
Scottsdale, Arizona 85258                                           Commissioner/Attorney,
Age: 62                                                             New York City Department
                                                                    of Mental Health (June
                                                                    1973 - October 2002).

SIDNEY KOCH                      Director          April 1994 -     Self-Employed Consultant        |_|       None.
7337 East Doubletree Ranch Rd.                     Present          (June 2000 - Present).
Scottsdale, Arizona 85258
Age: 71

                                                                                                 NUMBER OF
                                                                                               PORTFOLIOS IN
                                 POSITION(S) HELD   TERM OF OFFICE                              FUND COMPLEX          OTHER
                                    WITH EACH       AND LENGTH OF    PRINCIPAL OCCUPATION(S)    OVERSEEN BY     BOARD MEMBERSHIPS
     NAME, ADDRESS AND AGE        COMPANY/TRUST     TIME SERVED(1)   DURING THE PAST 5 YEARS    DIRECTOR(2)     HELD BY DIRECTOR
-------------------------------  ----------------  ---------------  -------------------------  -------------  --------------------
DR. CORINE T. NORGAARD           Director          June 1991-       Retired. Formerly,              |_|       Mass Mutual
7337 East Doubletree Ranch Rd.                     Present          President, Thompson                       Corporate Investors
Scottsdale, Arizona 85258                                           Enterprises (October 2004                 (April 1997 -
Age: 68                                                             - Present); and Dean of                   Present); Mass
                                                                    the Barney School of                      Mutual MML Series II
                                                                    Business, University of                   (April 2005 -
                                                                    Hartford (August 1996 -                   Present); and Member
                                                                    June 2004).                               Board of Directors,
                                                                                                              CT Health Foundation
                                                                                                              (2002 - Present).

EDWARD T. O'DELL                 Director          June 2002 -      Retired. Formerly,              |_|       None.
7337 East Doubletree Ranch Rd.                     Present          Partner of Goodwin
Scottsdale, Arizona 85258                                           Procter LLP (June 1966 -
Age: 70                                                             September 2000).

JOSEPH E. OBERMEYER              Director          January 2003 -   President, Obermeyer &          |_|       None.
7337 East Doubletree Ranch Rd.                     Present          Associates, Inc.
Scottsdale, Arizona 85258                                           (November 1999 -
Age: 48                                                             Present).


(1)  Directors serve until their successors are duly elected and qualified.

(2) For the purposes of this table, "Fund Complex" means the following investment companies: ING VP Balanced Portfolio, Inc.; ING Strategic Allocation Portfolio, Inc.; ING GET Funds; ING VP Intermediate Bond Portfolio; ING VP Money Market Portfolio; ING Variable Funds, Inc.; ING Variable Portfolios, Inc.; and ING Series Fund, Inc.

(3) Mr. Fox is an "interested person", as defined by the 1940 Act, because of his relationship with ING Investment Management Co., an affiliate of ING Investments, LLC.


(4) Mr. McInerney is an "interested person", as defined by the 1940 Act, because of his relationship with ING Groep, N.V., the parent corporation of the adviser, ING Investments, LLC and the distributor, ING Funds Distributor, LLC.

(5) Mr. McInerney is also a director of the following investment companies: ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Equity Dividend and Premium Opportunity Fund; ING Investment Funds, Inc.; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Prime Rate Trust; ING Senior Income Fund; ING Variable Insurance Trust; ING Variable Products Trust; ING Emerging Markets Fund, Inc.; ING VP Natural Resources Trust; USLICO Series Fund, and ING Partners, Inc. therefore, for the purposes of this table with reference to Mr. McInerney, "Fund Complex" includes these investment companies.

(6)  As of April 28, 2006, Mr. McInerney is no longer a member of the Board.

OFFICERS

Information about the Company's/Trust's officers are set forth in the table below:


                                                            TERM OF OFFICE
                                 POSITION HELD WITH THE     AND LENGTH OF TIME     PRINCIPAL OCCUPATION(S) DURING
NAME, ADDRESS AND AGE            COMPANY/TRUST              OF TIME SERVED (1)     THE LAST FIVE YEARS
------------------------------   ------------------------   --------------------   ------------------------------------------
JAMES M. HENNESSY                President and Chief        March 2002 - Present   President and Chief Executive Officer, ING
7337 East Doubletree Ranch Rd.   Executive                                         Investments, LLC (2) (December 2000 -
Scottsdale, Arizona 85258        Officer                                           Present). Formerly, Senior Executive Vice
Age: 57                                                                            President and Chief Operating Officer, ING
                                                                                   Investments, LLC (2) (April 1995 -
                                                                                   December 2000); and Executive Vice
                                                                                   President, ING Investments, LLC (2) (May
                                                                                   1998 - June 2000).

MICHAEL J. ROLAND                Executive Vice President   April 2002 - Present   Executive Vice President (December 2001 -
7337 East Doubletree Ranch Rd.                                                     Present) and Chief Compliance Officer
Scottsdale, Arizona 85258                                                          (October 2004 - Present), ING Investments,
Age: 47                                                                            LLC (2). Formerly, Chief Financial Officer
                                                                                   and Treasurer, ING Investments, LLC (2)
                                                                                   (December 2001 - March 2005); and Senior
                                                                                   Vice President, ING Investments, LLC (2)
                                                                                   (June 1998 - December 2001).

STANLEY D. VYNER                 Executive Vice President   March 2002 - Present   Executive Vice President, ING Investments,
7337 East Doubletree Ranch Rd.                                                     LLC (2) (July 2000 - Present) and Chief
Scottsdale, Arizona 85258                                                          Investment Risk Officer (January 2003 -
Age: 55                                                                            Present); Formerly, Chief Investment
                                                                                   Officer of the International Portfolios,
                                                                                   ING Investments, LLC (2) (August 2000 -
                                                                                   January 2003); and, Chief Executive
                                                                                   Officer, ING Investments, LLC (2) (August
                                                                                   1996 - August 2000).

                                                            TERM OF OFFICE
                                 POSITION HELD WITH THE     AND LENGTH OF TIME     PRINCIPAL OCCUPATION(S) DURING
NAME, ADDRESS AND AGE            COMPANY/TRUST              OF TIME SERVED (1)     THE LAST FIVE YEARS
------------------------------   ------------------------   --------------------   ------------------------------------------
JOSEPH M. O'DONNELL              Chief Compliance Officer,  November 2004 -        Chief Compliance Officer of the ING Funds
7337 East Doubletree Ranch Rd.   Executive Vice President   Present                (November 2004 - Present) and ING
Scottsdale, Arizona 85258                                   March 2006 - Present   Investments, LLC and Directed Services,
Age: 51                                                                            Inc. (January 2006 - Present). Formerly,
                                                                                   Vice President, Chief Legal Counsel, Chief
                                                                                   Compliance Officer and Secretary of Atlas
                                                                                   Securities, Inc., Atlas Advisers, Inc. and
                                                                                   Atlas Funds (October 2001 - October 2004);
                                                                                   and Chief Operating Officer and General
                                                                                   Counsel of Matthews International Capital
                                                                                   Management LLC and Vice President and
                                                                                   Secretary of Matthews International Funds
                                                                                   (August 1999 - May 2001).

TODD MODIC                       Senior Vice President,     March 2005 - Present   Senior Vice President, ING Funds Services,
7337 East Doubletree Ranch Rd.   Chief/Principal                                   LLC (3) (April 2005 - Present). Formerly,
Scottsdale, Arizona 85258        Financial Officer                                 Vice President, ING Funds Services, LLC
Age: 38                                                                            (3) (September 2002 - March 2005);
                                                                                   Director of Financial Reporting, ING
                                                                                   Investments, LLC (2) (March 2001 -
                                                                                   September 2002).

ROBERT S. NAKA                   Executive Vice President,  March 2006 - Present   Executive Vice President and Chief
7337 East Doubletree Ranch Rd.   Chief Operating  Officer,                         Operating Officer, ING Funds Services,
Scottsdale, Arizona 85258        and Assistant Secretary                           LLC(3) and ING Investments, LLC(2) (March
Age: 42                                                                            2006 - Present). Formerly, Senior Vice
                                                                                   President, ING Funds Services, LLC, (3)
                                                                                   (August 1999 - October 2001); and
                                                                                   Assistant Secretary, ING Fund Services,
                                                                                   LLC (3) (October 2001 - Present).

KIMBERLY A. ANDERSON             Senior Vice President      December 2003 -        Senior Vice President, ING Investments,
7337 East Doubletree Ranch Rd.                              Present                LLC (2) (October 2003 - Present).
Scottsdale, Arizona 85258                                                          Formerly, Vice President and Assistant
Age: 41                                                                            Secretary, ING Investments, LLC (2)
                                                                                   (October 2001 - October 2003); Assistant
                                                                                   Vice President, ING Funds Services, LLC
                                                                                   (3) (November 1999 - January 2001).

ROBYN L. ICHILOV                 Vice President and         March 2002 - Present   Vice President, ING Funds Services, LLC
7337 East Doubletree Ranch Rd.   Treasurer                                         (3) (October 2001 - Present) and ING
Scottsdale, Arizona 85258                                                          Investments, LLC (2) (August 1997 -
Age: 38                                                                            Present).

LAUREN D. BENSINGER              Vice President             March 2003- Present    Vice President, and Chief Compliance
7337 East Doubletree Ranch Rd.                                                     Officer, ING Funds Distributor, LLC (4)
Scottsdale, Arizona 85258                                                          (July 1995 - Present); and Vice President,
Age: 52                                                                            ING Investments, LLC (2) (February 1996 -
                                                                                   Present); Formerly, Chief Compliance
                                                                                   Officer, ING Investments, LLC (2) (October
                                                                                   2001 - October 2004).

MARIA M. ANDERSON                Vice President             September 2004 -       Vice President, ING Funds Services, LLC
7337 East Doubletree Ranch Rd.                              Present                (3) (September 2004 - Present). Formerly,
Scottsdale, Arizona 85258                                                          Assistant Vice President, ING Funds
Age: 47                                                                            Services, LLC (3) (October 2001 -
                                                                                   September 2004); and Manager of Fund
                                                                                   Accounting and Fund Compliance, ING
                                                                                   Investments, LLC (2) (September 1999 -
                                                                                   October 2001).

MARY A. GASTON                   Vice President             March 2005 - Present   Vice President, ING Funds Services, LLC
7337 East Doubletree Ranch Rd.                                                     (3) (April 2005 - Present). Formerly,
Scottsdale, Arizona 85258                                                          Assistant Vice President, Financial
Age: 40                                                                            Reporting, ING Investments, LLC (2) (April
                                                                                   2004 - April 2005); Manager, Financial
                                                                                   Reporting, ING Investments, LLC (2)
                                                                                   (August 2002 - April 2004); and
                                                                                   Controller, Z Seven Fund, Inc. and Ziskin
                                                                                   Asset Management, Inc. (January 2000 -
                                                                                   March 2002).

KIMBERLY K. PALMER               Vice President             March 2006 - Present   Vice President, ING Funds Services, LLC
7337 East Doubletree Ranch Rd.                                                     (3) (August 2004 - Present). Formerly,
Scottsdale, Arizona 85258                                                          Assistant Vice President, ING Funds
Age: 49                                                                            Services, LLC (3) (August 2004 - Present).
                                                                                   Formerly, Manager, Registration
                                                                                   Statements, ING Funds Services, LLC (3)
                                                                                   (May 2003 - August 2004); Associate
                                                                                   Partner, AMVESCAP PLC (October 2000 - May
                                                                                   2003); and Director of Federal Filings and
                                                                                   Blue Sky Filings, INVESCO Funds Group,
                                                                                   Inc. (March 1994 - May 2003).

                                                            TERM OF OFFICE
                                 POSITION HELD WITH THE     AND LENGTH OF TIME     PRINCIPAL OCCUPATION(S) DURING
NAME, ADDRESS AND AGE            COMPANY/TRUST              OF TIME SERVED (1)     THE LAST FIVE YEARS
------------------------------   ------------------------   --------------------   ------------------------------------------
SUSAN P. KINENS                  Assistant Vice President   March 2003- Present    Assistant Vice President, ING Funds
7337 East Doubletree Ranch Rd.                                                     Services, LLC (3) (December 2002 -
Scottsdale, Arizona 85258                                                          Present); and has held various other
Age: 29                                                                            positions with ING Funds Services, LLC for
                                                                                   more than the last five years.

THERESA K. KELETY                Secretary                  September 2003 -       Counsel, ING Americas, U.S. Legal Services
7337 E.ast Doubletree Ranch Rd.                             Present                (April 2003 - Present). Formerly, Senior
Scottsdale, Arizona 85258                                                          Associate with Shearman & Sterling
Age: 43                                                                            (February 2000 - April 2003).

HUEY P. FALGOUT, JR.             Assistant Secretary        September 2003-        Chief Counsel, ING Americas, U.S. Legal
7337 East Doubletree Ranch Rd.                              Present                Services (September 2003 - Present).
Scottsdale, Arizona 85258                                                          Formerly, Counsel ING U.S. Legal Services
Age: 42                                                                            (November 2002 - September 2003); and
                                                                                   Associate General Counsel, AIG American
                                                                                   General (January 1999 - November 2002).

ROBIN R. NESBITT                 Assistant Secretary        September 2004 -       Supervisor, Board Operations, ING Funds
7337 East Doubletree Ranch Rd.                              Present                Services, LLC (3) (August 2003 - Present).
Scottsdale, Arizona 85258                                                          Formerly, Senior Legal Analyst, ING Funds
Age: 32                                                                            Services, LLC (3) (August 2002 - August
                                                                                   2003); Associate, PricewaterhouseCoopers
                                                                                   (January 2001 - August 2001); and
                                                                                   Paralegal, McManis, Faulkner & Morgan (May
                                                                                   2000 - December 2000).


(1) The officers hold office until the next annual meeting of Trustees and until their successors shall have been elected and qualified.

(2) ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.


(3) ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4) ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities.

BOARD OF DIRECTORS ("THE BOARD")


          The Board governs the Fund and is responsible for protecting the interests of the shareholders. The Board is comprised of experienced executives who oversee ING Funds' activities, review contractual arrangements with companies that provide services to the Fund, and review the Fund's performance.

FREQUENCY OF BOARD MEETINGS

          The Board currently conducts regular meetings four (4) times a year. The Audit Committee also meets regularly four (4) times per year, and the remaining Committees meet as needed. In addition, the Board or the Committees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. Each committee listed below operates pursuant to a charter approved by the Board.

BOARD COMMITTEES

          The Board has an Audit Committee whose functions include, among others, to meet with the independent registered public accounting firm of the Fund to review the scope of the Fund's audit, its financial statements and interim accounting controls, and to meet with management concerning these matters. The Audit Committee currently consists of Dr. DePrince, Ms. Fighetti, Mr. Koch, Dr. Norgaard, Mr. O'Dell, and Mr. Obermeyer (collectively the "Independent Directors"). Mr. Obermeyer currently serves as Chairperson and Dr. Norgaard currently serves as Vice Chairperson of the Committee. The Audit Committee held |_|meetings during the fiscal year ended March 31, 2006.

          The Board has formed a Contracts Committee whose function is to consider, evaluate and make recommendations to the full Board concerning contractual arrangements with service providers to the Fund and all other matters in which the Adviser or any affiliated entity has an actual or potential conflict of interest. The Contracts Committee currently consists of Dr. DePrince, Ms. Fighetti, Mr. Koch, Dr. Norgaard, Mr. Obermeyer and Mr. O'Dell. Mr. Koch currently serves as Chairperson and Dr. DePrince currently serves as Vice Chairperson of the Committee. The Contract Committee held |_| meetings during the fiscal year ended March 31, 2006.

          The Board has established a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Director vacancies on the Board. The Nominating Committee currently consists of Dr. DePrince, Ms. Fighetti, Mr. Koch, Dr. Norgaard, Mr. Obermeyer and Mr. O'Dell. The Nominating Committee is willing to consider nominations for vacancies received from shareholders and will assess shareholder nominees in the same manner as it reviews its own nominees. Shareholders wishing to submit a nomination for director at an annual or special meeting of shareholders must provide such recommendation in a sufficiently timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to the Fund) in writing to the Nominating Committee, c/o the Secretary of the Portfolios, ING Variable Products Funds, 7337 Doubletree Ranch Road, Scottsdale, Arizona 85258. Any recommendation made by a shareholder must contain sufficient information for the Nominating Committee to make an assessment of the candidate's suitability for the position of Independent Director. The Nominating Committee held [ ] meetings during the fiscal year ended March 31, 2006.

          The Board has established a Valuation Committee for the purpose of approving fair value determinations at the time they are being considered by management. The Valuation Committee currently consists of Mr. Koch, Dr. DePrince, Ms. Fighetti, Dr. Norgaard, Mr. Obermeyer and Mr. O'Dell. The Valuation Committee held |_| meetings during the fiscal year ended March 31, 2006.

          The Board has established a Compliance Committee for the purposes of
(1) providing oversight with respect to compliance by the Fund and its service providers with applicable laws, regulations and internal policies and procedures affecting the operations of the Fund and (2) to serve as a committee, and in such capacity to receive, retain and act upon reports of evidence of possible material violations of applicable United States federal or state securities laws and breaches of fiduciary duty arising under United States federal or state laws. The Compliance Committee currently consists of Dr. DePrince, Ms. Fighetti, Mr. Koch, Dr. Norgaard, Mr. Obermeyer and Mr. O'Dell. Dr. Norgaard currently serves as Chairperson of the Committee and Mr. O'Dell currently serves as Vice Chairperson. The Compliance Committee held |_| meetings during the fiscal year ended March 31, 2006.

DIRECTOR OWNERSHIP OF SECURITIES

Set forth below is the dollar range of equity securities owned by each Director as of December 31, 2005.



                                                                   AGGREGATE DOLLAR RANGE OF EQUITY
                                                                     SECURITIES IN ALL REGISTERED
                                                                     INVESTMENT COMPANIES OVERSEEN
                                         DOLLAR RANGE OF EQUITY        BY DIRECTOR IN FAMILY OF
           NAME OF DIRECTOR              SECURITIES IN THE FUND          INVESTMENT COMPANIES
---------------------------------------------------------------------------------------------------
                                         BROKERAGE CASH RESERVES
---------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS
Albert E. DePrince, Jr.                            |_|                       Over $100,000
                                                                            Over $100,000(1)
Maria T. Fighetti                                  |_|                      Over $100,000(1)
Sidney Koch                                        |_|                         $1-$10,000
Edward T. O'Dell                                   |_|                      Over $100,000(1)
Joseph Obermeyer                                   |_|                    $50,000-$100,000(1)
Corine T. Norgaard                                 |_|                       Over $100,000
DIRECTORS WHO ARE "INTERESTED PERSONS"
J. Scott Fox                                       |_|                       Over $100,000
Thomas J. McInerney                                |_|                       Over $100,000



(1) Includes the value of shares in which a Director has an indirect interest through a deferred compensation plan.

INDEPENDENT DIRECTOR OWNERSHIP OF SECURITIES

Set forth in the table below is information regarding each Independent Director's (and his or her immediate family members) share ownership in securities of the Fund's adviser or principal underwriter, and the ownership of securities in an entity controlling, controlled by or under common control with the adviser or principal underwriter of the Fund (not including registered investment companies) as of December 31, 2005.



                           NAME OF OWNERS
                          AND RELATIONSHIP                               VALUE OF    PERCENTAGE OF
    NAME OF DIRECTOR        TO DIRECTOR      COMPANY   TITLE OF CLASS   SECURITIES       CLASS
--------------------------------------------------------------------------------------------------
Albert E. DePrince, Jr.          N/A           N/A           N/A            N/A           N/A
Maria T. Fighetti                N/A           N/A           N/A            N/A           N/A
Sidney Koch                      N/A           N/A           N/A            N/A           N/A
Corine T. Norgaard               N/A           N/A           N/A            N/A           N/A
Edward T. O'Dell                 N/A           N/A           N/A            N/A           N/A
Joseph Obermeyer                 N/A           N/A           N/A            N/A           N/A

COMPENSATION OF DIRECTORS

          Each Director is reimbursed for expenses incurred in connection with each meeting of the Board or any Committee attended. Each Independent Director is compensated for his or her services according to a fee schedule and receives a fee that consists of an annual retainer component and a meeting fee component.

          The Fund pays each Independent Director a PRO RATA share, as described below, of: (i) an annual retainer of $60,000; (ii) $7,500 for each in person meeting of the Board; (iii) $7,500 for each Contracts Committee meeting attended in person; (iv) $3,500 per attendance of any committee meeting (except Contracts Committee) held in conjunction with a meeting of the Board and $5,000 for meetings (except Contracts Committee) not held in conjunction with a meeting of the Board; (v) $2,500 per telephonic meeting; (vi) $35,000 annual fee to the Chairperson of the Contracts Committee, $15,000 annual fee to the Chairperson of both the Audit and Compliance Committees and $5,000 annual fee to the Chairperson of the Nominating Committee (for periods in which the Committee has operated); and (vii) $20,000 annual fee to the Vice Chairperson of the Contracts Committee and $7,500 annual fee to the Vice Chairperson of both the Audit and Compliance Committees. The PRO RATA share paid by the Fund is based on the Fund's average net assets as a percentage of the average net assets of the Fund managed by the adviser for which the Directors serve in common as Directors/Trustees.

          The following table sets forth information provided by the Fund's adviser regaeding compensation of the Directors by the Fund and other funds managed by the advier and its affiliate for the fiscal year ended March 31, 2006. Directors and Officers of the Company who are also directors, officers or employees of ING and its affiliates do not receive any compensation from the Fund or any other fund managed by the adviser or it's affiliates. None of these Directors were entitled to receive pension or retirement benefits.

COMPENSATION TABLE



                                                                  PENSION OR
                                                                  RETIREMENT       TOTAL COMPENSATION
                                               AGGREGATE       BENEFITS ACCRUED     FROM THE COMPANY
     NAME OF PERSON          BROKERAGE     COMPENSATION FROM   AS PART OF FUND      AND FUND COMPLEX
        POSITION           CASH RESERVES      THE COMPANY          EXPENSES       PAID TO DIRECTORS(1)
------------------------------------------------------------------------------------------------------
Albert E. DePrince, Jr.        $ |_|             $ |_|                |_|                 $ |_|
Director(2)
Maria T. Fighetti              $ |_|             $ |_|                |_|                 $ |_|
Director (2)
David Grove (2)                $ |_|             $ |_|                |_|                 $ |_|
Sidney Koch                    $ |_|             $ |_|                |_|                 $ |_|
Director, Chairman
Contract Committee
Corine Norgaard                $ |_|             $ |_|                |_|                 $ |_|
Director, Chairman
Audit Committee
Joseph E. Obermeyer            $ |_|             $ |_|                |_|                 $ |_|
Director(2)
Edward T. O'Dell               $ |_|             $ |_|                |_|                 $ |_|
Director(2)



(1) Includes amounts deferred pursuant to a deferred compensation plan. Represents compensation from |_| funds (total in complex as of |_|).

(2) During the fiscal year ended March 31, 2005, Ms. Fighetti, Mr. O'Dell, Dr. DePrince and Mr. Obermeyer deferred $|_|, $|_|, $|_|, and $|_| respectively, of their compensation from the Fund Complex. Mr. Grove retired from the Board effective March 31, 2003.

          The Board has adopted a retirement policy under which each Independent Director is subject to mandatory retirement as of the later of (i) the March 31 next occurring after he or she attains the age of 72 and (ii) the date his or her successor is elected or appointed to the Board, provided that each Independent Director under the age of 72 as of March 31, 2002 who held office as of that date may, upon the vote of the other Independent Directors, be granted up to three one-year extensions commencing as of the March 31 next occurring after he or she attains the age of 72.

                                 CODE OF ETHICS

          The Fund, the Adviser, the Sub-Advisers and the Distributor have adopted a code of ethics ("Code of Ethics" or written supervisory procedures) governing personal trading activities of all Trustees, officers of the Funds and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by each Fund or obtain information pertaining to such purchase or sale. The Code of Ethics is intended to prohibit fraud against the Fund that may arise from personal trading of securities that may be purchased or held by the Fund or of Fund's shares. The Code of Ethics also prohibits short-term trading of the Fund by persons subject to the Code of Ethics. Personal trading is permitted by such persons subject to certain restrictions; however, such persons are generally required to pre-clear all security transactions with the Funds' Compliance Department and to report all transactions on a regular basis. The Sub-Adviser has adopted its own Code of Ethics to govern the personal trading activities of its personnel.

                             PROXY VOTING PROCEDURES

          The Board has adopted proxy voting procedures and guidelines to govern the voting of proxies relating to the Fund's portfolio securities. The procedures and guidelines delegate to the Adviser the authority to vote proxies relating to portfolio securities, and provide a method for responding to potential conflicts of interest. In delegating voting authority to the Adviser, the Board has also approved the Adviser's proxy voting procedures, which require the Adviser to vote proxies in accordance with the Fund's proxy voting procedures and guidelines. An independent proxy voting service has been retained to assist in the voting of Fund proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. A copy of the proxy voting procedures and guidelines of the Funds, including procedures of the Adviser, is attached hereto as Appendix A. No later than August 31st of each year, information regarding how the Fund voted proxies relating to I portfolio securities for the one-year period ending June 30th is available through the ING Funds' website (www.ingfunds.com) or by accessing the SEC's EDGAR database (www.sec.gov).


                   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS


          Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. A control person may be able to take action regarding the Fund without the consent or approval of shareholders. As of [ ] officers and Directors of the Company owned less than 1% of the outstanding shares of the Fund. As of that date, to the knowledge of management, no person owned beneficially or of record more than 5% of the outstanding shares of the ING Fund addressed herein, except as set forth below. Unless otherwise indicated below, the Company has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.



                 CLASS AND TYPE OF   PERCENTAGE   PERCENTAGE
FUND   ADDRESS       OWNERSHIP        OF CLASS      OF FUND
------------------------------------------------------------
 |                                                     |

                                     ADVISER

          The investment adviser for the Fund is ING Investments, LLC ("ING Investments" or "Adviser") which is registered with the SEC as an investment adviser and serves as an investment adviser to registered investment companies (or series thereof), as well as structured finance vehicles. ING Investments, subject to the authority of the Directors of the Fund, has the overall responsibility for the management of the Fund's portfolio subject to delegation of certain responsibilities to other Advisers. ING Investment Management Co. ("ING IM" or "Sub-Adviser"), formerly Aeltus Investment Management, Inc., serves as Sub-Adviser to the Fund. The Adviser and ING IM are indirect, wholly-owned subsidiaries of ING Groep N.V. (NYSE: ING). ). ING Groep is one of the largest financial services organizations in the world with approximately 113,000 employees. Based in Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors.

          On February 26, 2001, the name of the Adviser changed from ING Pilgrim Investments, Inc. to ING Pilgrim Investments, LLC. On March 1, 2002, the name of the Adviser was changed from "ING Pilgrim Investments, LLC," to "ING Investments, LLC." Prior to March 31, 2002, ING IM served as investment adviser to the Fund.

          ING Investments serves pursuant to an investment advisory agreement ("Investment Advisory Agreement") between ING Investments and the Company, on behalf of the Fund. The Investment Advisory Agreement requires ING Investments to oversee the provision of all investment advisory and portfolio management services for the Fund. Pursuant to a sub-advisory agreement ("Sub-Advisory Agreement") the Adviser has delegated certain management responsibilities to the Sub-Adviser of the Fund. ING Investments oversees the investment management of ING IM.

          The Investment Advisory Agreement requires the Adviser to provide, subject to the supervision of the Board, investment advice and investment services to the Fund and to furnish advice and recommendations with respect to investment of the Fund's assets and the purchase or sale of its portfolio securities. ING Investments also provides investment research and analysis. The Investment Advisory Agreement provides that the Adviser is not subject to liability to the Fund for any act or omission in the course of, or connected with, rendering services under the Investment Advisory Agreement, except by reason of willful misfeasance, bad faith, negligence or reckless disregard of its obligations and duties under the Investment Advisory Agreement.

          After an initial term of two years, the Investment Advisory Agreement and Sub-Advisory Agreement continues in effect from year to year so long as such continuance is specifically approved at least annually by (a) the Board or (b) the vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding shares voting as a single class; provided, that in either event the continuance is also approved by at least a majority of the Board who are not "interested persons" (as defined in the 1940 Act) of ING Investments or ING IM by vote cast in person at a meeting called for the purpose of voting on such approval.

          The Investment Advisory Agreement is terminable without penalty with not less than sixty (60) days' notice by the Board or by a vote of the holders of a majority of the Fund's outstanding shares voting as a single class, or upon not less than sixty (60) days' notice by ING Investments. The Investment Advisory Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

          For information regarding the basis of the Board's approval of the investment advisory/sub-advisory relationships, please see the Fund's annual shareholder report dated March 31, 2006.

ADVISORY FEES

          ING Investments bears the expense of providing its services and pays the fees of ING IM. For its services, the Fund pays ING Investments a monthly fee in arrears equal to the following as a percentage of the Fund's average daily net assets during the month:



FUND                      ANNUAL INVESTMENT MANAGEMENT FEE
----                      --------------------------------
Brokerage Cash Reserves   0.20% on first $1 billion;
                          0.19% on next $2 billion; and
                          0.18% on the Fund's average daily net assets in excess of $3 billion



TOTAL ADVISORY FEES PAID

For the period from March 1, 2002, through March 31, 2002, and the fiscal years ended March 31, 2003, March 31, 2004, and March 31, 2005 investment advisory fees paid to ING Investments, LLC were paid as follows:



                         2006     2005       2004
                         --------------------------
TOTAL ADVISORY FEES      $|_|   $622,261   $672,339
WAIVERS                  $|_|   $279,149   $364,879
NET ADVISORY FESS PAID   $|_|   $343,112   $307,460



                          EXPENSE LIMITATION AGREEMENT

          ING Investments has entered into an expense limitation agreement with the Company, on behalf of the Fund, pursuant to which ING Investments had agreed to waive or limit their fees. In connection with this agreement and certain U.S. tax requirements, ING Investments will assume other expenses so that the total annual ordinary operating expenses of the Fund which excludes interest, brokerage commissions, extraordinary expenses such as litigation, or other expenses not incurred in the normal course of the Fund's business, and expenses of any counsel or other persons or services retained by the Company's Directors who are not "interested persons" (as defined in the 1940 Act) of ING Investments or ING IM do not exceed 0.95%.

          The Fund will at a later date reimburse ING Investments for management fees waived and other expenses assumed by ING Investments during the previous thirty-six (36) months, but only if, after such reimbursement, the Fund's expense ratio does not exceed the percentage described above. ING Investments will only be reimbursed for fees waived or expenses assumed after the effective date of the expense limitation agreement.

          The Expense Limitation Agreement is contractual, and often an initial term, shall renew automatically for one-year term unless ING Investments provides written notice of the termination of the agreement to the Fund at least thirty (30) days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or it may be terminated by the Fund, without payment of any penalty, upon written notice to ING Investments at its principal place of business within ninety (90) days' of the end of the then-current term.

                                   SUB-ADVISER

          The Investment Advisory Agreement for the Fund provides that ING Investments, with the approval of the Company's Board, may select and employ investment advisers to serve as sub-adviser for the Fund, and shall monitor the sub-adviser's investment programs and results, and coordinate the investment activities of the Sub-Adviser to ensure compliance with regulatory restrictions. ING Investments pays all of its expenses arising from the performance of its obligations under the Investment Advisory Agreement, including all fees payable to the Sub-Adviser, executive salaries and expenses of the Directors and officers of the Company who are employees of ING Investments or its affiliates and office rent of the Fund. ING IM pays all of its expenses arising from the performance of its obligations under the Sub-Advisory Agreement.

          Subject to the expense reimbursement provisions described in this SAI, other expenses incurred in the operation of the Company is borne by the Fund, including, without limitation, investment advisory fees; brokerage commissions; interest; legal fees and expenses of attorneys; fees of independent auditors, transfer agents and dividend disbursing agents, accounting agents, and custodians; the expense of obtaining quotations for calculating the Fund's net asset value ("NAV"); taxes, if any, and the preparation of the Fund's tax returns; cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares; fees and expenses of registering and maintaining the registration of shares of the Fund under federal and state laws and regulations; expenses of printing and distributing reports, notices and proxy materials to existing shareholders; expenses of printing and filing reports and other documents filed with governmental agencies; expenses of annual and special shareholder meetings; expenses of printing and distributing prospectuses and statements of additional information to existing shareholders; fees and expenses of Directors of the Fund who are not employees of ING Investments or ING IM, or their affiliates; membership dues in trade associations; insurance premiums; and extraordinary expenses such as litigation expenses.

          The Sub-Advisory Agreement may be terminated without payment of any penalties by ING Investments, the Directors, on behalf of the Fund, or the shareholders of the Fund upon sixty (60) days' prior written notice. Otherwise, after an initial term of two years, the Sub-Advisory Agreement will remain in effect from year to year, subject to the annual approval of the appropriate Board, on behalf of the Fund, or the vote of a majority of the outstanding voting securities, and the vote, cast in person at a meeting duly called and held, of a majority of the Directors, on behalf of the Fund who are not parties to the Sub-Advisory Agreement or "interested persons" (as defined in the 1940
Act) of any such party.

          Pursuant to the Sub-Advisory Agreement between ING Investments and ING IM, ING IM serves as Sub-Adviser to the Fund. In this capacity, ING IM, subject to the supervision and control of ING Investments and the Board, manages the Fund's portfolio investments consistently with the Fund's investment objective, and executes any of the Fund's investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreement are based on an annual fee as disclosed below and are paid monthly in arrears by ING Investments. ING IM, a Connecticut corporation, is located at 10 State House Square, Hartford, Connecticut 06103-3602. ING IM is a wholly-owned subsidiary of ING Groep N.V. and an affiliate of ING Investments.

          Please see the Fund's annual shareholder report dated March 31, 2006 for information regarding the basis of the Board's approval of the investment advisory/sub-advisory relationships.

SUB-ADVISORY FEES

As compensation to the Sub-Adviser for its services, the Adviser pays the Sub-Adviser a monthly fee in arrears equal to the following as a percentage of the Fund's average daily net assets managed during the month as set forth in the table below:


ANNUAL SUB-ADVISORY FEE

0.090% of the first $1 billion of the Fund's average daily assets; 0.086% of the next $2 billion of the Fund's average daily assets; and 0.081% of the Fund's average daily assets in excess of $3 billion

SUB-ADVISORY FEES PAID



                                    MARCH 31
                           --------------------------
                           2006     2005       2004
                           --------------------------
                            |_|   $302,547   $343,450



          ING IM began sub-advising the Fund on March 1, 2002, for the period March 1, 2002 to March 31, 2002, ING Investments paid ING IM, in its capacity of Sub-Adviser, the sub-advisory fees of $29,440.

                                PORTFOLIO MANAGER

OTHER ACCOUNTS MANAGED

The following table shows the number of accounts and total assets in the accounts managed by the Portfolio Manager as of March 31, 2006:



                  REGISTERED INVESTMENT    OTHER POOLED INVESTMENT
                        COMPANIES                 VEHICLES                 OTHER ACCTS
                ----------------------------------------------------------------------------
   PORTFOLIO    NUMBER OF   TOTAL ASSETS  NUMBER OF   TOTAL ASSETS  NUMBER OF   TOTAL ASSETS
    MANAGER      ACCOUNTS  (IN MILLIONS)   ACCOUNTS  (IN MILLIONS)   ACCOUNTS  (IN BILLIONS)
--------------------------------------------------------------------------------------------
David S. Yealy     |_|          |_|          |_|          |_|          |_|          |_|


COMPENSATION


          For David S. Yealy, the portfolio manager ("Portfolio Manager") of the Fund, compensation consists of (a) fixed base salary; (b) bonus which is based on ING Investment Management (ING IM) performance, 3 and 5 year pre-tax performance of the accounts the portfolio managers are primarily and jointly responsible for relative to account benchmarks and peer universe performance, and revenue growth of the accounts they are responsible for; and (c) long-term equity awards tied to the performance of our parent company, ING Groep.

          The Portfolio Manager is also eligible to participate in an annual cash incentive plan. The overall design of the annual incentive plan was developed to tie pay to both performance and cash flows, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators. Investment performance is measured on both relative and absolute performance in all areas. ING IM has defined indices (the iMoney Net First Tier Retail Index for the Fund) and where applicable, peer groups including but not limited to Russell, Morningstar, Lipper and Lehman and set performance goals to appropriately reflect requirements for each investment team. The measures for each team are outlined on a "scorecard" that is reviewed on an annual basis. These scorecards measure investment performance versus peer groups over one- and three-year periods and year-to-date net cash flow (changes in the accounts' net assets not attributable to changes in the value of the accounts' investments) for all accounts managed by each team. The results for overall IIM scorecards are calculated on an asset weighted performance basis of the individual team scorecards.

          Investment professional's performance measures for bonus determinations are weighted by 25% being attributable to the overall ING IM performance and 75% attributable to their specific team results (60% investment performance and 15% net cash flow).


          Based on job function, internal comparators and external market data, portfolio managers participate in the ING Long-Term Incentive Plan. Plan awards are based on the current year's performance as defined by the ING IM component of the annual incentive plan. The awards vest in three years and are paid in a combination of ING restricted stock, stock options and restricted performance units.


          The Portfolio Manager's base salary compensation may exceed a particular threshold may participate in ING's deferred compensation plan. The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, ING stock or at an annual fixed interest rate. Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

POTENTIAL MATERIAL CONFLICTS OF INTEREST


          A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to a Portfolio. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for the portfolio manager's various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager's accounts.


          A potential conflict of interest may arise as a result of the portfolio manager's responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.


          A portfolio manager may also manage accounts whose objectives and policies differ from that of the portfolio. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may not be appropriate for Portfolio. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while the Portfolio maintained its position in that security.


          A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees - the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee. As part of its compliance program, ING IM has adopted policies and procedures reasonably designed to address the potential conflicts of interest described above.

          Finally, a potential conflict of interest may arise because the investment mandates for certain other accounts, such as hedge funds, may allow extensive use of short sales, which, in theory, could allow them to enter into short positions in securities where other accounts hold long positions. ING IM has policies and procedures reasonably designed to limit and monitor short sales by the other accounts to avoid harm to the Fund.

OWNERSHIP OF SECURITIES

          The following table shows the dollar range of shares of the Fund owned by each team member as of March 31, 2005, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.



                     DOLLAR RANGE OF
PORTFOLIO MANAGER   FUND SHARES OWNED
-----------------   -----------------
David S. Yealy             |_|




                               RULE 12(b)-1 PLANS

          The Company has a distribution plan pursuant to Rule 12b-1 under the 1940 Act applicable to most classes of shares offered by the Fund ("Rule 12b-1 Plans"). The Fund intend to operate the Rule 12b-1 Plans in accordance with their terms and the National Association of Securities Dealers, Inc. rules concerning sales charges. Under the Rule 12b-1 Plans, the Distributor may be entitled to payment each month in connection with the offering, sale, and shareholder servicing of Class A, Class B, and Class C, shares in amounts as set forth in the following table. The Fund do not have a 12b-1 Plan with respect to the institutional class (Class I). With respect to each 12b-1 plan, the Distributor shall receive payment without regard to actual distribution expenses it incurs. In the event a Rule 12b-1 is terminated in accordance with its terms, the obligations of the Fund to make payments to the Distributor pursuant to the Rule 12b-1 Plan will cease and the Fund will not be required to make any payments for expenses incurred after the date the Rule 12b-1 Plan terminates.

          These fees may be used to pay securities dealers (which may include the principal underwriter itself) and other financial institutions and organizations for servicing shareholder accounts. To the extent not used for servicing shareholder accounts, the fee may be paid to cover expenses incurred in promoting the sale of that class of shares, including (a) the costs of printing and distributing to prospective investors Prospectuses, statements of additional information and sales literature; (b) payments to investment professionals and other persons to obtain various distribution and/or administrative services for the Fund; (c) overhead and other distribution related expenses; and (d) accruals for interest on the amount of the foregoing expenses that exceed distribution fees and contingent deferred sales charges. The fee for Class B shares may also be used to pay the financing cost of accruing certain unreimbursed expenses. The Distributor may re-allow all or a portion of these fees to broker-dealers entering into selling agreements with it, including its affiliates. Payments under the Plan are not tied exclusively to actual distribution and service expenses, and the payments may exceed distribution and service expenses actually incurred.

          The Distributor is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under each Distribution and Shareholder Services Plan and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination whether each Plan should be continued. The terms and provisions of the Plans relating to required reports, term, and approval are consistent with the requirements of Rule 12b-1.

          The Distribution and Shareholder Services Plans continue from year to year from their inception dates, provided such continuance is approved annually by vote of the Board, including a majority of Independent Directors. The Distribution and Shareholder Services Plans may not be amended to increase the amount to be spent for the services provided by the Distributor without shareholder approval. All amendments to the Distribution and Shareholder Services Plans must be approved by the Board in the manner described above for annual renewals. The Distribution and Shareholder Services Plans may be terminated at any time, without penalty, by vote of a majority of the Independent Directors upon not more than thirty (30) days' written notice to any other party to the Distribution and Shareholder Services Plans. All persons who are under common control with the Funds could be deemed to have a financial interest in the Plans. No other interested person of the Fund has a financial interest in the Plans.

          In approving the Distribution and Shareholder Services Plans, the Board considered all the features of the distribution system, including (1) the advantages to the shareholders of economies of scale resulting from growth in the Fund's assets and potential continued growth, (2) the services provided to the Fund and its shareholders by the Distributor, and (3) the Distributor's shareholder distribution-related expenses and costs.

          ING Investments, ING IM or their affiliates may make payments to securities dealers that enter into agreements providing the Distributor with preferential access to registered representatives of the securities dealer. These payments may be in an amount up to 0.07% of the total Fund assets held in omnibus accounts or in customer accounts that designate such firm(s) and the selling broker-dealer.

          Total distribution expenses incurred by the Distributor for the costs of promotion and distribution with respect to each class of shares for the following Fund paid to ING Funds Distributor, LLC for the year ended March 31, 2006 were as follows:



DISTRIBUTION EXPENSES    BROKERAGE CASH RESERVES
----------------------   -----------------------
      Advertising                  $|_|
       Printing                    $|_|
Salaries & Commissions             $|_|
   Broker Servicing                $|_|
     Miscellaneous                 $|_|
         Total                     $|_|



The following table shows all commissions and other compensation received by each principal underwriter, who is an affiliated person of the Fund or an affiliated person of that affiliated person, directly or indirectly, from the Fund during the Fund's most recent fiscal year:



                                  NET UNDERWRITING    COMPENSATION
               NAME OF PRINCIPAL    DISCOUNTS AND    ON REDEMPTIONS   BROKERAGE       OTHER
FUND              UNDERWRITER        COMMISSIONS    AND REPURCHASES  COMMISSIONS  COMPENSATION
----------------------------------------------------------------------------------------------
Brokerage      ING Funds                $|_|              $|_|           $|_|         $|_|
Cash Reserves  Distributor, LLC



          In addition to paying fees under the Fund's Distribution and Shareholder Services Plan, the Fund may pay service fees to intermediaries such as brokers-dealers, financial advisors, or other financial institutions, including affiliates of the Adviser (such as ING Funds Services, LLC) for administration, sub-transfer agency, and other shareholder services associated with investors whose shares are held of record in omnibus accounts. These additional fees paid by the Fund to intermediaries may take two forms: (1) basis point payments on net assets and/or (2) fixed dollar amount payments per shareholder account. These may include payments for 401K sub-accounting services, networking fees, and omnibus account servicing fees.

          The Fund's Adviser or Distributor, out of its own resources and without additional cost to the Funds or their shareholders, may provide additional cash or non-cash compensation to intermediaries selling shares of the Fund, including Fund affiliates. These amounts would be in addition to the Distribution and Shareholder Services Plan payments made by the Fund under the Distribution and Shareholder Services Plan, are in addition to trails and commissions. The payments made under these arrangements are paid out of the Adviser's or the Distributor's legitimate profits, and are intended to result in the promotion or distribution of Fund shares.

          Compensation paid by the Adviser or the Distributor may take the form of cash incentives and non-cash compensation, and may include, but are not limited to: cash; merchandise; trips and financial assistance to dealers in connection with pre-approved conferences or seminars; sales or training programs for invited sales personnel; occasional entertainment; ticket charges; charitable contributions to charities supported by an intermediary; payment for travel expenses (including meals and lodging) incurred by sales personnel to locations appropriate under applicable NASD Rules for such seminars or training programs; radio and television shows regarding securities products; seminars for the public; business development and educational enhancement items such a software packages; prospecting lists; client appreciation events; advertising and sales campaigns (including printing and postage expenses) regarding the Fund or other funds managed by the Adviser; other events sponsored by dealers; and professional certifications and dues.

          The Distributor also may, at its own expense, pay concessions in addition to those described above to dealers that satisfy certain criteria established from time to time by the Distributor. These payments may, depending on the dealer's satisfaction of the required conditions, be periodic and may be up to (1) 0.30% of the value of the ING Funds' shares sold by the dealer during a particular period, and (2) 0.20% per annum of the value of the ING Funds' shares held by the dealer's customers.

                                  ADMINISTRATOR

          ING Funds Services, LLC ("ING Funds Services" or "Administrator") serves as administrator for the Fund pursuant to an Administrative Services Agreement. Subject to the supervision of the Board, the Administrator provides the overall business management and administrative services necessary to the proper conduct of the Fund's business, except for those services performed by ING Investments under the Investment Advisory Agreements, ING IM under the Sub-Advisory Agreement, the custodian for the Fund under the Custodian Agreements, the transfer agent for the Fund under the Transfer Agency Agreements, and such other service providers as may be retained by the Fund from time to time. The Administrator acts as a liaison among these service providers to the Fund. The Administrator is also responsible for ensuring that the Fund operates in compliance with applicable legal requirements and for monitoring ING Investments for compliance with requirements under applicable law and with the investment policies and restrictions of the Fund. The Administrator is an affiliate of ING Investments. For its services, the Administrator is entitled to Administration fees paid by the Fund are as follows:

ADMINISTRATIVE FEES PAID



       BROKERAGE CASH RESERVES          2006     2005       2004
------------------------------------------------------------------
Total Administrative Services Fee        |_|   $248,904   $268,997
Administrator Waiver                     |_|   $      0   $      0
Net Administrative Services Fees Paid    |_|   $248,904   $268,997



                                    CUSTODIAN

          The Bank of New York, One Wall Street, New York, New York, serves as custodian for the Fund. The custodian does not participate in determining the investment policies of the Fund or deciding which securities are purchased or sold by the Fund. The Fund may, however, invest in obligations of the custodian and may purchase or sell securities from or to the custodian. For portfolio securities that are purchased and held outside the U.S., Bank of New York has entered into sub-custodian arrangements (which are designed to comply with Rule 17f-5 under the 1940 Act) with certain foreign banks and clearing agencies.

                                  LEGAL COUNSEL

          Legal matters for the Company are passed upon by Goodwin Procter, LLP, Exchange Place, Boston, MA, 02109.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          KPMG LLP serves as the independent registered public accounting firm for the Fund. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with the review of SEC filings. KPMG LLP is located at 99 High Street, Boston Massachusetts 02110. Prior to April 1, 2003, the Fund was audited by other independent registered public accounting firms.

                                 TRANSFER AGENT

          DST Systems, Inc., 330 West 9th Street, Kansas City, Missouri, serves as the transfer agent and dividend-paying agent to the Fund.

                   BROKERAGE ALLOCATION AND TRADING POLICIES

          Subject to the supervision of the Board, ING IM has responsibility for making the Fund's investment decisions, for effecting the execution of trades and for negotiating any brokerage commissions on those trades. It is ING IM's policy to obtain the best quality of execution available, giving attention to net price (including commissions where applicable), execution capability (including the adequacy of a firm's capital position), research and other services related to execution. The relative priority given to these factors will depend on all of the circumstances regarding a specific trade. ING IM also considers the sale of shares of the Fund and of other investment companies advised by ING IM as a factor in the selection of brokerage firms to execute the Fund's portfolio transactions or in the designation of a portion of the commissions charged on those transactions to be paid to other broker-dealers, subject to ING IM's duty to obtain best execution.

          ING IM receives a variety of brokerage and research services from brokerage firms in return for the execution by such brokerage firms of trades on behalf of the Fund. These brokerage and research services include, but are not limited to, quantitative and qualitative research information and purchase and sale recommendations regarding securities and industries, analyses and reports covering a broad range of economic factors and trends, statistical data relating to the strategy and performance of the Fund and other investment companies, services related to the execution of trades on behalf of the Fund, the providing of equipment used to communicate research information and specialized consultations with Company personnel with respect to computerized systems and data furnished to the Fund as a component of other research services. ING IM considers the quantity and quality of such brokerage and research services provided by a brokerage firm along with the nature and difficulty of the specific transaction in negotiating commissions for trades in the Fund's securities and may pay higher commission rates than the lowest available when it is reasonable to do so in light of the value of the brokerage and research services received generally or in connection with a particular transaction. It is the policy of ING IM, in selecting a broker to effect a particular transaction, to seek to obtain "best execution," which means prompt and efficient execution of the transaction at the best obtainable price with payment of commissions which are reasonable in relation to the value of the services provided by the broker, taking into consideration research and brokerage services provided. Research services furnished by brokers through whom the Fund effect securities transactions may be used by ING IM in servicing all of its accounts; not all such services will be used by ING IM to benefit the Fund.

          Consistent with federal law, ING IM may obtain such brokerage and research services regardless of whether they are paid for (1) by means of commissions, or (2) by means of separate, non-commission payments. The judgment of ING IM as to whether and how it will obtain the specific brokerage and research services, will be based upon an analysis of the quality of such services and the cost (depending upon the various methods of payment which may be offered by brokerage firms) and will reflect ING IM's opinion as to which services and which means of payment are in the long-term best interests of the Fund.

          ING IM may buy or sell the same security at or about the same time for the Fund and another advisory client of ING IM, including clients in which affiliates of ING IM have an interest. ING IM normally will aggregate the respective purchases or sales (including initial public offerings or IPOs), and then allocate as nearly as practicable on a PRO RATA basis in proportion to the amount to be purchased or sold. In the event that allocation is done other than on a PRO RATA basis, the main factors to be considered in determining the amounts to be allocated are the respective investment objectives of the Fund and the other accounts, the relative size of portfolio holdings of the same or comparable securities, availability of cash for investment, and the size of their respective investment commitments. Prices are averaged for aggregated trades.

Brokerage commissions were paid as follows:

          For the fiscal year ended March 31:



FUND                      2006   2005   2004
--------------------------------------------
Brokerage Cash Reserves   $|_|    $0     $0



          For the fiscal year ended March 31, 2006, commissions in the amounts listed below were paid with respect to portfolio transactions with certain brokers because of research services:



FUND                      2006   2005   2004
--------------------------------------------
Brokerage Cash Reserves   $|_|    $0     $0



          The Board has adopted a policy allowing trades to be made between affiliated registered investment companies or series thereof provided such trades meet the terms of Rule 17a-7 under the 1940 Act.

          The Fund has not effected, and has no present intention of effecting, any brokerage transactions in portfolio securities with ING Funds Distributor, Inc. or any other affiliated person of the Company.

          During the fiscal year ended March 31, 2006, the Fund acquired securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or its parents. The holdings of securities of such brokers and dealers were as follows as of March 31, 2006:



FUND                      SECURITY DESCRIPTION   MARKET VALUE
-------------------------------------------------------------
Brokerage Cash Reserves            |_|                |_|

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

          Shares of the Fund are purchased and redeemed at the Fund's net asset value next determined after a purchase or redemption order is received, as described in the Prospectus.

          Certain brokers or other designated intermediaries such as third party administrators or plan trustees may accept purchase and redemption orders on behalf of the Fund. The transfer agent will be deemed to have received such an order when the broker or the designee has accepted the order. Customer orders are priced at the NAV next computed after such acceptance. Such order may be transmitted to the Fund or their agents several hours after the time of the acceptance and pricing.

          Except as provided below, payment for shares redeemed will be made within seven days (or the maximum period allowed by law, if shorter) after the redemption request is received in proper form by the transfer agent. The right to redeem shares may be suspended or payment therefore postponed for any period during which (a) trading on the NYSE is restricted as determined by the Commission or the NYSE is closed for other than weekends and holidays; (b) an emergency exists, as determined by the Commission, as a result of which (i) disposal by the Fund of securities owned by it is not reasonably practicable, or
(ii) it is not reasonably practicable for the Fund to determine fairly the value of its net assets; or (c) the Commission by order so permits for the protection of shareholders of the Fund.

          Purchases should be made for investment purposes only. The Fund reserves the right to reject any specific purchase.

ACCOUNTS NOT MAINTAINED THROUGH FINANCIAL INTERMEDIARIES

If you are a Fund shareholder who is directly registered with the Fund, you may:

- purchase additional shares of the Fund by sending a letter indicating your name, account number(s), the name of the Fund and the amount you want to invest in the Fund. Make your check payable to ING Series Fund, Inc. and mail to:

     ING Series Fund, Inc.
     c/o DST Systems, Inc..
     330 West 9th Street
     Kansas City, Missouri

          Your check must be drawn on a bank located within the United States and payable in U.S. dollars. The Fund will accept checks which are made payable to you and endorsed to ING Series Fund, Inc.

-    redeem shares you own by sending written instructions to:

     ING Series Fund, Inc.
     c/o DST Systems, Inc.
     330 West 9th Street
     Kansas City, Missouri

          Your instructions should identify the Fund, the number of shares or dollar amount to be redeemed, your name and account number. Your instructions must be signed by all person(s) required to sign for the Fund account, exactly as the shares are registered. You also may redeem shares you own by calling the Transfer Agent at 1-800-992-0180. Please be prepared to provide your account number, account name and the amount of the redemption.

          Once your redemption request is received in good order as described below, the Fund normally will send the proceeds of such redemption within one or two business days. However, if making immediate payment could adversely affect the Fund, the Fund may defer distribution for up to seven days or a longer period if permitted. If you redeem shares of the Fund shortly after purchasing them, the Fund will hold payment of redemption proceeds until a purchase check or systematic investment clears, which may take up to 12 calendar days. A redemption request made within 15 calendar days after submission of a change of address is permitted only if the request is in writing and is accompanied by a signature guarantee.

          A signature guarantee is verification of the authenticity of the signature given by certain authorized institutions. In addition, if you wish to have your redemption proceeds paid to someone other than the shareholder of record, or sent somewhere other than the shareholder address of record, you must provide a signature guarantee with your written redemption instructions.

          The Company reserves the right to amend or discontinue this policy at any time and establish other criteria for verifying the authenticity of any redemption request. You can obtain a signature guarantee from any one of the following institutions: a national or state bank (or savings bank in New York or Massachusetts only); a trust company; a federal savings and loan association; or a member of the New York, American, Boston, Midwest, or Pacific Stock Exchanges. Please note that signature guarantees are not provided by notaries public.


                        SHAREHOLDER ACCOUNTS AND SERVICES


SHAREHOLDER INFORMATION

          Confirmations and account statements will be sent to you by either the Fund's transfer agent or your broker-dealer. A Form 1099 generally will also be sent each year by January 31. Annual and semiannual reports will also be sent to shareholders. The transfer agent may charge you a fee for special requests such as historical transcripts of your account.

                                 NET ASSET VALUE

          For the purpose of determining the price at which the Fund's shares are issued and redeemed, the NAV per share is calculated immediately after the daily dividend declaration by: (a) valuing all securities and instruments as set forth below; (b) subtracting the Fund's liabilities; and (c) dividing the resulting amount by the number of shares outstanding. As discussed below, it is the intention of the Fund to maintain a NAV per share of $1.00. The Fund's portfolio instruments are valued on the basis of amortized cost. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold its portfolio. During periods of declining interest rates, the daily yield on shares of the Fund computed as described above may be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all its portfolio instruments. Thus, if the use of amortized cost by the Fund results in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from an investment in a fund utilizing solely market values, and existing investors in the Fund would receive less investment income. The converse would apply in a period of rising interest rates.

         The Fund's use of amortized cost and the maintenance of the Fund's per share net value at $1.00 is based on its election to operate under the provisions of Rule 2a-7 under the 1940 Act. As a condition of operating under that rule, the Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of thirteen months or less, and invest only in securities which are determined by the Board to present minimal credit risks and which are of high quality as required by the Rule, or in the case of any instrument not so rated, considered by the Board to be of comparable quality. Securities in the Fund will consist of money market instruments that have been rated (or whose issuer's short-term debt obligations are rated) in one of the two highest categories (i.e., 'Al/Pl') by both S&P and Moody's, two nationally recognized statistical rating organizations ("NRSRO").

          The Fund may invest up to 5% of its assets in any single "Tier I" security (other than U.S. Government securities), measured at the time of acquisition; however, it may invest more than 5% of its assets in a single Tier 1 security for no more than three business days. A "Tier I" security is one that has been rated (or the issuer of such security has been rated) by both S&P and Moody's in the highest rating category or, if unrated, is of comparable quality. A security rated in the highest category by only one of these NRSROs is also considered a Tier 1 security. The Fund may invest up to 25% of its total assets in the first tier securities of a single issuer for a period of up to three business days after the acquisition thereof provided that it may not invest in the securities of more than one issuer in accordance with this provision at any one time.

          In addition, the Fund may invest not more than 5% of its assets in "Tier 2" securities. A Tier 2 security is a security that is (a) rated in the second highest category by either S&P or Moody's or (b) an unrated security that is deemed to be of comparable quality by ING Investments or ING IM. The Fund may invest up to 1.00% of its assets in any single Tier 2 security. The Fund may invest only in a money market instrument that has a remaining maturity of 13 months (397 days) or less, provided that the Fund's average weighted maturity is 90 days or less.

          The SEC requires that the Board adopt a procedure for the periodic comparison of market value to amortized cost and requires that the board promptly consider what, if any, action the fund should take upon the determination that the amortized cost NAV deviated from market value NAV by more that 1/2 of 1 percent. The Valuation Committee of the Fund determines what, if any, action the Fund should take upon the determination that the amortized cost NAV deviated from market value NAV by more that 0.025%. The Valuation Committee notifies the full Board if the the variance is greater than 0.50%.

          The Board has also agreed, as a particular responsibility within the overall duty of care owed to its shareholders, to establish procedures reasonably designed, taking into account current market conditions and the Fund's investment objective, to stabilize the NAV per share as computed for the purposes of sales and redemptions at $1.00. These procedures include periodic review, as the Board deems appropriate and at such intervals as are reasonable in light of current market conditions, of the relationship between the amortized cost value per share and a NAV per share based upon available indications of market value.

          In such a review for the Fund, the investments for which market quotations are readily available are valued at the most recent mean between the bid price (or quoted yield equivalent for such securities or for securities of comparable maturity, quality and type as obtained from one or more of the major market makers for the securities to be valued) and the ask price. Other investments and assets are valued at fair value, as determined in good faith by the Fund's Board. In such a review for the Fund, the investments for which market quotations are readily available are valued at the most recent bid price or quoted yield equivalent for such securities or for securities of comparable maturity, quality and type as obtained from one or more of the major market makers for the securities to be valued. Other investments and assets are valued at fair value, as determined in good faith by the Fund's Board.

                               TAX CONSIDERATIONS

          The following discussion summarizes certain U.S. federal income tax considerations generally affecting the Fund and its shareholders. This discussion does not provide a detailed explanation of all tax consequences, and shareholders are advised to consult their own tax advisers with respect to the particular federal, state, local and foreign tax consequences to them of an investment in the Fund. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Regulations issued thereunder, and judicial and administrative authorities as in effect on the date of this SAI, all of which are subject to change, which change may be retroactive.

          The Fund intends to qualify as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify and to be taxed as a RIC, the Fund must, among other things: (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities and gains from the sale or other disposition of foreign currencies, or other income (including gains from options, futures contracts and forward contracts) derived with respect to the Fund's business of investing in stocks, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or of any two or more issuers that the Fund controls (i.e., owns 20% or more of the total combined voting power of all classes of stock entitled to vote) and that are determined to be engaged in the same business or similar or related businesses or securities of certain publicly traded partnerships; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gain, but is computed without regard to capital gain dividends and exempt interest dividends and at least 90% of its net tax-exempt interest) each taxable year.

          The U.S. Treasury Department is authorized to issue regulations providing that foreign currency gains that are not directly related to the Fund's principal business of investing in stock or securities (or options and futures with respect to stock or securities) will be excluded from the income which qualifies for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.

          The status of the Fund as a RIC does not involve government supervision of management or of its investment practices or policies. As a RIC, the Fund generally will be relieved of liability for U.S. federal income tax on that portion of its investment company taxable income and net realized capital gains which it distributes to its shareholders. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement also are subject to a nondeductible 4% excise tax. To prevent application of the excise tax, the Fund currently intends to make distributions in accordance with the calendar year distribution requirement.

          If, in any taxable year, the Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, the Fund's distributions, to the extent derived from its current or accumulated earnings and profits, would constitute dividends (which may be eligible for the corporate dividends received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. If the Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. Moreover, if the Fund failed to qualify as a RIC for a period greater than one taxable year, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) in order to qualify as a RIC in a subsequent year.

DISTRIBUTIONS

          Dividends of investment company taxable income (including net short-term capital gains) are taxable to shareholders as ordinary income, whether paid in cash or invested in Fund shares. Distributions of investment company taxable income may be eligible for the corporate dividends-received deduction to the extent attributable to the Fund's qualified dividend income from U.S. corporations, and if other applicable requirements are met; however, the Fund does not expect to have substantial dividend income from U.S. corporations. In any event, the alternative minimum tax applicable to corporations may reduce the benefit of the dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gain over net short-term capital losses) designated by the Fund as capital gain dividends are not eligible for the corporate dividends-received deduction and will generally be taxable to shareholders as long-term capital gains, regardless of the length of time the Fund's shares have been held by a shareholder. The distributions also may be eligible for federal income taxation of long-term capital gain rates in cases of individual shareholders to the extent attributable to the Fund's qualified dividend income from U.S. and certain foreign corporations and other applicable requirements are met. The Fund does not expect to have a significant amount of net capital gain. Net capital gains from assets held for one year or less will be taxed as ordinary income. Generally, dividends and distributions are taxable to shareholders, whether received in cash or reinvested in shares of the Fund. Any distributions that are not from the Fund's investment company taxable income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Shareholders will be notified annually as to the federal tax status of dividends and distributions they receive and any tax withheld thereon.

          Dividends, including capital gain dividends, declared in October, November, or December with a record date in such month and paid during the following January will be treated as having been paid by the Fund and received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

          Distributions by the Fund reduce the net asset value of the Fund shares. Should a distribution reduce the net asset value below a shareholder's cost basis, the distribution nevertheless may be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying shares just prior to a distribution by the Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

ORIGINAL ISSUE DISCOUNT

          Certain debt securities acquired by the Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

          Some of the debt securities may be purchased by the Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any taxable debt security having market discount generally will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. If the amount of market discount is more than a DE MINIMIS amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which such Fund owns an interest in such debt security and receives a principal payment on it. In particular, the Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been included in income. In general the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

FOREIGN CURRENCY TRANSACTIONS

          Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the Fund accrues income or other receivable or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains and losses, may increase or decrease the amount of the Fund's net investment income to be distributed to its shareholders as ordinary income.

PASSIVE FOREIGN INVESTMENT COMPANIES

          The Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute assets which produce passive (i.e., investment type) income or held for the production of passive income or 75% or more of its gross income is passive income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which the Fund held the PFIC stock. The Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

          The Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, another election may be available that involves marking to market the Fund's PFIC stock at the end of each taxable year with the result that unrealized gains are treated as though they were realized and are reported as ordinary income; any mark-to-market losses, as well as loss from an actual disposition of PFIC stock, are reported as ordinary loss to the extent of any net mark-to-market gains included in income in prior years.

          Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject the Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock. Note that distributions from a PFIC are not eligible for the reduced rate of tax on "qualifying dividends."

FOREIGN WITHHOLDING TAXES

          Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and may elect to "pass through" to the Fund's shareholders the amount of foreign income and similar taxes paid by that Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by the Fund, and will be entitled either to deduct (as an itemized deduction) his PRO RATA share of foreign income and similar taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by an individual shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). Each shareholder will be notified within 60 days after the close of the relevant Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year. Furthermore, the amount of the foreign tax credit that is available may be limited to the extent that dividends from a foreign corporation qualify for the lower tax rate on "qualifying dividends."

          Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund's income flows through to its shareholders. With respect to a Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by the Fund. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. The foreign tax credit limitation rules do not apply to certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income. The foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend-paying shares or the shares of the Fund are held by the Fund or the shareholders, as the case may be, for less than 16 days (46 days in the case of preferred shares) during the 30-day period (90-day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares become ex-dividend. Foreign taxes may not be deducted in computing alternative minimum taxable income and the foreign tax credit can be used to offset only 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals. If the Fund is not eligible to make the election to "pass through" to its shareholders its foreign taxes, the foreign income taxes it pays generally will reduce investment company taxable income and the distributions by the Fund will be treated as United States source income.

OPTIONS AND HEDGING TRANSACTIONS AND CERTAIN FINANCIAL INSTRUMENTS

          The taxation of equity options (including options on narrow-based stock indices) and over-the-counter options on debt securities is governed by Code Section 1234. Pursuant to Code Section 1234, with respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

          Certain options and financial contracts in which the Funds may invest are "section 1256 contracts." Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"); however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates as prescribed under the Code) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.

          Generally, the hedging transactions undertaken by the Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the

Fund. In addition, losses realized by a Fund on positions that are part of the straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to shareholders.

          The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

          Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

          Notwithstanding any of the foregoing, the Fund may recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment does not apply to certain transactions closed in the 90-day period ending with the 30th day after the close of the Fund's taxable year, if certain conditions are met.

          Requirements relating to the Fund's tax status as a regulated investment company may limit the extent to which the Fund will be able to engage in transactions in options and foreign currency forward contracts.

OTHER INVESTMENT COMPANIES

          It is possible that by investing in other investment companies, the Fund may not be able to meet the calendar year distribution requirement and may be subject to federal income and excise tax. The diversification and distribution requirements applicable to each Fund may limit the extent to which the Fund will be able to invest in other investment companies.

SALE OR OTHER DISPOSITION OF SHARES

          Upon the sale or exchange of his shares, a shareholder generally will realize a taxable gain or loss depending upon his basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, which generally may be eligible for reduced Federal tax rates, depending on the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions in the Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of the Fund's shares held by the shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.

          In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales charge in acquiring the stock of a regulated investment company, (2) the stock is disposed of before the 91st day after the date on which it was acquired, and (3) the shareholder subsequently acquires shares of the same or another regulated investment company and the otherwise applicable sales charge is reduced or eliminated under a "reinvestment right" received upon the initial purchase of shares of stock. In that case, the gain or loss recognized will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially. Sales charges affected by this rule are treated as if they were incurred with respect to the stock acquired under the reinvestment right. This provision may be applied to successive acquisitions of stock.

BACKUP WITHHOLDING

          The Fund generally will be required to withhold federal income tax at a rate equal to the fourth lowest tax rate applicable to unmarried individuals (currently at a rate of 30% for 2002 and 2003) ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish the shareholder or the Fund with the shareholder's correct taxpayer identification number or social security number and to make such certifications as the Fund may require, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

FOREIGN SHAREHOLDERS

          Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including distributions of any net short term capital gains) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, and distributions of net long-term capital gains that are designated as capital gain dividends. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

          The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

OTHER TAXES

          Distributions also may be subject to state, local and foreign taxes. U.S. tax rules applicable to foreign investors may differ significantly from those outlined above. This discussion does not purport to deal with all of the tax consequences applicable to shareholders. Shareholders are advised to consult their own tax advisers for details with respect to the particular tax consequences to them of an investment in the Fund.

                             PERFORMANCE INFORMATION


          Performance information, including the yield, effective yield and total return of the Fund, may appear in reports or promotional literature to current or prospective shareholders.


YIELDS


          Current yield will be based on a recently ended seven-day period, computed by determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from that shareholder account, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. This base period return is then multiplied by 365/7 with the resulting yield figure carried to at least the nearest hundredth of one percent. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:


      Effective Yield = [(Base Period Return + 1)(TO THE POWER OF 365/7)] - 1


The yield and effective yield for the Fund for the seven days ended March 31, 2006 were |_|% and |_|%, respectively.


AVERAGE ANNUAL TOTAL RETURN


          Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over a period of one, five and ten years (or, if less, up to the life of the Fund), calculated pursuant to the formula:


                            P(1 + T)(TO THE POWER OF n) = ERV

Where:   P   = a hypothetical initial payment of $1,000
         T   - an average annual total return
         N   = the number of years
         ERV - the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year period at the end of the 1, 5, or 10 year period (or fractional portion thereof).


The Fund's total return as of March 31, 2006:



1 YEAR   5 YEARS   SINCE INCEPTION   INCEPTION DATE
------   -------   ---------------   --------------
 |_|%      |_|%          |_|%            9/7/99



          Performance information for the Fund may be compared, in reports and promotional literature, to the IBC Money Funds Report Average/All Taxable Index or other indices; (b) other groups of investment companies tracked by Morningstar or Lipper Analytical Services, widely used independent research firms that rank mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank such investment companies on overall performance or other criteria; and (c) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Fund.

                              FINANCIAL STATEMENTS

          The Financial Statements and the independent registered public accounting firm's report thereon, appearing in the Company's annual shareholder reports for the year ended March 31, 2006, are incorporated by reference in this SAI. The Company's annual and semi-annual shareholder reports are available upon request and without charge by calling 1-800-992-0180.

                                   APPENDIX A




----------
1

                                    ING FUNDS

                                   ----------

                     PROXY VOTING PROCEDURES AND GUIDELINES

                          EFFECTIVE DATE: JULY 29, 2003
                          REVISION DATE: MARCH 30, 2006

                                   ----------

I.   INTRODUCTION

The following are the Proxy Voting Procedures and Guidelines (the "Procedures and Guidelines") of the ING Funds set forth on EXHIBIT 1 attached hereto and each portfolio or series thereof (each a "Fund" and collectively, the "Funds"). The purpose of these Procedures and Guidelines is to set forth the process by which each Fund will vote proxies related to the equity assets in its investment portfolio (the "portfolio securities"). The Procedures and Guidelines have been approved by the Funds' Boards of Trustees/Directors(1) (each a "Board" and collectively, the "Boards"), including a majority of the independent Trustees/Directors(2) of the Board. Only the Board may amend these Procedures and Guidelines. The Board shall review these Procedures and Guidelines at its discretion, and make any revisions thereto as deemed appropriate by the Board.

II.  DELEGATION OF VOTING AUTHORITY

The Board hereby delegates to ING Investments, LLC (the "Adviser") the authority and responsibility to vote all proxies with respect to all portfolio securities of the Fund, in accordance with the then-current Procedures and Guidelines approved by the Board. The Board may revoke such delegation with respect to any proxy or proposal, and assume the responsibility of voting any Fund proxy or proxies, as it deems appropriate. The President or Chief Financial Officer of a Fund may approve non-material amendments to the Procedures and Guidelines for immediate implementation, subject to ratification at the next regularly scheduled meeting of the Board.

When a Fund participates in the lending of its securities and the securities are on loan at record date, proxies related to such securities will not be forwarded to the Adviser by the Fund's custodian and therefore will not be voted.

----------

(1) Reference in these Procedures to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Board at issue. No provision in these Procedures is intended to impose any duty upon the particular Board with respect to any other Fund.

(2) The independent Trustees/Directors are those Board members who are not "interested persons" of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

III. APPROVAL AND REVIEW OF PROCEDURES

The Adviser has adopted proxy voting procedures in connection with the voting of portfolio securities for the Funds as attached hereto in EXHIBIT 3. The Board hereby approves such procedures.

Any material changes to the Adviser's proxy voting procedures (the "Adviser Procedures") must be approved by the Board prior to voting any Fund proxies in accordance with such amended procedures. The President or Chief Financial Officer of the Adviser may approve non-material amendments to the Procedures and Guidelines for immediate implementation, subject to ratification at the next regularly scheduled meeting of the Board of the Fund.

IV.  VOTING PROCEDURES AND GUIDELINES

The Guidelines that are set forth in EXHIBIT 4 hereto specify the manner in which the Funds generally will vote with respect to the proposals discussed therein.

Unless otherwise noted, the defined terms used hereafter shall have the same meaning as defined in the Adviser Procedures.

     A.   Routine Matters

     The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear "For," "Against," "Withhold" or "Abstain" on a proposal. However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional (as such term is defined for purposes of the Adviser Procedures) recommends a vote contrary to the Guidelines.

     B.   Matters Requiring Case-by-Case Consideration

     The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted "case-by-case" consideration.

     Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

     Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent's recommendation, the Proxy Coordinator will forward the Agent's analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

     The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with a voting deadline, it shall be the policy of the Funds to vote in accordance with the Agent's recommendation, unless the Agent's recommendation is deemed to be conflicted as provided for under the Adviser Procedures, in which case no action shall be taken on such matter (I.E., a "Non-Vote").

          1. WITHIN-GUIDELINES VOTES: Votes in Accordance with a Fund's Guidelines and/or, where applicable, Agent Recommendation

          In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner. No Conflicts Report (as such term is defined for purposes of the Adviser Procedures) is required in connection with Within-Guidelines Votes.

          2.   NON-VOTES: Votes in Which No Action is Taken

          The Proxy Group may recommend that a Fund refrain from voting under the following circumstances: (1) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant, E.G., proxies in connection with securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, E.G., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy. The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group's review of a specific proxy. It is noted a Non-Vote determination would generally not be made in connection with voting rights received pursuant to class action participation; while a Fund may no longer hold the security, a continuing economic effect on shareholders' interests is likely.

          Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders' rights are limited, Non-Votes may also occur in connection with a Fund's related inability to timely access ballots or other proxy information in connection with its portfolio securities.

          Non-Votes may also result in certain cases in which the Agent's recommendation has been deemed to be conflicted, as described in
          Section IV.B. above and Section V. below.

          3. OUT-OF-GUIDELINES VOTES: Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent's Recommendation is Conflicted

          If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Procedures and Guidelines are silent, or the Agent's recommendation on a matter requiring case-by-case consideration is deemed to be conflicted as provided for under the Adviser Procedures, the Proxy Coordinator will then request that all members of the Proxy Group, including any members not in attendance at the meeting at which the relevant proxy is being considered, and each Investment Professional participating in the voting process complete a Conflicts Report (as such term is defined for purposes of the Adviser Procedures), in substantially the form attached hereto as EXHIBIT 2. As provided for in the Adviser Procedures, the Proxy Coordinator shall be responsible for identifying to Counsel potential conflicts of interest with respect to the Agent.

          If Counsel determines that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as directed by the Guidelines, or in accordance with the recommendation of the Agent, where applicable. Cases in which any member of the Proxy Group or a participating Investment Professional has failed to complete and return a Conflicts Report shall be treated as if a conflict of interest appears to exist, except that, upon Counsel's finding that a conflict of interest exists with respect to one or more members of the Proxy Group or the Advisers generally, the remaining members of the Proxy Group shall not be required to complete a Conflicts Report in connection with the proxy.

          If Counsel determines that each member of the Proxy Group has completed and returned a Conflicts Report and there does not appear to be a conflict of interest with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

V.   CONFLICTS OF INTEREST

In any case in which there appears to be a conflict of interest with respect to the Agent's recommendation on a matter requiring case-by-case consideration, no action shall be taken on such matter (I.E., a "Non-Vote"). In any case in which a member of the Proxy Group has failed to complete and return a Conflicts Report when so required, or in which there appears to be a conflict of interest with respect to any member of the Proxy Group or any Investment Professional participating in the voting process, the Agent will be directed to vote Within

Guidelines so that the Adviser shall have no opportunity to vote a Fund's proxy in a situation in which the Adviser or certain other related parties may be deemed to have a conflict of interest.

VI.  REPORTING AND RECORD RETENTION

     A.   Reporting by the Funds

          Annually in August, each Fund will post its proxy voting record or a link thereto for the prior one-year period ending on June 30th on the ING Funds website. The proxy voting record for each Fund will also be available in the EDGAR database on the SEC's website.

     B.   Reporting to the Boards

          At each regularly scheduled meeting, the Board will receive a report from the Adviser's Proxy Coordinator indicating each proxy proposal, or a summary of such proposals, (1) that was voted Out-of-Guidelines; and (2) for which the Proxy Group initially recommended a vote Out-of-Guidelines, but which was ultimately voted Within Guidelines in accordance with Section V hereof. Such report shall indicate the name of the issuer, the substance of the proposal, and the reasons for voting, or recommending, an Out-of-Guidelines Vote.

                                    EXHIBIT 1
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES

                         ING VP BALANCED PORTFOLIO, INC.
                    ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
                                  ING GET FUNDS
                              ING VP BOND PORTFOLIO
                          ING VP MONEY MARKET PORTFOLIO
                               ING VARIABLE FUNDS
                          ING VARIABLE PORTFOLIOS, INC.
                              ING SERIES FUND, INC.

                                    EXHIBIT 2
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES

                            FORM OF CONFLICTS REPORT

            FORM OF CONFLICT OF INTEREST REPORT - PROXY GROUP MEMBERS
                          PROXY VOTING OF THE ING FUNDS

ISSUER:
MEETING DATE:

1. To your knowledge, do you, or anyone in your immediate household, have a personal relationship of any sort with the Issuer, its officers, directors, or employees, or might you, or anyone in your immediate household, be affected by the outcome of the proxy proposal? This does not include former business relationships with which you have had no communication for at least one year and have no expectation of future or ongoing communication.
     EXPLANATION:                                                    YES     NO
                                                                     / /    / /

2. To your knowledge, (1) does any ING Entity have a Material Business Relationship with the Issuer or (2) is any ING Entity actively seeking to have a Material Business Relationship with the Issuer?
     EXPLANATION:                                                    YES     NO
                                                                     / /    / /

3. Have you, or, to your knowledge, anyone else employed by an ING Entity, been contacted by any person or organization, including another ING employee or affiliate, with a recommendation or request that a proxy be voted for (or against) a particular proposal with respect to the Issuer? This includes communications from the Issuer or its Affiliates, from a shareholder, or from a commercial, union or any other special interest group, but would not include routine communications from proxy solicitors.
     EXPLANATION:                                                    YES     NO
                                                                     / /    / /

4. Are you aware of any other information that might lead a reasonable person to conclude that an ING Entity appears to have a conflict of interest with respect to the proxy proposal?
     EXPLANATION:                                                    YES     NO
                                                                     / /    / /

NAME:                                            DATE:

CERTIFICATION: As a member of the Proxy Group, I understand that I have a fiduciary duty to vote Fund proxies solely in the best interests of the Fund(s) and its (their) shareholders. I certify that my recommendation with respect to the vote on the proxy proposal relating to the Issuer noted above is based solely on this criterion.

DEFINITIONS:

AFFILIATE means (A) any company directly or indirectly owning, controlling, or holding with power to vote, 5% or more of the outstanding voting securities of the Issuer; (B) any company 5% or more of whose outstanding voting securities are directly or indirectly owned, controlled, or held with power to vote, by the issuer; (C) any company directly or indirectly controlling, controlled by, or under common control with, the Issuer; (D) any officer, director, partner, copartner, or employee of the Issuer; (E) if the Issuer is an investment company, any investment adviser thereof or any member of an advisory board thereof; and (F) if the Issuer is an unincorporated investment company not having a board of directors, the depositor thereof.

ING ENTITY means all direct and indirect subsidiaries, joint ventures and business units of ING Groep N.V., including, but not limited to, ING Investments, LLC, ING Funds Distributor, LLC, ING Investment Management Co., ING Investment Management Americas, Directed Services, Inc., ING Life Insurance and Annuity Company and ING Financial Advisers, LLC.

ISSUER includes the company with respect to which the proxy is solicited, and any other entity which you know to be affiliated therewith, such as a pension plan, joint venture, merger partner, subsidiary or parent, or company under common control, but does not include entities associated with the Issuer solely through the provision of consulting, advisory or other professional services.

MATERIAL BUSINESS RELATIONSHIP means, but, subject to review by Counsel, may not be limited to, a relationship which you know to constitute (1) participation in a joint venture, (2) revenues to ING of $1 million or more per year, or (3) ownership by ING of more than 5% of the outstanding securities of the ISSUER ("5% Issuer") (except that an Issuer's affiliation with a 5% Issuer shall not constitute a DE FACTO conflict of interest for ING with the first Issuer).

       ** PLEASE RETURN TO ING FUNDS PROXY COORDINATOR AT 480-477-2786 OR
                        proxycoordinator@ingfunds.com **

                                    EXHIBIT 3
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES

                              ING INVESTMENTS, LLC,
                             DIRECTED SERVICES, INC.
                                       AND
                     ING LIFE INSURANCE AND ANNUITY COMPANY

                                   ----------

                             PROXY VOTING PROCEDURES

                                   ----------

I.   INTRODUCTION

ING Investments, LLC, Directed Services, Inc. and ING Life Insurance and Annuity Company (each an "Adviser" and collectively, the "Advisers") are the investment advisers for the registered investment companies and each series or portfolio thereof (each a "Fund" and collectively, the "Funds") comprising the ING family of funds. As such, the Advisers have been delegated the authority to vote proxies with respect to securities for the Funds over which they have day-to-day portfolio management responsibility.

The Advisers will abide by the proxy voting guidelines adopted by a Fund's respective Board of Directors or Trustees (each a "Board" and collectively, the "Boards") with regard to the voting of proxies unless otherwise provided in the proxy voting procedures adopted by a Fund's Board.

In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

The following are the Proxy Voting Procedures of ING Investments, LLC, Directed Services, Inc. and ING Life Insurance and Annuity Company (the "Adviser Procedures") with respect to the voting of proxies on behalf of their client Funds as approved by the respective Board of each Fund.

Unless otherwise noted, best efforts shall be used to vote proxies in all instances.

II.  ROLES AND RESPONSIBILITIES

     A.   Proxy Coordinator

     The Proxy Coordinator identified in Appendix 1 will assist in the coordination of the voting of each Fund's proxies in accordance with the ING Funds Proxy Voting Procedures and Guidelines (the "Procedures" or "Guidelines" and collectively the "Procedures and Guidelines"). The Proxy Coordinator is authorized to direct the Agent to vote a Fund's proxy in accordance with the Procedures and Guidelines unless the Proxy Coordinator receives a recommendation from an Investment Professional (as described below) to vote contrary to the Procedures and Guidelines. In such event, and in connection with proxy proposals requiring case-by-case consideration (except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent's recommendation), the Proxy Coordinator will call a meeting of the Proxy Group (as described below).

     Responsibilities assigned herein to the Proxy Coordinator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers' affiliates as are deemed appropriate by the Proxy Group.

     Unless specified otherwise, information provided to the Proxy Coordinator in connection with duties of the parties described herein shall be deemed delivered to the Advisers.

     B.   Agent

     An independent proxy voting service (the "Agent"), as approved by the Board of each Fund, shall be engaged to assist in the voting of Fund proxies for publicly traded securities through the provision of vote analysis, implementation, recordkeeping and disclosure services. The Agent is Institutional Shareholder Services, Inc. The Agent is responsible for coordinating with the Funds' custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. To the extent applicable, the Agent is required to vote and/or refer all proxies in accordance with these Adviser Procedures. The Agent will retain a record of all proxy votes handled by the Agent. Such record must reflect all the information required to be disclosed in a Fund's Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Adviser upon request.

     The Agent shall be instructed to vote all proxies in accordance with a Fund's Guidelines, except as otherwise instructed through the Proxy Coordinator by the Adviser's Proxy Group, or a Fund's Valuation, Proxy and Brokerage Committee ("Committee").

     The Agent shall be instructed to obtain all proxies from the Funds' custodians and to review each proxy proposal against the Guidelines. The Agent also shall be requested to call the Proxy Coordinator's attention to specific proxy proposals that although governed by the Guidelines appear to involve unusual or controversial issues.

     Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services voting to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein. Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.

     C.   Proxy Group

     The Adviser shall establish a Proxy Group (the "Group" or "Proxy Group") which shall assist in the review of the Agent's recommendations when a proxy voting issue is referred to the Group through the Proxy Coordinator. The members of the Proxy Group, which may include employees of the Advisers' affiliates, are identified in Appendix 1, as may be amended from time at the Advisers' discretion.

     A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is either the Fund's Chief Investment Risk Officer or Chief Financial Officer) shall constitute a quorum for purposes of taking action at any meeting of the Group. The vote of a simple majority of the members present and voting shall determine any matter submitted to a vote. Tie votes shall be broken by securing the vote of members not present at the meeting; provided, however, that the Proxy Coordinator shall ensure compliance with all applicable voting and conflict of interest procedures and shall use best efforts to secure votes from all or as many absent members as may reasonably be accomplished. The Proxy Group may meet in person or by telephone. The Proxy Group also may take action via electronic mail in lieu of a meeting, provided that each Group member has received a copy of any relevant electronic mail transmissions circulated by each other participating Group member prior to voting and provided that the Proxy Coordinator follows the directions of a majority of a quorum (as defined above) responding via electronic mail. For all votes taken in person or by telephone or teleconference, the vote shall be taken outside the presence of any person other than the members of the Proxy Group and such other persons whose attendance may be deemed appropriate by the Proxy Group from time to time in furtherance of its duties or the day-to-day administration of the Funds. In its discretion, the Proxy Group may provide the Proxy Coordinator with standing instructions to perform responsibilities assigned herein to the Proxy Group, or activities in support thereof, on its behalf, provided that such instructions do not contravene any requirements of these Adviser Procedures or a Fund's Procedures and Guidelines.

     A meeting of the Proxy Group will be held whenever (1) the Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund's proxy contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, (2) the Agent has made no recommendation with respect to a vote on a proposal, or (3) a matter requires case-by-case consideration, including those in which the Agent's recommendation is deemed to be conflicted as provided for under these Adviser Procedures, provided that, if the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent's recommendation and no issue of conflict must be considered, the Proxy Coordinator may implement the instructions without calling a meeting of the Proxy Group.

     For each proposal referred to the Proxy Group, it will review (1) the relevant Procedures and Guidelines, (2) the recommendation of the Agent, if any, (3) the recommendation of the Investment Professional(s), if any, and
     (4) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of a recommendation.

     If the Proxy Group recommends that a Fund vote in accordance with the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Coordinator to so advise the Agent.

     If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent's recommendation on a matter requiring case-by-case consideration is deemed to be conflicted, it shall follow the procedures for such voting as established by a Fund's Board.

     The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with to a voting deadline, the Proxy Coordinator shall follow the procedures for such voting as established by a Fund's Board.

     D.   Investment Professionals

     The Funds' Advisers, sub-advisers and/or portfolio managers (each referred to herein as an "Investment Professional" and collectively, "Investment Professionals") may submit, or be asked to submit, a recommendation to the Proxy Group regarding the voting of proxies related to the portfolio securities over which they have day-to-day portfolio management responsibility. The Investment Professionals may accompany their recommendation with any other research materials that they deem appropriate or with a request that lending activity with respect to the relevant security be reviewed, such requests to be timely considered by the Proxy Group.

III. VOTING PROCEDURES

     A. In all cases, the Adviser shall follow the voting procedures as set forth in the Procedures and Guidelines of the Fund on whose behalf the Adviser is exercising delegated authority to vote.

     B.   Routine Matters

     The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear "For", "Against," "Withhold" or "Abstain" on a proposal. However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional recommends a vote contrary to the Guidelines.

     C.   Matters Requiring Case-by-Case Consideration

     The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted "case-by-case" consideration.

     Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

     Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent's recommendation, the Proxy Coordinator will forward the Agent's analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

          1. WITHIN-GUIDELINES VOTES: Votes in Accordance with a Fund's Guidelines and/or, where applicable, Agent Recommendation

          In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner. No Conflicts Report (as such term is defined herein) is required in connection with Within-Guidelines Votes.

          2.   NON-VOTES: Votes in Which No Action is Taken

          The Proxy Group may recommend that a Fund refrain from voting under the following circumstances: (1) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant, E.G., proxies in connection with securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, E.G., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy

          Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy. The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group's review of a specific proxy. It is noted a Non-Vote determination would generally not be made in connection with voting rights received pursuant to class action participation; while a Fund may no longer hold the security, a continuing economic effect on shareholders' interests is likely.

          Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders' rights are limited, Non-Votes may also occur in connection with a Fund's related inability to timely access ballots or other proxy information in connection with its portfolio securities.

          Non-Votes may also result in certain cases in which the Agent's recommendation has been deemed to be conflicted, as provided for in the Funds' Procedures.

          3. OUT-OF-GUIDELINES VOTES: Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent's Recommendation is Conflicted

          If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Procedures and Guidelines are silent, or the Agent's recommendation on a matter requiring case-by-case consideration is deemed to be conflicted as provided for under these Adviser Procedures, the Proxy Coordinator will then implement the procedures for handling such votes as adopted by the Fund's Board.

          4. The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund's Valuation, Proxy and Brokerage Committee, all applicable recommendations, analysis, research and Conflicts Reports.

IV.  ASSESSMENT OF THE AGENT AND CONFLICTS OF INTEREST

In furtherance of the Advisers' fiduciary duty to the Funds and their beneficial owners, the Advisers shall establish the following:

     A.   Assessment of the Agent

          The Advisers shall establish that the Agent (1) is independent from the Advisers, (2) has resources that indicate it can competently provide analysis of proxy issues and (3) can make recommendations in an impartial manner and in the best interests of the Funds and their beneficial owners. The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the

          Advisers may deem reasonably appropriate and shall do not less than annually as well as prior to engaging the services of any new proxy service. The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent's independence, competence or impartiality.

          Information provided in connection with assessment of the Agent shall be forwarded to a member of the mutual funds practice group of ING US Legal Services ("Counsel") for review. Counsel shall review such information and advise the Proxy Coordinator as to whether a material concern exists and if so, determine the most appropriate course of action to eliminate such concern.

     B.   Conflicts of Interest

          The Advisers shall establish and maintain procedures to identify and address conflicts that may arise from time to time concerning the Agent. Upon the Advisers' request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent's proxy analysis or recommendations. The Proxy Coordinator shall forward all such information to Counsel for review. Counsel shall review such information and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund's Procedures and Guidelines.

In connection with their participation in the voting process for portfolio securities, each member of the Proxy Group, and each Investment Professional participating in the voting process, must act solely in the best interests of the beneficial owners of the applicable Fund. The members of the Proxy Group may not subordinate the interests of the Fund's beneficial owners to unrelated objectives, including taking steps to reasonably insulate the voting process from any conflict of interest that may exist in connection with the Agent's services or utilization thereof.

For all matters for which the Proxy Group recommends an Out-of-Guidelines Vote, the Proxy Coordinator will implement the procedures for handling such votes as adopted by the Fund's Board, including completion of such Conflicts Reports as may be required under the Fund's Procedures. Completed Conflicts Reports shall be provided to the Proxy Coordinator within two (2) business days. Such Conflicts Report should describe any known conflicts of either a business or personal nature, and set forth any contacts with respect to the referral item with non-investment personnel in its organization or with outside parties (except for routine communications from proxy solicitors). The Conflicts Report should also include written confirmation that any recommendation from an Investment Professional provided in connection with an Out-of-Guidelines Vote or under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

The Proxy Coordinator shall forward all Conflicts Reports to Counsel for review. Counsel shall review each report and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund's Procedures and Guidelines.

V.   REPORTING AND RECORD RETENTION

The Adviser shall maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following: (1) A copy of each proxy statement received regarding a Fund's portfolio securities. Such proxy statements received from issuers are available either in the SEC's EDGAR database or are kept by the Agent and are available upon request. (2) A record of each vote cast on behalf of a Fund. (3) A copy of any document created by the Adviser that was material to making a decision how to vote a proxy, or that memorializes the basis for that decision. (4) A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Adviser voted proxies on behalf of a Fund. All proxy voting materials and supporting documentation will be retained for a minimum of six (6) years.

                                   APPENDIX 1
                                     TO THE
                        ADVISERS' PROXY VOTING PROCEDURES

PROXY GROUP FOR REGISTERED INVESTMENT COMPANY CLIENTS OF ING INVESTMENTS, LLC, DIRECTED SERVICES, INC. AND ING LIFE INSURANCE AND ANNUITY COMPANY:

        NAME                                      TITLE OR AFFILIATION
Stanley D. Vyner               Chief Investment Risk Officer and Executive Vice President,
                               ING Investments, LLC

Todd Modic                     Senior Vice President, ING Funds Services, LLC and ING
                               Investments, LLC; and Chief Financial Officer of the ING Funds

Maria Anderson                 Vice President of Fund Compliance, ING Funds Services, LLC

Karla J. Bos                   Proxy Coordinator for the ING Funds and Manager - Special
                               Projects, ING Funds Services, LLC

Julius Drelick                 Head of Product Strategy, ING Funds Services, LLC

Theresa K. Kelety, Esq.        Counsel, ING Americas US Legal Services

Steve Wastek, Esq.             Counsel, ING Americas US Legal Services


Effective as of May 27, 2005

                                    EXHIBIT 4
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES

                                   ----------

                    PROXY VOTING GUIDELINES OF THE ING FUNDS

                                   ----------

I.   INTRODUCTION

The following is a statement of the Proxy Voting Guidelines ("Guidelines") that have been adopted by the respective Boards of Directors or Trustees of each Fund. Unless otherwise provided for herein, any defined term used herein shall have the meaning assigned to it in the Funds' and Advisers' Proxy Voting Procedures (the "Procedures").

Proxies must be voted in the best interest of the Fund(s). The Guidelines summarize the Funds' positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with particular issues. The Guidelines are not exhaustive and do not include all potential voting issues.

The Adviser, in exercising its delegated authority, will abide by the Guidelines as outlined below with regard to the voting of proxies except as otherwise provided in the Procedures. In voting proxies, the Adviser is guided by general fiduciary principles. It must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Adviser will not subordinate the interest of beneficial owners to unrelated objectives. The Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

II.  GUIDELINES

The following Guidelines are grouped according to the types of proposals generally presented to shareholders of U.S. issuers: Board of Directors, Proxy Contests, Auditors, Proxy Contest Defenses, Tender Offer Defenses, Miscellaneous, Capital Structure, Executive and Director Compensation, State of Incorporation, Mergers and Corporate Restructurings, Mutual Fund Proxies and Social and Environmental Issues. An additional section addresses proposals most frequently found in global proxies.

GENERAL POLICIES
These Guidelines apply to securities of publicly traded companies and to those of privately held companies if publicly available disclosure permits such application. All matters for which such disclosure is not available shall be considered CASE-BY-CASE.

It shall generally be the policy of the Funds to take no action on a proxy for which no Fund holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast.

In all cases receiving CASE-BY-CASE consideration, including cases not specifically provided for under these Guidelines, unless otherwise provided for under these Guidelines, it shall generally be the policy of the Funds to vote in accordance with the recommendation provided by the Funds' Agent, Institutional Shareholder Services, Inc.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote in accordance with the Agent's recommendation in cases in which such recommendation aligns with the recommendation of the relevant issuer's management. However, this policy shall not apply to CASE-BY-CASE proposals for which a contrary recommendation from the Investment Professional for the relevant Fund has been received and is to be utilized, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process required under the Procedures.

Recommendations from the Investment Professionals, while not required under the Procedures, are likely to be considered with respect to proxies for private equity securities and/or proposals related to merger transactions/corporate restructurings, proxy contests related to takeover bids/contested business combinations, or unusual or controversial issues. Such input shall be given primary consideration with respect to CASE-BY-CASE proposals being considered on behalf of the relevant Fund.

The foregoing policies may be overridden in any case as provided for in the Procedures. Similarly, the Procedures provide that proposals whose Guidelines prescribe a firm voting position may instead be considered on a CASE-BY-CASE basis in cases in which unusual or controversial circumstances so dictate.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer may be or become subject. No proposal shall be supported whose implementation would contravene such requirements.

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
THE BOARD OF DIRECTORS

Unless otherwise provided for herein, the Agent's standards with respect to determining director independence shall apply. These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat. Agreement with the Agent's independence standards shall not dictate that a Fund's vote shall be cast according to the Agent's corresponding recommendation.

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
Voting on director nominees in uncontested elections not subject to specific          Case-by-Case
policies described herein

Voting on independent outside director nominees in any cases in which                 Case-by-Case
application of the policies described herein would result in withholding votes from the majority of independent outside directors sitting on a board, or removal of such directors would negatively impact majority board independence

Votes from a nominee who, during both of the most recent two years, attended            Withhold
less than 75 percent of the board and committee meetings without a valid reason for the absences. Do not withhold votes in connection with attendance issues for nominees who have served on the board for less than the two most recent years.

Votes from a nominee in connection with poison pill considerations (E.G.,               Withhold
failure to remove restrictive features or ensure expiration or submission to shareholders for vote) only in cases for which culpability for implementation or renewal of the pill in such form can be specifically attributed to the nominee

Provided that a nominee served on the board during the relevant time period,            Withhold
votes from a nominee who has failed to implement a shareholder proposal that was approved by (1) a majority of the issuer's shares outstanding (most recent annual meeting) or (2) a majority of the votes cast for two consecutive years.
However, in the case of shareholder proposals seeking shareholder ratification of a poison pill, generally DO NOT WITHHOLD votes from a nominee in such cases if the company has already implemented a policy that should reasonably prevent abusive use of the pill.

Voting on a nominee who has not acted upon WITHHOLD votes representing a              Case-by-Case
majority of the votes cast at the previous annual meeting

Votes from inside directors or affiliated outside directors who sit on the audit        Withhold
committee

Votes from inside directors or affiliated outside directors who sit on the          Do Not Withhold
nominating or compensation committee, provided that such committee meets the applicable independence requirements of the relevant listing exchange. However, consider such nominees on a CASE-BY-CASE basis if the committee is majority insider-controlled.

Votes from inside directors or affiliated outside directors if the full board       Do Not Withhold
serves as the compensation or nominating committee OR has not created one or both committees, provided that the issuer is in compliance with all provisions of the listing exchange in connection with performance of relevant functions
(E.G., performance of relevant

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
functions by a majority of independent directors in lieu of the formation of a separate committee).

In cases in which the Agent has identified a "pay for performance disconnect",      Do Not Withhold
votes on nominees who sit on the compensation committee or from the pay package recipient.

     -    Compensation committee members who served during the relevant time          Case-by-Case
          period if the Agent has raised other considerations regarding compensation practices, but DO NOT WITHHOLD votes for this reason from the pay package recipient if also sitting for election but not a compensation committee member

Independent outside director nominees serving on the audit committee, but if               For
total non-audit fees exceed the total of audit fees, audit-related fees and tax compliance and preparation fees, do vote against auditor ratification if concerns exist regarding such fees, E.G., that remuneration for the non-audit work is so lucrative as to taint the auditor's independence or is excessive in connection with the level and type of services provided.

It shall generally be the policy of the Funds that a board should be majority         Case-by-Case
independent. Inside director or affiliated outside director nominees in cases in which the full board is not majority independent, excluding any non-voting director (E.G., director emeritus or advisory director) in calculations with respect to majority board independence. When conditions contributing to a lack of majority independence remain substantially similar to those in the previous year, it shall generally be the policy of the Funds to WITHHOLD or vote FOR nominees in a manner consistent with votes cast by the Fund(s) in the previous year.

Nominees who sit on up to (and including) seven public company boards, unless              For
the nominee is also CEO of a public company, in which case the public company board threshold shall be four

Nominees who are not public company CEOs but sit on more than seven public            Case-by-Case
company boards, or public company CEO nominees who sit on more than four public company boards

Proposals Regarding Board Composition or Board Service

     -    Shareholder proposals to impose new board structures or policies,              Against
          including those requiring that the positions of Chairman and CEO be held separately, except consider such proposals on a CASE-BY-CASE basis if the board is not majority independent or pervasive corporate governance concerns have

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
          been identified.

     -    Management proposals to adopt or amend board structures or policies,             For
          except consider such proposals on a CASE-BY-CASE basis if the board is not majority independent, pervasive corporate governance concerns have been identified, or the proposal may result in a material reduction in shareholders' rights.

     -    Shareholder proposals seeking more than a simple majority of                   Against
          independent directors

     -    Shareholder proposals asking that board compensation and/or nominating         Against
          committees be composed exclusively of independent directors

     -    Shareholder proposals to limit the number of public company boards on          Against
          which a director may serve

     -    Shareholder proposals that seek to redefine director independence or           Against
          directors' specific roles (E.G., responsibilities of the lead director)

     -    Shareholder proposals requesting creation of additional board                  Against
          committees or offices, except as otherwise provided for herein

     -    Shareholder proposals that seek creation of an audit, compensation or            For
          nominating committee of the board, unless the committee in question is already in existence or the issuer has availed itself of an applicable exemption of the listing exchange (E.G., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee)

     -    Shareholder proposals to limit the tenure of outside directors                 Against

     -    Shareholder proposals to impose a mandatory retirement age for outside         Against
          directors unless the proposal seeks to relax existing standards, but generally DO NOT VOTE AGAINST management proposals seeking to establish a retirement age for directors

Shareholder proposals requiring directors to own a minimum amount of company             Against
stock in order to qualify as a director or to remain on the board

Director and Officer Indemnification and Liability Protection                         Case-by-Case

     -    Limit or eliminate entirely directors' and officers' liability for             Against
          monetary damages for violating the duty of care

     -    Proposals that would expand coverage beyond just legal                         Against

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
          expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness

     -    Proposals providing such expanded coverage in cases when a director's            For
          or officer's legal defense was unsuccessful if:

          (1) The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and
          (2)  Only if the director's legal expenses would be covered

PROXY CONTESTS

Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals in connection with proxy contests related to takeover bids or other contested business combinations being considered on behalf of that Fund.

Voting for director nominees in contested elections                                   Case-by-Case

Reimburse proxy solicitation expenses                                                 Case-by-Case

AUDITORS

Management proposals to ratify auditors, except in cases of high non-audit fees            For
Non-Audit Services

     -    Approval of auditors when total non-audit fees exceed the total of          Case-by-Case
          audit fees, audit-related fees and tax compliance and preparation fees. Vote AGAINST management proposals to ratify auditors in cases in which concerns exist that remuneration for the non-audit work is so lucrative as to taint the auditor's independence. If such concerns exist or an issuer has a history of questionable accounting practices, also vote FOR shareholder proposals asking the issuer to present its auditor annually for ratification, but in other cases generally vote
          AGAINST.

Auditor Independence

     -    Shareholder proposals asking companies to prohibit their auditors from      Case-by-Case
          engaging in non-audit services or capping the level of non-audit services

Audit Firm Rotation

     -    Shareholder proposals asking for mandatory audit firm rotation                 Against

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
PROXY CONTEST DEFENSES

Board Structure: Staggered vs. Annual Elections

     -    Proposals to classify                                                          Against

     -    Proposals to repeal classified boards and to elect all directors                 For
          annually

Shareholder Ability to Remove Directors

     -    Proposals that provide that directors may be removed only for cause            Against

     -    Proposals to restore shareholder ability to remove directors with or             For
          without cause

     -    Proposals that provide that only continuing directors may elect                Against
          replacement to fill board vacancies

     -    Proposals that permit shareholders to elect directors to fill board              For
          vacancies

Cumulative Voting

     -    Management proposals to eliminate cumulative voting, unless the                  For
          company maintains a classified board of directors

     -    Shareholder proposals to restore or permit cumulative voting, in cases           For
          in which the company maintains a classified board of directors

Time-Phased Voting

     -    Proposals to implement time-phased or other forms of voting that do            Against
          not promote a one share, one vote standard

     -    Proposals to eliminate such forms of voting                                      For

Shareholder Ability to Call Special Meetings

     -    Proposals to restrict or prohibit shareholder ability to call special          Against
          meetings

     -    Proposals that remove restrictions on the right of shareholders to act           For
          independently of management

Shareholder Ability to Act by Written Consent

     -    Proposals to restrict or prohibit shareholder ability to take action           Against
          by written consent

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
     -    Proposals to allow or make easier shareholder action by written                  For
          consent

Shareholder Ability to Alter the Size of the Board

     -    Proposals that seek to fix the size of the board                            Case-by-Case

     -    Proposals that give management the ability to alter the size of the            Against
          board without shareholder approval

TENDER OFFER DEFENSES

Poison Pills

     -    Proposals that ask a company to submit its poison pill for shareholder           For
          ratification, or to redeem its pill in lieu thereof, unless:

          (1)  shareholders have approved adoption of the plan,                          Against
          (2)  a policy has already been implemented by the company that should reasonably prevent abusive use of the pill, or
          (3)  the board had determined that it was in the best interest of shareholders to adopt a pill without delay, provided that such plan would be put to shareholder vote within twelve months of adoption or expire, and if not approved by a majority of the votes cast, would immediately terminate

     -    Shareholder proposals to redeem a company's poison pill                     Case-by-Case

     -    Management proposals to ratify a poison pill                                Case-by-Case

Fair Price Provisions

     -    Proposals to adopt fair price provisions                                    Case-by-Case

     -    Fair price provisions with shareholder vote requirements greater than          Against
          a majority of disinterested shares

Greenmail

     -    Proposals to adopt antigreenmail charter or by law amendments or                 For
          otherwise restrict a company's ability to make greenmail payments

     -    Antigreenmail proposals when they are bundled with other charter or         Case-by-Case
          by law amendments

Pale Greenmail                                                                        Case-by-Case

Unequal Voting Rights

     -    Dual-class exchange offers                                                     Against

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
     -    Dual-class recapitalizations                                                   Against

Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

     -    Management proposals to require a supermajority shareholder to approve         Against
          charter and bylaw amendments

     -    Shareholder proposals to lower supermajority shareholder vote                    For
          requirements for charter and bylaw amendments, unless the proposal also asks the issuer to mount a solicitation campaign or similar form of comprehensive commitment to obtain passage of the proposal

Supermajority Shareholder Vote Requirement to Approve Mergers

     -    Management proposals to require a supermajority shareholder vote to            Against
          approve mergers and other significant business combinations

     -    Shareholder proposals to lower supermajority shareholder vote                    For
          requirements for mergers and other significant business combinations

White Squire Replacements                                                                  For

Amendments to Corporate Documents

     -    Unless recommended by the Agent or Investment Professional as a                Against
          condition to a major transaction such as a merger, proposals seeking to remove shareholder approval requirements by:

          (1) moving article provisions to portions of the charter not requiring shareholder approval or
          (2) in corporate structures such as holding companies, removing provisions in an active subsidiary's charter that provide voting rights to parent company shareholders. This policy would also generally apply to proposals seeking approval of corporate agreements or amendments to such agreements that the Agent recommends AGAINST because a similar reduction in shareholder rights is requested.

     -    Proposals for charter amendments that may support board entrenchment,          Against
          particularly if the proposal is bundled or the board is classified

     -    Proposals seeking charter or bylaw amendments to remove anti-takeover            For
          provisions

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
MISCELLANEOUS

Shareholder proposals to adopt confidential voting, use independent tabulators,            For
and use independent inspectors of election

Management proposals to adopt confidential voting                                          For

Open Access

     -    Shareholder proposals seeking open access to management's proxy             Case-by-Case
          material in order to nominate their own candidates to the board

Majority Voting Standard

     -    Management proposals seeking election of directors by the affirmative            For
          vote of the majority of votes cast in connection with a meeting of shareholders

     -    Shareholder proposals seeking adoption of the majority voting standard         Against

     -    Proposals seeking adoption of the majority voting standard for issuers      Case-by-Case
          with a history of board malfeasance

Bundled or "Conditioned" Proxy Proposals                                              Case-by-Case

Shareholder Advisory Committees                                                       Case-by-Case

Management proposals for Other Business, in connection with proxies of U.S.                For
issuers, except in connection with a proxy contest in which a Fund is not voting in support of management

Proposals to lower quorum requirements for shareholder meetings below a majority      Case-by-Case
of the shares outstanding

CAPITAL STRUCTURE

Common Stock Authorization

     -    Proposals to increase the number of shares of common stock, taking          Case-by-Case
          into consideration whether intention exists to significantly dilute shareholders proportionate interest or to be unduly dilutive to shareholders' proportionate interest. Except where otherwise indicated, the Agent's proprietary approach, utilizing quantitative criteria (E.G., dilution, peer group comparison, company performance and history) to determine appropriate thresholds and, for requests marginally above such allowable threshold, a qualitative review (E.G., rationale and prudent historical usage), will generally be utilized in

                                    PROPOSAL                                           GUIDELINES
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          evaluating such proposals.

          -    Proposals to authorize capital increases within the Agent's                 For
               allowable thresholds or those in excess but meeting Agent's qualitative standards. Consider on a CASE-BY-CASE basis those requests failing the Agent's review for proposals in connection with which a contrary recommendation from the Investment
               Professional(s) has been received and is to be utilized.

          -    Proposals to authorize capital increases within the Agent's                 For
               allowable thresholds or those in excess but meeting Agent's qualitative standards, unless the company states that the stock may be used as a takeover defense. In those cases, consider on a
               CASE-BY-CASE basis if a contrary recommendation from the
               Investment Professional(s) has been received and is to be
               utilized.

          -    Proposals to authorize capital increases exceeding the Agent's              For
               thresholds when a company's shares are in danger of being
               delisted or if a company's ability to continue to operate as a going concern is uncertain.

     -    Proposals to increase the number of authorized shares of the class of          Against
          stock that has superior voting rights in companies that have dual-class capitalization structures, but consider CASE-BY-CASE if bundled with favorable proposal(s) or if approval of such proposal(s)
          is a condition of such favorable proposal(s)

     -    Shareholder proposals to eliminate dual class capital structures with            For
          unequal voting rights in cases in which the relevant Fund owns the class with inferior voting rights, but generally vote AGAINST such proposals in cases in which the relevant Fund owns the class with superior voting rights, and consider CASE-BY-CASE if bundled with favorable proposal(s) or if approval of such proposal(s) is a condition of such favorable proposal(s)

Stock Distributions: Splits and Dividends

     -    Management proposals to increase common share authorization for a                For
          stock split, provided that the increase in authorized shares falls within the Agent's allowable thresholds, but consider on a
          CASE-BY-CASE basis those proposals exceeding the Agent's threshold for proposals in connection with which a contrary recommendation from the
          Investment Professional(s) has been received and is to be utilized

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Reverse Stock Splits

     -    Management proposals to implement a reverse stock split when the                 For
          number of shares authorized for issue is proportionately reduced

     -    Proposals to implement a reverse stock split that do not                    Case-by-Case
          proportionately reduce the number of shares of authorized for issue

Preferred Stock

     -    Proposals authorizing the issuance of preferred stock or creation of           Against
          new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock) ), but vote FOR if the Agent or an Investment Professional so recommends because the issuance is required to effect a merger or acquisition proposal

     -    Proposals to issue or create blank check preferred stock in cases                For
          where the company expressly states that the stock will not be used as a takeover defense. Generally vote AGAINST in cases where the company expressly states that, or fails to disclose whether, the stock may be used as a takeover defense, but vote FOR if the Agent or an Investment
          Professional so recommends because the issuance is required to effect a merger or acquisition proposal

     -    Proposals to issue or authorize preferred stock in cases where the               For
          company specified the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable

     -    Proposals to increase the number of blank check preferred shares after      Case-by-Case
          analyzing the number of preferred shares available for issue given a company's industry performance in terms of shareholder returns

Shareholder proposals to have blank check preferred stock placements, other than           For
those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification

Management Proposals to Reduce the Par Value of Common Stock                               For

Shareholder Proposals that Seek Preemptive Rights or Management Proposals that        Case-by-Case
Seek to Eliminate Them

Debt Restructuring                                                                    Case-by-Case

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Share Repurchase Programs                                                                  For

Management Proposals to Cancel Repurchased Shares                                          For

Tracking Stock                                                                        Case-by-Case

EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation and employee benefit plans, unless otherwise       Case-by-Case
provided for herein, with voting decisions generally based on the Agent's quantitative approach to evaluating such plans, which includes determination of costs and comparison to an allowable cap.

     - Generally vote in accordance with the Agent's recommendations FOR equity-based plans with costs within such cap and AGAINST those with costs in excess of it, but consider plans CASE-BY-CASE if the Agent raises other considerations with respect to the plan.

     -    Proposals seeking approval of plans for which the Agent suggests cost       Case-by-Case
          assessment may not be possible due to the issuer's method of disclosing shares allocated to the plan(s)

     -    Proposals for plans with costs within the cap if the considerations              For
          raised by the Agent pertain solely to equity compensation burn rate or pay for performance

     -    Proposals for plans administered by potential grant recipients                 Against

     -    Proposals for plans for which the Agent raises other considerations         Case-by-Case
          not otherwise provided for herein

Restricted Stock Plans

     -    Proposals for restricted stock plans, or the issuance of shares in          Case-by-Case
          connection with such plans, considering factors such as level of disclosure and adequacy of vesting or performance requirements.
          Proposals for plans that do not meet the Agent's criteria in this regard may be supported, but vote AGAINST if disclosure is provided regarding neither vesting nor performance requirements.

Management Proposals Seeking Approval to Reprice/Replace Options, considering         Case-by-Case
rationale, historic trading patterns, value-for-value exchange, participation limits, vesting periods and replacement option terms

     -    Proposals that meet the Agent's criteria for acceptable                          For
          repricing/replacement transactions, except that burn rate
          considerations raised by the Agent shall not be grounds for

                                    PROPOSAL                                           GUIDELINES
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          withholding support

     -    Management proposals seeking approval of compensation plans that:              Against

          (1) permit or may permit (e.g., history of repricing and no express prohibition against future repricing) repricing of stock options, or any form or alternative to repricing, without shareholder approval,
          (2) include provisions that permit repricing/replacement transactions that do not meet the Agent's criteria (except regarding burn rate as noted above), or
          (3) give the board sole discretion to approve option repricing/replacement programs

Director Compensation, with voting decisions generally based on the Agent's           Case-by-Case
quantitative approach described above as well as a review of qualitative features of the plan in cases in which costs exceed the Agent's threshold. DO
NOT VOTE AGAINST plans for which burn rate is the sole consideration raised by the Agent.

Employee Stock Purchase Plans                                                         Case-by-Case

OBRA-Related Compensation Proposals

     -    Amendments that Place a Cap on Annual Grants or Amend Administrative             For
          Features

     -    Amendments to Add Performance-Based Goals                                        For

     -    Amendments to Increase Shares and Retain Tax Deductions Under OBRA          Case-by-Case

     -    Approval of Cash or Cash-and-Stock Bonus Plan                                    For

Shareholder Proposals Regarding Executive and Director Pay

     -    Proposals that seek disclosure beyond regulatory requirements of the           Against
          remuneration of individuals other than senior executives and directors or proposals seeking such disclosure if providing it would be out of step with market practice and potentially disruptive to the business

     -    Proposals that seek to impose new compensation structures or policies,         Against
          including "claw back" recoupments, unless evidence exists of abuse in historical compensation practices, and except as otherwise provided for herein

                                    PROPOSAL                                           GUIDELINES
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Golden and Tin Parachutes

     -    Shareholder proposals to have golden and tin parachutes submitted for            For
          shareholder ratification, provided that such "parachutes" specify change-in-control events and that the proposal does not include unduly restrictive or arbitrary provisions such as advance approval requirements

     -    Shareholder proposals to submit executive severance agreements that do         Against
          not specify change-in-control events, Supplemental Executive
          Retirement Plans or deferred executive compensation plans for shareholder ratification, unless such ratification is required by the listing exchange

     -    All proposals to ratify or cancel golden or tin parachutes                  Case-by-Case

Employee Stock Ownership Plans (ESOPs)                                                     For

401(k) Employee Benefit Plans                                                              For

Shareholder proposals to expense stock options, unless company has already                 For
publicly committed to expensing options by a specific date

Shareholder proposals requiring mandatory periods for officers and directors to          Against
hold company stock

STATE OF INCORPORATION

Voting on State Takeover Statutes                                                     Case-by-Case

Voting on Reincorporation Proposals                                                   Case-by-Case

     -    Management reincorporation proposals upon which another key proposal,            For
          such as a merger transaction, is contingent if the other key proposal is also supported

     -    Shareholder reincorporation proposals not also supported by the                Against
          company

MERGERS AND CORPORATE RESTRUCTURINGS

Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals regarding business combinations, particularly those between otherwise unaffiliated parties, or other corporate restructurings being considered on behalf of that Fund.

Mergers and Acquisitions                                                              Case-by-Case

Corporate Restructuring, including demergers, minority squeezeouts, leveraged         Case-by-Case
buyouts, spinoffs, liquidations, dispositions, divestitures

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and asset sales, with voting decisions generally based on the Agent's approach to evaluating such proposals

Appraisal Rights                                                                           For

Changing Corporate Name                                                                    For

Adjournment of Meeting

     -    Proposals to adjourn a meeting when the primary proposal is also voted           For
          FOR

MUTUAL FUND PROXIES

Election of Directors                                                                 Case-by-Case

Converting Closed-end Fund to Open-end Fund                                           Case-by-Case

Proxy Contests                                                                        Case-by-Case

Investment Advisory Agreements                                                        Case-by-Case

Approving New Classes or Series of Shares                                                  For

Preferred Stock Proposals                                                             Case-by-Case

1940 Act Policies                                                                     Case-by-Case

Changing a Fundamental Restriction to Nonfundamental Restriction                      Case-by-Case

Change Fundamental Investment Objective to Nonfundamental                             Case-by-Case

Name Rule Proposals                                                                   Case-by-Case

Disposition of Assets/Termination/Liquidation                                         Case-by-Case

Changes to the Charter Document                                                       Case-by-Case

Changing the Domicile of a Fund                                                       Case-by-Case

Change in Fund's Subclassification                                                    Case-by-Case

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder                For
Approval

Distribution Agreements                                                               Case-by-Case

Master-Feeder Structure                                                                    For

Mergers                                                                               Case-by-Case

Shareholder Proposals to Establish Director Ownership Requirement                        Against

Reimburse Shareholder for Expenses Incurred                                           Case-by-Case

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Terminate the Investment Advisor                                                      Case-by-Case

SOCIAL AND ENVIRONMENTAL ISSUES

Unless otherwise specified herein. While a wide variety of factors may go into        Case-by-Case
each analysis, the overall principle guiding all vote recommendations focuses on how or whether the proposal will enhance the economic value of the company.
Because a company's board is likely to have access to relevant, non-public information regarding a company's business, such proposals will generally be voted in a manner intended to give the board (rather than shareholders) latitude to set corporate policy and oversee management.

Shareholder proposals seeking to dictate corporate conduct, apply existing law,          Against
duplicate policies already substantially in place and/or addressed by the issuer or release information that would not help a shareholder evaluate an investment in the corporation as an economic matter, absent concurring support from the issuer, compelling evidence of abuse, significant public controversy or litigation, the issuer's significant history of relevant violations; or
activities not in step with market practice or regulatory requirements, or unless provided for otherwise herein.

     - Such proposals would generally include those seeking preparation of reports and/or implementation or additional disclosure of corporate policies related to issues such as:

          -    consumer and public safety
          -    environment and energy
          -    labor standards and human rights
          -    military business and political concerns
          -    workplace diversity and non-discrimination
          -    sustainability
          -    social issues
          -    vendor activities
          -    economic risk, or
          -    matters of science and engineering Against

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GLOBAL PROXIES

The foregoing Guidelines provided in connection with proxies of U.S. issuers shall also be applied to global proxies where applicable and not provided for otherwise herein. The following provide for differing regulatory and legal requirements, market practices and political and economic systems existing in various global markets.

Proposals in cases in which the Agent recommends voting against such proposal            Against
because relevant disclosure by the issuer, or the time provided for consideration of such disclosure, is inadequate, unless otherwise provided for herein. For purposes of these global Guidelines, "AGAINST" shall mean withholding of support for a proposal, resulting in submission of a vote of
AGAINST or ABSTAIN, as appropriate for the given market and level of concern raised by the Agent regarding the issue or lack of disclosure or time provided.

Proposals for which the Agent recommends support of practices described herein        Case-by-Case
as associated with a firm AGAINST vote:

     (1) as the issuer or market transitions to better practices (e.g., having committed to new regulations or governance codes) or
     (2) as the more favorable choice in cases in which shareholders must choose between alternate proposals

Routine Management Proposals                                                               For

     -    The opening of the shareholder meeting                                           For

     -    That the meeting has been convened under local regulatory requirements           For

     -    The presence of quorum                                                           For

     -    The agenda for the shareholder meeting                                           For

     -    The election of the chair of the meeting                                         For

     -    The appointment of shareholders to co-sign the minutes of the meeting            For

     -    Regulatory filings (E.G., to effect approved share issuances)                    For

     -    The designation of inspector or shareholder representative(s) of                 For
          minutes of meeting

     -    The designation of two shareholders to approve and sign minutes of               For
          meeting

     -    The allowance of questions                                                       For

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     -    The publication of minutes                                                       For

     -    The closing of the shareholder meeting                                           For

     -    Other similar routine management proposals                                       For

Discharge of Management/Supervisory Board Members

     -    Management proposals seeking the discharge of management and                     For
          supervisory board members, unless there is concern about the past actions of the company's auditors or directors or legal action is being taken against the board by other shareholders

Director Elections

     -    Votes on director nominees in contested elections, or in uncontested        Case-by-Case
          elections not subject to policies described herein. Unless otherwise provided for herein, the Agent's standards with respect to determining director independence shall apply. These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.
          Agreement with the Agent's independence standards shall not dictate that a Fund's vote shall be cast according to the Agent's
          corresponding recommendation. Further, the application of Guidelines in connection with such standards shall apply only in cases in which the nominee's level of independence can be ascertained based on available disclosure.

     -    For issuers domiciled in Canada, Finland, France, Ireland, the                 Against
          Netherlands, Sweden or tax haven markets, non-independent directors in cases in which the full board serves as the audit committee, or the company does not have an audit committee

     -    For issuers in all markets, including those in tax haven markets and           Against
          those in Japan that have adopted the U.S.-style board-with-committees structure, non-independent directors who sit on the audit committee, or, if the slate of nominees is bundled, the slate.

     -    In tax haven markets, non-independent directors in cases in which the        Do Not Vote
          full board serves as the compensation committee, or the company does           Against
          not have a compensation committee

     -    Non-independent directors who sit on the compensation or nominating          Do Not Vote
          committees, provided that such committees meet the applicable                  Against
          independence requirements of the relevant listing exchange

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     -    In cases in which committee membership is unclear, non-independent          Case-by-Case
          director nominees if no other issues have been raised in connection with his/her nomination

     -    Individuals nominated as outside/non-executive directors who do not            Against
          meet the Agent's standard for independence, unless the slate of nominees is bundled, in which case the proposal(s) to elect board members shall be considered on a CASE-BY-CASE basis

     -    For issuers in Canada and tax haven markets, votes on bundled slates           Against
          of nominees if the board is non-majority independent. For issuers in other global markets, generally follow Agent's standards for withholding support from non-independent directors excluding the CEO if the board is non-majority independent.

     -    Nominees or slates of nominees presented in a manner not aligned with          Against
          market practice and/or legislation, including:

          -    Bundled slates of nominees in (Hong Kong or France);

          -    Simultaneous reappointment of retiring directors (South Africa);

          - In markets with term lengths capped by legislation, nominees whose terms exceed the caps or are not disclosed (except that bundled slates with such lack of disclosure shall be considered on a CASE-BY-CASE basis); or

          -    Nominees whose names are not disclosed in advance of the meeting
               (Hong Kong or South Africa)

     -    Nominees for which the Agent has raised concerns regarding scandals or      Case-by-Case
          internal controls

     - For markets such as the tax havens, Canada, Australia, South Africa and Malaysia (and for outside directors in South Korea) in which nominees' attendance records are adequately disclosed, the Funds' U.S.
          Guidelines with respect to director attendance shall apply.

     - For companies incorporated in tax haven markets but which trade exclusively in the U.S., the Funds' U.S. Guidelines with respect to director elections shall apply.

Board Structure

     -    Proposals to fix board size, but also support proposals seeking a                For
          board range if the range is reasonable in the context of market practice and anti-takeover considerations

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Independent Statutory Auditors

     -    With respect to Japanese companies that have not adopted the                   Against
          U.S.-style board-with-committees structure, any nominee to the position of "independent statutory auditor" whom the Agent considers affiliated, E.G., if the nominee has worked a significant portion of his career for the company, its main bank or one of its top shareholders. Where shareholders are forced to vote on multiple nominees in a single resolution, vote against all nominees.

     -    Incumbent nominees at companies implicated in scandals or exhibiting           Against
          poor internal controls

Nominating Committee

     -    Proposals that permit non-board members to serve on the nominating             Against
          committee

Director Remuneration                                                                 Case-by-Case

     -    Proposals to approve the remuneration of directors as long as the                For
          amount is not excessive and there is no evidence of abuse

Retirement Bonuses

With respect to Japanese companies:

     -    Proposals if all payments are for directors and auditors who have                For
          served as executives of the company

     -    Proposals if one or more payments are for non-executive, affiliated            Against
          directors or statutory auditors; when one or more of the individuals to whom the grants are being proposed (1) has not served in an executive capacity for the company for at least three years or (2) has been designated by the company as an independent statutory auditor, regardless of the length of time he/she has served

     -    If Agent raises scandal or internal control considerations, bonus              Against
          proposals only for nominees whom a Fund is also voting AGAINST for that reason

Stock Option Plans for Independent Internal Statutory Auditors

     -    With respect to Japanese companies, proposals regarding option grants          Against
          to independent internal statutory auditors, following the Agent's guidelines

                                    PROPOSAL                                           GUIDELINES
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Equity Compensation Plans

     -    Votes with respect to compensation plans, unless otherwise provided         Case-by-Case
          for herein, with voting decisions generally based on the Agent's approach to evaluating such plans, which in the United Kingdom involves use of a compensation valuation model to evaluate the cost of stock-based compensation plans, and in other markets, the calculation of dilution under a company's share plans and analysis of plan features

Shares Reserved for Equity Compensation Plans

     - Unless otherwise provided for herein, voting decisions shall generally be based on the Agent's methodology, including classification of a company's stage of development as growth or mature and the corresponding determination as to reasonability of the share requests.

     -    Equity compensation plans (E.G., option, warrant, restricted stock or          Against
          employee share purchase plans), the issuance of shares in connection with such plans, or related management proposals that:

     -    Exceed Agent's recommended dilution limits;

     - Provide deep or near-term discounts to executives or directors, unless discounts to executives are adequately mitigated by long-term vesting requirements (E.G., Japan);

     -    Are administered by potential grant recipients;

     - Permit financial assistance in the form of interest-free, non-recourse loans in connection with executive's participation;

     - For restricted stock plans, provide no disclosure regarding vesting or performance criteria (provided that plans with disclosure in one or both areas, without regard to Agent's criteria for such disclosure, shall be supported provided they otherwise satisfy these Guidelines);

     - Allow plan administrators to make material amendments without shareholder approval unless adequate prior disclosure has been provided, with such voting decisions generally based on the Agent's approach to evaluating such plans;

     - Provide for terms or participation that is markedly out of line with market practice

     -    Provide for retesting in connection with achievement of

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          performance hurdles unless the Agent's analysis indicates that:

          (1) Performance targets are adequately increased in proportion to the additional time available,
          (2) The amount of compensation subject to retesting is de minimis as a percentage of overall compensation or relative to market practice, or
          (3) The issuer has committed to cease retesting within a reasonable period of time.

     -    Such plans or the related issuance of shares that

          (1)  Do not suffer from the defects noted above or                               For
          (2)  Otherwise meet the Agent's tests if the considerations raised by the Agent pertain solely to performance hurdles or the company's rationale in support of the plan or its participants

     -    Proposals in connection with such plans or the related issuance of          Case-by-Case
          shares in other instances

Remuneration Reports

     -    Reports that include compensation plans permitting:

          (1)  Practices or features not supported under these Guidelines                Against
          (2)  Financial assistance or retesting under the conditions described above, or
          (3)  Provisions for retirement benefits to outside directors, except that reports will generally be voted FOR if contractual
               components are reasonably aligned with market practices on a going-forward basis (E.G., existing obligations related to retirement benefits or terms contrary to evolving standards would not preclude support for the report)

     -    Except as described above, votes on provisions Agent raises with            Case-by-Case
          concern regarding severance/termination payments, contract or notice periods, "leaver" status and vesting or performance criteria

Shareholder Proposals Regarding Executive and Director Pay

     - The Funds' U.S. Guidelines with respect to such shareholder proposals shall apply.

General Share Issuances

     -    Unless otherwise provided for herein, voting decisions shall generally           For
          be based on the Agent's practice to support general issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital and those without


                                    PROPOSAL                                           GUIDELINES
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          preemptive rights to a maximum of 20 percent of currently issued capital.

     -    Specific issuance requests, based on the proposed use and the               Case-by-Case
          company's rationale

     -    Proposals to issue shares (with or without preemptive rights), or to           Against
          grant rights to acquire shares, in cases in which concerns have been identified by the Agent with respect to inadequate disclosure, inadequate restrictions on discounts, or authority to refresh share issuance amounts without prior shareholder approval

Increases in Authorized Capital

     - Unless otherwise provided for herein, voting decisions should generally be based on the Agent's approach.

     -    Nonspecific proposals to increase authorized capital up to 100 percent           For
          over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding

     -    Specific proposals to increase authorized capital, unless:                       For

         -    The specific purpose of the increase (such as a share-based                Against
              acquisition or merger) does not meet these Guidelines for the purpose being proposed; or

         - The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances

     -    Proposals to adopt unlimited capital authorizations                            Against

Preferred Stock

     - Unless otherwise provided for herein, voting decisions should generally be based on the Agent's approach.

     -    Creation of a new class of preferred stock or issuances of preferred             For
          stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders

     -    Creation/issuance of convertible preferred stock as long as the                  For
          maximum number of common shares that could be issued upon conversion meets the Agent's guidelines on equity issuance requests

     -    Creation of (1) a new class of preference shares that would                    Against

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          carry superior voting rights to the common shares or (2) blank check preferred stock unless the board states that the authorization will not be used to thwart a takeover bid

Poison Pills/Protective Preference Shares

     -    Management proposals in connection with poison pills or anti-takeover          Against
          issuances that do not meet the Agent's standards, but generally not regarding director nominees or remuneration in connection with poison pill considerations raised by the Agent

Approval of Financial Statements and Director and Auditor Reports

     -    Management proposals seeking approval of financial accounts and                  For
          reports, unless there is concern about the company's financial accounts and reporting

Remuneration of Auditors

     -    Proposals to authorize the board to determine the remuneration of                For
          auditors, unless there is evidence of excessive compensation relative to the size and nature of the company

Indemnification of Auditors                                                              Against

Allocation of Income and Dividends

     -    Management proposals concerning allocation of income and the                     For
          distribution of dividends, except with respect to securities held by dividend-oriented Funds, which should generally follow Agent's recommendations AGAINST payouts deemed too low according to Agent's methodology

Stock (Scrip) Dividend Alternatives                                                        For

     -    Stock (scrip) dividend proposals that do not allow for a cash option           Against
          unless management demonstrates that the cash option is harmful to shareholder value

Debt Issuance Requests                                                                Case-by-Case

When evaluating a debt issuance request, the issuing company's present financial situation is examined. The main factor for analysis is the company's current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company's bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.

     -    Debt issuances for companies when the gearing level is between zero              For
          and 100 percent

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     -    Proposals where the issuance of debt will result in the gearing level       Case-by-Case
          being greater than 100 percent, comparing any such proposed debt issuance to industry and market standards

Financing Plans

     -    Adoption of financing plans if they are in the best economic interests           For
          of shareholders

Related Party Transactions                                                            Case-by-Case

     -    Approval of such transactions unless the agreement requests a                    For
          strategic move outside the company's charter or contains unfavorable terms

Approval of Donations

     -    Proposals for which adequate, prior disclosure of amounts is not               Against
          provided

Capitalization of Reserves

     -    Proposals to capitalize the company's reserves for bonus issues of               For
          shares or to increase the par value of shares

Amendments to Articles of Association                                                 Case-by-Case

     -    That are editorial in nature                                                     For

     -    Where shareholder rights are protected                                           For

     -    Where there is negligible or positive impact on shareholder value                For

     -    For which management provides adequate reasons for the amendments or             For
          the Agent otherwise supports management's position

     -    Which the company is required to do so by law (if applicable)                    For

     -    With respect to article amendments for Japanese companies:

          -    Management proposals to amend a company's articles to expand its            For
               business lines

          -    Management proposals to amend a company's articles to provide for           For
               an expansion or reduction in the size of the board, unless the expansion/ reduction is clearly disproportionate to the
               growth/decrease in the scale of the business or raises
               anti-takeover concerns

          -    If anti-takeover concerns exist, management proposals,                    Against

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               including bundled proposals, to amend a company's articles to authorize the Board to vary the annual meeting record date

          -    Management proposals regarding amendments to authorize share              Against
               repurchases at the board's discretion, unless there is little to no likelihood of a "creeping takeover" (major shareholder owns nearly enough shares to reach a critical control threshold) or constraints on liquidity (free float of shares is low), and where the company is trading at below book value or is facing a real likelihood of substantial share sales; or where this amendment is bundled with other amendments which are clearly in shareholders'
               interest (generally following the Agent's guidelines)

Other Business

     -    Management proposals for Other Business in connection with global              Against
          proxies, voting in accordance with the Agent's market-specific recommendations

                              ING SERIES FUND, INC.
                                     PART C:
                                OTHER INFORMATION

Item 23.  Exhibits

(a)   (1)   Articles of Amendment and Restatement dated February 21, 2002 -
            Filed as an Exhibit to Post Effective Amendment No. 54 to the
            Registrant's Form N-1A Registration Statement on July 24, 2002 and incorporated herein by reference.

      (2) Articles of Amendment dated February 26, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 54 to the Registrant's Form N-1A Registration Statement on July 24, 2002 and incorporated herein by reference.

      (3) Articles of Amendment dated September 2, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 61 to the Registrant's Form N-1A Registration Statement on September 30, 2003 and incorporated herein by reference.

      (4) Articles of Amendment dated October 1, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant's Registration Statement filed on Form N-1A on May 25, 2004 and incorporated herein by reference.

      (5) Articles of Amendment effective February 17, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant's Registration Statement filed on Form N-1A on May 25, 2004 and incorporated herein by reference.

      (6) Articles of Amendment effective March 1, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant's Registration Statement filed on Form N-1A on May 25, 2004 and incorporated herein by reference.

      (7) Articles of Amendment effective August 14, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 77 to the Registrant's Form N-1A Registration Statement on July 21, 2005 and incorporated herein by reference.

      (8) Plan of Liquidation and Dissolution of Series with respect to ING Classic Principal Protection Fund - Filed as an Exhibit to Post-Effective Amendment No. 74 to the Registrant's Registration Statement filed on Form N-1A on February 25, 2005 and incorporated herein by reference.

      (9) Plan of Liquidation and Dissolution of Series with respect to ING Class Principal Protection Fund II - Filed as an Exhibit to Post-Effective Amendment No. 74 to the Registrant's Registration Statement filed on Form N-1A on February 25, 2005 and incorporated herein by reference.

      (10) Plan of Liquidation and Dissolution of Series with respect to ING Classic Principal Protection Fund III - Filed as an Exhibit to Post-Effective Amendment

            No. 76 to the Registrant Registration Statement on Form N-1A on July 14, 2005 and incorporated herein by reference.

      (11) Plan of Liquidation and Dissolution of Series with respect to ING Classic Principal Protection Fund IV - Filed as an Exhibit to Post-Effective Amendment No. 85 to the Registrant's Registration Statement on Form N-1A on February 27, 2006 and incorporated herein by reference.

      (12) Articles of Amendment effective December 1, 2005 regarding name change of ING Index Plus Protection Fund - Filed as an Exhibit to Post-Effective Amendment No. 85 to the Registrant's Registration Statement on Form N-1A on February 27, 2006 and incorporated herein by reference.

      (13) Articles Supplementary dated March 13, 2006 regarding ING 130/30 Large Cap Equity Fund (ING 130/30 Fundamental Research Fund) - Filed as an Exhibit to Post-Effective Amendment No. 87 to the Registrant's Registration Statement on Form N-1A on April 27, 2006 and incorporated herein by reference.

      (14) Articles of Amendment effective April 28, 2006 regarding name change of ING Strategic Allocation Balanced Fund and ING Strategic Allocation Income Fund - Filed as an Exhibit to Post-Effective Amendment No. 87 to the Registrant's Registration Statement on Form N-1A on April 27, 2006 and incorporated herein by reference.

      (15) Articles of Amendment effective March 30, 2006 regarding name change of ING 130/30 Large Cap Equity Fund to ING 130/30 Fundamental Research Fund - Filed as an Exhibit to Post-Effective Amendment No. 87 to the Registrant's Registration Statement on Form N-1A on April 27, 2006 and incorporated herein by reference.

      (16) Plan of Dissolution of Series for ING Classic Index Plus Fund - Filed as an Exhibit to Post-Effective Amendment No. 87 to the Registrant's Registration Statement on Form N-1A on April 27, 2006 and incorporated herein by reference.

(b) Second Amended and Restated By-Laws - Filed as an Exhibit to Post-Effective Amendment No. 87 to the Registrant's Registration Statement on Form N-1A on April 27, 2006 and incorporated herein by reference.

(c) Form of Instruments Defining Rights of Holders (set forth in the Articles of Amendment and Restatement) - Filed as an Exhibit to Post-Effective Amendment No. 52 to the Registrant's Form N-1A Registration Statement on February 27, 2002 and incorporated herein by reference.

(d)   (1)   Amended Investment Management Agreement between ING Investments,

            LLC and ING Series Fund, Inc. dated April 1, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant's Form N-1A Registration Statement on May 25, 2004 and incorporated herein by reference.

            (i) Amended Schedule A, effective April 11, 2006 to the Investment Management Agreement between ING Investments, LLC and ING Series Fund, Inc. dated April 1, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 87 to the Registrant's Registration Statement on Form N-1A on April 27, 2006 and incorporated herein by reference.

      (2) Sub-Advisory Agreement between ING Investments, LLC and Aeltus Investment Management, Inc. dated March 1, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant's Registration Statement filed on Form N-1A on May 25, 2004 and incorporated herein by reference.

            (i) First Amendment to Sub-Advisory Agreement between ING Investments, LLC and Aeltus Investment Management, Inc. effective July 29, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant's Registration Statement on Form N-1A on February 13, 2004 and incorporated herein by reference.

            (ii) Amended Schedule A, effective April 11, 2006, with respect to the Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Co. dated March 1, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 87 to the Registrant's Registration Statement on Form N-1A on April 27, 2006 and incorporated herein by reference.

      (3) Sub-Advisory Agreement between ING Investments, LLC and BlackRock Advisors, Inc., on behalf of ING Global Science and Technology Fund, dated April 1, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant's Registration Statement filed on Form N-1A on May 25, 2004 and incorporated herein by reference.

      (4) Sub-Advisory Agreement between ING Investments, LLC and Wellington Management Company LLP on behalf of ING Equity Income Fund, dated March 1, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 64 to the Registrant's Form N-1A Registration Statement on March 2, 2004 and incorporated herein by reference.

      (5) Restated Expense Limitation Agreement effective August 1, 2003, (between ING Investments, LLC and) ING Series Fund, Inc. - Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant's Registration Statement filed on Form N-1A on May 25, 2004 and incorporated herein by reference.

            (i) Schedule A to the Restated Expense Limitation Agreement (between) ING Series Fund (and ING Investments, LLC) Operating Expense Limits - Filed as an Exhibit to Post-Effective Amendment No. 72 to the Registrant's Registration Statement filed on Form N-1A on September 27, 2004 and incorporated herein by reference.

            (ii) Amended Schedule A to the Restated Expense Limitation Agreement between ING Series Fund and ING Investments, LLC Limits - Filed as an Exhibit to Post-Effective Amendment No. 82 to the Registrant's Registration Statement on Form N-1A on November 30, 2005 and incorporated herein by reference.

      (6) Amended and Restated Expense Limitation Agreement between ING Investments and ING Series Fund, Inc. dated April 1, 2005 - File as an Exhibit to Post-Effective Amendment No. 76 to the registrant registration statement filed on Form N-1A on July 14, 2005 and incorporated herein by reference.

            (i) Amended Schedule A, effective April 11, 2006 to the Amended and Restated Expense Limitation Agreement between ING Investments, LLC and ING Series Fund, Inc. dated April 1, 2005
                  - Filed as an Exhibit to Post-Effective Amendment No. 87 to the Registrant's Registration Statement on Form N-1A on April 27, 2006 and incorporated herein by reference.

(e)   (1)   Underwriting Agreement between ING Series Fund, Inc. and ING Funds
            Distributor, Inc. and Schedule A to the Underwriting Agreement., dated January 1, 2002 - Filed as an Exhibit to Post-Effective
            Amendment No. 63 to the Registrant's Registration Statement on Form
            N-1A on February 13, 2004 and incorporated herein by reference.

            (i) Amended Schedule of Approvals, effective April 11, 2006, with respect to the Underwriting Agreement between ING Series Fund, Inc. and ING Funds Distributor, Inc. - Filed as an Exhibit to Post-Effective Amendment No. 87 to the Registrant's Registration Statement on Form N-1A on April 27, 2006 and incorporated herein by reference.

            (ii) Substitution Agreement with respect to the Underwriting Agreement between ING Series Fund, Inc. and ING Funds Distributor, Inc. dated October 8, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant's Registration Statement filed on Form N-1A on May 25, 2004 and incorporated herein by reference.

      (2) Master Selling Dealer Agreement - Filed as an Exhibit to Post-Effective Amendment No. 46 to the Registrant's Form N-1A Registration Statement on December 15, 2000 and incorporated herein by reference.

(f) Directors' Deferred Compensation Plan - Filed as an Exhibit to Post-Effective Amendment No. 24 to the Registrant's Form N-1A Registration Statement on January 16, 1998 and incorporated herein by reference.

(g)   (1)   Custody Agreement with The Bank of New York dated January 6, 2003 -
            Filed as an Exhibit to Post-Effective Amendment No. 63 to the
            Registrant's Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

            (i) Amended Exhibit A dated April 28, 2006 with respect to the Custody Agreement with The Bank of New York dated January 6, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 87 to the Registrant's Registration Statement on Form N-1A on April 27, 2006 and incorporated herein by reference.

      (2) Foreign Custody Manager Agreement with The Bank of New York dated January 6, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant's Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

            (i) Amended Exhibit A dated April 28, 2006 with respect to the Foreign Custody Manager Agreement with The Bank of New York dated January 6, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 87 to the Registrant's Registration Statement on Form N-1A on April 27, 2006 and incorporated herein by reference.

            (ii) Amended Schedule 2 with respect to the Foreign Custody Manager Agreement between ING Series Fund, Inc. and The Bank of New York (BNY) - Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant's Registration Statement on Form N-1A on February 13, 2004.

      (3)   Securities Lending Agreement and Guaranty with The Bank of New York
            (BNY), dated August 7, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant's Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

            (i) Amended Exhibit A, effective April 11, 2006, with respect to the Securities Lending Agreement and Guaranty with The Bank of New York dated December 28, 2005 - Filed as an Exhibit to Post-Effective Amendment No. 87 to the Registrant's Registration Statement on Form N-1A on April 27, 2006 and incorporated herein by reference.

(h)   (1)   Administration Agreement between ING Funds Services, LLC and ING

            Series Fund, Inc., dated April 1, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant's Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

            (i) Amended Schedule A with respect to the Administration Agreement between ING Funds Services, LLC and ING Series Fund, Inc. - Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant's Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

      (2) Administration Agreement between ING Funds Services, LLC and ING Series Fund, Inc., dated May 1, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant's Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

            (i) Amended Schedule A, effective April 11, 2006, with respect to the Administration Agreement between ING Funds Services, LLC and ING Series Fund, Inc. dated May 1, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 87 to the Registrant's Registration Statement on Form N-1A on April 27, 2006 and incorporated herein by reference.

      (3) Amended and Restated Financial Guaranty Agreement among ING Series Fund, Inc., Aeltus Investment Management, Inc., ING Investments, LLC and MBIA Insurance Corporation dated March 1, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant's Registration Statement filed on Form N-1A on May 25, 2004 and incorporated herein by reference.

            (i) First Amendment to Amended and Restated Financial Guaranty Agreement among ING Series Fund, Inc., Aeltus Investment Management, Inc., ING Investments, LLC and MBIA Insurance Corporation dated as of November 12, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant's Registration Statement filed on Form N-1A on May 25, 2004 and incorporated herein by reference.

            (ii) Second Amendment to Amended and Restated Financial Guaranty Agreement among ING Series Fund, Inc., Aeltus Investment Management, Inc., ING Investments, LLC and MBIA Insurance Corporation dated as of September 26, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant's Registration Statement filed on Form N-1A on May 25, 2004 and incorporated herein by reference.

      (4) Custodian Service Agreement between ING Series Fund, Inc. and Mellon Bank, N.A., on behalf of PPF I - Filed as an Exhibit to Post-Effective Amendment No. 37 to the Registrant's Registration Statement on Form N-1A on December 16, 1999 and incorporated herein by reference.

      (5) Custodian Monitoring Agreement among ING Series Fund, Inc., MBIA and Russell/Mellon Analytical Services, LLC (Russell/Mellon), on behalf of PPF I - Filed as an Exhibit to Post-Effective Amendment No. 37 to the Registrant's Registration Statement on Form N-1A on December 16, 1999 and incorporated herein by reference.

      (6) Custodian Service Agreement between ING Series Fund, Inc. and Mellon Bank, N.A., on behalf of PPF II - Filed as an Exhibit to Post-Effective Amendment No. 37 to the Registrant's Registration Statement on Form N-1A on December 16, 1999 and incorporated herein by reference.

      (7) Custodian Monitoring Agreement among ING Series Fund, Inc., MBIA and Russell/Mellon, on behalf of PPF II - Filed as an Exhibit to Post-Effective Amendment No. 37 to the Registrant's Registration Statement on Form N-1A on December 16, 1999 and incorporated herein by reference.

      (8) Custodian Service Agreement between ING Series Fund, Inc., and Mellon Bank N.A., on behalf of PPF III - Filed as an Exhibit to Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A on June 28, 2000 and incorporated herein by reference.

      (9) Custodian Monitoring Agreement among ING Series Fund, Inc., MBIA and Russell/Mellon, on behalf of PPF III - Filed as an Exhibit to Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A on June 28, 2000 and incorporated herein by reference.

      (10) Custodian Service Agreement between ING Series Fund, Inc. and Mellon Bank, N.A. on behalf of PPF IV - Filed as an Exhibit to Post-Effective Amendment No. 44 to the Registrant's Registration Statement on Form N-1A on September 27, 2000 and incorporated herein by reference.

      (11) Custodian Monitoring Agreement among ING Series Fund, Inc., MBIA and Russell/Mellon, on behalf of PPF IV - Filed as an Exhibit to Post-Effective Amendment No. 44 to the Registrant's Registration Statement on Form N-1A on September 27, 2000 and incorporated herein by reference.

      (12) Custodian Service Agreement between ING Series Fund, Inc. and Mellon Bank, N.A., on behalf of IPPF - Filed as an Exhibit to Post-Effective Amendment No. 46 to the Registrant's Registration Statement on Form N-1A on December 15, 2000 and incorporated herein by reference.

      (13) Custodian Monitoring Agreement among ING Series Fund, Inc., MBIA and Russell/Mellon, on behalf of IPPF - Filed as an Exhibit to Post-Effective Amendment No. 46 to the Registrant's Registration Statement on Form N-1A on December 15, 2000 and incorporated herein by reference.

      (14) Custodian Service and Monitoring Agreement by and among ING Series Fund, Inc., MBIA Insurance Corporation (MBIA) and The Bank of New York (BNY), dated June 2, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant's Registration Statement on Form N-1A on February 13, 2004 and incorporated herein by reference.

            (i) Amendment to the Custodian Service and Monitoring Agreement by and among ING Series Fund, Inc., MBIA Insurance Corporation
                  (MBIA) and The Bank of New York (BNY), executed as of September 30, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant's Registration Statement on Form N-1A on February 13, 2004 and incorporated herein by reference.

            (ii) Amended Schedule B to the Custodian Service and Monitoring Agreement by and among ING Series Fund, Inc., MBIA Insurance Corporation (MBIA) and The Bank of New York (BNY) - Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant's Registration Statement filed on Form N-1A on May 25, 2004 and incorporated herein by reference.

      (15) Fund Accounting Agreement with The Bank of New York dated January 6, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant's Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

            (i) Amended Exhibit A dated April 28, 2006 with respect to the Fund Accounting Agreement with The Bank of New York dated January 6, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 87 to the Registrant's Registration Statement on Form N-1A on April 27, 2006 and incorporated herein by reference.

      (16) Allocation Agreement (Investment Company Blanket Bond) dated September 24, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant's Registration Statement filed on Form N-1A on May 25, 2004 and incorporated herein by reference.

            (i) Amended Schedule A with respect to the Allocation Agreement (Investment Company Blanket Bond) - Filed as an Exhibit to Post-Effective Amendment No. 85 to the Registrant's Registration Statement on Form N-1A on February 27, 2006 and incorporated herein by reference.

      (17) Custodial Undertaking in Connection with Master Repurchase Agreement with Goldman, Sachs & Co. and The Bank of New York dated March 13, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant's

            Registration Statement filed on Form N-1A on May 25, 2004 and incorporated herein by reference.

            (i) Amended Custodial Undertaking in Connection with Master Repurchase Agreement with Goldman, Sachs & Co. and The Bank of New York dated November 3, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant's Registration Statement filed on Form N-1A on May 25, 2004 and incorporated herein by reference.

      (18) Fund Participation Agreement between Aetna Life Insurance and Annuity Company, Aetna Series Fund, Inc. and Aeltus Investment Management, Inc. dated January 30, 1998 - Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant's Registration Statement filed on Form N-1A on May 25, 2004 and incorporated herein by reference.

            (i) First Amendment to the Fund Participation Agreement between Aetna Life Insurance and Annuity Company, Aetna Series Fund, Inc. and Aeltus Investment Management, Inc. dated as of September 29, 2000 - Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant's Registration Statement filed on Form N-1A on May 25, 2004 and incorporated herein by reference.

      (19) Agency Agreement between Aetna Series Fund, Inc. and DST Systems, Inc. dated July 7, 2001 - Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant's Registration Statement filed on Form N-1A on May 25, 2004 and incorporated herein by reference.

            (i) Amended Exhibit A, effective April 11, 2006, with respect to the Agency Agreement between ING Series Fund, Inc. and DST Systems, Inc. dated July 7, 2001 - Filed as an Exhibit to Post-Effective Amendment No. 87 to the Registrant's Registration Statement on Form N-1A on April 27, 2006 and incorporated herein by reference.

(i)   (1)   Opinion and consent of counsel with regard to the legality of the securities being registered, indicating whether they will, when sold, be legally issued, fully paid, and non-assessable dated August
            29, 2001 - Filed as an Exhibit to Post-Effective Amendment No. 50 to the Registrant's Registration Statement filed on Form N-1A on August
            29, 2001 and incorporated herein by reference.

      (2) Opinion and consent of counsel with regard to shares of Aetna Series Fund, Inc. as to the legality of the securities being registered, indicating whether they will, when sold, be legally issued, fully paid, and non-assessable dated September 27, 2000 - Filed as an Exhibit to Post-Effective Amendment No. 44 to the Registrant's Registration Statement filed on Form N-1A on September 27, 2000 and incorporated herein by reference.

      (3) Opinion and consent of counsel with regard to [as to the legality of ]the securities being registered, indicating whether they will, when sold, be legally issued, fully paid, and non-assessable dated February 26, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 52 to the Registrant's Registration Statement filed on Form N-1A on February 27, 2002 and incorporated herein by reference.

      (3) Opinion and consent of counsel with regard to Class R shares of ING Index Plus LargeCap Fund, ING Index Plus MidCap Fund and ING Index Plus SmallCap Fund as to the legality of the securities being registered, indicating whether they will, when sold, be legally issued, fully paid, and non-assessable dated September 25, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 61 to the Registrant's Registration Statement filed on Form N-1A on September 30, 2003 and incorporated herein by reference.

      (4) Opinion and Consent of counsel regarding the legality of the securities being registered with regard to ING Balanced Fund Class O shares - Filed as an Exhibit to Post-Effective Amendment No 71 to the Registrant's Registration Statement filed on Form N-1A on August 18, 2004 and incorporated herein by reference.

      (5) Opinion and Consent of Goodwin Procter LLP regarding the legality of the securities being registered with regard to ING Classic Index Plus Fund - filed as an Exhibit to Post-Effective Amendment No. 82 to the Registrant's Registration Statement Filed on Form N1-A on November 30, 2005 and incorporated herein by reference.

      (6) Opinion and Consent of Goodwin Procter LLP regarding the legality of the securities being registered with regard to ING 130/30 Fundamental Research Fund - Filed as an Exhibit to Post-Effective Amendment No. 87 to the Registrant's Registration Statement on Form N-1A on April 27, 2006 and incorporated herein by reference.

(j)         (1)   Consent of Goodwin Procter, LLP - To be filed by subsequent
            Post-Effective Amendment

      (2) Consent of KPMG, LLP - To be filed by subsequent Post-Effective Amendment

(k)         Not applicable.

(l)         Not applicable.

(m)   (1)   Amended and Restated Distribution and Shareholder Services Plan
            (Class A) effective March 1, 2002 - Filed as an Exhibit to
            Post-Effective Amendment No. 63 to the Registrant's Form N-1A
            Registration Statement on February 13, 2004 and incorporated herein by reference.

            (i) Amended Schedule 1, effective April 11, 2006, with respect to the Amended and Restated Distribution and Shareholder Services Plan (Class A) - Filed as an Exhibit to Post-Effective Amendment No. 87 to the Registrant's Registration Statement on Form N-1A on April 27, 2006 and incorporated herein by reference.

      (2) Amended and Restated Distribution and Shareholder Services Plan (Class B) effective March 1, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant's Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

            (i) Amended Schedule 1, effective April 11, 2006, with respect to the Amended and Restated Distribution and Shareholder Services Plan (Class B) - Filed as and Exhibit to Post-Effective Amendment No. 87 to the Registrant's Registration Statement on Form N-1A on April 27, 2006 and incorporated herein by reference.

      (3) Amended and Restated Distribution and Shareholder Services Plan (Class C) effective March 1, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant's Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

            (i) Amended Schedule 1, effective April 11, 2006, with respect to the Amended and Restated Distribution and Shareholder Services Plan (Class C) - Filed as an Exhibit to Post-Effective Amendment No. 87 to the Registrant's Registration Statement on Form N-1A on April 27, 2006 and incorporated herein by reference.

            (ii) Amended Schedule 2 with respect to the Amended and Restated Distribution and Shareholder Services Plan (Class C) - Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant's Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

      (4) Amended and Restated Distribution and Shareholder Services Plan (Brokerage Cash Reserves) effective March 1, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant's Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

      (5) Amended and Restated Distribution and Shareholder Services Plan (Class O) effective March 1, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant's Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

            (i) Amended Schedule 1 with respect to the Amended and Restated Distribution and Shareholder Services Plan (Class O) - Filed as an

                  Exhibit to Post-Effective Amendment No. 63 to the Registrant's Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

      (6) Shareholder Service and Distribution Plan for Class R Shares approved June 25, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant's Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

(n)   (1)   Multiple Class Plan pursuant to Rule 18f-3 for ING Series Fund, Inc.
            approved June 25, 2003 - Filed as an Exhibit to Post-Effective
            Amendment No. 61 to the Registrant's Form N-1A Registration
            Statement on September 30, 2003 and incorporated herein by reference.

            (i) Amended Schedule A, effective April 11, 2006, to the Multiple Class Plan pursuant to Rule 18f-3 for ING Series Fund, Inc. - Filed as an Exhibit to Post-Effective Amendment No. 87 to the Registrant's Registration Statement on Form N-1A on April 27, 2006 and incorporated herein by reference.

            (ii) Amended Schedule B, effective April 11, 2006, to the Multiple Class Plan pursuant to Rule 18f-3 for ING Series Fund, Inc. - Filed as an Exhibit to Post-Effective Amendment No. 87 to the Registrant's Registration Statement on Form N-1A on April 27, 2006 and incorporated herein by reference.

(o)         Not applicable.

(p)   (1)   ING Funds and Advisers Code of Ethics effective June 1, 2004 as amended on October 1, 2004 and February 1, 2005 - Filed as an
            Exhibit to Post-Effective Amendment No. 74 to the Registrant's
            Registration Statement filed on Form N-1A on February 25, 2005 and incorporated herein by reference.

      (2) IIM Americas Code of Ethics dated February 2005 - Filed as an Exhibit to Post-Effective Amendment No. 77 to the Registrant's Form N-1A Registration Statement on July 21, 2005 and incorporated herein by reference.

      (3) BlackRock Advisor's Inc. Code of Ethics - Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant's Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

      (4) Wellington Management Company LLP's Code of Ethics dated January 2005 - Filed as an Exhibit to Post-Effective Amendment No. 77 to the Registrant's Form N-1A Registration Statement on July 21, 2005 and incorporated herein by reference.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

      ING Series Fund, Inc. is a Maryland corporation for which separate
financial statements are filed. As of (              ) ING Life Insurance and
Annuity Co. ("ILIAC") and ING National Trust (the "Trust") had the following interests in the Series of ING Series Fund, Inc., through direct ownership or through on of their seperate accounts:

Fund                                      % National Trust
----                                      ----------------
ING Aeltus Money Market Fund                    [ ]%
Brokerage Cash Reserves                         [ ]%

      A list of persons directly or indirectly under common control with the Registrant is incorporated herein by reference to Item 26 to Post-Effective Amendment No. 18 to Registration Statement on Form N-4 (File No. 33-81216), as filed on April 9, 2001 and incorporated herein by reference.

ITEM 25. INDEMNIFICATION

      Article 12, Section (d) of the Registrant's form of Articles of Amendment and Restatement, incorporated herein by reference to Exhibit (a) to Registrant's Registration Statement on Form N-1A (File No. 33-41694), as filed herein, provides for indemnification of directors and officers. In addition, the Registrant's officers and directors are covered under a directors and officers/errors and omissions liability insurance policy issued by ICI Mutual Insurance Company, which expires October 1, 2006.

      Section XI.B of the Administrative Agreement, incorporated herein by reference to Exhibit (h.1) to Registrant's Registration Statement on Form N-1A (File No. 33-41694), provides for indemnification of the Administrator.

      Reference is also made to Section 2-418 of the Corporations and Associations Article of the Annotated Code of Maryland which provides generally that (1) a corporation may (but is not required to) indemnify its directors for judgments, fines and expenses in proceedings in which the director is named a party solely by reason of being a director, provided the director has not acted in bad faith, dishonestly or unlawfully, and provided further that the director has not received any "improper personal benefit"; and (2) that a corporation must (unless otherwise provided in the corporation's charter or articles of incorporation) indemnify a director who is successful on the merits in defending a suit against him by reason of being a director for "reasonable expenses." The statutory provisions are not exclusive; i.e., a corporation may provide greater indemnification rights that those provided by statute.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF ADVISER

      Information as to the directors and officers of ING Investments, LLC (formerly, ING Pilgrim Investments, LLC), together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Adviser in the last two years, is included in it application for registration as a investment adviser on Form ADV (File No. 801-48282) filed under the Investment Advisers Act of 1940, as amended, and is incorporated by reference thereto.

      Information as to the directors and officers of ING Investment Management Co., together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of ING Investment Management Co. in the last two years is included on its application for registration as an investment adviser on Form ADV (File No. 801-9046) filed under the Investment Advisers Act of 1940, as amended, and is incorporated by reference thereto.

      Information as to the directors and officers of BlackRock Advisors, Inc. together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of BlackRock Advisors, Inc. in the last two years is included on its application for registration as an investment adviser on Form ADV (File No. 801-47710) filed under the Investment Adviser's Act of 1940, as amended, and is incorporated by reference thereto.

      Information as to the directors and officers of Wellington Management Company, LLP, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of Wellington Management Company, LLP, in the last two years is included on its application for registration as an investment adviser on Form ADV (File No. 801-15908) filed under the Investment Adviser's Act of 1940, as amended, and is incorporated by reference thereto.

ITEM 27. PRINCIPAL UNDERWRITER

      (a) ING Funds Distributor, LLC is the principal underwriter for ING Mutual Funds; ING Mayflower Trust; ING Funds Trust; ING Equity Trust; ING Investment Funds, Inc.; ING Prime Rate Trust; ING Senior Income Fund; ING Series Fund, Inc.; ING Variable Products Trust; ING VP Emerging Markets Fund, Inc.; ING VP Natural Resources Trust; ING Variable Insurance Trust; USLICO Series Fund; ING VP Balanced Portfolio, Inc.; ING Variable Portfolios, Inc.; ING Variable Funds; ING VP Intermediate Bond Portfolio; ING VP Money Market Portfolio; ING Strategic Allocation Portfolios, Inc. and ING GET Fund.

      (b) Information as to the directors and officers of the Distributor, ING Funds Distributor, LLC, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Distributor in the last two years, is included in its application for registration as a broker-dealer on Form BD (File No. 8-48020) filed under the Securities Exchange Act of 1934, as amended, and is incorporated herein by reference thereto.

      (c) Not applicable

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

      All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained at the offices of (a) ING Series Fund, Inc., (b) the Investment Adviser, (c) the

Distributor, (d) the Custodians, (e) the Transfer Agent, and (f) the Sub-Advisers. The address of each is as follows:

(a)   ING Series Fund, Inc.
      7337 East Doubletree Ranch Road
      Scottsdale, Arizona 85258

(b)   ING Investments, LLC
      7337 East Doubletree Ranch Road
      Scottsdale, Arizona 85258

(c)   ING Funds Distributor, LLC
      7337 East Doubletree Ranch Road
      Scottsdale, Arizona 85258

(d)   The Bank of New York
      100 Church Street
      New York, New York 10286

(e)   DST Systems, Inc.
      P.O. Box 419386
      Kansas City, Missouri 64141

(f)   ING Investment Management Co.
      10 State House Square
      Hartford, Connecticut 06103-3602

(g)   BlackRock Advisor's, Inc.
      40 East 52nd Street
      New York, N.Y. 10022

(h)   Wellington Management Company, LLP
      75 State Street
      Boston, MA 19087

ITEM 29. MANAGEMENT SERVICES

      Not applicable.

ITEM 30. UNDERTAKINGS

      Not Applicable.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended, the Registrant certifies that it has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Scottsdale and State of Arizona on the 26th day of May, 2006.

                                          ING SERIES FUND, INC.

                                          By:   /s/ Theresa K. Kelety
                                                --------------------------------
                                                Theresa K. Kelety
                                                Secretary

      Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

               SIGNATURE                    TITLE                               DATE
               ---------                    -----                               ----
                                            Director                         May 26, 2006
--------------------------------------
            J. Scott Fox*

                                            President and Chief Executive    May 26, 2006
                                            Officer
--------------------------------------
           James M. Hennessy*
                                            Senior Vice President and
                                            Chief/Principal Financial
                                            Officer                          May 26, 2006
--------------------------------------
              Todd Modic*

                                            Director                         May 26, 2006
--------------------------------------
        Albert E. DePrince, Jr.*

                                            Director                         May 26, 2006
--------------------------------------
           Maria T. Fighetti*

                                            Director                         May 26, 2006
--------------------------------------
              Sidney Koch*

                                            Director                         May 26, 2006
--------------------------------------
          Corine T. Norgaard*

                                            Director                         May 26, 2006
--------------------------------------
           Joseph Obermeyer*

                                            Director                         May 26, 2006
--------------------------------------
           Edward T. O'Dell*


*By:  /s/ Theresa K. Kelety
      ---------------------
      Theresa K. Kelety
      Attorney-in-Fact**

**   Powers of attorney for J. Scott Fox, James M. Hennessy, Todd Modic and each
Director were filed as attachments to Post-Effective Amendment No. 85 to the Registrant's Registration Statement on Form N-1A filed on February 27, 2006 and incorporated herein by reference.

                                  EXHIBIT INDEX

EXHIBIT NUMBER  NAME OF EXHIBIT
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None